Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Feb. 28, 2013	Jun. 30, 2012
Document And Entity Information [Abstract]
Entity Registrant Name	Ally Financial Inc.
Entity Central Index Key	0000040729
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Document Type	8-K
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		1,330,970
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 0

Consolidated Statement of Income (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Financing Revenue and Other Interest Income [Abstract]
Interest and fees on finance receivables and loans									$ 4,539		$ 4,189		$ 3,882
Interest on loans held-for-sale									98		180		340
Interest on trading assets									10		8		1
Interest and dividends on available-for-sale investment securities									292		350		320
Interest-bearing cash									24		15		30
Operating leases									2,379		1,929		2,583
Total financing revenue and other interest income									7,342		6,671		7,156
Interest Expense [Abstract]
Interest on deposits									645		615		580
Interest on short-term borrowings									71		61		45
Interest on long-term debt									3,336		3,930		4,207
Total interest expense									4,052		4,606		4,832
Depreciation expense on operating lease assets									1,399		941		1,251
Net financing revenue (loss)	611	472	457	351	318	254	340	212	1,891		1,124		1,073
Other revenue [Abstract]
Servicing fees									409		525		522
Servicing asset valuation and hedge activities, net									(4)		(434)		(617)
Total servicing income, net									405		91		(95)
Insurance premiums and service revenue earned									1,055		1,153		1,342
Gain (loss) on mortgage and automotive loans, net									379		229		587
Gain (loss) on extinguishment of debt									(148)		(64)		(124)
Other gain (loss) on investments, net									146		258		501
Other income, net of losses									737		621		461
Total other revenue	480	775	714	605	591	550	611	536	2,574		2,288		2,672
Total net revenue (loss)	1,091	1,247	1,171	956	909	804	951	748	4,465		3,412		3,745
Provision for loan losses	93	105	33	98	(30)	55	57	79	329		161		361
Noninterest Expense [Abstract]
Compensation and benefits expense									1,106		993		1,087
Insurance losses and loss adjustment expenses									454		452		511
Other operating expenses									2,062		1,983		2,023
Total noninterest expense	951	845	971	855	921	745	920	842	3,622		3,428		3,621
Income (loss) from continuing operations before income tax expense	47	297	167	3	18	4	(26)	(173)	514		(177)		(237)
Income tax expense (benefit) from continuing operations	(887)	46	(16)	1	14	10	8	10	(856)		42		97
Net income (loss) from continuing operations	934	251	183	2	4	(6)	(34)	(183)	1,370		(219)		(334)
Income (loss) from discontinued operations, net of tax	466	133	(1,081)	308	(210)	(204)	147	329	(174)		62		1,363
Net income (loss)	1,400	384	(898)	310	(206)	(210)	113	146	1,196		(157)		1,029
Net income (loss) attributable to common shareholders [Abstract]
Net income (loss) from continuing operations	934	251	183	2	4	(6)	(34)	(183)	1,370		(219)		(334)
Preferred stock dividends - U.S. Department of Treasury									(535)		(534)		(963)
Preferred stock dividends									(267)		(260)		(282)
Impact of preferred stock amendment									0	[1]	32	[1]	(616)	[1]
Net income (loss) from continuing operations attributable to common shareholders									568		(981)		(2,195)
Income (loss) from discontinued operations, net of tax	466	133	(1,081)	308	(210)	(204)	147	329	(174)		62		1,363
Net income (loss) attributable to common shareholders									$ 394		$ (919)		$ (832)
Basic weighted-average common shares outstanding									1,330,970		1,330,970		800,597
Diluted weighted-average common shares outstanding									1,330,970	[2]	1,330,970	[2]	800,597	[2]
Earnings Per Share, Basic [Abstract]
Net income (loss) from continuing operations, Per Basic Share	$ 551	$ 38	$ (13)	$ (149)					$ 427		$ (738)		$ (2,742)
Income (Loss) from Discontinued Operations, Net of Tax, Per Basic Share									$ (131)		$ 47		$ 1,703
Net (loss) income, Basic	$ 901	$ 137	$ (825)	$ 82					$ 296		$ (691)		$ (1,039)
Earnings Per Share, Diluted [Abstract]
Net income (loss) from continuing operations, Per Diluted Share	$ 455	$ 38	$ (13)	$ (149)					$ 427	[2]	$ (738)	[2]	$ (2,742)	[2]
Income (loss) from discontinued operations, net of tax									$ (131)	[2]	$ 47	[2]	$ 1,703	[2]
Net (loss) income, Diluted	$ 700	$ 137	$ (825)	$ 82					$ 296	[2]	$ (691)	[2]	$ (1,039)	[2]

[1]	Refer to Note 18 to the Consolidated Financial Statements for further detail.
[2]	Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2011 and 2010, respectively, net income (loss) from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statement of Comprehensive Income [Abstract]
Net income (loss)	$ 1,400	$ 384	$ (898)	$ 310	$ (206)	$ (210)	$ 113	$ 146	$ 1,196	$ (157)	$ 1,029
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax									331	196	320
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax									141	284	497
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent									190	(88)	(177)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax									184	(237)	165
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax									(168)	173	(182)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent									16	(64)	(17)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax									(4)	0	33
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax									(36)	(27)	(59)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax									(58)	(7)	(19)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent									22	(20)	(40)
Other comprehensive income (loss), net of tax									224	(172)	(201)
Other Comprehensive Income Cumulative Effect of Change in Accounting Principle									0	0	(4)	[1]
Comprehensive income (loss)									$ 1,420	$ (329)	$ 824

[1]	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Consolidated Balance Sheet (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets [Abstract]
Cash and Due from Banks	$ 1,073	$ 2,475
Interest-bearing Deposits in Banks and Other Financial Institutions	6,440	10,560
Total cash and cash equivalents	7,513	13,035
Trading assets	0	622
Investment securities	14,178	15,135
Loans held-for-sale, net	2,576	8,557
Finance receivables and loans, net [Abstract]
Finance receivables and loans, net	99,055	114,755
Allowance for loan losses	(1,170)	(1,503)
Total finance receivables and loans, net	97,885	113,252
Investment in operating leases, net	13,550	9,275
Mortgage servicing rights	952	2,519
Premiums receivable and other insurance assets	1,609	1,853
Other Assets	11,908	18,741
Assets of operations held-for-sale	32,176	1,070
Total assets	182,347	184,059
Liabilities and Equity [Abstract]
Noninterest-bearing deposit liabilities	1,977	2,029
Interest-bearing deposit liabilities	45,938	43,021
Total deposit liabilities	47,915	45,050
Short-term borrowings	7,461	7,680
Long-term debt	74,561	92,885
Interest payable	932	1,587
Unearned insurance premiums and service revenue	2,296	2,576
Accrued expenses and other liabilities	6,585	14,664
Liabilities of operations held-for-sale	22,699	337
Total liabilities	162,449	164,779
Equity [Abstract]
Common stock and paid-in capital	19,668	19,668
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685
Preferred stock	1,255	1,255
Accumulated deficit	(7,021)	(7,415)
Accumulated other comprehensive income	311	87
Total equity	19,898	19,280
Total liabilities and equity	182,347	184,059
Variable Interest Entity, Primary Beneficiary [Member]
Assets [Abstract]
Loans held-for-sale, net	0	9
Finance receivables and loans, net [Abstract]
Finance receivables and loans, net	31,510	40,935
Allowance for loan losses	(144)	(210)
Total finance receivables and loans, net	31,366	40,725
Investment in operating leases, net	6,060	4,389
Other Assets	2,868	3,029
Assets of operations held-for-sale	12,139	0
Total assets	52,433	48,152
Liabilities and Equity [Abstract]
Short-term borrowings	400	795
Long-term debt	26,461	33,143
Interest payable	1	14
Accrued expenses and other liabilities	16	405
Liabilities of operations held-for-sale	9,686	0
Total liabilities	$ 36,564	$ 34,357

Consolidated Balance Sheet (Paranthetical) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Loans Held-for-sale, Fair Value Disclosure	$ 2,490	$ 3,919
Loans Receivable, Fair Value Disclosure	0	835
Long-term Debt, Fair Value	0	830
Accounts Payable and Accrued Liabilities, Fair Value Disclosure	0	29
Variable Interest Entity, Primary Beneficiary [Member]
Loans Receivable, Fair Value Disclosure	0	835
Long-term Debt, Fair Value	$ 0	$ 830

Consolidated Statement Of Changes In Equity (USD $) In Millions, unless otherwise specified	Total	Common stock and paid-in capital [Member]		Mandatorily convertible preferred stock held by U.S. Department Of Treasury [Member]		Preferred stock [Member]		Retained earnings (accumulated deficit) [Member]		Accumulated Other Comprehensive Income [Member]
Beginning Balance at Dec. 31, 2009	$ 20,741	$ 13,829		$ 10,893		$ 1,287		$ (5,732)	[1]	$ 464
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Capital contributions	15	15
Net income (loss)	1,029							1,029
Net income (loss) (Immaterial Error [Member])	46
Preferred stock dividends - U.S. Department of Treasury	(963)							(963)
Preferred stock dividends	(282)							(282)
Dividends, Common Stock	(11)							(11)
Conversion of Stock, Amount Converted	0	5,824	[2]	(5,208)	[2]			(616)	[2]
Other comprehensive income (loss)	(205)									(205)
Stockholders' Equity, Other	74							74	[3]
Ending Balance (Immaterial Error [Member])	91
Ending Balance at Dec. 31, 2010	20,398	19,668		5,685		1,287		(6,501)	[1]	259
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	(157)
Preferred stock dividends - U.S. Department of Treasury	(534)							(534)
Preferred stock dividends	(260)							(260)
Series A preferred stock amendment	0					(32)	[2]	32	[2]
Other comprehensive income (loss)	(172)									(172)
Stockholders' Equity, Other	5							5	[3]
Ending Balance at Dec. 31, 2011	19,280	19,668		5,685		1,255		(7,415)		87
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	1,196
Preferred stock dividends - U.S. Department of Treasury	(535)							(535)
Preferred stock dividends	(267)							(267)
Other comprehensive income (loss)	224									224
Ending Balance at Dec. 31, 2012	$ 19,898	$ 19,668		$ 5,685		$ 1,255		$ (7,021)		$ 311

[1]	Includes decreases of $46 million and $45 million, respectively, for the years ended December 31, 2010 and 2009, from previously reported balances for the correction of immaterial errors. Refer to Note 1 for further detail.
[2]	Refer to Note 18 to the Consolidated Financial Statements for further detail.
[3]	Represents a reduction of the estimated payment accrued for tax distributions as a result of the completion of the GMAC LLC U.S. Return of Partnership Income for the tax period January 1, 2009, through June 30, 2009.

Consolidated Statement Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net Cash Provided by (Used in) Operating Activities [Abstract]
Net income (loss)	$ 1,196		$ (157)		$ 1,029
Depreciation, Amortization and Accretion, Net	2,381		2,713		4,146
Other Impairment	19		40		170
Changes In Fair Value Of Mortgage Servicing Rights	677		1,606		872
Provision for Loan Losses Expensed Including Discontinued Operations	405		217		469
Gain Loss on Sales of Loans Net Including Discontinued Operations	(527)		(459)		(1,014)
Available-for-sale Securities Gross Realized Gain Loss Excluding Otti Including Disc Ops	(177)		(294)		(520)
Gain Loss on Extinguishment of Debt Including Discontinued Operations	148		64		123
Payments for Origination and Purchases of Loans Held-for-sale	(33,075)		(60,270)		(73,823)
Proceeds from Sale of Loans Held-for-sale	34,073		61,187		80,093
Total Charge Recorded Related to ResCap Bankruptcy	1,192		0		0
Trading assets	595		(483)		(39)
Deferred income taxes	(1,491)		(198)		(272)
Interest payable	(311)		(98)		177
Other assets	802		(311)		1,240
Other liabilities	(595)		1,390		(504)
Other, net	(263)		546		(540)
Net cash provided by (used in) operating activities	5,049		5,493		11,607
Net Cash Provided by (Used in) Investing Activities [Abstract]
Purchases of available-for-sale securities	(12,816)		(19,377)		(24,116)
Proceeds from sales of available-for-sale securities	7,662		14,232		17,872
Proceeds from maturities of available-for-sale securities	5,673		4,965		4,527
Net (increase) decrease in finance receivables and loans	(11,943)		(16,998)		(17,344)
Proceeds from sales of finance receivables and loans	2,332		2,868		3,138
Purchases of operating lease assets	(7,444)		(6,528)		(3,551)
Disposals of operating lease assets	1,745		5,517		8,627
Proceeds from sale of business units, net	516	[1]	50	[1]	161	[1]
Net decrease in cash and cash equivalents from deconsolidation of ResCap	(539)		0		0
Other, net	(1,741)		1,143		3,119
Net cash (used in) provided by investing activities	(16,555)		(14,128)		(7,567)
Net Cash Provided by (Used in) Financing Activities [Abstract]
Net change in short-term borrowings	2,694		514		(3,629)
Net increase in bank deposits	7,580		5,840		6,556
Proceeds from issuance of long-term debt	39,401		44,754		39,002
Repayments of long-term debt	(39,909)		(40,473)		(49,530)
Dividends paid	(802)		(819)		(1,253)
Other, net	(927)		234		869
Net cash provided by (used in) financing activities	8,037		10,050		(7,985)
Effect of exchange-rate changes on cash and cash equivalents	(58)		49		102
Net Cash Provided by (Used in) Continuing Operations	(3,527)		1,464		(3,843)
Net Cash Provided by (Used in) Discontinued Operations	(1,995)	[1],[2]	(99)	[1],[2]	725	[1],[2]
Cash and cash equivalents at beginning of period	13,035		11,670		14,788
Cash and cash equivalents at end of period	7,513		13,035		11,670
Cash and cash equivalents of business units at the time of disposition	147		88		1,200
Supplemental Cash Flow Information [Abstract]
Interest	5,311		5,630		5,531
Income taxes	404		507		517
Increase in Finance Receivables and Loans Due to Change in Accounting Principle	0	[3]	0	[3]	17,990	[3]
Increase in Long-Term Debt Due to Change in Accounting Principle	0	[3]	0	[3]	17,054	[3]
Transfer of mortgage servicing rights into trading assets through certification	0		266		0
Noncash Conversion of Stock	0		0		5,208
Proceeds from sales and repayments of mortgage loans held-for-investment originally designated as held-for-sale	127		241		1,324
Consolidation of Loans, Net	0		0		137
Consolidation of Variable Interest Entity Debt	0		0		78
Deconsolidation of Loans, Net	0		0		1,969
Deconsolidation of Variable Interest Entity Debt	$ 0		$ 0		$ 1,903

[1]	The amounts are net of cash and cash equivalents of $147 million at December 31, 2012, $88 million at December 31, 2011, and $1.2 billion at December 31, 2010 of business units at the time of disposition.
[2]	Cash flows of discontinued operations are reflected within operating, investing, and financing activities in the Consolidated Statement of Cash Flows. The cash balance of these operations is reported as assets of operations held-for-sale on the Consolidated Balance Sheet.
[3]	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Description Of Business, Basis Of Presentation, And Changes In Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation, Basis of Presentation, Business Description and Accounting Policies [Text Block]
Description of Business, Basis of Presentation, and Changes in Significant Accounting Policies
Ally Financial Inc. (formerly GMAC Inc. and referred to herein as Ally, we, our, or us) is a leading, independent, diversified, financial services firm. Founded in 1919, we are a leading automotive financial services company with over 90 years experience providing a broad array of financial products and services to automotive dealers and their customers. We became a bank holding company on December 24, 2008, under the Bank Holding Company Act of 1956, as amended. Our banking subsidiary, Ally Bank, is an indirect wholly owned subsidiary of Ally Financial Inc. and a leading franchise in the growing direct (online and telephonic) banking market.
Residential Capital, LLC
On May 14, 2012 (the Petition Date), Residential Capital, LLC (ResCap) and certain of its wholly owned direct and indirect subsidiaries (collectively, the Debtors) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). In connection with the filings in May, Ally Financial Inc. and its direct and indirect subsidiaries and affiliates (excluding the Debtors) (collectively, AFI) had reached an agreement with the Debtors and certain creditor constituencies on a prearranged Chapter 11 plan (the Plan). The Plan included a proposed settlement (the Settlement) between AFI and the Debtors, which included, among other things, an obligation of AFI to make a $750 million cash contribution to the Debtors' estate, and a release of all existing or potential causes of action between AFI and the Debtors, as well as a release of all existing or potential ResCap-related causes of action against AFI held by third parties.
The Settlement contemplated certain milestone requirements that the Debtors failed to satisfy, including the Bankruptcy Court's confirmation of the Plan on or before October 31, 2012. While the failure to meet this October 31 milestone would have resulted in the Settlement's automatic termination, AFI and the Debtors agreed to monthly temporary waivers of this automatic termination through February 28, 2013. This waiver was not extended beyond this date, and therefore the Settlement has terminated.
On November 21, 2012, the Bankruptcy Court entered orders approving the sale of the Debtors' (i) mortgage servicing platform (the Platform Sale) to Ocwen Loan Servicing, LLC and Walter Investment Management Corp. and (ii) “whole-loan” portfolio (the Whole-Loan Sale) to Berkshire Hathaway Inc. under section 363 of the Bankruptcy Code, and not as part of the Plan as originally contemplated. The Whole-Loan Sale closed on February 5, 2013, and the Platform Sale closed on February 15, 2013.
As of the Petition Date, institutional investors in residential mortgage-backed securities (RMBS Investors) issued by ResCap's affiliates and holding more than 25 percent of at least one class in each of 290 securitizations agreed to settle alleged representation and warranty claims against the Debtors' estates in exchange for a total $8.7 billion allowed claim in the Debtors' bankruptcy cases, subject to the applicable securitization trustees' acceptance of the terms of the settlements (the RMBS Settlements). The RMBS Investors also signed separate plan support agreements (PSAs) with the Debtors and AFI in support of the Plan at the time of entering into the RMBS Settlements. To date, RMBS Investors holding more than 25 percent of at least one class in each of 336 securitizations have agreed to the RMBS Settlements. These 336 securitizations have an aggregate original principal balance of approximately $189 billion (out of a total of 392 outstanding securitizations with an original principal balance of $221 billion). The RMBS Settlements are subject to Bankruptcy Court approval, and the Bankruptcy Court has scheduled a hearing to consider such approval in late May 2013. The PSAs are not part of this scheduled Bankruptcy Court hearing. A number of creditors have raised objections to the RMBS Settlements, and the trustees representing the securitization trusts and AFI have filed statements in support of the Debtors' motion to approve the RMBS Settlements. Separately, the Debtors have failed to meet several Plan milestones in their bankruptcy cases, each of which has given the RMBS Investors the right to terminate the PSAs upon three business days advance written notice to the Debtors and AFI. The RMBS Investors have not given the Debtors and AFI such a notice to date, but have the right to do so at any time. If the RMBS Settlements were not approved or the RMBS Investors were to decide not to support any proposed plan, it could adversely impact the likelihood that any such proposed plan is approved by the Bankruptcy Court. AFI continues to support the RMBS Settlements at this time.
On June 4, 2012, Berkshire Hathaway Inc. filed a motion in the Bankruptcy Court for the appointment of an independent examiner to investigate, among other things, certain of the Debtors' transactions with AFI occurring prior to the Petition Date, any claims the Debtors may hold against AFI's officers and directors, and any claims the Debtors proposed to release under the Plan. On June 20, 2012, the Bankruptcy Court approved the appointment of an examiner and, subsequently, the United States Trustee for the Southern District of New York appointed former bankruptcy judge Arthur J. Gonzalez, Esq. as the examiner (the Examiner). On July 27, 2012, the Bankruptcy Court entered an order approving the scope of the Examiner's investigation. The investigation includes, among other things: (a) all material pre-petition transactions between or among the Debtors and AFI, Cerberus Capital Management, L.P. and its subsidiaries and affiliates, and/or Ally Bank; (b) certain post-petition negotiations and transactions with the Debtors, including with respect to plan sponsor, plan support, and settlement agreements, the debtor-in-possession financing with AFI, the stalking horse asset purchase agreement with AFI, and the servicing agreement with Ally Bank; (c) all state and federal law claims or causes of action the Debtors proposed to release as part of the Plan; and (d) the release of all existing or potential ResCap-related causes of action against AFI held by third parties. In the Examiner's original work plan, the Examiner estimated that his investigation and related report would be completed six months from approximately August 6, 2012. However, on February 7, 2013 the Examiner informed the Bankruptcy Court in the third supplement to the work plan that the investigation and related report will not be completed until early May 2013.
On December 26, 2012, the Bankruptcy Court, in an effort to facilitate plan negotiations, entered an order appointing bankruptcy judge James M. Peck, Esq. as mediator to assist the parties in resolving certain issues relating to the formulation and confirmation of the Plan. There can be no assurance that the mediation process will continue or will ultimately lead to a successful agreement among the parties.
On February 26, 2013, the official committee of unsecured creditors appointed in the Debtors' bankruptcy cases (the Creditors' Committee) filed with the Bankruptcy Court a response to the Debtors' motions for appointment of a chief restructuring officer and to extend their exclusive period to file a chapter 11 plan, which, among other things, states that the Creditors' Committee supports such extension through and including April 30, 2013, and during such time the Creditors' Committee will agree not to bring any claims against AFI. The response further states that the Debtors consent to the Creditors' Committee seeking standing in the Bankruptcy Court to prosecute and/or settle the Debtors' alleged claims against AFI and agree to settle claims against AFI only with Creditors' Committee consent.
On February 27, 2013, the Debtors filed a motion with the Bankruptcy Court seeking, for purposes of any proposed chapter 11 plan, that GMAC Mortgage's obligation to conduct and pay for independent file review regarding certain residential foreclosure actions and foreclosure sales prosecuted by GMAC Mortgage and its subsidiaries, as required under the Consent Order, be classified as a general unsecured claim in an amount to be determined, and that the automatic stay under the Bankruptcy Code be applied to prevent the FRB, the FDIC, and other governmental entities from taking any action to enforce the obligation against the Debtors. If the Bankruptcy Court approves the motion, such governmental entities are likely to seek to enforce the obligation against AFI, and any such obligations ultimately borne by AFI could be material. The Debtors have requested that the motion be heard at a hearing on March 21, 2013.
We are currently named as defendants in various lawsuits relating to ResCap mortgage-backed securities and certain other mortgage-related matters, which are described in more detail in Note 29. Substantially all of these matters are currently subject to orders entered by the Bankruptcy Court staying the matters through either March 31, 2013 or April 30, 2013. Unless the Debtors seek and obtain Bankruptcy Court approval to extend these stay orders, these matters are expected to proceed against us once the applicable stay orders expire.
As a result of the termination of the Settlement, AFI is no longer obligated to make the $750 million cash contribution and neither party is bound by the Settlement. Further, AFI is not entitled to receive any releases from either the Debtors or any third party claimants, as was contemplated under the Plan and Settlement. However, AFI has not withdrawn its offer to provide a $750 million cash contribution to the Debtors' estate if an acceptable settlement can be reached. As a result of the termination of the Settlement, substantial claims could be brought against us, which could have a material adverse impact on our results of operations, financial position or cash flows. We would have strong legal and factual defenses with respect to any such claims, and would vigorously defend them.
As a result of the bankruptcy filing, effective May 14, 2012, we have deconsolidated ResCap from our financial statements. Based on our assessment of the effect of the deconsolidation of ResCap, obligations under the Plan, and other impacts related to the Chapter 11 filing, we recorded a charge of $1.2 billion during 2012, within our (loss) income from discontinued operations, net of tax. This charge primarily consists of the impairment of Ally's $442 million equity investment in ResCap and the $750 million cash contribution to be made by us to the Debtors' estate described above. As of December 31, 2012, we have $1.3 billion of financing due from ResCap, which is classified as Finance Receivables and Loans, net on our Consolidated Balance Sheet. We maintain no allowance or impairment against these receivables because management considers them to be fully collectible. At December 31, 2012, our hedging arrangements with ResCap were fully collateralized. Additionally, under a shared services agreement (SSA), each entity agreed to provide services to the other for a period of one year. The SSA will automatically renew each year unless either entity provides written notice of nonrenewal to the other party at least three months prior to the expiration. The SSA fees received by Ally and the expenses paid to ResCap will be reflected within the Consolidated Statement of Income as a reduction or increase of noninterest expense. Because of the uncertain nature of the bankruptcy proceedings, we cannot predict the ultimate financial impact to Ally. Refer to Note 29 for additional information regarding these bankruptcy proceedings.
Consolidation and Basis of Presentation
The Consolidated Financial Statements include our accounts and accounts of our majority-owned subsidiaries after eliminating all significant intercompany balances and transactions and include all variable interest entities (VIEs) in which we are the primary beneficiary. Refer to Note 10 for further details on our VIEs. Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP). Additionally, where applicable, the policies conform to the accounting and reporting guidelines prescribed by bank regulatory authorities.
We operate our international subsidiaries in a similar manner as we operate in the United States of America (U.S. or United States), subject to local laws or other circumstances that may cause us to modify our procedures accordingly. The financial statements of subsidiaries that operate outside of the United States generally are measured using the local currency as the functional currency. All assets and liabilities of foreign subsidiaries are translated into U.S. dollars at year-end exchange rates. The resulting translation adjustments are recorded in accumulated other comprehensive income. Income and expense items are translated at average exchange rates prevailing during the reporting period.
Correction of Immaterial Error
We have revised our consolidated financial statements for the years ended December 31, 2010 and 2009, for the correction of an immaterial error related to the accounting for a fair value derivative hedge associated with a specific bond affected by our 2008 bond exchange. The correction of the error resulted in an increase in long-term debt and an associated increase in interest on long-term debt that reduced previously reported net income by $46 million and $45 million for the years ended December 31, 2010 and 2009, respectively. Total equity at December 31, 2010 has also been reduced by $91 million compared to amounts previously reported. We concluded based on our quantitative and qualitative analysis that these related amounts are not material to our results of operations or financial condition.
Use of Estimates and Assumptions
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and that affect income and expenses during the reporting period and related disclosures. In developing the estimates and assumptions, management uses all available evidence; however, actual results could differ because of uncertainties associated with estimating the amounts, timing, and likelihood of possible outcomes.
Significant Accounting Policies
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and certain highly liquid investment securities with maturities of three months or less from the date of purchase. Cash and cash equivalents that have restrictions on our ability to withdraw the funds are included in other assets on our Consolidated Balance Sheet. The book value of cash equivalents approximates fair value because of the short maturities of these instruments. Certain securities with original maturities less than 90 days that are held as a portion of longer-term investment portfolios, primarily held by our Insurance operations, are classified as investment securities.
Securities
Our portfolio of securities includes government securities, corporate bonds, asset- and mortgage-backed securities (MBS), interests in securitization trusts, equity securities, and other investments. Securities are classified based on management's intent. Our trading assets primarily consisted of MBS and retained and purchased interests in certain securitizations. The trading assets are carried at fair value with changes in fair value recorded in current period earnings. All other securities are classified as available-for-sale and carried at fair value with unrealized gains and losses included in accumulated other comprehensive income or loss, on an after-tax basis. Premiums and discounts on debt securities are amortized as an adjustment to investment yield generally over the stated maturity of the security. We employ a systematic methodology that considers available evidence in evaluating potential other-than-temporary impairment of our investments classified as available-for-sale. If the cost of an investment exceeds its fair value, we evaluate, among other factors, the magnitude and duration of the decline in fair value. We also evaluate the financial health of and business outlook for the issuer, the performance of the underlying assets for interests in securitized assets, and our intent and ability to hold the investment.
Once a decline in fair value of an equity security is determined to be other-than-temporary, an impairment charge for the credit component is recorded to other gain (loss) on investments, net, in our Consolidated Statement of Income, and a new cost basis in the investment is established. Noncredit component losses of a debt security are recorded in other comprehensive income (loss) when we do not intend to sell the security or it is not more likely than not that we will have to sell the security prior to the security's anticipated recovery. Noncredit component losses are amortized over the remaining life of the debt security by offsetting the recorded value of the asset.
Realized gains and losses on investment securities are reported in other gain (loss) on investments, net, and are determined using the specific identification method.
For information on investment securities refer to Note 6.
Loans Held-for-sale
Loans held-for-sale may include consumer automobile, consumer mortgage, and commercial receivables and loans. Loans held-for-sale are carried at either fair value because of the fair value option election or lower of cost or estimated fair value. Loan origination fees, as well as discount points and incremental direct origination costs, are initially recorded as an adjustment of the cost basis of the loan and are reflected in the gain or loss on sale of loans when sold. Fair value is determined by type of loan and is generally based on contractually established commitments from investors, current investor yield requirements, current secondary market pricing, or cash flow models using market-based yield requirements. Our fair value option election loans primarily consist of conforming and government-insured mortgage loans. Refer to Note 7 for information on loans held-for-sale and Note 25 for information on fair value measurement.
Finance Receivables and Loans
Finance receivables and loans are reported at the principal amount outstanding, net of unearned income, premiums and discounts, and allowances. Unearned income, which includes unearned rate support received from an automotive manufacturer on certain automotive loans and deferred origination fees reduced by origination costs, is amortized over the contractual life of the related finance receivable or loan using the effective interest method. We make incentive payments for consumer auto loan originations to automotive dealers under our Ally Dealer Rewards Program and account for these payments as direct loan origination costs. Loan commitment fees are generally deferred and amortized over the commitment period. For information on finance receivables and loans, refer to Note 8.
We classify finance receivables and loans between loans held-for-sale and loans held-for-investment based on management's assessment of our intent and ability to hold loans for the foreseeable future or until maturity. Management's intent and ability with respect to certain loans may change from time to time depending on a number of factors including economic, liquidity, and capital conditions. Management's view of the foreseeable future is based on the longest reasonably reliable net income, liquidity, and capital forecast period.
Our portfolio segments are based on the level at which we develop and document our methodology for determining the allowance for loan losses. Additionally, the classes of finance receivables are based on several factors including the method for monitoring and assessing credit risk, the method of measuring carrying value, and the risk characteristics of the finance receivable. Based on an evaluation of our process for developing the allowance for loan losses including the nature and extent of exposure to credit risk arising from finance receivables, we have determined our portfolio segments to be consumer automobile, consumer mortgage, and commercial.

•	Consumer automobile — Consists of retail automobile financing for new and used vehicles.

•	Consumer mortgage — Consists of the following classes of finance receivables.

•	1st Mortgage — Consists of residential mortgage loans that are secured in a first-lien position and have priority over all other liens or claims on the respective collateral.

•	Home equity — Consists of residential home equity loans or mortgages with a subordinate-lien position.

•	Commercial — Consists of the following classes of finance receivables.

•	Commercial and Industrial

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Automobile — Consists of financing operations to fund dealer purchases of new and used vehicle through wholesale or floorplan financing. Additional commercial offerings include automotive dealer term loans, revolving lines of credit, and dealer fleet financing.

•	Mortgage — Consists primarily of warehouse lending.

•	Other — Consists of senior secured commercial lending.

•	Commercial Real Estate

•	Automobile — Consists of term loans to finance dealership land and buildings.

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Mortgage — Related primarily to activities within our business capital group, which provides financing to residential land developers and homebuilders. These activities are in wind-down and do not represent a material component of our business.

Nonaccrual Loans
Revenue recognition is suspended when any finance receivables and loans are placed on nonaccrual status. Generally, all classes of finance receivables and loans are placed on nonaccrual status when principal or interest has been delinquent for 90 days or when full collection is determined not to be probable. Exceptions include commercial real estate loans that are placed on nonaccrual status when delinquent for 60 days. These loans are reported as nonperforming loans in Note 8. Revenue accrued, but not collected, at the date finance receivables and loans are placed on nonaccrual status is reversed and subsequently recognized only to the extent it is received in cash or until it qualifies for return to accrual status. However, where there is doubt regarding the ultimate collectability of loan principal, all cash received is applied to reduce the carrying value of such loans. Finance receivables and loans are restored to accrual status only when contractually current and the collection of future payments is reasonably assured.
Generally, we recognize all classes of loans as past due when they are 30 days delinquent on making a contractually required payment.
Impaired Loans
All classes of loans are considered impaired when we determine it is probable that we will be unable to collect all amounts due (both principal and interest) according to the terms of the loan agreement.
For all classes of consumer loans, impaired loans are loans that have been modified in troubled debt restructurings.
All classes of commercial loans are considered impaired on an individual basis and reported as impaired when we determine it is probable that we will be unable to collect all amounts due according to the terms of the loan agreement.
For all classes of impaired loans, income recognition is consistent with that of nonaccrual loans discussed above. For collateral dependent loans, if the recorded investment in impaired loans exceeds the fair value of the collateral, a charge-off is recorded consistent with the TDR discussion below.
Troubled Debt Restructurings (TDRs)
When the terms of finance receivables or loans are modified, consideration must be given as to whether or not the modification results in a TDR. A modification is considered to be a TDR when both a) the borrower is experiencing financial difficulty and b) we grant a concession to the borrower. These considerations require significant judgment and vary by portfolio segment. In all cases, the cumulative impacts of all modifications are considered at the time of the most recent modification.
For all classes of consumer loans, various qualitative factors are utilized for assessing the financial difficulty of the borrower. These include, but are not limited to, the borrowers default status on any of its debts, bankruptcy and recent changes in financial circumstances (loss of job, etc.). A concession has been granted when as a result of the modification we do not expect to collect all amounts due, including interest accrued at the original contract rate. Types of modifications that may be considered concessions include but are not limited to extensions of terms at a rate that does not constitute a market rate, a reduction, deferral or forgiveness of principal or interest owed and loans that have been discharged in a Chapter 7 Bankruptcy and have not been reaffirmed by the borrower.
In addition to the modifications noted above, in our consumer automobile class of loans we also provide extensions or deferrals of payments to borrowers who we deem to be experiencing only temporary financial difficulty. In these cases, there are limits within our operational policies to minimize the number of times a loan can be extended, as well as limits to the length of each extension, including a cumulative cap over the life of the loan. Before offering an extension or deferral, we evaluate the capacity of the customer to make the scheduled payments after the deferral period. During the deferral period, we continue to accrue and collect interest on the loan as part of the deferral agreement. We grant these extensions or deferrals when we expect to collect all amounts due including interest accrued at the original contract rate.
A restructuring that results in only a delay in payment that is deemed to be insignificant is not a concession and such modification is not considered to be a TDR. In order to assess whether a restructuring that results in a delay in payment is insignificant, we consider the amount of the restructured payments subject to delay in conjunction with the unpaid principal balance or the collateral value of the loan, whether or not the delay is significant with respect to the frequency of payments under the original contract, or the loan's original expected duration. In the cases where payment extensions on our automobile loan portfolio cumulatively extend beyond 90 days and are more than 10% of the original contractual term or any cumulative extension beyond 180 days, we deem the delay in payment to be more than insignificant, and as such, classify these types of modifications as TDRs. Otherwise, we believe that the modifications do not represent a concessionary modification and accordingly, they are not classified as TDRs.
For all classes of commercial loans, similar qualitative factors are considered when assessing the financial difficulty of the borrower. In addition to the factors noted above, consideration is also given to the borrower's forecasted ability to service the debt in accordance with the contractual terms, possible regulatory actions and other potential business disruptions (e.g. the loss of a significant customer or other revenue stream). Consideration of a concession is also similar for commercial loans. In addition to the factors noted above, consideration is also given to whether additional guarantees or collateral have been provided.
For all loans, TDR classification typically results from our loss mitigation activities. For loans held-for-investment that are not carried at fair value and are TDRs, impairment is typically measured based on the differences between the net carrying value of the loan and the present value of the expected future cash flows of the loan. The loan may also be measured for impairment based on the fair value of the underlying collateral less costs to sell for loans that are collateral dependent. We recognize impairment by either establishing a valuation allowance or recording a charge-off.
The financial impacts of modifications that meet the definition of a TDR are reported in the period in which they are identified as TDRs. Additionally, if a loan that is classified as a TDR redefaults within twelve months of the modification, we are required to disclose such instances of redefault. For the purpose of this disclosure, we have determined that a loan is considered to have redefaulted when the loan meets the requirements for evaluation under our charge-off policy except for commercial loans where redefault is defined as 90 days past due.
Our policy is to generally place all TDRs on nonaccrual status until the loan has been brought fully current, the collection of contractual principal and interest is reasonably assured, and six consecutive months of repayment performance is achieved. In certain cases, if a borrower has been current up to the time of the modification and repayment of the debt subsequent to the modification is reasonably assured, we may choose to continue to accrue interest on the loan.
Charge-offs
As a general rule, consumer automobile loans are written down to estimated collateral value, less costs to sell, once a loan becomes 120 days past due. Consumer first-lien mortgage loans, which consists of our entire 1st mortgage class and a subset of our home equity class that are secured by real estate in a first-lien position are written down to the estimated fair value of the collateral, less costs to sell, once a mortgage loan becomes 180 days past due. Second-lien consumer mortgage loans within our home equity class are charged off at 180 days past due. Second-lien consumer mortgage loans in bankruptcy that are 60 days past due are fully charged off within 60 days of receipt of notification of filing from the bankruptcy court. Consumer automobile and first-lien consumer mortgage loans in bankruptcy that are 60 days past due are written down to the estimated fair value of the collateral, less costs to sell, within 60 days of receipt of notification of discharge from the bankruptcy court. Regardless of other timelines noted within this policy, loans are considered collateral dependent at the time foreclosure or repossession proceedings begin and are charged off to the estimated fair value of the underlying collateral, less costs to sell at that time.
Commercial loans are individually evaluated and where collectability of the recorded balance is in doubt are written down to the estimated fair value of the collateral less costs to sell. Generally, all commercial loans are charged off when it becomes unlikely that the borrower is willing or able to repay the remaining balance of the loan and any underlying collateral is not sufficient to recover the outstanding principal. Collateral dependent loans are charged-off to the fair market value of collateral less costs to sell and non-collateral dependent loans are fully written-off.
Allowance for Loan Losses
The allowance for loan losses (the allowance) is management's estimate of incurred losses in the lending portfolios. We determine the amount of the allowance required for each of our portfolio segments based on its relative risk characteristics. The evaluation of these factors for both consumer and commercial finance receivables and loans involves complex, subjective judgments. Additions to the allowance are charged to current period earnings through the provision for loan losses; amounts determined to be uncollectible are charged directly against the allowance, net of amounts recovered on previously charged-off accounts.
The allowance is comprised of two components: specific reserves established for individual loans evaluated as impaired and portfolio-level reserves established for large groups of typically smaller balance homogeneous loans that are collectively evaluated for impairment. We evaluate the adequacy of the allowance based on the combined total of these two components. Determining the appropriateness of the allowance is complex and requires judgment by management about the effect of matters that are inherently uncertain. It is possible that others, given the same information, may at any point in time reach different reasonable conclusions.
Measurement of impairment for specific reserves is generally determined on a loan-by-loan basis. Loans determined to be specifically impaired are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, an observable market price, or the estimated fair value of the collateral less estimated costs to sell, whichever is determined to be the most appropriate. When these measurement values are lower than the carrying value of that loan, impairment is recognized. Loans that are not identified as individually impaired are pooled with other loans with similar risk characteristics for evaluation of impairment for the portfolio-level allowance.
For the purpose of calculating portfolio-level reserves, we have grouped our loans into three portfolio segments: consumer automobile, consumer mortgage, and commercial. The allowance consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, and includes a qualitative component based on management judgment. Management takes into consideration relevant qualitative factors, including external and internal trends such as the impacts of changes in underwriting standards, collections and account management effectiveness, geographic concentrations, and economic events, among other factors, that have occurred but are not yet reflected in the quantitative assessment component. All qualitative adjustments are adequately documented, reviewed, and approved through our established risk governance processes. Refer to Note 8 for information on the allowance for loan losses.
Consumer Loans
Our consumer automobile and consumer mortgage portfolio segments are reviewed for impairment based on an analysis of loans that are grouped into common risk categories (i.e., past due status, loan or lease type, collateral type, borrower, industry or geographic concentrations). We perform periodic and systematic detailed reviews of our lending portfolios to identify inherent risks and to assess the overall collectability of those portfolios. Loss models are utilized for these portfolios, which consider a variety of credit quality indicators including, but not limited to, historical loss experience, current economic conditions, anticipated repossessions or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type.
Consumer Automobile Portfolio Segment
The allowance for loan losses within the consumer automobile portfolio segment is calculated using proprietary statistical models and other risk indicators applied to pools of loans with similar risk characteristics, including credit bureau score and loan-to-value ratios to arrive at an estimate of incurred losses in the portfolio. These statistical loss forecasting models are utilized to estimate incurred losses and consider a variety of factors including, but not limited to, historical loss experience, estimated defaults based on portfolio trends, delinquencies, and general economic and business trends. These statistical models predict forecasted losses inherent in the portfolio based on both vintage and migration analyses.
The forecasted losses consider historical factors such as frequency (the number of contracts that we expect to default) and loss severity (the expected loss on a per vehicle basis). The loss severity within the consumer automobile portfolio segment is impacted by the market values of vehicles that are repossessed. Vehicle market values are affected by numerous factors including vehicles supply, the condition of the vehicle upon repossession, the overall price and volatility of gasoline or diesel fuel, consumer preference related to specific vehicle segments, and other factors. The historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment.
The quantitative assessment component may be supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred but are not yet reflected in the forecasted losses and may affect the performance of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our consumer automobile portfolio segment did not change during 2012.
Consumer Mortgage Portfolio Segment
The allowance for loan losses within the consumer mortgage portfolio segment is calculated by using proprietary statistical models based on pools of loans with similar risk characteristics, including credit score, loan-to-value, loan age, documentation type, product type, and loan purpose, to arrive at an estimate of incurred losses in the portfolio. These statistical loss forecasting models are utilized to estimate incurred losses and consider a variety of factors including, but not limited to, historical loss experience, estimated foreclosures or defaults based on portfolio trends, delinquencies, and general economic and business trends.
The forecasted losses are statistically derived based on a suite of behavioral based transition models. This transition framework predicts various stages of delinquency, default, and voluntary prepayment over the course of the life of the loan. The transition probability is a function of the loan and borrower characteristics and economic variables and considers historical factors such as frequency (the number of contracts that we expect to default) and loss severity (the expected loss on a per loan basis). When a default event is predicted, a severity model is applied to estimate future loan losses. Loss severity within the consumer mortgage portfolio segment is impacted by the market values of foreclosed properties, which is affected by numerous factors, including geographic considerations and the condition of the foreclosed property. The historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment.
The quantitative assessment component is supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred but are not yet reflected in the forecasted losses and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our consumer mortgage portfolio segment did not change during 2012.
Commercial
The allowance for loan losses within the commercial portfolio is comprised of reserves established for specific loans evaluated as impaired and portfolio-level reserves based on nonimpaired loans grouped into pools based on similar risk characteristics and collectively evaluated.
A commercial loan is considered impaired when it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan agreement based on current information and events. These loans are primarily evaluated individually and are risk-rated based on borrower, collateral, and industry-specific information that management believes is relevant in determining the occurrence of a loss event and measuring impairment. Management establishes specific allowances for commercial loans determined to be individually impaired based on the present value of expected future cash flows, discounted at the loan's effective interest rate, observable market price or the fair value of collateral, whichever is determined to be the most appropriate. Estimated costs to sell or realize the value of the collateral on a discounted basis are included in the impairment measurement, when appropriate.
Loans not identified as impaired are grouped into pools based on similar risk characteristics and collectively evaluated. Our risk rating models use historical loss experience, concentrations, current economic conditions, and performance trends. The commercial historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment. The determination of the allowance is influenced by numerous assumptions and many factors that may materially affect estimates of loss, including volatility of loss given default, probability of default, and rating migration. In assessing the risk rating of a particular loan, several factors are considered including an evaluation of historical and current information involving subjective assessments and interpretations. In addition, the allowance related to the commercial portfolio segment is influenced by estimated recoveries from automotive manufacturers relative to guarantees or agreements with them to repurchase vehicles used as collateral to secure the loans.
The quantitative assessment component may be supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our commercial portfolio segment did not change during 2012.
Securitizations and Variable Interest Entities
We securitize, sell, and service consumer automobile loans, operating leases, wholesale loans, and consumer mortgage loans. Securitization transactions typically involve the use of variable interest entities and are accounted for either as sales or secured financings. We may retain economic interests in the securitized and sold assets, which are generally retained in the form of senior or subordinated interests, interest- or principal-only strips, cash reserve accounts, residual interests, and servicing rights.
In order to conclude whether or not a variable interest entity is required to be consolidated, careful consideration and judgment must be given to our continuing involvement with the variable interest entity. In circumstances where we have both the power to direct the activities of the entity that most significantly impact the entity's performance and the obligation to absorb losses or the right to receive benefits of the entity that could be significant, we would conclude that we would consolidate the entity, which would also preclude us from recording an accounting sale on the transaction. In the case of a consolidated variable interest entity, the accounting is consistent with a secured financing, i.e., we continue to carry the loans and we record the related securitized debt on our balance sheet. Unrecorded economic interests in consolidated variable interest entities can be determined as the difference between the recognized assets and recognized liabilities.
In transactions where either one or both of the power or economic criteria mentioned above are not met, we then must determine whether or not we achieve a sale for accounting purposes. In order to achieve a sale for accounting purposes, the assets being transferred must be legally isolated, not be constrained by restrictions from further transfer, and be deemed to be beyond our control. If we were to fail any of the three criteria for sale accounting, the accounting would be consistent with the preceding paragraph (i.e., a secured borrowing). Refer to Note 10 for discussion on variable interest entities.
Gains or losses on off-balance sheet securitizations take into consideration the fair value of the retained interests including the value of certain servicing assets or liabilities, if any, which are initially recorded at fair value at the date of sale. The estimate of the fair value of the retained interests and servicing requires us to exercise significant judgment about the timing and amount of future cash flows from the interests. Refer to Note 25 for a discussion of fair value estimates.
Gains or losses on off-balance sheet securitizations and sales are reported in gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income for consumer automobile loans, wholesale loans, and consumer mortgage loans. Declines in the fair value of retained interests, other than servicing, below the carrying amount are reflected in other comprehensive income, or as other (loss) gain on investments, net, in our Consolidated Statement of Income if such declines are determined to be other-than-temporary or if the interests are classified as trading. Retained interests, as well as any purchased securities, are generally included in available-for-sale investment securities, trading investment securities, or other assets. Designation as available-for-sale or trading depends on management's intent. Securities that are noncertificated and cash reserve accounts related to securitizations are included in other assets on our Consolidated Balance Sheet.
We retain servicing responsibilities for all of our consumer automobile loan, operating lease, and wholesale loan securitizations and for the majority of our consumer mortgage loan securitizations. We may receive servicing fees based on the securitized loan balances and certain ancillary fees, all of which are reported in servicing fees in the Consolidated Statement of Income. We also retain the right to service the consumer mortgage loans sold in securitization transactions involving the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Government National Mortgage Association (Ginnie Mae) (collectively the Government-sponsored Enterprises or GSEs) and private investors. We also serve as the collateral manager in the securitizations of commercial investment securities.
Whether on- or off-balance sheet, the investors in the securitization trusts generally have no recourse to our assets outside of customary market representation and warranty repurchase provisions.
Mortgage Servicing Rights
Primary servicing rights represent our right to service consumer residential mortgages securitized by us or through the GSEs and third-party whole-loan sales. Primary servicing involves the collection of payments from individual borrowers and the distribution of these payments to the investors or master servicer. Master-servicing rights represented our right to service mortgage- and asset-backed securities and whole-loan packages issued for investors. Master-servicing involved the collection of borrower payments from primary servicers and the distribution of those funds to investors in mortgage- and asset-backed securities and whole-loans packages. We also purchased and sold primary and master-servicing rights through transactions with other market participants.
We capitalize the value expected to be realized from performing specified mortgage servicing activities for others as mortgage servicing rights (MSRs) when the expected future cash flows from servicing are projected to be more than adequate compensation for such activities. These capitalized servicing rights are purchased or retained upon sale or securitization of mortgage loans. MSRs are not recorded on securitizations accounted for as secured financings.
We measure all mortgage servicing assets and liabilities at fair value. We define our servicing rights based on both the availability of market inputs and the manner in which we manage the risks of our servicing assets and liabilities. We leverage all available relevant market data to determine the fair value of our recognized servicing assets and liabilities.
Since quoted market prices for MSRs are not readily available, we estimate the fair value of MSRs by determining the present value of future expected cash flows using modeling techniques that incorporate management's best estimates of key variables including expected cash flows, prepayment speeds, and return requirements commensurate with the risks involved. Cash flow assumptions are modeled using our internally forecasted revenue and expenses, and where possible, the reasonableness of assumptions is periodically validated through comparisons to market data. Prepayment speed estimates are determined from historical prepayment rates on similar assets or obtained from third-party data. Return requirement assumptions are determined using data obtained from market participants, where available, or based on current relevant interest rates plus a risk-adjusted spread. We also consider other factors that can impact the value of the MSRs, such as surety provider termination clauses and servicer terminations that could result if we failed to materially comply with the covenants or conditions of our servicing agreements and did not remedy the failure. Since many factors can affect the estimate of the fair value of MSRs, we regularly evaluate the major assumptions and modeling techniques used in our estimate and review these assumptions against market comparables, if available. We monitor the actual performance of our MSRs by regularly comparing actual cash flow, credit, and prepayment experience to modeled estimates. Refer to Note 11 for further discussion of our servicing activities.
Repossessed and Foreclosed Assets
Assets are classified as repossessed and foreclosed and included in other assets when physical possession of the collateral is taken regardless of whether foreclosure proceedings have taken place. Repossessed and foreclosed assets are carried at the lower of the outstanding balance at the time of repossession or foreclosure or the fair value of the asset less estimated costs to sell. Losses on the revaluation of repossessed and foreclosed assets are charged to the allowance for loan losses at the time of repossession. Declines in value after repossession are charged to other operating expenses for loans and depreciation expense for operating lease assets as incurred.
Goodwill and Other Intangibles
Goodwill and other intangible assets, net of accumulated amortization, are reported in other assets. In accordance with applicable accounting standards, goodwill represents the excess of the cost of an acquisition over the fair value of net assets acquired, including identifiable intangibles. Goodwill is reviewed for impairment utilizing a two-step process. The first step of the impairment test requires us to define the reporting units and compare the fair value of each of these reporting units to the respective carrying value. The fair value of the reporting units in our impairment test is determined based on various analyses including discounted cash flow projections using assumptions a market participant would use. If the carrying value is less than the fair value, no impairment exists, and the second step does not need to be completed. If the carrying value is higher than the fair value or there is an indication that impairment may exist, a second step must be performed to compute the amount of the impairment, if any. Applicable accounting standards require goodwill to be tested for impairment annually at the same time every year and whenever an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Our annual goodwill impairment assessment is performed as of August 31 of each year. Refer to Note 13 for further discussion on goodwill.
Investment in Operating Leases
Investment in operating leases represents the automobiles that are underlying the leases and is reported at cost, less accumulated depreciation and net of impairment charges and origination fees or costs. Depreciation of vehicles is generally provided on a straight-line basis to an estimated residual value over the lease term. Manufacturer support payments that we receive are treated as a reduction to the cost-basis in the underlying lease asset and are recognized over the life of the contract as a reduction to depreciation expense. We periodically evaluate our depreciation rate for leased vehicles based on projected residual values. Income from operating lease assets that includes lease origination fees, net of lease origination costs, is recognized as operating lease revenue on a straight-line basis over the scheduled lease term.
We have significant investments in the residual values of assets in our operating lease portfolio. The residual values represent an estimate of the values of the assets at the end of the lease contracts. At contract inception, we generally determine the projected residual values based on independent data, including independent guides of vehicle residual values, and analysis. Realization of the residual values is dependent on our future ability to market the vehicles under the prevailing market conditions. Over the life of the lease, we evaluate the adequacy of our estimate of the residual value and may make adjustments to the depreciation rates to the extent the expected value of the vehicle (including any residual support payments) at lease termination changes. In addition to estimating the residual value at lease termination, we also evaluate the current value of the operating lease asset and test for impairment to the extent necessary based on market considerations and portfolio characteristics. Impairment is determined to exist if the undiscounted expected future cash flows are lower than the carrying value of the asset. If our operating lease assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. The accrual of revenue on operating leases is generally discontinued at the time an account is determined to be uncollectible, at the earliest of time of repossession, within 60 days of bankruptcy notification and greater than 60 days past due, or greater than 120 days past due.
When a lease vehicle is returned to us, the asset is reclassified from investment in operating leases, net, to other assets and recorded at the lower-of-cost or estimated fair value, less costs to sell, on our Consolidated Balance Sheet.
Impairment of Long-lived Assets
The carrying value of long-lived assets (including property and equipment) are evaluated for impairment whenever events or changes in circumstances indicate that their carrying values may not be recoverable from the estimated undiscounted future cash flows expected to result from their use and eventual disposition. Recoverability of assets to be held and used is measured by a comparison of their carrying amount to future net undiscounted cash flows expected to be generated by the assets. If these assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. No material impairment was recognized in 2012, 2011, or 2010.
An impairment test on an asset group to be sold or otherwise disposed of is performed upon occurrence of a triggering event or when certain criteria are met (e.g., the asset is planned to be disposed of within twelve months, appropriate levels of authority have approved the sale, there is an active program to locate a buyer, etc), which cause the disposal group to be classified as held-for-sale. Long-lived assets held-for-sale are recorded at the lower of their carrying amount or estimated fair value less cost to sell. If the carrying value of the assets held-for-sale exceeds the fair value less cost to sell, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets less cost to sell. During 2012, 2011, and 2010, impairment losses were recognized on asset groups that were classified as held-for-sale or disposed of by sale. Refer to Note 2 for a discussion of discontinued and held-for-sale operations.
Property and Equipment
Property and equipment stated at cost, net of accumulated depreciation and amortization, are reported in other assets on our Consolidated Balance Sheet. Included in property and equipment are certain buildings, furniture and fixtures, leasehold improvements, company vehicles, IT hardware and software, and capitalized software costs. Depreciation is computed on the straight-line basis over the estimated useful lives of the assets, which generally ranges from three to thirty years. Capitalized software is generally amortized on a straight-line basis over its useful life, which generally ranges from three to five years. Capitalized software that is not expected to provide substantive service potential or for which development costs significantly exceed the amount originally expected is considered impaired and written down to fair value. Software expenditures that are considered general, administrative, or of a maintenance nature are expensed as incurred.
Unearned Insurance Premiums and Service Revenue
Insurance premiums, net of premiums ceded to reinsurers, and service revenue are earned over the terms of the policies. The portion of premiums and service revenue written applicable to the unexpired terms of the policies is recorded as unearned insurance premiums or unearned service revenue. For extended service and maintenance contracts, premiums and service revenues are earned on a basis proportionate to the anticipated cost emergence. For other short duration contracts, premiums and unearned service revenue are earned on a pro rata basis. For further information, refer to Note 3.
Deferred Policy Acquisition Costs
Commissions, including compensation paid to sellers of vehicle service contracts and other costs of acquiring insurance that are primarily related to and vary with the production of business, are deferred and recorded in other assets. Deferred policy acquisition costs are amortized over the terms of the related policies and service contracts on the same basis as premiums and revenue are earned except for direct response advertising costs, which are amortized over their expected future benefit. We group costs incurred for acquiring like contracts and consider anticipated investment income in determining the recoverability of these costs.
Reserves for Insurance Losses and Loss Adjustment Expenses
Reserves for insurance losses and loss adjustment expenses are reported in accrued expenses and other liabilities. They are established for the unpaid cost of insured events that have occurred as of a point in time. More specifically, the reserves for insurance losses and loss adjustment expenses represent the accumulation of estimates for both reported losses and those incurred, but not reported, including claims adjustment expenses relating to direct insurance and assumed reinsurance agreements. Estimates for salvage and subrogation recoverable are recognized at the time losses are incurred and netted against provision for insurance losses and loss adjustment expenses. Reserves are established for each business at the lowest meaningful level of homogeneous data. Since the reserves are based on estimates, the ultimate liability may vary from such estimates. The estimates are regularly reviewed and adjustments, which can potentially be significant, are included in earnings in the period in which they are deemed necessary.
Legal and Regulatory Reserves
Reserves for legal and regulatory matters are established when those matters present loss contingencies that are both probable and estimable, with a corresponding amount recorded to other noninterest expense. In cases where we have an accrual for losses, it is our policy to include an estimate for probable and estimable legal expenses related to the case. If, at the time of evaluation, the loss contingency related to a litigation or regulatory matter is not both probable and estimable, we do not establish an accrued liability. We continue to monitor legal and regulatory matters for further developments that could affect the requirement to establish a liability or that may impact the amount of a previously established liability. There may be exposure to loss in excess of any amounts recognized. For certain other matters where the risk of loss is determined to be reasonably possible, estimable, and material to the financial statements, disclosure regarding details of the matter and an estimated range of loss is required. The estimated range of possible loss does not represent our maximum loss exposure. Financial statement disclosure is also required for matters that are deemed probable or reasonably possible, material to the financial statements, but for which an estimated range of loss is not possible to determine. While we believe our reserves are adequate, the outcome of legal and regulatory proceedings is extremely difficult to predict and we may settle claims or be subject to judgments for amounts that differ from our estimates. For information regarding the nature of all material contingencies, refer to Note 29.
Loan Repurchase and Obligations Related to Loan Sales
Our Mortgage operations sell loans that take the form of securitizations guaranteed by the GSEs or by whole-loan purchasers. In addition, we infrequently sell securities to investors through private-label securitizations. In connection with these activities we provide to the GSEs, investors, whole-loan purchasers, and financial guarantors (monolines) various representations and warranties related to the loans sold. These representations and warranties generally relate to, among other things, the ownership of the loan, the validity of the lien securing the loan, the loan's compliance with the criteria for inclusion in the transaction, including compliance with underwriting standards or loan criteria established by the buyer, ability to deliver required documentation and compliance with applicable laws. Generally, the representations and warranties described in Note 29 may be enforced at any time over the life of the loan. Historically, ResCap assumed all of the customary representation and warranty obligations for loans purchased from Ally Bank and subsequently sold into the secondary market. A significant portion of our representation and warranty obligations were eliminated as a result of the deconsolidation of ResCap. As a result of the deconsolidation of ResCap, we recorded a representation and warranty reserve to Ally Bank. See Note 29 for additional information.
Upon a breach of a representation, we correct the breach in a manner conforming to the provisions of the sale agreement. This may require us either to repurchase the loan or to indemnify (make-whole) a party for incurred losses or provide other recourse to a GSE or investor. Repurchase demands and claims for indemnification payments are reviewed on a loan-by-loan basis to validate if there has been a breach requiring repurchase or a make-whole payment. We actively contest claims to the extent we do not consider them valid. In cases where we repurchase loans, we bear the credit loss on the loans. Repurchased loans are classified as held-for-sale and initially recorded at fair value and subsequently at the lower of cost or market. We seek to manage the risk of repurchase and associated credit exposure through our underwriting and quality assurance practices and by servicing mortgage loans to meet investor standards.
The reserve for representation and warranty obligations reflects management's best estimate of probable lifetime loss. We consider historical and recent demand trends in establishing the reserve. The methodology used to estimate the reserve considers a variety of assumptions including borrower performance (both actual and estimated future defaults), repurchase demand behavior, historical loan defect experience, historical and estimated future loss experience, which includes projections of future home price changes as well as other qualitative factors including investor behavior. In cases where we may not be able to reasonably estimate losses, a liability is not recognized. Management monitors the adequacy of the overall reserve and makes adjustments to the level of reserve, as necessary, after consideration of other qualitative factors including ongoing dialogue with counterparties.
At the time a loan is sold, an estimate of the fair value of the liability is recorded and classified in other liabilities on our Consolidated Balance Sheet, and recorded as a component of gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income. We recognize changes in the reserve when additional relevant information becomes available. Changes in the liability are recorded as other operating expenses in our Consolidated Statement of Income.
Earnings per Common Share
We compute basic earnings (loss) per common share by dividing net income (loss) from continuing operations attributable to common shareholders after deducting dividends on preferred stock by the weighted-average number of common shares outstanding during the period. We compute diluted earnings (loss) per common share by dividing net income (loss) from continuing operations after deducting dividends on preferred stock by the weighted-average number of common shares outstanding during the period plus the dilution resulting from the conversion of convertible preferred stock, if applicable.
Derivative Instruments and Hedging Activities
We primarily use derivative instruments for risk management purposes. Derivatives that were held for trading purposes were limited to those entered into by our broker-dealer. Some of our derivative instruments are designated in qualifying hedge accounting relationships; other derivative instruments do not qualify for hedge accounting or are not elected to be designated in a qualifying hedging relationship. In accordance with applicable accounting standards, all derivative financial instruments, whether designated for hedge accounting or not, are required to be recorded on the balance sheet as assets or liabilities and measured at fair value. Additionally, we report derivative financial instruments on the Consolidated Balance Sheet primarily on a gross basis. For additional information on derivative instruments and hedging activities, refer to Note 22.
At inception of a hedge accounting relationship, we designate each qualifying derivative financial instrument as a hedge of the fair value of a specifically identified asset or liability (fair value hedge); as a hedge of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); or as a hedge of the foreign-currency exposure of a net investment in a foreign operation. We formally document all relationships between hedging instruments and hedged items and risk management objectives for undertaking various hedge transactions. Both at the hedge's inception and on an ongoing basis, we formally assess whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in fair values or cash flows of hedged items.
Changes in the fair value of derivative financial instruments that are designated and qualify as fair value hedges along with the gain or loss on the hedged asset or liability attributable to the hedged risk, are recorded in the current period earnings. For qualifying cash flow hedges, the effective portion of the change in the fair value of the derivative financial instruments is recorded in accumulated other comprehensive income, and recognized in the income statement when the hedged cash flows affect earnings. For a derivative designated as hedging the foreign-currency exposure of a net investment in a foreign operation, the gain or loss is reported in accumulated other comprehensive income as part of the cumulative translation adjustment. The ineffective portions of fair value, cash flow, and net investment hedges are immediately recognized in earnings, along with the portion of the change in fair value that is excluded from the assessment of hedge effectiveness, if any.
The hedge accounting treatment described herein is no longer applied if a derivative financial instrument is terminated or the hedge designation is removed or is assessed to be no longer highly effective. For these terminated fair value hedges, any changes to the hedged asset or liability remain as part of the basis of the asset or liability and are recognized into income over the remaining life of the asset or liability. For terminated cash flow hedges, unless it is probable that the forecasted cash flows will not occur within a specified period, any changes in fair value of the derivative financial instrument previously recognized remain in accumulated other comprehensive income, and are reclassified into earnings in the same period that the hedged cash flows affect earnings. The previously recognized net derivative gain or loss for a net investment hedge continues to remain in accumulated other comprehensive income until earnings are impacted by sale or liquidation of the associated foreign operation. In all instances, after hedge accounting is no longer applied, any subsequent changes in fair value of the derivative instrument will be recorded into earnings.
Changes in the fair value of derivative financial instruments held for risk management purposes that are not designated for hedge accounting under GAAP and changes in the fair value of derivative financial instruments held for trading purposes are reported in current period earnings.
Loan Commitments
We enter into commitments to purchase and make loans whereby the interest rate on the loans is set prior to funding (i.e., interest rate lock commitments). Interest rate lock commitments for mortgage loans to be originated for sale and all purchase commitments are derivative financial instruments carried at fair value in accordance with applicable accounting standards with changes in fair value included within current period earnings. The fair value of purchase and interest rate lock commitments include expected net future cash flows related to the associated servicing of the loan. Servicing assets are recognized as distinct assets once they are contractually separated from the underlying loan by sale or securitization. Day-one gains or losses on derivative interest rate lock commitments are recognized when applicable.
Income Taxes
Our income tax expense, deferred tax assets and liabilities, and reserves for unrecognized tax benefits reflect management's best assessment of estimated future taxes to be paid. We are subject to income taxes in the United States and numerous foreign jurisdictions. Significant judgments and estimates are required in determining the consolidated income tax expense.
Deferred income taxes arise from temporary differences between the tax and financial statement recognition of revenue and expense. In evaluating our ability to recover our deferred tax assets within the jurisdiction from which they arise we consider all available positive and negative evidence including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. In projecting future taxable income, we begin with historical results adjusted for the results of discontinued operations and changes in accounting policies and incorporate assumptions including the amount of future state, federal and foreign pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. For additional information regarding our provision for income taxes, refer to Note 23.
We recognize the financial statement effects of uncertain income tax positions when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Also, we recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively.
Share-based Compensation
Under accounting guidance for share-based compensation, compensation cost recognized includes cost for share-based awards. For certain share-based awards compensation cost is ratably charged to expense over the applicable service periods. For other share-based awards, the awards require liability treatment and are remeasured quarterly at fair value until they are paid, with changes in fair value charged to compensation expense in the period in which the change occurs. Refer to Note 24 for a discussion of our share-based compensation plans.
Foreign Exchange
Foreign-denominated assets and liabilities resulting from foreign-currency transactions are valued using period-end foreign-exchange rates and the results of operations and cash flows are determined using approximate weighted average exchange rates for the period. Translation adjustments are related to foreign subsidiaries using local currency as their functional currency and are reported as a separate component of accumulated other comprehensive income. We may elect to enter into foreign-currency derivatives to mitigate our exposure to changes in foreign-exchange rates. Refer to Derivative Instruments and Hedging Activities above for a discussion of our hedging activities of the foreign-currency exposure of a net investment in a foreign operation.
Recently Adopted Accounting Standards
Financial Services - Insurance - Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (ASU 2010-26)
As of January 1, 2012, we adopted Accounting Standards Update (ASU) 2010-26, which amends ASC 944, Financial Services - Insurance. The amendments in this ASU specify which costs incurred in the acquisition of new and renewal insurance contracts should be capitalized. All other acquisition-related costs should be expensed as incurred. If the initial application of the amendments in this ASU results in the capitalization of acquisition costs that had not been previously capitalized, an entity may elect not to capitalize those types of costs. Both retrospective application and early adoption was permitted. We elected prospective application and did not early adopt the ASU. The adoption did not have a material impact to our consolidated financial condition or results of operations.
Fair Value Measurement - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04)
As of January 1, 2012, we adopted ASU 2011-04, which amends ASC 820, Fair Value Measurements. The amendments in this ASU clarify how to measure fair value and it contains new disclosure requirements to provide more transparency into Level 3 fair value measurements. It is intended to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS). The ASU must be applied prospectively. The adoption did not have a material impact to our consolidated financial condition or results of operations.
Intangibles-Goodwill and Other - Testing Goodwill for Impairment (ASU 2011-08)
As of January 1, 2012, we adopted ASU 2011-08, which amends ASC 350, Intangibles-Goodwill and Other. This ASU permits the option of performing a qualitative assessment before calculating the fair value of a reporting unit in step 1 of the goodwill impairment test. If it is determined, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not more than the carrying amount, the two-step impairment test would not be required. Otherwise, further evaluation under the existing two-step framework would be required. The adoption did not have a material impact to our consolidated financial condition or results of operations.
Balance Sheet - Disclosures about Offsetting Assets and Liabilities (ASU 2011-11 and ASU 2013-01)
As of January 1, 2013, we adopted ASU 2011-11, which amends ASC 210, Balance Sheet. This ASU contains new disclosure requirements regarding the nature of an entity's rights of offset and related arrangements associated with its financial instruments and derivative instruments. In addition, we adopted ASU 2013-01, which simply clarified the scope of ASU 2011-11. The new disclosures will give financial statement users information about both gross and net exposures. ASU 2011-11 and ASU 2013-01 were required to be applied retrospectively. Since the guidance relates only to disclosure of information, the adoption did not have an impact to our consolidated financial condition or results of operations.
Recently Issued Accounting Standards
Comprehensive Income - Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (ASU 2013-02)
In February, 2013 the FASB issued ASU 2013-02, which amends ASC 220, Comprehensive Income. The ASU contains new requirements related to the presentation and disclosure of items that are reclassified out of other comprehensive income. The new requirements will give financial statement users a more comprehensive view of items that are reclassified out of other comprehensive income. ASU 2013-02 is effective for us on January 1, 2013, and is to be applied prospectively. Since the guidance relates only to presentation and disclosure of information, adoption is not expected to have a material effect on our consolidated financial condition or results of operations.

Discontinued and Held-for-sale Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued and Held-for-sale Operations
Discontinued Operations
We classify operations as discontinued when operations and cash flows will be eliminated from our ongoing operations and we do not expect to retain any significant continuing involvement in their operations after the respective sale transactions. For all periods presented, all of the operating results for these discontinued operations have been removed from continuing operations and presented separately as discontinued operations, net of tax, in the Consolidated Statement of Income. The Notes to the Consolidated Financial Statements have been adjusted to exclude discontinued operations unless otherwise noted.
Select Mortgage Operations
During the first quarter of 2013, the operations of ResCap were classified as discontinued. During the second quarter of 2012, we sold the Canadian mortgage operations of ResMor Trust. During 2010, we sold certain international operations. These operations included residential mortgage loan origination, acquisition, servicing, asset management, sale, and securitizations in the United Kingdom and continental Europe.
Select Insurance Operations
During the fourth quarter of 2011, we committed to sell our U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America. On February 28, 2013, we sold our U.K.-based operations to a wholly owned subsidiary of AmTrust Financial Services, Inc. Additionally, during the fourth quarter of 2012, we committed to sell our Mexican insurance business, ABA Seguros, to the ACE Group. In connection with the classification of these Insurance operations as held-for-sale we recognized a pretax loss of $55 million during the year ended December 31, 2012. The loss represents the impairment recognized to present the operations at the lower-of-cost or fair value. The fair value was determined using sales agreements with third-party purchasers (a Level 2 fair value input). We expect to complete the ABA Seguros sale during the first half of 2013.
During the second quarter of 2011, we completed the sale of our U.K. consumer property and casualty insurance business. During 2010, we completed the sale of our U.S. consumer property and casualty insurance business.
Select Automotive Finance Operations
During the fourth quarter of 2012, we committed to sell our Canadian automotive finance operations, Ally Credit Canada Limited, and ResMor Trust (Ally Canada) to Royal Bank of Canada. On February 1, 2013, we completed the sale of Ally Canada. Refer to Note 31 for more information regarding the sale. Additionally, during the fourth quarter of 2012, we committed to sell our automotive finance operations in Europe and Latin America to General Motors Financial Company, Inc. (GM Financial). On the same date, we entered into an agreement with GM Financial to acquire our 40% interest in a motor vehicle finance joint venture in China. No impairment was recognized to present the operations at the lower-of-cost or fair value. We expect to complete the sales by region during 2013.
During the first quarter of 2012, we completed the sale of our Venezuela operations. During the first quarter of 2011, we completed the sale of our Ecuador operations. During 2010, we completed the sale of our Argentina and Poland operations and our full-service leasing operations in Australia, Belgium, France, Poland, and the United Kingdom. We also ceased operations in Australia and Russia and classified them as discontinued during 2010.
Select Corporate and Other Operations
During the fourth quarter of 2012, we ceased operations at our Commercial Finance operations' European division and classified it as discontinued.
Select Financial Information
Select financial information of discontinued operations is summarized below. The pretax income or loss, including direct costs to transact, includes any impairment recognized to present the operations at the lower-of-cost or fair value. Fair value was based on the estimated sales price, which could differ from the ultimate sales price due to price volatility, changing interest rates, changing foreign-currency rates, and future economic conditions.

Year ended December 31, ($ in millions)	2012	2011	2010
Select Mortgage operations
Total net revenue	$439	$562	$2,071
Pretax (loss) income including direct costs to transact a sale (a)	(1,282)	(811)	678
Tax (benefit) expense (b)	(443)	2	14
Select Insurance operations
Total net revenue	$625	$710	$976
Pretax income including direct costs to transact a sale (a)	86	145	31
Tax expense (b)	53	39	19
Select Automotive Finance operations
Total net revenue	$1,503	$1,690	$1,646
Pretax income including direct costs to transact a sale (a)	786	820	698
Tax expense (b)	235	92	17
Select Corporate and Other operations
Total net revenue	$11	$7	$22
Pretax income	83	44	3
Tax expense (benefit)	2	3	(3)

(a)	Includes certain treasury and other corporate activity recognized by Corporate and Other.

(b)	Includes certain income tax activity recognized by Corporate and Other.
Held-for-sale Operations
The assets and liabilities of operations held-for-sale are summarized below.

December 31, 2012 ($ in millions)	Select Insurance operations (a)	Select Automotive Finance operations (b)	Total held-for-sale operations
Assets
Cash and cash equivalents
Noninterest-bearing	$8	$100	$108
Interest-bearing	119	1,918	2,037
Total cash and cash equivalents	127	2,018	2,145
Investment securities	576	424	1,000
Finance receivables and loans, net
Finance receivables and loans, net	—	25,835	25,835
Allowance for loan losses	—	(208)	(208)
Total finance receivables and loans, net	—	25,627	25,627
Investment in operating leases, net	—	144	144
Premiums receivable and other insurance assets	277	—	277
Other assets	94	2,942	3,036
Impairment on assets of held-for-sale operations	(53)	—	(53)
Total assets	$1,021	$31,155	$32,176
Liabilities
Interest-bearing deposit liabilities	$—	$3,907	$3,907
Short-term borrowings	—	2,800	2,800
Long-term debt	—	13,514	13,514
Interest payable	—	177	177
Unearned insurance premiums and service revenue	506	—	506
Accrued expenses and other liabilities	297	1,498	1,795
Total liabilities	$803	$21,896	$22,699

(a)	Includes our U.K.-based operations that provide vehicle service contracts and insurance products, and ABA Seguros.

(b)	Includes our Canadian and Other International entities (including full-service leasing operations and other automotive finance operations).

December 31, 2011 ($ in millions)	Select Mortgage operations (a)	Select Insurance operations (b)	Select Automotive Finance operations (c)	Total held-for-sale operations
Assets
Cash and cash equivalents
Noninterest-bearing	$—	$4	$55	$59
Interest-bearing	—	54	38	92
Total cash and cash equivalents	—	58	93	151
Investment securities	—	186	—	186
Loans held-for-sale, net	260	—	—	260
Finance receivables and loans, net
Finance receivables and loans, net	285	—	11	296
Allowance for loan losses	—	—	(1)	(1)
Total finance receivables and loans, net	285	—	10	295
Investment in operating leases, net	—	—	91	91
Premiums receivable and other insurance assets	—	77	—	77
Other assets	140	14	30	184
Impairment on assets of held-for-sale operations	—	—	(174)	(174)
Total assets	$685	$335	$50	$1,070
Liabilities
Unearned insurance premiums and service revenue	$—	$130	$—	$130
Accrued expenses and other liabilities	80	99	28	207
Total liabilities	$80	$229	$28	$337

(a)	Includes the Canadian mortgage operations of ResMor Trust.

(b)	Includes our U.K.-based operations that provide vehicle service contracts and insurance products.

(c)	Includes the operations of Venezuela and our full-service leasing operations.
Recurring Fair Value
The following table displays the assets and liabilities of our held-for-sale operations measured at fair value on a recurring basis. Refer to Note 25 for descriptions of valuation methodologies used to measure material assets at fair value and details of the valuation models, key inputs to these models, and significant assumptions used.

	Recurring fair value measurements
($ in millions)	Level 1	Level 2	Level 3	Total
December 31, 2012
Assets
Investment securities
Available-for-sale securities
Debt securities
Foreign government	$555	$42	$—	$597
Corporate debt	—	76	—	76
Other	—	327	—	327
Other assets
Derivative assets:
Interest rate contracts	—	22	9	31
Total assets	$555	$467	$9	$1,031
Liabilities
Accrued expenses and other liabilities:
Derivative liabilities
Interest rate contracts	$—	$24	$11	$35
Foreign currency contracts	—	1	18	19
Total liabilities	$—	$25	$29	$54
December 31, 2011
Assets
Investment securities
Available-for-sale securities
Debt securities
Foreign government	$171	$15	$—	$186
Other assets
Interest retained in financial asset sales	—	—	66	66
Total assets	$171	$15	$66	$252

Insurance Premiums and Service Revenue Earned	12 Months Ended
Dec. 31, 2012
Premiums Written and Earned [Abstract]
Insurance Premiums and Service Revenue Earned [Text Block]
Insurance Premiums and Service Revenue Earned
The following table is a summary of insurance premiums and service revenue written and earned.

	2012		2011		2010
Year ended December 31, ($ in millions)	Written	Earned	Written	Earned	Written	Earned
Insurance premiums
Direct	$332	$335	$342	$309	$330	$308
Assumed	44	49	38	76	210	281
Gross insurance premiums	376	384	380	385	540	589
Ceded	(141)	(109)	(129)	(126)	(229)	(228)
Net insurance premiums	235	275	251	259	311	361
Service revenue	826	780	788	894	718	981
Insurance premiums and service revenue written and earned	$1,061	$1,055	$1,039	$1,153	$1,029	$1,342

Other Income, Net Of Losses	12 Months Ended
Dec. 31, 2012
Other Nonoperating Income (Expense) [Abstract]
Other Income, Net of Losses [Text Block]
Other Income, Net of Losses
Details of other income, net of losses, were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Mortgage processing fees and other mortgage income	$475	$236	$223
Late charges and other administrative fees	83	82	92
Remarketing fees	63	96	126
Securitization income	45	199	16
Fair value adjustment on derivatives (a)	(30)	(125)	(189)
Other, net	101	133	193
Total other income, net of losses	$737	$621	$461

(a)	Refer to Note 22 for a description of derivative instruments and hedging activities.

Other Operating Expenses	12 Months Ended
Dec. 31, 2012
Other Cost and Expense Disclosure, Operating [Abstract]
Other Operating Expenses [Text Block]
Other Operating Expenses
Details of other operating expenses were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Insurance commissions	382	431	510
Lease and loan administration	325	201	181
Technology and communications	317	342	320
Mortgage representation and warranty obligation, net	171	—	—
Professional services	149	171	168
Advertising and marketing	145	150	136
Regulatory and licensing fees	118	124	113
Premises and equipment depreciation	76	70	58
Vehicle remarketing and repossession	52	84	123
Occupancy	50	47	53
State and local non-income taxes	14	46	38
Other	263	317	323
Total other operating expenses	$2,062	$1,983	$2,023

Investment Securities	12 Months Ended
Dec. 31, 2012
Available-for-sale Securities [Abstract]
Investment Securities [Text Block]
Investment Securities
Our portfolio of securities includes bonds, equity securities, asset- and mortgage-backed securities, interests in securitization trusts, and other investments. The cost, fair value, and gross unrealized gains and losses on available-for-sale securities were as follows.

	2012				2011
	Amortized cost	Gross unrealized		Fair value	Amortized cost	Gross unrealized		Fair value
December 31, ($ in millions)		gains	losses			gains	losses
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$2,212	$3	$(1)	$2,214	$1,535	$13	$(2)	$1,546
U.S. states and political subdivisions	—	—	—	—	1	—	—	1
Foreign government	295	8	—	303	765	20	(1)	784
Mortgage-backed residential (a)	6,779	130	(3)	6,906	7,266	87	(41)	7,312
Asset-backed	2,309	32	(1)	2,340	2,600	28	(13)	2,615
Corporate debt	1,209	57	(3)	1,263	1,486	23	(18)	1,491
Other	—	—	—	—	326	1	—	327
Total debt securities	12,804	230	(8)	13,026	13,979	172	(75)	14,076
Equity securities	1,193	32	(73)	1,152	1,188	25	(154)	1,059
Total available-for-sale securities (b)	$13,997	$262	$(81)	$14,178	$15,167	$197	$(229)	$15,135

(a)	Residential mortgage-backed securities include agency-backed bonds totaling $4,983 million and $6,114 million at December 31, 2012, and December 31, 2011, respectively.

(b)
Certain entities related to our Insurance operations are required to deposit securities with state regulatory authorities. These deposited securities totaled $15 million and $16 million at December 31, 2012, and December 31, 2011, respectively.

The maturity distribution of available-for-sale debt securities outstanding is summarized in the following tables. Prepayments may cause actual maturities to differ from scheduled maturities.

	Total		Due in one year or less		Due after one year through five years		Due after five years through ten years		Due after ten years (a)
($ in millions)	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
December 31, 2012
Fair value of available-for-sale debt securities (b)
U.S. Treasury and federal agencies	$2,214	0.9%	$422	—%	$682	0.7%	$1,110	1.4%	$—	—%
Foreign government	303	2.5	1	2.2	136	1.8	166	3.0	—	—
Mortgage-backed residential	6,906	2.7	—	—	—	—	35	4.3	6,871	2.7
Asset-backed	2,340	2.1	—	—	1,543	2.0	510	1.7	287	3.3
Corporate debt	1,263	5.1	9	3.2	560	4.0	596	6.0	98	5.8
Total available-for-sale debt securities	$13,026	2.4	$432	0.1	$2,921	2.0	$2,417	2.6	$7,256	2.6
Amortized cost of available-for-sale debt securities	$12,804		$431		$2,880		$2,369		$7,124
December 31, 2011
Fair value of available-for-sale debt securities (b)
U.S. Treasury and federal agencies	$1,546	0.9%	$231	—%	$1,202	0.9%	$113	2.2%	$—	—%
U.S. states and political subdivisions	1	5.4	—	—	—	—	—	—	1	5.4
Foreign government	784	4.4	77	7.7	506	4.3	201	3.3	—	—
Mortgage-backed residential	7,312	2.5	3	4.8	2	6.3	189	2.6	7,118	2.5
Asset-backed	2,615	2.1	—	—	1,599	1.9	574	1.9	442	3.2
Corporate debt	1,491	4.9	19	4.9	741	4.4	606	5.6	125	4.7
Other	327	1.4	316	1.3	—	—	11	4.6	—	—
Total available-for-sale debt securities	$14,076	2.6	$646	1.7	$4,050	2.4	$1,694	3.5	$7,686	2.6
Amortized cost of available-for-sale debt securities	$13,979		$644		$4,026		$1,678		$7,631

(a)	Investments with no stated maturities are included as contractual maturities of greater than 10 years. Actual maturities may differ due to call or prepayment options.

(b)	Yields on tax-exempt obligations are computed on a tax-equivalent basis.
The balances of cash equivalents were $3.4 billion and $5.6 billion at December 31, 2012, and December 31, 2011, respectively, and were composed primarily of money market accounts and short-term securities, including U.S. Treasury bills.
The following table presents gross gains and losses realized upon the sales of available-for-sale securities and other-than-temporary impairment.

Year ended December 31, ($ in millions)	2012	2011	2010
Gross realized gains	$241	$297	$536
Gross realized losses	(34)	(28)	(34)
Other-than-temporary impairment	(61)	(11)	(1)
Net realized gains	$146	$258	$501

The following table presents interest and dividends on available-for-sale securities.

Year ended December 31, ($ in millions)	2012	2011	2010
Taxable interest	$262	$325	$293
Taxable dividends	30	25	17
Interest and dividends exempt from U.S. federal income tax	—	—	10
Interest and dividends on available-for-sale securities	$292	$350	$320

Certain available-for-sale securities were sold at a loss in 2012, 2011, and 2010 as a result of market conditions within these respective periods (e.g., a downgrade in the rating of a debt security). The table below summarizes available-for-sale securities in an unrealized loss position in accumulated other comprehensive income. Based on the methodology described below that was applied to these securities, we believe that the unrealized losses relate to factors other than credit losses in the current market environment. As of December 31, 2012, we did not have the intent to sell the debt securities with an unrealized loss position in accumulated other comprehensive income, and it is not more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. As of December 31, 2012, we had the ability and intent to hold equity securities with an unrealized loss position in accumulated other comprehensive income. As a result, we believe that the securities with an unrealized loss position in accumulated other comprehensive income are not considered to be other-than-temporarily impaired at December 31, 2012. Refer to Note 1 for additional information related to investment securities and our methodology for evaluating potential other-than-temporary impairments.

	2012				2011
	Less than 12 months		12 months or longer		Less than 12 months		12 months or longer
December 31, ($ in millions)	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$244	$(1)	$—	$—	$179	$(2)	$—	$—
Foreign government	11	—	—	—	197	(1)	—	—
Mortgage-backed residential	493	(2)	23	(1)	2,302	(39)	45	(2)
Asset-backed	143	(1)	1	—	994	(13)	1	—
Corporate debt	120	(2)	15	(1)	444	(16)	30	(2)
Total temporarily impaired debt securities	1,011	(6)	39	(2)	4,116	(71)	76	(4)
Temporarily impaired equity securities	380	(39)	218	(34)	770	(148)	18	(6)
Total temporarily impaired available-for-sale securities	$1,391	$(45)	$257	$(36)	$4,886	$(219)	$94	$(10)

Loans Held-For-Sale, Net	12 Months Ended
Dec. 31, 2012
Loans Receivable Held-for-sale, Net [Abstract]
Loans Held-for-sale, Net [Text Block]
Loans Held-for-Sale, Net
The composition of loans held-for-sale, net, was as follows.

	2012			2011
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$—	$—	$—	$425	$—	$425
Consumer mortgage
1st Mortgage	2,490	—	2,490	7,360	12	7,372
Home equity	—	—	—	740	—	740
Total consumer mortgage (a)	2,490	—	2,490	8,100	12	8,112
Commercial and industrial
Other	86	—	86	20	—	20
Total loans held-for-sale (b)	$2,576	$—	$2,576	$8,545	$12	$8,557

(a)	Fair value option-elected domestic consumer mortgages were $2.5 billion and $3.9 billion at December 31, 2012, and December 31, 2011, respectively. Refer to Note 25 for additional information.

(b)
Totals are net of unamortized premiums and discounts and deferred fees and costs. Included in the totals are net unamortized premiums of $26 million at December 31, 2012, and net unamortized discounts of $221 million at December 31, 2011.

The following table summarizes held-for-sale mortgage loans reported at carrying value by higher-risk loan type.

December 31, ($ in millions)	2012	2011
High original loan-to-value (greater than 100%) mortgage loans	$378	$423
Payment-option adjustable-rate mortgage loans	—	12
Interest-only mortgage loans	10	298
Below-market rate (teaser) mortgages	—	169
Total higher-risk mortgage loans held-for-sale	$388	$902

Finance Receivables And Loans, Net	12 Months Ended
Dec. 31, 2012
Loans and Leases Receivable, Net Reported Amount, by Category Alternative [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
Finance Receivables and Loans, Net
The composition of finance receivables and loans, net, reported at carrying value before allowance for loan losses was as follows.

	2012			2011
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$53,713	$2	$53,715	$46,576	$16,883	$63,459
Consumer mortgage
1st Mortgage	7,173	—	7,173	6,867	24	6,891
Home equity	2,648	—	2,648	3,102	—	3,102
Total consumer mortgage	9,821	—	9,821	9,969	24	9,993
Commercial
Commercial and industrial
Automobile	30,270	—	30,270	26,552	8,265	34,817
Mortgage	—	—	—	1,887	24	1,911
Other	2,679	18	2,697	1,178	63	1,241
Commercial real estate
Automobile	2,552	—	2,552	2,331	154	2,485
Mortgage	—	—	—	—	14	14
Total commercial	35,501	18	35,519	31,948	8,520	40,468
Loans at fair value (a)	—	—	—	603	232	835
Total finance receivables and loans (b)	$99,035	$20	$99,055	$89,096	$25,659	$114,755

(a)	Includes domestic consumer mortgages at fair value as a result of fair value option election. Refer to Note 25 for additional information.

(b)	Totals are net of unearned income, unamortized premiums and discounts, and deferred fees and costs of $895 million and $2.9 billion at December 31, 2012, and December 31, 2011, respectively.
The following tables present an analysis of the activity in the allowance for loan losses on finance receivables and loans.

($ in millions)	Consumer automobile	Consumer mortgage	Commercial	Total
Allowance at January 1, 2012	$766	$516	$221	$1,503
Charge-offs
Domestic	(438)	(149)	(8)	(595)
Foreign	(178)	—	(3)	(181)
Total charge-offs	(616)	(149)	(11)	(776)
Recoveries
Domestic	171	11	11	193
Foreign	76	—	33	109
Total recoveries	247	11	44	302
Net charge-offs	(369)	(138)	33	(474)
Provision for loan losses	257	86	(14)	329
Other (a)	(79)	(12)	(97)	(188)
Allowance at December 31, 2012	$575	$452	$143	$1,170
Allowance for loan losses
Individually evaluated for impairment	$16	$186	$26	$228
Collectively evaluated for impairment	556	266	117	939
Loans acquired with deteriorated credit quality	3	—	—	3
Finance receivables and loans at historical cost
Ending balance	53,715	9,821	35,519	99,055
Individually evaluated for impairment	260	873	1,538	2,671
Collectively evaluated for impairment	53,425	8,948	33,981	96,354
Loans acquired with deteriorated credit quality	30	—	—	30

(a)	Includes provision for loan losses relating to discontinued operations of $65 million.

($ in millions)	Consumer automobile	Consumer mortgage	Commercial	Total
Allowance at January 1, 2011	$970	$580	$323	$1,873
Charge-offs
Domestic	(435)	(205)	(27)	(667)
Foreign	(145)	(5)	(63)	(213)
Total charge-offs	(580)	(210)	(90)	(880)
Recoveries
Domestic	186	16	25	227
Foreign	73	1	26	100
Total recoveries	259	17	51	327
Net charge-offs	(321)	(193)	(39)	(553)
Provision for loan losses	102	126	(67)	161
Other (a)	15	3	4	22
Allowance at December 31, 2011	$766	$516	$221	$1,503
Allowance for loan losses
Individually evaluated for impairment	$7	$172	$61	$240
Collectively evaluated for impairment	749	344	160	1,253
Loans acquired with deteriorated credit quality	10	—	—	10
Finance receivables and loans at historical cost
Ending balance	63,459	9,993	40,468	113,920
Individually evaluated for impairment	69	606	464	1,139
Collectively evaluated for impairment	63,302	9,387	40,004	112,693
Loans acquired with deteriorated credit quality	88	—	—	88

(a)	Includes provision for loan losses relating to discontinued operations of $58 million.
The following table presents information about significant sales of finance receivables and loans recorded at historical cost and transfers of finance receivables and loans from held-for-investment to held-for-sale.

December 31, ($ in millions)	2012	2011
Consumer automobile	$1,960	$3,279
Consumer mortgage	40	107
Commercial	96	34
Total sales and transfers	$2,096	$3,420

The following table presents an analysis of our past due finance receivables and loans, net, recorded at historical cost reported at carrying value before allowance for loan losses.

December 31, ($ in millions)	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total finance receivables and loans
2012
Consumer automobile	$920	$213	$138	$1,271	$52,444	$53,715
Consumer mortgage
1st Mortgage	66	37	156	259	6,914	7,173
Home equity	15	6	18	39	2,609	2,648
Total consumer mortgage	81	43	174	298	9,523	9,821
Commercial
Commercial and industrial
Automobile	—	—	16	16	30,254	30,270
Mortgage	—	—	—	—	—	—
Other	—	—	1	1	2,696	2,697
Commercial real estate
Automobile	—	—	8	8	2,544	2,552
Mortgage	—	—	—	—	—	—
Total commercial	—	—	25	25	35,494	35,519
Total consumer and commercial	$1,001	$256	$337	$1,594	$97,461	$99,055
2011
Consumer automobile	$802	$162	$179	$1,143	$62,316	$63,459
Consumer mortgage
1st Mortgage	91	35	162	288	6,603	6,891
Home equity	21	11	18	50	3,052	3,102
Total consumer mortgage	112	46	180	338	9,655	9,993
Commercial
Commercial and industrial
Automobile	—	1	126	127	34,690	34,817
Mortgage	—	—	—	—	1,911	1,911
Other	—	—	1	1	1,240	1,241
Commercial real estate
Automobile	2	1	34	37	2,448	2,485
Mortgage	—	2	12	14	—	14
Total commercial	2	4	173	179	40,289	40,468
Total consumer and commercial	$916	$212	$532	$1,660	$112,260	$113,920

The following table presents the carrying value before allowance for loan losses of our finance receivables and loans recorded at historical cost on nonaccrual status.

December 31, ($ in millions)	2012	2011
Consumer automobile	$260	$228
Consumer mortgage
1st Mortgage	342	281
Home equity	40	58
Total consumer mortgage	382	339
Commercial
Commercial and industrial
Automobile	146	223
Mortgage	—	—
Other	33	37
Commercial real estate
Automobile	37	67
Mortgage	—	12
Total commercial	216	339
Total consumer and commercial finance receivables and loans	$858	$906

Management performs a quarterly analysis of the consumer automobile, consumer mortgage, and commercial portfolios using a range of credit quality indicators to assess the adequacy of the allowance based on historical and current trends. The tables below present the population of loans by quality indicators for our consumer automobile, consumer mortgage, and commercial portfolios.
The following table presents performing and nonperforming credit quality indicators in accordance with our internal accounting policies for our consumer finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses. Nonperforming loans include finance receivables and loans on nonaccrual status when the principal or interest has been delinquent for 90 days or when full collection is determined not to be probable. Refer to Note 1 for additional information.

	2012			2011
December 31, ($ in millions)	Performing	Nonperforming	Total	Performing	Nonperforming	Total
Consumer automobile	$53,455	$260	$53,715	$63,231	$228	$63,459
Consumer mortgage
1st Mortgage	6,831	342	7,173	6,610	281	6,891
Home equity	2,608	40	2,648	3,044	58	3,102
Total consumer mortgage	$9,439	$382	$9,821	$9,654	$339	$9,993

The following table presents pass and criticized credit quality indicators based on regulatory definitions for our commercial finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses.

	2012			2011
December 31, ($ in millions)	Pass	Criticized (a)	Total	Pass	Criticized (a)	Total
Commercial
Commercial and industrial
Automobile	$28,978	$1,292	$30,270	$32,464	$2,353	$34,817
Mortgage	—	—	—	1,760	151	1,911
Other	2,417	280	2,697	883	358	1,241
Commercial real estate
Automobile	2,440	112	2,552	2,305	180	2,485
Mortgage	—	—	—	—	14	14
Total commercial	$33,835	$1,684	$35,519	$37,412	$3,056	$40,468

(a)
Includes loans classified as special mention, substandard, or doubtful. These classifications are based on regulatory definitions and generally represent loans within our portfolio that have a higher default risk or have already defaulted.

Impaired Loans and Troubled Debt Restructurings
Impaired Loans
Loans are considered impaired when we determine it is probable that we will be unable to collect all amounts due according to the terms of the loan agreement. For more information on our impaired finance receivables and loans, refer to Note 1.
The following table presents information about our impaired finance receivables and loans recorded at historical cost.

December 31, ($ in millions)	Unpaid principal balance	Carrying value before allowance	Impaired with no allowance	Impaired with an allowance	Allowance for impaired loans
2012
Consumer automobile	$260	$260	$90	$170	$16
Consumer mortgage
1st Mortgage	811	725	123	602	137
Home equity	147	148	1	147	49
Total consumer mortgage	958	873	124	749	186
Commercial
Commercial and industrial
Automobile	146	146	54	92	7
Mortgage	—	—	—	—	—
Other	33	33	9	24	7
Commercial real estate
Automobile	37	37	9	28	12
Mortgage	—	—	—	—	—
Total commercial	216	216	72	144	26
Total consumer and commercial finance receivables and loans	$1,434	$1,349	$286	$1,063	$228
2011
Consumer automobile	$69	$69	$—	$69	$7
Consumer mortgage
1st Mortgage	516	508	83	425	126
Home equity	97	98	—	98	46
Total consumer mortgage	613	606	83	523	172
Commercial
Commercial and industrial
Automobile	222	222	64	158	22
Mortgage	—	—	—	—	—
Other	37	37	25	12	5
Commercial real estate
Automobile	68	68	32	36	18
Mortgage	12	12	1	11	5
Total commercial	339	339	122	217	50
Total consumer and commercial finance receivables and loans	$1,021	$1,014	$205	$809	$229

The following tables present average balance and interest income for our impaired finance receivables and loans.

	2012		2011		2010
Year ended December 31, ($ in millions)	Average balance	Interest income	Average balance	Interest income	Average balance	Interest income
Consumer automobile	$131	$12	$35	$2	$—	$—
Consumer mortgage
1st Mortgage	598	24	463	18	405	15
Home equity	95	4	90	4	79	4
Total consumer mortgage	693	28	553	22	484	19
Commercial
Commercial and industrial
Automobile	178	8	303	19	335	13
Mortgage	5	—	19	6	53	2
Other	32	6	84	1	650	6
Commercial real estate
Automobile	64	1	126	7	275	3
Mortgage	6	—	40	1	137	6
Total commercial	285	15	572	34	1,450	30
Total consumer and commercial finance receivables and loans	$1,109	$55	$1,160	$58	$1,934	$49

Troubled Debt Restructurings
TDRs are loan modifications where concessions were granted to borrowers experiencing financial difficulties. Numerous initiatives, such as the Home Affordable Modification Program (HAMP) are in place to provide support to our mortgage customers in financial distress, including principal forgiveness, maturity extensions, delinquent interest capitalization, and changes to contractual interest rates. Additionally for automobile loans, we offer several types of assistance to aid our customers including changing the maturity date and rewriting the loan terms. Total TDRs recorded at historical cost and reported at carrying value before allowance for loan losses were $1.2 billion at December 31, 2012, reflecting an increase of $441 million from December 31, 2011. Refer to Note 1 for additional information.
The following table presents information related to finance receivables and loans recorded at historical cost modified in connection with a troubled debt restructuring during the period.

	2012 (a)			2011
Year ended December 31, ($ in millions)	Number of loans	Pre-modification carrying value before allowance	Post-modification carrying value before allowance	Number of loans	Pre-modification carrying value before allowance	Post-modification carrying value before allowance
Consumer automobile	36,285	$407	$295	6,411	$85	$85
Consumer mortgage
1st Mortgage	1,664	412	327	375	133	132
Home equity	1,305	24	23	888	51	47
Total consumer mortgage	2,969	436	350	1,263	184	179
Commercial
Commercial and industrial
Automobile	9	15	15	2	5	5
Mortgage	—	—	—	1	38	28
Other	—	—	—	2	11	10
Commercial real estate
Automobile	8	14	13	5	12	11
Mortgage	—	—	—	2	4	3
Total commercial	17	29	28	12	70	57
Total consumer and commercial finance receivables and loans	39,271	$872	$673	7,686	$339	$321

(a)	Due to recent industry practice, bankruptcy loans that have not been reaffirmed have been included within our TDR population beginning in the fourth quarter of 2012.
The following table presents information about finance receivables and loans recorded at historical cost that have redefaulted during the reporting period and were within 12 months or less of being modified as a troubled debt restructuring. Redefault is when finance receivables and loans meet the requirements for evaluation under our charge-off policy (Refer to Note 1 for additional information) except for commercial finance receivables and loans where redefault is defined as 90 days past due.

	2012 (a)			2011
Year ended December 31, ($ in millions)	Number of loans	Carrying value before allowance	Charge-off amount	Number of loans	Carrying value before allowance	Charge-off amount
Consumer automobile	2,290	$26	$12	420	$4	$2
Consumer mortgage
1st Mortgage	112	16	1	11	2	—
Home equity	41	3	2	28	2	1
Total consumer mortgage	153	19	3	39	4	1
Commercial
Commercial and industrial
Automobile	4	3	—	1	3	—
Commercial real estate
Automobile	3	3	—	—	—	—
Total commercial	7	6	—	1	3	—
Total consumer and commercial finance receivables and loans	2,450	$51	$15	460	$11	$3

(a)	Due to recent industry practice, bankruptcy loans that have not been reaffirmed have been included within our TDR population beginning in the fourth quarter of 2012.
At December 31, 2012, and December 31, 2011, commercial commitments to lend additional funds to debtors owing receivables whose terms had been modified in a troubled debt restructuring were $25 million and $45 million, respectively.
Concentration Risk
Consumer
We monitor our consumer loan portfolio for concentration risk across the geographies in which we lend. The highest concentrations of loans in the United States are in Texas and California, which represent an aggregate of 21.0% of our total outstanding consumer loans at December 31, 2012.
Concentrations in our mortgage portfolio are closely monitored given the volatility of the housing markets. Our consumer mortgage loan concentrations in California, Florida, and Michigan receive particular attention as the real estate value depreciation in these states has been the most severe.
The following table shows the percentage of total consumer finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses by state and foreign concentration.

	2012 (a)		2011
December 31,	Automobile	1st Mortgage and home equity	Automobile	1st Mortgage and home equity
Texas	12.9%	5.8%	9.5%	5.5%
California	5.6	29.2	4.6	25.7
Florida	6.7	3.6	4.8	4.0
Michigan	5.0	4.1	4.0	4.8
Pennsylvania	5.2	1.6	3.6	1.6
Illinois	4.3	4.8	3.1	5.0
New York	4.6	2.0	3.5	2.3
Ohio	4.0	0.8	2.9	1.0
Georgia	3.7	1.9	2.5	1.8
North Carolina	3.3	2.0	2.2	2.1
Other United States	44.7	44.2	32.9	45.9
Foreign (b)	—	—	26.4	0.3
Total consumer loans	100.0%	100.0%	100.0%	100.0%

(a)	Presentation is in descending order as a percentage of total consumer finance receivables and loans at December 31, 2012.

(b)	Foreign consumer finance receivables and loans as of December 31, 2012, was $2 million. These remaining foreign balances are within Finland and the Czech Republic.
Consumer Higher-Risk Mortgage
The following table summarizes held-for-investment mortgage finance receivables and loans recorded at historical cost and reported at carrying value before allowance for loan losses by higher-risk loan type.

December 31, ($ in millions)	2012	2011
Interest-only mortgage loans (a)	$2,063	$2,947
Below-market rate (teaser) mortgages	192	248
Total higher-risk mortgage finance receivables and loans	$2,255	$3,195

(a)	The majority of the interest-only mortgage loans are expected to start principal amortization in 2015 or beyond.
The following table presents our five largest state concentrations within our held-for-investment mortgage finance receivables and loans recorded at historical cost and reported at carrying value before allowance for loan losses by higher-risk loan type.

December 31, ($ in millions)	Interest-only mortgage loans	Below-market rate (teaser) mortgages	Total higher-risk mortgage loans
2012
California	$500	$60	$560
Virginia	216	9	225
Maryland	166	5	171
Illinois	107	6	113
Michigan	106	5	111
Other United States	968	107	1,075
Total higher-risk mortgage loans	$2,063	$192	$2,255
2011
California	$748	$78	$826
Virginia	274	10	284
Maryland	217	6	223
Illinois	153	8	161
Michigan	199	9	208
Other United States	1,356	137	1,493
Total higher-risk mortgage loans	$2,947	$248	$3,195

Commercial Real Estate
The commercial real estate portfolio consists of loans issued primarily to automotive dealers. The following table shows the percentage of total commercial real estate finance receivables and loans reported at carrying value before allowance for loan losses by geographic region and property type.

December 31,	2012	2011
Geographic region
Texas	13.0%	12.4%
Michigan	12.6	14.1
Florida	11.7	12.4
California	9.3	9.3
New York	4.9	3.5
Virginia	3.9	4.1
North Carolina	3.9	2.1
Pennsylvania	3.3	2.9
Georgia	3.0	2.5
Tennessee	2.3	1.8
Other United States	32.1	28.3
Foreign	—	6.6
Total commercial real estate finance receivables and loans	100.0%	100.0%
Property type
Automotive dealers	100.0%	99.4%
Other	—	0.6
Total commercial real estate finance receivables and loans	100.0%	100.0%

Commercial Criticized Exposure
Finance receivables and loans classified as special mention, substandard, or doubtful are deemed as criticized. These classifications are based on regulatory definitions and generally represent finance receivables and loans within our portfolio that have a higher default risk or have already defaulted. The following table presents the percentage of total commercial criticized finance receivables and loans reported at carrying value before allowance for loan losses by industry concentrations.

December 31,	2012	2011
Industry
Automotive	85.7%	82.9%
Manufacturing	5.5	1.8
Services	4.9	1.9
Other	3.9	13.4
Total commercial criticized finance receivables and loans	100.0%	100.0%

Investment In Operating Leases, Net	12 Months Ended
Dec. 31, 2012
Leases, Operating [Abstract]
Operating Leases of Lessor Disclosure [Text Block]
Investment in Operating Leases, Net
Investments in operating leases were as follows.

December 31, ($ in millions)	2012	2011
Vehicles and other equipment	$16,009	$11,160
Accumulated depreciation	(2,459)	(1,885)
Investment in operating leases, net	$13,550	$9,275

Depreciation expense on operating lease assets includes remarketing gains and losses recognized on the sale of operating lease assets. The following summarizes the components of depreciation expense on operating lease assets.

Year ended December 31, ($ in millions)	2012	2011	2010
Depreciation expense on operating lease assets (excluding remarketing gains)	$1,515	$1,158	$1,806
Remarketing gains	(116)	(217)	(555)
Depreciation expense on operating lease assets	$1,399	$941	$1,251

The following table presents the future lease nonresidual rental payments due from customers for equipment on operating leases.

Year ended December 31, ($ in millions)
2013	$2,573
2014	1,705
2015	618
2016	27
2017 and after	—
Total	$4,923

Securitizations And Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Securitizations And Variable Interest Entities [Abstract]
Securitizations And Variable Interest Entities Disclosure [Text Block]
Securitizations and Variable Interest Entities
Overview
We are involved in several types of securitization and financing transactions that utilize special-purpose entities (SPEs). A SPE is an entity that is designed to fulfill a specified limited need of the sponsor. Our principal use of SPEs is to obtain liquidity and favorable capital treatment by securitizing certain of our financial assets.
The SPEs involved in securitization and other financing transactions are generally considered variable interest entities (VIEs). VIEs are entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity's activities. Due to the deconsolidation of ResCap, our mortgage securitization activity and involvement with certain mortgage-related VIEs has substantially changed. Refer to Note 1 for additional information related to ResCap.
Securitizations
We provide a wide range of consumer and commercial automobile loans, operating leases, other commercial loans, and mortgage loan products to a diverse customer base. We often securitize these loans and leases (which we collectively describe as loans or financial assets) through the use of securitization entities, which may or may not be consolidated on our Consolidated Balance Sheet. We securitize consumer and commercial automobile loans, operating leases, and other commercial loans through private-label securitizations. We securitize consumer mortgage loans through transactions involving the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). We previously securitized consumer mortgage loans through private-label mortgage securitizations and through transactions involving the Government National Mortgage Association (Ginnie Mae). We refer to Fannie Mae, Freddie Mac, and Ginnie Mae collectively as the Government-Sponsored Enterprises or GSEs. During 2012 and 2011, our consumer mortgage loans were primarily securitized through the GSEs.
In executing a securitization transaction, we typically sell pools of financial assets to a wholly owned, bankruptcy-remote SPE, which then transfers the financial assets to a separate, transaction-specific securitization entity for cash, servicing rights, and in some transactions, other retained interests. The securitization entity is funded through the issuance of beneficial interests in the securitized financial assets. The beneficial interests take the form of either notes or trust certificates which are sold to investors and/or retained by us. These beneficial interests are collateralized by the transferred loans and entitle the investors to specified cash flows generated from the securitized loans. In addition to providing a source of liquidity and cost-efficient funding, securitizing these financial assets also reduces our credit exposure to the borrowers beyond any economic interest we may retain.
Each securitization is governed by various legal documents that limit and specify the activities of the securitization entity. The securitization entity is generally allowed to acquire the loans, to issue beneficial interests to investors to fund the acquisition of the loans, and to enter into derivatives or other yield maintenance contracts to hedge or mitigate certain risks related to the financial assets or beneficial interests of the entity. A servicer, who is generally us, is appointed pursuant to the underlying legal documents to service the assets the securitization entity holds and the beneficial interests it issues. Servicing functions include, but are not limited to, making certain payments of property taxes and insurance premiums, default and property maintenance payments, as well as advancing principal and interest payments before collecting them from individual borrowers. Our servicing responsibilities, which constitute continued involvement in the transferred financial assets, consist of primary servicing (i.e., servicing the underlying transferred financial assets) and previously master servicing (i.e., servicing the beneficial interests that result from the securitization transactions). Certain securitization entities also require the servicer to advance scheduled principal and interest payments due on the beneficial interests issued by the entity regardless of whether cash payments are received on the underlying transferred financial assets. Accordingly, we are required to provide these servicing advances when applicable. Refer to Note 11 for additional information regarding our servicing rights.
The GSEs provide a guarantee of the payment of principal and interest on the beneficial interests issued in securitizations. In private-label securitizations, cash flows from the assets initially transferred into the securitization entity represent the sole source for payment of distributions on the beneficial interests issued by the securitization entity and for payments to the parties that perform services for the securitization entity, such as the servicer or the trustee. In certain private-label securitization transactions, a liquidity facility may exist to provide temporary liquidity to the entity. The liquidity provider generally is reimbursed prior to other parties in subsequent distribution periods. In previous certain private-label securitizations, monoline insurance may have existed to cover certain shortfalls to certain investors in the beneficial interests issued by the securitization entity. As noted above, in certain private-label securitizations, the servicer is required to advance scheduled principal and interest payments due on the beneficial interests regardless of whether cash payments are received on the underlying transferred financial assets. The servicer is allowed to reimburse itself for these servicing advances. Additionally, certain private-label securitization transactions may have previously allowed for the acquisition of additional loans subsequent to the initial loan transfer. Principal collections on other loans and/or the issuance of new beneficial interests, such as variable funding notes, generally funded those loans; we were often contractually required to invest in these new interests.
We may have retained beneficial interests in our private-label securitizations, which may have represented a form of significant continuing economic interest. These retained interests included, but are not limited to, senior or subordinate asset-backed securities and residuals, and previously included senior or subordinate mortgage-backed securities, interest-only strips, and principal-only strips. Certain of these retained interests provided credit enhancement to the trust as they may have absorbed credit losses or other cash shortfalls. Additionally, the securitization agreements may have required cash flows to be directed away from certain of our retained interests due to specific over-collateralization requirements, which may or may not have been performance-driven.
We generally hold certain conditional repurchase options specific to private label securitizations that allow us to repurchase assets from the securitization entity. The majority of the securitizations provide us, as servicer, with a call option that allows us to repurchase the remaining transferred financial assets or outstanding beneficial interests at our discretion once the asset pool reaches a predefined level, which represents the point where servicing becomes burdensome (a clean-up call option). The repurchase price is typically the par amount of the loans plus accrued interest. Additionally, we may hold other conditional repurchase options that allow us to repurchase a transferred financial asset if certain events outside our control are met. The typical conditional repurchase option is a delinquent loan repurchase option that gives us the option to purchase the loan or contract if it exceeds a certain prespecified delinquency level. We generally have complete discretion regarding when or if we will exercise these options, but we would do so only when it is in our best interest.
Other than our customary representation and warranty provisions, these securitizations are nonrecourse to us, thereby transferring the risk of future credit losses to the extent the beneficial interests in the securitization entities are held by third parties. Representation and warranty provisions generally require us to repurchase loans or indemnify the investor or other party for incurred losses to the extent it is determined that the loans were ineligible or were otherwise defective at the time of sale. Refer to Note 29 for detail on representation and warranty provisions. We did not provide any noncontractual financial support to any of these entities during 2012 or 2011.
Other Variable Interest Entities
Servicer Advance Funding Entity
We previously assisted in the financing of our servicer advance receivables; we formed a VIE that issued variable funding notes to third-party investors that were collateralized by servicer advance receivables. These servicer advance receivables were transferred to the VIE and consisted of delinquent principal and interest advances we made as servicer to various investors; property taxes and insurance premiums advanced to taxing authorities and insurance companies on behalf of borrowers; and amounts advanced for mortgages in foreclosure. The VIE funded the purchase of the receivables through financing obtained from the third-party investors and subordinated loans or an equity contribution from our mortgage activities. This VIE was not consolidated on our balance sheet at December 31, 2012 as a result of the deconsolidation of ResCap, but was consolidated on our balance sheet at December 31, 2011. The beneficial interest holder of this VIE does not have legal recourse to our general credit. We do not have a contractual obligation to provide any type of financial support in the future, nor have we provided noncontractual financial support to the entity during 2012 or 2011.
Other
We had involvements with various other on-balance sheet, immaterial VIEs. Most of these VIEs were used for additional liquidity whereby we sold certain financial assets into the VIE and issued beneficial interests to third parties for cash.
We also provide long-term guarantee contracts to investors in certain nonconsolidated affordable housing entities and have extended a line of credit to provide liquidity and minimize our exposure under these contracts. Since we do not have control over the entities or the power to make decisions, we do not consolidate the entities and our involvement is limited to the guarantee and the line of credit.
Involvement with Variable Interest Entities
The determination of whether financial assets transferred by us to these VIEs (and related liabilities) are consolidated on our balance sheet (also referred to as on-balance sheet) or not consolidated on our balance sheet (also referred to as off-balance sheet) depends on the terms of the related transaction and our continuing involvement (if any) with the VIE. We are deemed the primary beneficiary and therefore consolidate VIEs for which we have both (a) the power, through voting rights or similar rights, to direct the activities that most significantly impact the VIE's economic performance, and (b) a variable interest (or variable interests) that (i) obligates us to absorb losses that could potentially be significant to the VIE and/or (ii) provides us the right to receive residual returns of the VIE that could potentially be significant to the VIE. We determine whether we hold a significant variable interest in a VIE based on a consideration of both qualitative and quantitative factors regarding the nature, size, and form of our involvement with the VIE. We assess whether we are the primary beneficiary of a VIE on an ongoing basis.
Our involvement with consolidated and nonconsolidated VIEs in which we hold variable interests is presented below.

December 31, ($ in millions)	Consolidated involvement with VIEs (a)		Assets of nonconsolidated VIEs (a)		Maximum exposure to loss in nonconsolidated VIEs
2012
On-balance sheet variable interest entities
Consumer automobile	$28,566
Commercial automobile	23,139
Commercial other	728
Off-balance sheet variable interest entities
Consumer automobile	—		$1,495		$1,495	(b)
Consumer mortgage — other	—		—	(c)	12	(d)
Commercial other	(28)	(e)	—	(f)	85
Total	$52,405		$1,495		$1,592
2011
On-balance sheet variable interest entities
Consumer automobile	$26,504
Consumer mortgage — private-label	1,098
Commercial automobile	19,594
Other	956
Off-balance sheet variable interest entities
Consumer mortgage — Ginnie Mae	2,652	(g)	$44,127		$44,127	(b)
Consumer mortgage — CMHC	66	(g)	3,222		66	(h)
Consumer mortgage — private-label	141	(g)	4,408		4,408	(b)
Consumer mortgage — other	—		—	(c)	17	(d)
Commercial other	83	(e)	—	(f)	242
Total	$51,094		$51,757		$48,860

(a)	Asset values represent the current unpaid principal balance of outstanding consumer finance receivables and loans within the VIEs.

(b)
Maximum exposure to loss represents the current unpaid principal balance of outstanding loans based on our customary representation and warranty provisions. This measure is based on the unlikely event that all of the loans have underwriting defects or other defects that trigger a representation and warranty provision and the collateral supporting the loans are worthless. This required disclosure is not an indication of our expected loss.

(c)
Includes a VIE for which we have no management oversight and therefore we are not able to provide the total assets of the VIE. However, in March 2011 we sold excess servicing rights valued at $266 million to the VIE.

(d)
Our maximum exposure to loss in this VIE is a component of servicer advances made that are allocated to the trust. The maximum exposure to loss presented represents the unlikely event that every loan underlying the excess servicing rights sold defaults, and we, as servicer, are required to advance the entire excess service fee to the trust for the contractually established period. This required disclosure is not an indication of our expected loss.

(e)
Includes $0 million and $100 million classified as finance receivables and loans, net, and $0 million and $20 million classified as other assets, offset by $28 million and $37 million classified as accrued expenses and other liabilities at December 31, 2012, and December 31, 2011, respectively.

(f)	Includes VIEs for which we have no management oversight and therefore we are not able to provide the total assets of the VIEs.

(g)
Includes $0 billion and $2.4 billion classified as mortgage loans held-for-sale, $0 million and $92 million classified as trading securities or other assets, and $0 million and $386 million classified as mortgage servicing rights at December 31, 2012, and December 31, 2011, respectively. CMHC is the Canada Mortgage and Housing Corporation.

(h)
Due to combination of the credit loss insurance on the mortgages and the guarantee by CMHC on the issued securities, the maximum exposure to loss would be limited to the amount of the retained interests. Additionally, the maximum loss would occur only in the event that CMHC dismisses us as servicer of the loans due to servicer performance or insolvency.

On-balance Sheet Variable Interest Entities
We engage in securitization and other financing transactions that do not qualify for off-balance sheet treatment. In these situations, we hold beneficial interests or other interests in the VIE, which represent a form of significant continuing economic interest. These retained interests include, but are not limited to, senior or subordinate asset-backed securities and residuals, and previously included senior or subordinate mortgage-backed securities, interest-only strips, and principal-only strips. Certain of these retained interests provide credit enhancement to the securitization entity as they may absorb credit losses or other cash shortfalls. Additionally, the securitization documents may require cash flows to be directed away from certain of our retained interests due to specific over-collateralization requirements, which may or may not be performance-driven. Because these securitization entities are consolidated, these retained interests and servicing rights are not recognized as separate assets on our Consolidated Balance Sheet.
We consolidated certain of these entities because we had a controlling financial interest in the VIE, primarily due to our servicing activities, and because we hold a significant variable interest in the VIE. We are generally the primary beneficiary of automobile securitization entities for which we perform servicing activities and have retained a significant variable interest in the form of a beneficial interest. We were previously the primary beneficiary of certain mortgage private-label securitization entities.
The consolidated VIEs included in the Consolidated Balance Sheet represent separate entities with which we are involved. The third-party investors in the obligations of consolidated VIEs have legal recourse only to the assets of the VIEs and do not have such recourse to us, except for the customary representation and warranty provisions or when we are the counterparty to certain derivative transactions involving the VIE. In addition, the cash flows from the assets are restricted only to pay such liabilities. Thus, our economic exposure to loss from outstanding third-party financing related to consolidated VIEs is significantly less than the carrying value of the consolidated VIE assets. All assets of consolidated VIEs, presented below based upon the legal transfer of the underlying assets in order to reflect legal ownership, are restricted for the benefit of the beneficial interest holders. Refer to Note 25 for discussion of the assets and liabilities for which the fair value option has been elected.

December 31, ($ in millions)	2012	2011
Assets
Loans held-for-sale, net	$—	$9
Finance receivables and loans, net
Consumer	13,671	21,622
Commercial	17,839	19,313
Allowance for loan losses	(144)	(210)
Total finance receivables and loans, net	31,366	40,725
Investment in operating leases, net	6,060	4,389
Other assets	2,868	3,029
Assets of operations held-for-sale	12,139	—
Total assets	$52,433	$48,152
Liabilities
Short-term borrowings	$400	$795
Long-term debt	26,461	33,143
Interest payable	1	14
Accrued expenses and other liabilities	16	405
Liabilities of operations held-for-sale	9,686	—
Total liabilities	$36,564	$34,357

Off-balance Sheet Variable Interest Entities
The nature, purpose, and activities of nonconsolidated securitization entities are similar to those of our consolidated securitization entities with the primary difference being the nature and extent of our continuing involvement. The cash flows from the assets of nonconsolidated securitization entities generally are the sole source of payment on the securitization entities’ liabilities. The creditors of these securitization entities have no recourse to us with the exception of market customary representation and warranty provisions as described in Note 29.
Nonconsolidated VIEs include entities for which we either do not hold potentially significant variable interests or do not provide servicing or asset management functions for the financial assets held by the securitization entity. Additionally, to qualify for off-balance sheet treatment, transfers of financial assets must meet the sale accounting conditions in ASC 860, Transfers and Servicing. Previously, our residential mortgage loan securitizations consisted of Ginnie Mae and private-label securitizations. We are not the primary beneficiary of any GSE loan securitization transaction because we do not have the power to direct the significant activities of such entities. Previously, we did not consolidate certain private-label mortgage securitizations because we did not have a variable interest that could potentially have been significant or we did not have power to direct the activities that most significantly impacted the performance of the VIE.
For nonconsolidated securitization entities, the transferred financial assets are removed from our balance sheet provided the conditions for sale accounting are met. The financial assets obtained from the securitization are primarily reported as cash, servicing rights, or retained interests (if applicable). Typically, we conclude that the fee we are paid for servicing consumer automobile finance receivables represents adequate compensation, and consequently, we do not recognize a servicing asset or liability. As an accounting policy election, we elected fair value treatment for our mortgage servicing rights (MSR) portfolio. Liabilities incurred as part of these securitization transactions, such as representation and warranty provisions, are recorded at fair value at the time of sale and are reported as accrued expenses and other liabilities on our Consolidated Balance Sheet. Upon the sale of the loans, we recognize a gain or loss on sale for the difference between the assets recognized, the assets derecognized, and the liabilities recognized as part of the transaction.
The following summarizes all pretax gains and losses recognized on financial assets sold into nonconsolidated securitization and similar asset-backed financing entities.

Year ended December 31, ($ in millions)	2012	2011	2010
Consumer automobile	$6	$—	$—
Consumer mortgage — GSEs	629	131	346
Consumer mortgage — private-label	—	—	—
Total pretax gain	$635	$131	$346

The following table summarizes cash flows received from and paid related to securitization entities, asset-backed financings, or other similar transfers of financial assets where the transfer is accounted for as a sale and we have a continuing involvement with the transferred assets (e.g., servicing) that were outstanding in 2012, 2011, and 2010. Additionally, this table contains information regarding cash flows received from and paid to nonconsolidated securitization entities that existed during each period.

Year ended December 31, ($ in millions)	Consumer automobile	Consumer mortgage GSEs	Consumer mortgage private-label
2012
Cash proceeds from transfers completed during the period	$1,979	$32,796	$5
Cash flows received on retained interests in securitization entities	—	—	71
Servicing fees	12	693	63
Purchases of previously transferred financial assets	—	(876)	(12)
Representations and warranties obligations	—	(108)	(7)
Other cash flows	—	(96)	255
2011
Cash proceeds from transfers completed during the period	$—	$59,815	$722
Cash flows received on retained interests in securitization entities	—	—	68
Servicing fees	—	999	201
Purchases of previously transferred financial assets	—	(2,537)	(222)
Representations and warranties obligations	—	(143)	(38)
Other cash flows	—	(13)	187
2010
Cash proceeds from transfers completed during the period	$—	$68,822	$1,090
Cash flows received on retained interests in securitization entities	—	—	81
Servicing fees	1	1,081	209
Purchases of previously transferred financial assets	—	(1,865)	(282)
Representations and warranties obligations	—	(389)	(18)
Other cash flows	(6)	(39)	(22)

The following tables represent on-balance sheet loans held-for-sale and finance receivable and loans, off-balance sheet securitizations, and whole-loan sales where we have continuing involvement. The table presents quantitative information about delinquencies and net credit losses. Refer to Note 11 for further detail on total serviced assets.

	Total Amount		Amount 60 days or more past due		Net credit losses
December 31, ($ in millions)	2012	2011	2012	2011	2012	2011
On-balance sheet loans
Consumer automobile	$53,715	$63,884	$351	$341	$369	$321
Consumer mortgage (a)	12,311	18,940	241	3,242	8	150
Commercial automobile	32,822	37,302	24	162	(1)	13
Commercial mortgage	—	1,925	—	14	(1)	31
Commercial other	2,783	1,261	1	1	(31)	(5)
Total on-balance sheet loans	101,631	123,312	617	3,760	344	510
Off-balance sheet securitization entities
Consumer automobile	1,495	—	4	—	2	—
Consumer mortgage - GSEs (b)	119,384	262,984	1,892	9,456	n/m	n/m
Consumer mortgage-private-label	—	63,991	—	11,301	—	—
Total off-balance sheet securitization entities	120,879	326,975	1,896	20,757	2	—
Whole-loan transactions (c)	6,756	33,961	129	2,901	16	87
Total	$229,266	$484,248	$2,642	$27,418	$362	$597

(a)
Includes loans subject to conditional repurchase options of $0 billion and $2.3 billion guaranteed by the GSEs, and $0 million and $132 million sold to certain private-label mortgage securitization entities at December 31, 2012, and 2011, respectively.

(b)	Anticipated credit losses are not meaningful due to the GSE guarantees.

(c)	Whole-loan transactions are not part of a securitization transaction, but represent consumer automobile and consumer mortgage pools of loans sold to third-party investors.

Servicing Activities	12 Months Ended
Dec. 31, 2012
Servicing Activities [Abstract]
Servicing Activities [Text Block]
Servicing Activities
Mortgage Servicing Rights
The following table summarizes activity related to MSRs, which are carried at fair value. As there are limited MSR market transactions that are directly observable, management estimates fair value using internally developed discounted cash flow models (an income approach) to estimate the fair value. These internal valuation models estimate net cash flows based on internal operating assumptions that we believe would be used by market participants in orderly transactions combined with market-based assumptions for loan prepayment rates, interest rates, and discount rates that we believe approximate yields required by investors in this asset.

Year ended December 31, ($ in millions)	2012 (a)	2011
Estimated fair value at January 1,	$2,519	$3,738
Additions recognized on sale of mortgage loans	240	622
Additions from purchases of servicing rights	—	31
Subtractions from sales of servicing assets	—	(266)
Changes in fair value
Due to changes in valuation inputs or assumptions used in the valuation model	(282)	(1,041)
Other changes in fair value	(395)	(565)
Deconsolidation of ResCap	(1,130)	—
Estimated fair value at December 31,	$952	$2,519

(a)	The remaining balance is at Ally Bank, due to the deconsolidation of ResCap. Ally Bank announced that it has begun to explore strategic alternatives for its agency MSR portfolio.
Changes in fair value due to changes in valuation inputs or assumptions used in the valuation model include all changes due to a revaluation by a model or by a benchmarking exercise. Other changes in fair value primarily include the accretion of the present value of the discount related to forecasted cash flows and the economic runoff of the portfolio.
The key economic assumptions and sensitivity of the fair value of MSRs to immediate 10% and 20% adverse changes in those assumptions were as follows.

December 31, ($ in millions)	2012	2011
Weighted average life (in years)	4.6	4.7
Weighted average prepayment speed	13.5%	15.7%
Impact on fair value of 10% adverse change	$(77)	$(135)
Impact on fair value of 20% adverse change	(144)	(257)
Weighted average discount rate	7.7%	10.2%
Impact on fair value of 10% adverse change	$(10)	$(59)
Impact on fair value of 20% adverse change	(19)	(114)

These sensitivities are hypothetical and should be considered with caution. Changes in fair value based on a 10% and 20% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumptions to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another (e.g., increased market interest rates may result in lower prepayments and increased credit losses) that could magnify or counteract the sensitivities. Further, these sensitivities show only the change in the asset balances and do not show any expected change in the fair value of the instruments used to manage the interest rates and prepayment risks associated with these assets.
Risk Mitigation Activities
The primary risk of our servicing rights is interest rate risk and the resulting impact on prepayments. A significant decline in interest rates could lead to higher-than-expected prepayments that could reduce the value of the MSRs. We economically hedge the impact of these risks with both derivative and nonderivative financial instruments. Refer to Note 22 for additional information regarding the derivative financial instruments used to economically hedge MSRs.
The components of servicing valuation and hedge activities, net, were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Change in estimated fair value of mortgage servicing rights	$(560)	$(793)	$(147)
Change in fair value of derivative financial instruments	556	359	(470)
Servicing asset valuation and hedge activities, net	$(4)	$(434)	$(617)

Mortgage Servicing Fees
The components of mortgage servicing fees were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Contractual servicing fees, net of guarantee fees and including subservicing	$281	$344	$277
Late fees	7	9	7
Ancillary fees	12	12	11
Total mortgage servicing fees	$300	$365	$295

Mortgage Servicing Advances
In connection with our primary Mortgage servicing activities (i.e., servicing of mortgage loans), we make certain payments for property taxes and insurance premiums, default and property maintenance payments, as well as advances of principal and interest payments before collecting them from individual borrowers. Servicing advances including contractual interest, are priority cash flows in the event of a loan principal reduction or foreclosure and ultimate liquidation of the real estate-owned property. These servicing advances are included in other assets on the Consolidated Balance Sheet and totaled $82 million and $1.9 billion at December 31, 2012 and 2011, respectively. We maintain an allowance for uncollected primary servicing advances of $1 million and $43 million at December 31, 2012 and 2011, respectively. Our potential obligation is influenced by the loan’s performance and credit quality. Additionally, we have a fiduciary responsibility for mortgage escrow and custodial funds that totaled $0 billion and $4.4 billion at December 31, 2012 and 2011, respectively. A portion of these balances are included in deposit liabilities on our Consolidated Balance Sheet. Refer to Note 14 for additional information.
Due to the deconsolidation of ResCap on May 14, 2012, we no longer act as a subservicer or master servicer of mortgage loans. Refer to Note 1 for more information regarding the deconsolidation. When we acted as a subservicer of mortgage loans we performed the responsibilities of a primary servicer but did not own the corresponding primary servicing rights. We received a fee from the primary servicer for such services. As the subservicer, we had the same responsibilities of a primary servicer in that we made certain payments of property taxes and insurance premiums, default and property maintenance, as well as advances of principal and interest payments before collecting them from individual borrowers. At December 31, 2011, outstanding servicer advances related to subserviced loans were $125 million and we had a reserve for uncollected subservicer advances $1 million.
At December 31, 2011, we were the master servicer (i.e., servicer of beneficial interests issued by mortgage securitization entities) for 467,722 loans, having an aggregate unpaid principal balance of $61.4 billion. In many cases, where we acted as master servicer, we also acted as primary servicer. In connection with our master-servicing activities, we serviced the mortgage-backed and mortgage-related asset-backed securities and whole-loan packages sold to investors. As the master servicer, we collected mortgage loan payments from primary servicers and distributed those funds to investors in the mortgage-backed and mortgage-related asset-backed securities and whole-loan packages. As the master servicer, we were required to advance scheduled payments to the securitization trust or whole-loan investors. To the extent the primary servicer does not advance the payments, we were responsible for advancing the payment to the trust or whole-loan investors. Master-servicing advances, including contractual interest, are priority cash flows in the event of a default, thus making their collection reasonably assured. In most cases, we were required to advance these payments to the point of liquidation of the loan or reimbursement of the trust or whole-loan investors. At December 31, 2011, outstanding master-servicing advances were $158 million and we had no reserve for uncollected master-servicing advances.
Mortgage Serviced Assets
Total serviced mortgage assets consist of primary servicing activities. These include loans owned by Ally Bank, where Ally Bank is the primary servicer, and loans sold to third-party investors, where Ally Bank has retained primary servicing. Loans owned by Ally Bank are categorized as loans held-for-sale or finance receivables and loans which are discussed in further detail in Note 7 and Note 8, respectively. The loans sold to third-party investors were sold through off-balance sheet GSE securitization transactions.
The unpaid principal balance of our serviced mortgage assets were as follows.

December 31, ($ in millions)	2012 (a)	2011
On-balance sheet mortgage loans
Held-for-sale and investment	$10,938	$18,871
Operations held-for-sale	—	541
Off-balance sheet mortgage loans
Loans sold to third-party investors
Private-label	—	50,886
GSEs	119,384	262,868
Whole-loan	2	15,105
Purchased servicing rights	—	3,247
Operations held-for-sale	—	4,912
Total primary serviced mortgage loans	130,324	356,430
Subserviced mortgage loans	—	26,358
Subserviced operations held-for-sale	—	4
Total subserviced mortgage loans	—	26,362
Master-servicing-only mortgage loans	—	8,557
Total serviced mortgage loans	$130,324	$391,349

(a)	The remaining balances were serviced by Ally Bank, due to the deconsolidation of ResCap. Ally Bank announced that it has begun to explore strategic alternatives for its agency MSR portfolio.
Ally Bank is subject to certain net worth requirements associated with its servicing agreements with Fannie Mae and Freddie Mac. The majority of Ally Bank’s serviced mortgage assets are subserviced by GMAC Mortgage, LLC, a subsidiary of ResCap, pursuant to a servicing agreement. At December 31, 2012, Ally Bank was in compliance with the requirements of the servicing agreements.
Automobile Finance Servicing Activities
We service consumer automobile contracts. Historically, we have sold a portion of our consumer automobile contracts. With respect to contracts we sell, we retain the right to service and earn a servicing fee for our servicing function. Typically, we conclude that the fee we are paid for servicing consumer automobile finance receivables represents adequate compensation, and consequently, we do not recognize a servicing asset or liability. We recognized automobile servicing fee income of $109 million, $160 million, and $227 million during the years ended December 31, 2012, 2011, and 2010, respectively.
Automobile Finance Serviced Assets
The total serviced automobile finance loans outstanding were as follows.

December 31, ($ in millions)	2012	2011
On-balance sheet automobile finance loans and leases
Consumer automobile	$53,715	$63,884
Commercial automobile	32,822	37,302
Operating leases	13,550	9,275
Operations held-for-sale	25,979	102
Other	41	—
Off-balance sheet automobile finance loans
Loans sold to third-party investors
Securitizations	1,474	—
Whole-loan	6,541	12,318
Total serviced automobile finance loans and leases	$134,122	$122,881

Premiums Receivable and Other Insurance Assets	12 Months Ended
Dec. 31, 2012
Premiums Receivable and Other Insurance Assets [Abstract]
Premiums Receivable Note [Text Block]
Premiums Receivable and Other Insurance Assets
Premiums receivable and other insurance assets consisted of the following.

December 31, ($ in millions)	2012	2011
Prepaid reinsurance premiums	$236	$218
Reinsurance recoverable on unpaid losses	234	321
Reinsurance recoverable on paid losses	40	54
Premiums receivable	108	288
Deferred policy acquisition costs	991	972
Total premiums receivable and other insurance assets	$1,609	$1,853

Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Other Assets Disclosure [Text Block]
Other Assets
The components of other assets were as follows.

December 31, ($ in millions)	2012	2011
Property and equipment at cost	$693	$1,152
Accumulated depreciation	(411)	(787)
Net property and equipment	282	365
Restricted cash collections for securitization trusts (a)	2,983	1,596
Fair value of derivative contracts in receivable position	2,298	5,687
Collateral placed with counterparties	1,290	1,448
Deferred tax asset (b)	1,190	238
Restricted cash and cash equivalents	889	1,381
Other accounts receivable	525	1,110
Cash reserve deposits held-for-securitization trusts (c)	442	838
Unamortized debt issuance costs	425	612
Nonmarketable equity securities	303	419
Interests retained in financial asset sales	154	231
Accrued interest and rent receivable	147	232
Real estate and other investments	98	385
Servicer advances	92	2,142
Prepaid expenses and deposits	60	568
Goodwill	27	518
Other assets	703	971
Total other assets	$11,908	$18,741

(a)	Represents cash collection from customer payments on securitized receivables. These funds are distributed to investors as payments on the related secured debt.

(b)	The increase in the deferred tax asset represents the release of a material portion of our U.S. valuation allowance. Refer to Note 23 for more information.

(c)	Represents credit enhancement in the form of cash reserves for various securitization transactions.
The changes in the carrying amounts of goodwill for the periods shown were as follows.

($ in millions)	Automotive Finance operations	Insurance operations	Total
Goodwill at January 1, 2010	$469	$57	$526
Transfer of assets of discontinued operations held-for-sale	(1)	(1)	(2)
Foreign-currency translation	—	1	1
Goodwill at December 31, 2010	$468	$57	$525
Transfer of assets of discontinued operations held-for-sale	—	(4)	(4)
Foreign-currency translation	—	(3)	(3)
Goodwill at December 31, 2011	$468	$50	$518
Transfer of assets of discontinued operations held-for-sale	(468)	(23)	(491)
Goodwill at December 31, 2012	$—	$27	$27

Deposit Liabilities	12 Months Ended
Dec. 31, 2012
Deposits [Abstract]
Deposit Liabilities Disclosures [Text Block]
Deposit Liabilities
Deposit liabilities consisted of the following.

December 31, ($ in millions)	2012	2011
Domestic deposits
Noninterest-bearing deposits	$1,977	$2,029
Interest-bearing deposits
Savings and money market checking accounts	13,871	9,035
Certificates of deposit	31,084	28,540
Dealer deposits	983	1,769
Total domestic deposit liabilities	47,915	41,373
Foreign deposits
Interest-bearing deposits
Savings and money market checking accounts	—	1,408
Certificates of deposit	—	1,958
Dealer deposits	—	311
Total foreign deposit liabilities	—	3,677
Total deposit liabilities	$47,915	$45,050

Noninterest-bearing deposits primarily represent third-party escrows associated with our mortgage loan-servicing portfolio. The escrow deposits are not subject to an executed agreement and can be withdrawn without penalty at any time. At December 31, 2012, and December 31, 2011, certificates of deposit included $12.0 billion and $10.0 billion, respectively, of domestic certificates of deposit in denominations of $100 thousand or more.
The following table presents the scheduled maturity of total certificates of deposit.

Year ended December 31, ($ in millions)
2013	$15,688
2014	6,133
2015	4,336
2016	3,545
2017	1,382
Total certificates of deposit	$31,084

Short-Term Borrowings	12 Months Ended
Dec. 31, 2012
Short-term Debt [Abstract]
Short-term Debt [Text Block]
Short-term Borrowings
The following table presents the composition of our short-term borrowings portfolio.

	2012			2011
December 31, ($ in millions)	Unsecured	Secured (a)	Total	Unsecured	Secured (a)	Total
Demand notes	$3,094	$—	$3,094	$2,756	$—	$2,756
Bank loans and overdrafts	167	—	167	1,613	—	1,613
Federal Home Loan Bank	—	3,800	3,800	—	1,400	1,400
Other (b)	—	400	400	146	1,765	1,911
Total short-term borrowings	$3,261	$4,200	$7,461	$4,515	$3,165	$7,680
Weighted average interest rate (c)			1.0%			3.6%

(a)	Refer to Note 16 for further details on assets restricted as collateral for payment of the related debt.

(b)	Other primarily includes nonbank secured borrowings at our Commercial Finance Group at December 31, 2012 and Automotive Finance operations at December 31, 2011.

(c)	Based on the debt outstanding and the interest rate at December 31 of each year.

Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
Long-term Debt
The following tables present the composition of our long-term debt portfolio.

December 31, ($ in millions)	Amount	Interest rate	Weighted average interest rate (a)	Due date range
2012
Senior debt
Fixed rate (b)	$28,336
Variable rate	2,345
Total senior debt (c)	30,681	0.38 - 10.29%	6.69%	2013 - 2049
Subordinated debt
Fixed rate	251
Variable rate (d)	13,451
Total subordinated debt (e)	13,702	0.65 - 8.00%	0.92%	2013 - 2018
VIE secured debt
Fixed rate	19,077
Variable rate	7,384
Total VIE secured debt	26,461	0.25 - 8.30%	1.36%	2013 - 2017
Trust preferred securities
Fixed rate	2,623	8.13%	8.13%	2040
Fair value adjustment (f)	1,094
Total long-term debt (g)	$74,561
2011
Senior debt
Fixed rate (b)	$39,657
Variable rate	3,393
Total senior debt (c)	43,050	0.00 - 16.68%	6.15%	2012 - 2049
Subordinated debt
Fixed rate	4,675
Variable rate (d)	8,246
Total subordinated debt (e)	12,921	0.76 - 17.05%	4.62%	2012 - 2031
VIE secured debt
Fixed rate	16,538
Variable rate	16,605
Total VIE secured debt	33,143	0.32 - 8.30%	1.96%	2012 - 2040
Trust preferred securities
Fixed rate	2,622	8.13%	8.13%	2040
Fair value adjustment (f)	1,149
Total long-term debt (g)	$92,885

(a)	Based on the debt outstanding and the interest rate at December 31 of each year.

(b)	Includes $0.0 billion at December 31, 2012 and $7.4 billion at December 31, 2011, guaranteed by the Federal Deposit Insurance Corporation (FDIC) under the Temporary Liquidity Guarantee Program.

(c)	Includes secured long-term debt of $0.0 billion at December 31, 2012 and $4.0 billion at December 31, 2011.

(d)	Includes $13.5 billion and $8.2 billion of debt outstanding from the Automotive secured revolving credit facilities at December 31, 2012 and 2011, respectively.

(e)	Includes secured long-term debt of $13.5 billion and $12.7 billion at December 31, 2012 and 2011, respectively.

(f)	Amount represents the hedge accounting adjustment of fixed-rate debt.

(g)	Includes fair value option-elected secured long-term debt of $0 million and $830 million at December 31, 2012 and 2011, respectively. Refer to Note 25 for additional information.

	2012			2011
December 31, ($ in millions)	Unsecured	Secured	Total	Unsecured	Secured	Total
Long-term debt
Due within one year	$1,070	$11,503	$12,573	$11,664	$14,521	$26,185
Due after one year	31,486	29,408	60,894	30,272	35,279	65,551
Fair value adjustment	1,094	—	1,094	1,149	—	1,149
Total long-term debt	$33,650	$40,911	$74,561	$43,085	$49,800	$92,885
The following table presents the scheduled remaining maturity of long-term debt, assuming no early redemptions will occur. The actual payment of secured debt may vary based on the payment activity of the related pledged assets.

Year ended December 31, ($ in millions)	2013	2014	2015	2016	2017	2018 and thereafter	Fair value adjustment	Total
Unsecured
Long-term debt	$1,331	$5,603	$5,115	$1,971	$3,671	$16,705	$1,094	$35,490
Original issue discount	(261)	(188)	(56)	(63)	(75)	(1,197)	—	(1,840)
Total unsecured	1,070	5,415	5,059	1,908	3,596	15,508	1,094	33,650
Secured
Long-term debt	11,503	13,596	8,567	3,123	3,032	1,090	—	40,911
Total long-term debt	$12,573	$19,011	$13,626	$5,031	$6,628	$16,598	$1,094	$74,561

To achieve the desired balance between fixed- and variable-rate debt, we utilize interest rate swap agreements. The use of these derivative financial instruments had the effect of synthetically converting $10.2 billion of our fixed-rate debt into variable-rate obligations and $14.5 billion of our variable-rate debt into fixed-rate obligations at December 31, 2012.
The following summarizes assets restricted as collateral for the payment of the related debt obligation primarily arising from securitization transactions accounted for as secured borrowings and repurchase agreements.

	2012		2011
December 31, ($ in millions)	Total	Ally Bank (a)	Total	Ally Bank (a)
Trading assets	$—	$—	$27	$—
Investment securities	1,911	1,911	780	780
Loans held-for-sale	—	—	805	—
Mortgage assets held-for-investment and lending receivables	9,866	9,866	12,197	11,188
Consumer automobile finance receivables	29,557	14,833	33,888	17,320
Commercial automobile finance receivables	19,606	19,606	20,355	14,881
Investment in operating leases, net	6,058	1,691	4,555	431
Mortgage servicing rights	—	—	1,920	1,286
Other assets	999	272	3,973	1,816
Total assets restricted as collateral (b)	$67,997	$48,179	$78,500	$47,702
Secured debt (c)	$45,111	$29,162	$52,965	$25,533

(a)	Ally Bank is a component of the total column.

(b)
Ally Bank has an advance agreement with the Federal Home Loan Bank of Pittsburgh (FHLB) and had assets pledged to secure borrowings that were restricted as collateral to the FHLB totaling $12.6 billion and $10.9 billion at December 31, 2012, and 2011, respectively. These assets were composed primarily of consumer and commercial mortgage finance receivables and loans, net. Ally Bank has access to the Federal Reserve Bank Discount Window. Ally Bank had assets pledged and restricted as collateral to the Federal Reserve Bank totaling $1.9 billion and $4.3 billion at December 31, 2012, and 2011, respectively. These assets were composed of consumer mortgage finance receivables and loans, net; consumer automobile finance receivables and loans, net; and investment securities. Availability under these programs is only for the operations of Ally Bank and cannot be used to fund the operations or liabilities of Ally or its subsidiaries.

(c)	Includes $4.2 billion and $3.2 billion of short-term borrowings at December 31, 2012, and 2011, respectively.
Trust Preferred Securities
On December 30, 2009, we entered into a Securities Purchase and Exchange Agreement with U.S. Department of Treasury (Treasury) and GMAC Capital Trust I, a Delaware statutory trust (the Trust), which is a finance subsidiary that is wholly owned by Ally. As part of the agreement, the Trust sold to Treasury 2,540,000 trust preferred securities (TRUPS) issued by the Trust with an aggregate liquidation preference of $2.5 billion. Additionally, we issued and sold to Treasury a ten-year warrant to purchase up to 127,000 additional TRUPS with an aggregate liquidation preference of $127 million, at an initial exercise price of $0.01 per security, which Treasury immediately exercised in full.
On March 1, 2011, the Declaration of Trust and certain other documents related to the TRUPS were amended and all the outstanding TRUPS held by Treasury were designated 8.125% Fixed Rate / Floating Rate Trust Preferred Securities, Series (Series 2 TRUPS). On March 7, 2011, Treasury sold 100% of the Series 2 TRUPS in an offering registered with the SEC. Ally did not receive any proceeds from the sale.
Each Series 2 TRUPS security has a liquidation amount of $25. Distributions are cumulative and are payable until redemption at the applicable coupon rate. Distributions are payable at an annual rate of 8.125% payable quarterly in arrears, beginning August 15, 2011, to but excluding February 15, 2016. From and including February 15, 2016, to but excluding February 15, 2040, distributions will be payable at an annual rate equal to three-month London interbank offer rate plus 5.785% payable quarterly in arrears, beginning May 15, 2016. Ally has the right to defer payments of interest for a period not exceeding 20 consecutive quarters. The Series 2 TRUPS have no stated maturity date, but must be redeemed upon the redemption or maturity of the related debentures (Debentures), which mature on February 15, 2040. The Series 2 TRUPS are generally nonvoting, other than with respect to certain limited matters. During any period in which any Series 2 TRUPS remain outstanding but in which distributions on the Series 2 TRUPS have not been fully paid, none of Ally or its subsidiaries will be permitted to (i) declare or pay dividends on, make any distributions with respect to, or redeem, purchase, acquire or otherwise make a liquidation payment with respect to, any of Ally’s capital stock or make any guarantee payment with respect thereto; or (ii) make any payments of principal, interest, or premium on, or repay, repurchase or redeem, any debt securities or guarantees that rank on a parity with or junior in interest to the Debentures with certain specified exceptions in each case.
Covenants and Other Requirements
In secured funding transactions, there are trigger events that could cause the debt to be prepaid at an accelerated rate or could cause our usage of the credit facility to be discontinued. The triggers are generally based on the financial health and performance of the servicer as well as performance criteria for the pool of receivables, such as delinquency ratios, loss ratios, commercial payment rates. During 2012, there were no trigger events that resulted in the repayment of debt at an accelerated rate or impacted the usage of our credit facilities.
When we issue debt securities in private offerings, we may be subject to registration rights agreements. Under these agreements, we generally agree to use reasonable efforts to cause the consummation of a registered exchange offer or to file a shelf registration statement within a prescribed period. In the event that we fail to meet these obligations, we may be required to pay additional penalty interest with respect to the covered debt during the period in which we fail to meet our contractual obligations.
Funding Facilities
We utilize both committed and uncommitted credit facilities. The financial institutions providing the uncommitted facilities are not contractually obligated to advance funds under them. The amounts outstanding under our various funding facilities are included on our Consolidated Balance Sheet.
As of December 31, 2012, Ally Bank had exclusive access to $8.5 billion of funding capacity from committed credit facilities. Ally Bank also has access to a $4.1 billion committed facility that is shared with the parent company. Funding programs supported by the Federal Reserve and the FHLB, together with repurchase agreements, complement Ally Bank’s private committed facilities.
The total capacity in our committed funding facilities is provided by banks and other financial institutions through private transactions. The committed secured funding facilities can be revolving in nature and allow for additional funding during the commitment period, or they can be amortizing and do not allow for any further funding after the closing date. At December 31, 2012, $34.3 billion of our $43.0 billion of committed capacity was revolving. Our revolving facilities generally have an original tenor ranging from 364 days to two years. As of December 31, 2012, we had $13.9 billion of committed funding capacity from revolving facilities with a remaining tenor greater than 364 days.
Committed Funding Facilities

	Outstanding		Unused capacity (a)		Total capacity
December 31, ($ in billions)	2012	2011	2012	2011	2012	2011
Bank funding
Secured - U.S.	$3.8	$5.8	$4.7	$3.7	$8.5	$9.5
Nonbank funding
Unsecured
Automotive Finance — U.S.	—	—	—	0.5	—	0.5
Automotive Finance — International	0.1	0.3	—	—	0.1	0.3
Secured
Automotive Finance — U.S. (b) (c)	12.9	4.2	5.4	10.2	18.3	14.4
Automotive Finance — International (b)	9.6	10.1	2.4	3.0	12.0	13.1
Mortgage operations	—	0.7	—	0.5	—	1.2
Total nonbank funding	22.6	15.3	7.8	14.2	30.4	29.5
Shared capacity (d)
U.S.	1.0	1.5	3.0	2.5	4.0	4.0
International	0.1	0.1	—	—	0.1	0.1
Total committed facilities	$27.5	$22.7	$15.5	$20.4	$43.0	$43.1

(a)
Funding from committed secured facilities is available on request in the event excess collateral resides in certain facilities or is available to the extent incremental collateral is available and contributed to the facilities.

(b)
Total unused capacity includes $2.2 billion as of December 31, 2012, and $4.9 billion as of December 31, 2011, from certain committed funding arrangements that are generally reliant upon the origination of future automotive receivables and that are available in 2013.

(c)	Includes the secured facilities of our Commercial Finance Group.

(d)	Funding is generally available for assets originated by Ally Bank or the parent company, Ally Financial Inc.
Uncommitted Funding Facilities

	Outstanding		Unused capacity		Total capacity
December 31, ($ in billions)	2012	2011	2012	2011	2012	2011
Bank funding
Secured — U.S.
Federal Reserve funding programs	$—	$—	$1.8	$3.2	$1.8	$3.2
FHLB advances	4.8	5.4	0.4	—	5.2	5.4
Total bank funding	4.8	5.4	2.2	3.2	7.0	8.6
Nonbank funding
Unsecured
Automotive Finance — International	2.1	1.9	0.4	0.5	2.5	2.4
Secured
Automotive Finance — International	0.1	0.1	0.1	0.1	0.2	0.2
Mortgage operations	—	—	—	0.1	—	0.1
Total nonbank funding	2.2	2.0	0.5	0.7	2.7	2.7
Total uncommitted facilities	$7.0	$7.4	$2.7	$3.9	$9.7	$11.3

Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2012
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
Accrued Expenses and Other Liabilities
The components of accrued expenses and other liabilities were as follows.

December 31, ($ in millions)	2012	2011
Fair value of derivative contracts in payable position	$2,468	$5,367
Collateral received from counterparties	941	1,410
Accrual related to ResCap Bankruptcy and deconsolidation (a)	750	—
Accounts payable	565	1,178
Employee compensation and benefits	494	649
Reserves for insurance losses and loss adjustment expenses	341	580
Reserve for mortgage representation and warranty obligation	105	825
Deferred revenue	97	86
Non-income tax payable	15	296
Deferred income tax liability	6	111
GM payable, net	1	228
Current income tax payable	1	200
Loan repurchases liabilities	—	2,387
Other liabilities	801	1,347
Total accrued expenses and other liabilities	$6,585	$14,664

(a)	Refer to Note 1 for more information regarding the Debtors' bankruptcy, deconsolidation, and this accrual.

Equity	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Equity Note [Text Block]
Equity
Common Stock
Our common stock has a par value of $0.01 and there are 2,021,384 shares authorized for issuance. Our common stock is not registered with the Securities and Exchange Commission, and there is no established trading market for the shares. Treasury holds 73.78% of Ally common stock. The following table presents changes in the number of shares issued and outstanding.

(in shares)	2012	2011	2010
Common stock
January 1,	1,330,970	1,330,970	799,120
New issuances
Conversion of Series F-2 Preferred Stock (a)	—	—	531,850
December 31,	1,330,970	1,330,970	1,330,970

(a)	On December 30, 2010, 110,000,000 shares of Series F-2 Preferred Stock owned by Treasury were converted into 531,850 shares of Ally common stock.
Preferred Stock
Series F-2 Mandatorily Convertible Preferred Stock held by U.S. Department of Treasury
On December 30, 2009, Ally entered into a Securities Purchase and Exchange Agreement (the Purchase Agreement) with Treasury, pursuant to which a series of transactions occurred resulting in Treasury acquiring 228,750,000 shares of Ally's newly issued Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F-2 (the New MCP), with a total liquidation preference of $11.4 billion. On December 30, 2010, Treasury converted 110,000,000 shares of the New MCP into 531,850 shares of Ally common stock. The conversion occurred at an agreed upon rate that exceeded the initial conversion rate as defined in Exhibit H to the Ally Certificate of Incorporation. The fair value of the additional shares was approximately $586 million and represented an inducement. The fair value of the additional common shares issued to Treasury was determined using a combination of valuation techniques consistent with the market approach (Level 3 fair value inputs). The market approach we used to estimate the fair value of our common stock incorporated a combination of the tangible equity and earnings multiples from comparable publicly traded companies deemed similar to Ally (and its operating segments) and by observing comparable transactions in the marketplace. We also considered the implied valuation of our common stock based on the December 30, 2010, conversion with Treasury.
In connection with the conversion, the New MCP Certificate of Designation was amended to require us to deliver additional shares to the New MCP holders upon occurrence of certain specified events. The fair value associated with this provision was $30 million and was reflected in the New MCP balance at December 31, 2010. The fair value of the provision was determined utilizing an option pricing model using inputs and assumptions that management believes a willing market participant would use in estimating fair value (a Level 3 fair value input).
As a result, Treasury now holds 118,750,000 shares of the New MCP, with a total liquidation preference of $5.9 billion. Dividends of the New MCP accrue at 9% per annum. Dividends are payable quarterly, in arrears, only if and when declared by Ally's Board of Directors. The New MCP generally is nonvoting, other than class-voting on certain matters under certain circumstances, including generally, the authorization of senior capital stock, the adverse amendment of the New MCP, and any exchange or reclassification involving the New MCP or merger or consolidation of Ally. Upon conversion of the New MCP into Ally common stock, the holder would have the voting rights associated with the common stock.
The shares of the New MCP are convertible into common stock at the applicable conversion rate (as provided in the Certificate of Designation) either: (i) at Ally's option, at any time or from time to time, with the prior approval of the Federal Reserve provided that Ally is not permitted to convert any shares of the New MCP held by Treasury except (a) with the prior written consent of Treasury (which consent may be granted in the sole discretion of Treasury with respect to each conversion considering such factors as it deems appropriate at such time, which may include seeking to condition the terms on which it may provide such consent, which may include seeking an alteration of the conversion rate) or (b) pursuant to an order of the Federal Reserve compelling such a conversion; or (ii) at the option of the holder, upon the occurrence of certain specified transactions. All shares of the New MCP that remain outstanding on December 30, 2016, will automatically convert into common stock at a conversion rate of 0.00432 common shares per share of the New MCP. Under any conversion of the New MCP, settlement will always occur by issuance of our common stock.
Subject to the approval of the Federal Reserve and the restrictions imposed by the terms of our other preferred stock, we may opt to redeem, in whole or in part, from time to time, the New MCP then outstanding at any time. The New MCP may be redeemed at the greater of the liquidation preference, plus any accrued and unpaid dividends or the as-converted value, as defined in the Certificate of Designation.
Subject to certain exceptions, for so long as any shares of the New MCP are outstanding and owned by Treasury, Ally is generally prohibited from paying certain dividends or distributions on, or redeeming, repurchasing, or acquiring its capital stock or other equity securities without the consent of Treasury. Additionally, Ally is generally prohibited from making any dividends or distributions on, or redeeming, repurchasing, or acquiring its capital stock or other equity securities unless all accrued and unpaid dividends for all past dividend periods on the New MCP are fully paid.
Series A Preferred Stock
On March 1, 2011, pursuant to a registration rights agreement between Ally and GM, GM notified Ally of its intent to sell shares of Ally's existing Fixed Rate Perpetual Preferred Stock, Series A (Existing Series A Preferred Stock), held by a subsidiary of GM. On March 25, 2011, Ally filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the Amendment) with the Secretary of State of the State of Delaware. Pursuant to the Amendment, Ally's Certificate of Incorporation, which included the terms of the Existing Series A Preferred Stock, was amended to modify certain terms of the Existing Series A Preferred Stock. As part of the Amendment, the Existing Series A Preferred Stock was redesignated as Ally's Fixed Rate / Floating Rate Perpetual Preferred Stock, Series A (the Amended Series A Preferred Stock) and the liquidation amount was reduced from $1,000 per share to $25 per share. The Amendment, and a corresponding amendment to Ally's bylaws, also increased the authorized number of shares of Amended Series A Preferred Stock to 160,870,560 shares, which was adjusted to account for the decreased liquidation amount per share. The total number of shares outstanding following the Amendment is 40,870,560 shares.
Immediately following the Amendment, the subsidiary of GM that held all of the outstanding Amended Series A Preferred Stock sold 100% of such stock in an offering registered with the SEC. Ally did not receive any proceeds from the sale.
Holders of the Amended Series A Preferred Stock are entitled to receive, when, and if declared by Ally, noncumulative cash dividends. Beginning March 25, 2011, to but excluding May 15, 2016, dividends accrue at a fixed rate of 8.5% per annum. Beginning on May 15, 2016, dividends will accrue at a rate equal to three-month London interbank offer rate (LIBOR) plus 6.243%, commencing on August 15, 2016, in each case on the 15th day of February, May, August, and November. Dividends will be payable to holders of record at the close of business on the preceding February 1, May 1, August 1, or November 1, as the case may be, or on such other date, not more than seventy calendar days prior to the dividend payment date, as will be fixed by the Ally Board of Directors. In the event that dividends with respect to a dividend period have not been paid in full on the dividend payment date, we will be prohibited, subject to certain specified exceptions, from (i) redeeming, purchasing or otherwise acquiring, any stock that ranks on a parity basis with, or junior in interest to, the Amended Series A Preferred Stock; (ii) paying any dividends or making any distributions with respect to any stock that ranks junior in interest to the Amended Series A Preferred Stock, until such time as Ally has paid the dividends payable on shares of the Amended Series A Preferred Stock with respect to a subsequent dividend period; and (iii) declaring or paying any dividend on any stock ranking on a parity basis with the Amended Series A Preferred Stock, subject to certain exceptions.
The holders of the Amended Series A Preferred Stock do not have voting rights other than those set forth in the certificate of designations for the Amended Series A Preferred Stock included in Ally's Certificate of Incorporation. Ally may not redeem the Amended Series A Preferred Stock before May 15, 2016, and after such time the Amended Series A Preferred Stock may be redeemed in certain circumstances. In the event of any liquidation, dissolution or winding up of the affairs of Ally, holders of the Amended Series A Preferred Stock will be entitled to receive the liquidation amount per share of Amended Series A Preferred Stock and an amount equal to all declared, but unpaid dividends declared prior to the date of payment out of assets available for distribution, before any distribution is made for holders of stock that ranks junior in interest to the Amended Series A Preferred Stock, subject to the rights of Ally's creditors.
The changes to the terms of the Existing Series A Preferred Stock pursuant to the terms of the Amendment were deemed substantive, and as a result, the transaction was accounted for as a redemption of the Existing Series A Preferred Stock and the issuance of the Amended Series A Preferred Stock. The Existing Series A Preferred Stock was removed at its carrying value, the Amended Series A Preferred Stock was recognized at its fair value, and the difference of $32 million was recorded as an increase to retained earnings, which impacted the income available to common stockholders used for the earnings per common share calculation.
Series G Preferred Stock
Effective June 30, 2009, we converted (the Conversion) from a Delaware limited liability company into a Delaware corporation in accordance with applicable law. In connection with the Conversion, the 7% Cumulative Perpetual Preferred Stock (the Blocker Preferred) of Preferred Blocker Inc. (PBI), a wholly owned subsidiary, was required to be converted into or exchanged for preferred stock. For this purpose, we had previously authorized for issuance its 7% Fixed Rate Cumulative Perpetual Preferred Stock, Series G (the Series G Preferred Stock). Pursuant to the terms of a Certificate of Merger, effective October 15, 2009, PBI merged with and into Ally with Ally continuing as the surviving entity. At that time, each share of the Blocker Preferred issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive an equal number of newly issued shares of Series G Preferred Stock. In the aggregate, 2,576,601 shares of Series G Preferred Stock were issued to holders of the Blocker Preferred in connection with the merger. The Series G Preferred Stock ranks equally in right of payment with each of our outstanding series of preferred stock in accordance with the terms thereof.
The Series G Preferred Stock accrues dividends at a rate of 7% per annum. Dividends are payable quarterly, in arrears, only if and when declared by Ally's Board of Directors. Subject to any other restrictions contained in the terms of any other series of stock or other agreements that Ally is or may become subject to, at Ally's option and subject to Ally having obtained any required regulatory approvals, Ally may, subject to certain conditions, redeem the Series G Preferred Stock, in whole or in part, at any time or from time to time, upon proper notice given, at a redemption price equal to the liquidation amount plus the amount of any accrued and unpaid dividends thereon through the date of redemption. The Series G Preferred Stock generally is nonvoting other than class-voting on certain matters under certain circumstances including generally, the authorization of senior capital stock or amendments that adversely impact the Series G Preferred Stock. Ally is generally prohibited from making any Restricted Payments on or prior to January 1, 2014, and may only make Restricted Payments after January 1, 2014, if certain conditions are satisfied. For this purpose, Restricted Payments include, subject to certain exceptions, any dividend payment or distribution of assets on any common stock or any redemption, purchase, or other acquisition of any shares of common stock.
The following table summarizes information about our Series F-2, Series A, and Series G preferred stock.

December 31,	2012	2011
Mandatorily convertible preferred stock held by U.S. Department of Treasury
Series F-2 preferred stock (a)
Carrying value ($ in millions)	$5,685	$5,685
Par value (per share)	0.01	0.01
Liquidation preference (per share)	50	50
Number of shares authorized	228,750,000	228,750,000
Number of shares issued and outstanding	118,750,000	118,750,000
Dividend/coupon	9%	9%
Redemption/call feature	Perpetual (b)	Perpetual (b)
Preferred stock
Series A preferred stock
Carrying value ($ in millions)	$1,021	$1,021
Par value (per share)	0.01	0.01
Liquidation preference (per share)	25	25
Number of shares authorized	160,870,560	160,870,560
Number of shares issued and outstanding	40,870,560	40,870,560
Dividend/coupon
Prior to May 15, 2016	8.5%	8.5%
On and after May 15, 2016	three month LIBOR + 6.243%	three month LIBOR + 6.243%
Redemption/call feature	Perpetual (c)	Perpetual (c)
Series G preferred stock (d)
Carrying value ($ in millions)	$234	$234
Par value (per share)	0.01	0.01
Liquidation preference (per share)	1,000	1,000
Number of shares authorized	2,576,601	2,576,601
Number of shares issued and outstanding	2,576,601	2,576,601
Dividend/coupon	7%	7%
Redemption/call feature	Perpetual (e)	Perpetual (e)

(a)	Mandatorily convertible to common equity on December 30, 2016.

(b)	Convertible prior to mandatory conversion date with consent of Treasury.

(c)	Nonredeemable prior to May 15, 2016.

(d)
Pursuant to a registration rights agreement, we are required to maintain an effective shelf registration statement. In the event we fail to meet this obligation, we may be required to pay additional interest to the holders of the Series G Preferred Stock.

(e)	Redeemable beginning at December 31, 2011.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss) Note [Text Block]
Accumulated Other Comprehensive Income (Loss)
The following table presents changes, net of tax, in each component of accumulated other comprehensive income (loss).

($ in millions)	Unrealized gains (losses) on investment securities (a)	Translation adjustments and net investment hedges	Cash flow hedges	Defined benefit pension plans	Accumulated other comprehensive income (loss)
Balance at January 1, 2010	$151	$433	$(27)	$(97)	$460
2010 net change	(177)	(17)	33	(40)	(201)
Balance at December 31, 2010	(26)	416	6	(137)	259
2011 net change	(88)	(64)	—	(20)	(172)
Balance at December 31, 2011	(114)	352	6	(157)	87
2012 net change	190	16	(4)	22	224
Balance at December 31, 2012	$76	$368	$2	$(135)	$311

(a)	Represents the after-tax difference between the fair value and amortized cost of our available-for-sale securities portfolio.
The following table presents the before- and after-tax changes in each component of accumulated other comprehensive income (loss).

December 31, ($ in millions)	Before Tax	Tax Effect	After Tax
2012
Unrealized gains (losses) on investment securities
Net unrealized gains arising during the period	$377	$(46)	$331
Less: Net realized gains reclassified to net income (a)	174	(33)	141
Net change	203	(13)	190
Translation adjustments and net investment hedges
Translation adjustments	182	2	184
Hedges	(270)	102	(168)
Net change	(88)	104	16
Cash flow hedges
Net unrealized losses arising during the period	(7)	3	(4)
Defined benefit pension plans
Net losses, prior service costs, and transition obligation arising during the period	(55)	19	(36)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	(95)	37	(58)
Net change	40	(18)	22
Other comprehensive income	$148	$76	$224
2011
Unrealized gains (losses) on investment securities
Net unrealized gains arising during the period	$213	$(17)	$196
Less: Net realized gains reclassified to net income (b)	296	(12)	284
Net change	(83)	(5)	(88)
Translation adjustments and net investment hedges
Translation adjustments	(238)	1	(237)
Hedges	173	—	173
Net change	(65)	1	(64)
Defined benefit pension plans
Net losses, prior service costs, and transition obligation arising during the period	(25)	(2)	(27)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	(12)	5	(7)
Net change	(13)	(7)	(20)
Other comprehensive loss	$(161)	$(11)	$(172)
2010
Unrealized gains on investment securities
Net unrealized gains arising during the period	$317	$3	$320
Less: Net realized gains reclassified to net income	506	(9)	497
Net change	(189)	12	(177)
Translation adjustments and net investment hedges
Translation adjustments	178	(13)	165
Hedges	(182)	—	(182)
Net change	(4)	(13)	(17)
Cash flow hedges
Net unrealized gains arising during the period	35	(2)	33
Defined benefit pension plans
Net losses, prior service costs, and transition obligation arising during the period	(45)	(14)	(59)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	(14)	(5)	(19)
Net change	(31)	(9)	(40)
Other comprehensive loss	$(189)	$(12)	$(201)

(a)	Includes gains of $28 million at December 31, 2012, classified as income (loss) from discontinued operations, net of tax, in our Consolidated Statement of Income.

(b)	Includes gains of $2 million at December 31, 2011, classified as income (loss) from discontinued operations, net of tax, in our Consolidated Statement of Income.

Earnings Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Earnings per Common Share
The following table presents the calculation of basic and diluted earnings per common share.

Year ended December 31, ($ in millions except per share data)	2012	2011	2010
Net income (loss) from continuing operations	$1,370	$(219)	$(334)
Preferred stock dividends — U.S. Department of Treasury	(535)	(534)	(963)
Preferred stock dividends	(267)	(260)	(282)
Impact of preferred stock conversion or amendment (a)	—	32	(616)
Net income (loss) from continuing operations attributable to common shareholders (b)	568	(981)	(2,195)
(Loss) income from discontinued operations, net of tax	(174)	62	1,363
Net income (loss) attributable to common shareholders	$394	$(919)	$(832)
Basic weighted-average common shares outstanding	1,330,970	1,330,970	800,597
Diluted weighted-average common shares outstanding (b)	1,330,970	1,330,970	800,597
Basic earnings per common share
Net income (loss) from continuing operations	$427	$(738)	$(2,742)
(Loss) income from discontinued operations, net of tax	(131)	47	1,703
Net income (loss)	$296	$(691)	$(1,039)
Diluted earnings per common share (b)
Net income (loss) from continuing operations	$427	$(738)	$(2,742)
(Loss) income from discontinued operations, net of tax	(131)	47	1,703
Net income (loss)	$296	$(691)	$(1,039)

(a)	Refer to Note 18 for further detail.

(b)
Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2011 and 2010, respectively, net income (loss) from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the years ended December 31, 2012, 2011, and 2010, respectively, as the effects would be antidilutive for those periods. As such, 574 thousand of potential common shares were excluded from the diluted earnings per share calculation for the years ended December 31, 2012 and 2011, respectively, and 987 thousand of potential common shares were excluded from the diluted earnings per share calculation for the year ended December 31, 2010.

Regulatory Capital	12 Months Ended
Dec. 31, 2012
Regulatory Capital Requirements [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]
Regulatory Capital and Other Regulatory Matters
As a bank holding company, we and our wholly owned state-chartered banking subsidiary, Ally Bank, are subject to risk-based capital and leverage guidelines issued by federal and state banking regulators that require that our capital-to-assets ratios meet certain minimum standards. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary action by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements or the results of operations and financial condition of Ally and Ally Bank. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of our assets and certain off-balance sheet items. Our capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk-weightings, and other factors.
The risk-based capital ratios are determined by allocating assets and specified off-balance sheet financial instruments into several broad risk categories with higher levels of capital being required for the categories that present greater risk. Under the guidelines, total capital is divided into two tiers: Tier 1 capital and Tier 2 capital. Tier 1 capital generally consists of common equity, minority interests, qualifying noncumulative preferred stock, and the fixed rate cumulative preferred stock sold to Treasury under the Troubled Asset Relief Program (TARP), less goodwill and other adjustments. Tier 2 capital generally consists of perpetual preferred stock not qualifying as Tier 1 capital, limited amounts of subordinated debt and the allowance for loan losses, and other adjustments. The amount of Tier 2 capital may not exceed the amount of Tier 1 capital.
Total risk-based capital is the sum of Tier 1 and Tier 2 capital. Under the guidelines, banking organizations are required to maintain a minimum Total risk-based capital ratio (Total capital to risk-weighted assets) of 8% and a Tier 1 risk-based capital ratio (Tier 1 capital to risk-weighted assets) of 4%.
The federal banking regulators also have established minimum leverage ratio guidelines. The leverage ratio is defined as Tier 1 capital divided by adjusted quarterly average total assets (which reflect adjustments for disallowed goodwill and certain intangible assets). The minimum Tier 1 leverage ratio is 3% or 4% depending on factors specified in the regulations.
A banking institution meets the regulatory definition of “well-capitalized” when its Total risk-based capital ratio equals or exceeds 10% and its Tier 1 risk-based capital ratio equals or exceeds 6%; and for insured depository institutions, when its leverage ratio equals or exceeds 5%, unless subject to a regulatory directive to maintain higher capital levels.
The banking regulators have also developed a measure of capital called “Tier 1 common” defined as Tier 1 capital less noncommon elements, including qualifying perpetual preferred stock, minority interest in subsidiaries, trust preferred securities, and mandatory convertible preferred securities. Tier 1 common is used by banking regulators, investors and analysts to assess and compare the quality and composition of Ally's capital with the capital of other financial services companies. Also, bank holding companies with assets of $50 billion or more, such as Ally, must develop and maintain a capital plan annually, and among other elements, the capital plan must include a discussion of how we will maintain a pro forma Tier 1 common ratio (Tier 1 common to risk-weighted assets) above 5% under expected conditions and certain stressed scenarios.
On October 29, 2010, Ally, IB Finance Holding Company, LLC, Ally Bank, and the FDIC entered into a Capital and Liquidity Maintenance Agreement (CLMA). The CLMA requires capital at Ally Bank to be maintained at a level such that Ally Bank's leverage ratio is at least 15%. For this purpose, the leverage ratio is determined in accordance with the FDIC's regulations related to capital maintenance.
The following table summarizes our capital ratios.

	2012		2011		Required minimum		Well-capitalized minimum
December 31, ($ in millions)	Amount	Ratio	Amount	Ratio
Risk-based capital
Tier 1 (to risk-weighted assets)
Ally Financial Inc.	$20,232	13.13%	$21,067	13.65%	4.00%		6.00%
Ally Bank	14,136	16.26	12,953	17.42	4.00		6.00
Total (to risk-weighted assets)
Ally Financial Inc.	$21,669	14.07%	$22,664	14.69%	8.00%		10.00%
Ally Bank	14,827	17.06	13,675	18.40	8.00		10.00
Tier 1 leverage (to adjusted quarterly average assets) (a)
Ally Financial Inc.	$20,232	11.16%	$21,067	11.45%	3.00–4.00%		(b)
Ally Bank	14,136	15.30	12,953	15.50	15.00	(c)	5.00%
Tier 1 common (to risk-weighted assets)
Ally Financial Inc.	$10,749	6.98%	$11,585	7.51%	n/a		n/a
Ally Bank	n/a	n/a	n/a	n/a	n/a		n/a
n/a = not applicable

(a)	Federal regulatory reporting guidelines require the calculation of adjusted quarterly average assets using a daily average methodology.

(b)	There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(c)	Ally Bank, in accordance with the CLMA, is required to maintain a Tier 1 leverage ratio of at least 15%.
At December 31, 2012, Ally and Ally Bank were “well-capitalized” and met all capital requirements to which each was subject.
Basel Capital Accord and Other Regulatory Matters
In June 2012, the U.S. federal banking agencies released three notices of proposed rulemaking (NPRs) and a Market Risk Final Rule (effective January 1, 2013). The three NPRs represent substantial revisions to the regulatory capital rules for banking organizations. If adopted, as proposed, these NPRs would incorporate the international Basel III capital framework, as well as implement certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act). On August 8, 2012, the federal banking agencies extended the public comment period on the NPRs to October 22, 2012.
Highlights of the NPRs include a revised definition of capital in order to implement the Basel III reforms as well as higher minimum capital ratios that will apply to most banking organizations and would be phased in between 2013 and 2019 consistent with the Basel Committee's international implementation time line. The NPRs remove the use of credit ratings from both the standardized and advanced approaches, as required by the Dodd-Frank Act. In addition, the standards in the existing Basel I risk-based capital rules, which the NPRs refer to as the “general risk-based capital requirements,” would be revised, effective January 1, 2015, to include a more risk-sensitive risk-weighting approach. On November 9, 2012, the federal banking agencies announced that the Basel III proposals would not become effective on January 31, 2013.
The Market Risk Final Rule, which amends the calculation of market risk capital, only applies to banking organizations with significant trading assets and liabilities. We do not currently meet the minimum requirements for application of the Market Risk Rule; accordingly, this rule is not currently applicable to us.
Compliance with evolving capital requirements is a strategic priority for Ally. We expect to be in compliance with all applicable requirements within the established timeframes.
International Banks, Finance Companies, and Other Foreign Operations
Certain of our foreign subsidiaries operate in local markets as either banks or regulated finance companies and are subject to regulatory restrictions. These regulatory restrictions, among other things, require that our subsidiaries meet certain minimum capital requirements and may restrict dividend distributions and ownership of certain assets. Total assets of our regulated international banks and finance companies were approximately $15.3 billion and $13.6 billion at December 31, 2012 and 2011, respectively. In addition, the Bank Holding Company Act of 1956 imposes restrictions on Ally's ability to invest equity abroad without FRB approval. Many of our other operations are also heavily regulated in many jurisdictions outside the United States.
Depository Institutions
Ally Bank is a state nonmember bank, chartered by the State of Utah, and subject to the supervision of the FDIC and the Utah Department of Financial Institutions. Ally Bank's deposits are insured by the FDIC, and Ally Bank is required to file periodic reports with the FDIC concerning its financial condition. Total assets of Ally Bank were $94.8 billion and $85.3 billion at December 31, 2012 and 2011, respectively. Ally Bank is subject to Utah law (and, in certain instances, federal law) that places restrictions and limitations on the amount of dividends or other distributions. Ally Bank did not make any dividend or other distributions to Ally in 2012 or 2011.
The FRB requires banks to maintain minimum average reserve balances. The amount of the required reserve balance for Ally Bank was $214 million and $205 million at December 31, 2012 and 2011, respectively.
U.S. Mortgage Business
Our U.S. mortgage business is subject to extensive federal, state, and local laws, rules, and regulations, in addition to judicial and administrative decisions that impose requirements and restrictions on this business. As a Federal Housing Administration-approved lender, certain of our U.S. mortgage subsidiaries are required to submit audited financial statements to the Department of Housing and Urban Development on an annual basis. The U.S. mortgage business is also subject to examination by the Federal Housing Commissioner to assure compliance with Federal Housing Administration regulations, policies, and procedures. The federal, state, and local laws, rules, and regulations to which our U.S. mortgage business is subject, among other things, impose licensing obligations and financial requirements; limit the interest rates, finance charges, and other fees that can be charged; regulate the use of credit reports and the reporting of credit information; impose underwriting requirements; regulate marketing techniques and practices; require the safeguarding of nonpublic information about customers; and regulate servicing practices, including the assessment, collection, foreclosure, claims handling, and investment and interest payments on escrow accounts.
Certain of our mortgage subsidiaries are required to satisfy regulatory net worth requirements. Failure to meet minimum capital requirements can initiate certain mandatory actions by federal, state, and foreign agencies that could have a material effect on our results of operations and financial condition. These entities were in compliance with these requirements at December 31, 2012.
Insurance Companies
Our Insurance operations are subject to certain minimum aggregate capital requirements, net asset and dividend restrictions under applicable state and foreign insurance law, and the rules and regulations promulgated by various U.S. and foreign regulatory agencies. Under various state and foreign insurance regulations, dividend distributions may be made only from statutory unassigned surplus, with approvals required from the regulatory authorities for dividends in excess of certain statutory limitations. At December 31, 2012, the maximum dividend that could be paid by the U.S. insurance subsidiaries over the next twelve months without prior statutory approval was $118 million.

Derivative Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
Derivative Instruments and Hedging Activities
We enter into interest rate and foreign-currency swaps, futures, forwards, options, and swaptions in connection with our market risk management activities. Derivative instruments are used to manage interest rate risk relating to specific groups of assets and liabilities, including investment securities, MSRs, and debt. In addition, we use foreign exchange contracts to mitigate foreign-currency risk associated with foreign-currency-denominated investment securities, foreign-currency-denominated debt, foreign exchange transactions, and our net investment in foreign subsidiaries. Our primary objective for utilizing derivative financial instruments is to manage market risk volatility associated with interest rate and foreign-currency risks related to the assets and liabilities.
Interest Rate Risk
We execute interest rate swaps to modify our exposure to interest rate risk by converting certain fixed-rate instruments to a variable-rate and certain variable-rate instruments to a fixed rate. We monitor our mix of fixed- and variable-rate debt in relation to the rate profile of our assets. When it is cost-effective to do so, we may enter into interest rate swaps to achieve our desired mix of fixed- and variable-rate debt. Derivatives qualifying for hedge accounting consist of fixed-rate debt obligations in which receive-fixed swaps are designated as hedges of specific fixed-rate debt obligations. Other derivatives qualifying for hedge accounting consist of an existing variable-rate liability in which pay-fixed swaps are designated as hedges of the expected future cash flows in the form of interest payments on the outstanding borrowing associated with Ally Bank's secured floating-rate credit facility.
We enter into economic hedges to mitigate exposure for the following categories.

•
MSRs — Our MSRs are generally subject to loss in value when mortgage rates decline. Declining mortgage rates generally result in an increase in refinancing activity that increases prepayments and results in a decline in the value of MSRs. To mitigate the impact of this risk, we maintain a portfolio of financial instruments, primarily derivative instruments that increase in value when interest rates decline. The primary objective is to minimize the overall risk of loss in the value of MSRs due to the change in fair value caused by interest rate changes.

We may use a multitude of derivative instruments to manage the interest rate risk related to MSRs. They include, but are not limited to, interest rate futures contracts, call or put options on U.S. Treasuries, swaptions, forward sales of MBS, futures, interest rate swaps, interest rate floors, and interest rate caps. We monitor and actively manage our risk on a daily basis.

•
Mortgage loan commitments and mortgage and automobile loans held-for-sale — We are exposed to interest rate risk from the time an interest rate lock commitment (IRLC) is made until the time the mortgage loan is sold. Changes in interest rates impact the market price for our loans; as market interest rates decline, the value of existing IRLCs and loans held-for-sale increase and vice versa. Our primary objective in risk management activities related to IRLCs and mortgage loans held-for-sale is to eliminate or greatly reduce any interest rate risk associated with these items.

The primary derivative instrument we use to accomplish the risk management objective for mortgage loans and IRLCs is forward sales of MBS, primarily Fannie Mae or Freddie Mac to-be-announced securities. These instruments typically are entered into at the time the IRLC is made. The value of the forward sales contracts moves in the opposite direction of the value of our IRLCs and mortgage loans held-for-sale. We also use other derivatives, such as interest rate swaps, options, and futures, to economically hedge automobile loans held-for-sale and certain portions of the mortgage portfolio. Nonderivative instruments, such as short positions of U.S. Treasuries, may also be periodically used to economically hedge the mortgage portfolio.

•
Debt — With the exception of a portion of our fixed-rate debt and a portion of our outstanding floating-rate borrowing associated with Ally Bank's secured floating-rate credit facility, we do not apply hedge accounting to our derivative portfolio held to mitigate interest rate risk associated with our debt portfolio. Typically, the significant terms of the interest rate swaps match the significant terms of the underlying debt resulting in an effective conversion of the rate of the related debt.

•
Other — We enter into futures, options, and swaptions to economically hedge our net fixed versus variable interest rate exposure. We also enter into equity options to economically hedge our exposure to the equity markets.

Foreign Currency Risk
We enter into derivative financial instrument contracts to mitigate the risk associated with variability in cash flows related to foreign-currency financial instruments. Currency forwards are used to economically hedge foreign exchange exposure on foreign-currency-denominated debt by converting the funding currency to the same currency of the assets being financed. Similar to our interest rate derivatives, the derivatives are generally entered into or traded concurrent with the debt issuance with the terms of the derivative matching the terms of the underlying debt.
Our foreign subsidiaries maintain both assets and liabilities in local currencies; these local currencies are generally the subsidiaries' functional currencies for accounting purposes. Foreign-currency exchange-rate gains and losses arise when the assets or liabilities of our subsidiaries are denominated in currencies that differ from its functional currency. In addition, our equity is impacted by the cumulative translation adjustments resulting from the translation of foreign subsidiary results; this impact is reflected in our accumulated other comprehensive income (loss). We enter into foreign-currency forwards and option-based contracts with external counterparties to hedge foreign exchange exposure on our net investments in foreign subsidiaries. In March 2011, we elected to dedesignate all of our existing net investment hedge relationships and changed our method of measuring hedge effectiveness from the spot method to the forward method for new hedge relationships entered into prospectively. For the net investment hedges that were designated under the spot method up until dedesignation date, the hedges were recorded at fair value with changes recorded to accumulated other comprehensive income (loss) with the exception of the spot to forward difference that was recorded to earnings. For current net investment hedges designated under the forward method, the hedges are recorded at fair value with the changes recorded to accumulated other comprehensive income (loss) including the spot to forward difference. The net derivative gain or loss remains in accumulated other comprehensive income (loss) until earnings are impacted by the sale or the liquidation of the associated foreign operation.
We also have a centralized-lending program to manage liquidity for all of our subsidiary businesses. Foreign-currency-denominated loan agreements are executed with our foreign subsidiaries in their local currencies. We evaluate our foreign-currency exposure resulting from intercompany lending and manage our currency risk exposure by entering into foreign-currency derivatives with external counterparties. Our foreign-currency derivatives are recorded at fair value with changes recorded as income offsetting the gains and losses on the associated foreign-currency transactions.
We also periodically purchase nonfunctional currency denominated investment securities and enter into foreign-currency forward contracts with external counterparties to hedge against changes in the fair value of the securities, through maturity, due to changes in the related foreign-currency exchange rate. The foreign-currency forward contracts are recorded at fair value with changes recorded to earnings. The changes in value of the securities due to changes in foreign-currency exchange rates are also recorded to earnings. In the case of securities classified as available-for-sale, any changes in fair value due to unhedged risks are recorded to accumulated other comprehensive income.
Except for our net investment hedges and fair value foreign-currency hedges of available-for-sale securities, we generally have not elected to treat any foreign-currency derivatives as hedges for accounting purposes principally because the changes in the fair values of the foreign-currency swaps are substantially offset by the foreign-currency revaluation gains and losses of the underlying assets and liabilities.
Counterparty Credit Risk
Derivative financial instruments contain an element of credit risk if counterparties are unable to meet the terms of the agreements. Credit risk associated with derivative financial instruments is measured as the net replacement cost should the counterparties that owe us under the contract completely fail to perform under the terms of those contracts, assuming no recoveries of underlying collateral as measured by the market value of the derivative financial instrument.
To mitigate the risk of counterparty default, we maintain collateral agreements with certain counterparties. The agreements require both parties to maintain collateral in the event the fair values of the derivative financial instruments meet established thresholds. In the event that either party defaults on the obligation, the secured party may seize the collateral. Generally, our collateral arrangements are bilateral such that we and the counterparty post collateral for the value of our total obligation to each other. Contractual terms provide for standard and customary exchange of collateral based on changes in the market value of the outstanding derivatives. The securing party posts additional collateral when their obligation rises or removes collateral when it falls. We also have unilateral collateral agreements whereby we are the only entity required to post collateral.
Certain derivative instruments contain provisions that require us to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified credit risk-related event. If a credit risk-related event had been triggered the amount of additional collateral required to be posted by us would have been insignificant.
We placed cash and securities collateral totaling $1.3 billion and $1.4 billion at December 31, 2012 and 2011, respectively, in accounts maintained by counterparties. We received cash collateral from counterparties totaling $941 million and $1.4 billion at December 31, 2012 and 2011, respectively. The receivables for collateral placed and the payables for collateral received are included on our Consolidated Balance Sheet in other assets and accrued expenses and other liabilities, respectively. In certain circumstances, we receive or post securities as collateral with counterparties. We do not record such collateral received on our Consolidated Balance Sheet unless certain conditions are met. At December 31, 2012 and 2011, we received noncash collateral of $0.3 million and $43 million, respectively.
Balance Sheet Presentation
The following table summarizes the fair value amounts of derivative instruments reported on our Consolidated Balance Sheet. The fair value amounts are presented on a gross basis, are segregated by derivatives that are designated and qualifying as hedging instruments or those that are not, and are further segregated by type of contract within those two categories. At December 31, 2012, $2.3 billion of the derivative contracts in a receivable position were classified as other assets on the Consolidated Balance Sheet. At December 31, 2011, $5.7 billion and $14 million of the derivative contracts in a receivable position were classified as other assets and trading assets, respectively, on the Consolidated Balance Sheet. At December 31, 2012, $2.5 billion of derivative contracts in a liability position were classified as accrued expenses and other liabilities on the Consolidated Balance Sheet. At December 31, 2011, $5.4 billion of derivative contracts in a liability position and $12 million of trading derivatives were both classified as accrued expenses and other liabilities on the Consolidated Balance Sheet.

	2012			2011
	Derivative contracts in a		Notional amount	Derivative contracts in a		Notional amount
December 31, ($ in millions)	receivable position (a)	payable position (b)		receivable position (a)	payable position (b)
Derivatives qualifying for hedge accounting
Interest rate risk
Fair value accounting hedges	$411	$—	$7,248	$289	$4	$8,398
Cash flow accounting hedges	—	10	2,580	4	—	3,000
Total interest rate risk	411	10	9,828	293	4	11,398
Foreign exchange risk
Net investment accounting hedges	35	53	8,693	123	54	8,208
Total derivatives qualifying for hedge accounting	446	63	18,521	416	58	19,606
Economic hedges and trading derivatives
Interest rate risk
MSRs	1,616	2,299	146,405	4,812	5,012	523,037
Mortgage loan commitments and mortgage loans held-for-sale	49	23	9,617	95	107	24,950
Debt	28	29	17,716	81	54	25,934
Other	154	27	41,514	160	101	42,142
Total interest rate risk	1,847	2,378	215,252	5,148	5,274	616,063
Foreign exchange risk	5	27	2,464	137	47	7,569
Total economic hedges and trading derivatives	1,852	2,405	217,716	5,285	5,321	623,632
Total derivatives	$2,298	$2,468	$236,237	$5,701	$5,379	$643,238

(a)	Includes accrued interest of $175 million and $459 million at December 31, 2012 and 2011, respectively.

(b)	Includes accrued interest of $144 million and $458 million at December 31, 2012 and 2011, respectively.
Offsetting Assets and Liabilities
Our qualifying master netting agreements are written, legally enforceable bilateral agreements that (1) create a single legal obligation for all individual transactions covered by the agreement to the non-defaulting entity upon an event of default of the counterparty, including bankruptcy, insolvency, or similar proceeding, and (2) provide the non-defaulting entity the right to accelerate, terminate, and close-out on a net basis all transactions under the agreement and to liquidate or set off collateral promptly upon an event of default of the counterparty. As it relates to derivative instruments, in certain instances we have the option to report derivatives that are subject to a qualifying master netting agreement on a net basis, we have elected to report these instruments as gross assets and liabilities on the Condensed Consolidated Balance Sheet.
To further mitigate the risk of counterparty default related to derivative instruments, we maintain collateral agreements with certain counterparties. The agreements require both parties to maintain collateral in the event the fair values of the derivative financial instruments meet established thresholds. In the event that either party defaults on the obligation, the secured party may seize the collateral. Generally, our collateral arrangements are bilateral such that we and the counterparty post collateral for the value of our total obligation to each other. Contractual terms provide for standard and customary exchange of collateral based on changes in the market value of the outstanding derivatives. The securing party posts additional collateral when their obligation rises or removes collateral when it falls, such that the net replacement cost of the non-defaulting party is covered in the event of counterparty default.
The composition of offsetting derivative instruments, financial assets, and financial liabilities was as follows.

				Gross Amounts Not Offset in the Condensed Consolidated Balance Sheet
December 31, 2012 ($ in millions)	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Condensed Consolidated Balance Sheet	Net Amounts of Assets/(Liabilities) Presented in the Condensed Consolidated Balance Sheet	Financial Instruments	Collateral (a)	Net Amount
Assets
Derivative assets in net asset positions	$1,395	$—	$1,395	$(503)	$(841)	$51
Derivative assets in net liability positions	788	—	788	(788)	—	—
Derivative assets with no offsetting arrangements	115	—	115	—	—	115
Total assets	$2,298	$—	$2,298	$(1,291)	$(841)	$166
Liabilities
Derivative liabilities in net liability positions	$(1,929)	$—	$(1,929)	$788	$1,092	$(49)
Derivative liabilities in net asset positions	(503)	—	(503)	503	—	—
Derivative liabilities with no offsetting arrangements	(36)	—	(36)	—	—	(36)
Total liabilities	$(2,468)	$—	$(2,468)	$1,291	$1,092	$(85)

(a)	Financial collateral received/pledged shown as a balance based on the sum of all net asset and liability positions between Ally and each individual derivative counterparty.

				Gross Amounts Not Offset in the Condensed Consolidated Balance Sheet
December 31, 2011 ($ in millions)	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Condensed Consolidated Balance Sheet	Net Amounts of Assets/(Liabilities) Presented in the Condensed Consolidated Balance Sheet	Financial Instruments	Collateral (a)	Net Amount
Assets
Derivative assets in net asset positions	$2,492	$—	$2,492	$(1,748)	$(618)	$126
Derivative assets in net liability positions	1,337	—	1,337	(1,337)	—	—
Derivative assets with no offsetting arrangements	1,872	—	1,872	—	—	1,872
Total assets	$5,701	$—	$5,701	$(3,085)	$(618)	$1,998
Liabilities
Derivative liabilities in net liability positions	$(2,616)	$—	$(2,616)	$1,337	$1,215	$(64)
Derivative liabilities in net asset positions	(1,748)	—	(1,748)	1,748	—	—
Derivative liabilities with no offsetting arrangements	(1,015)	—	(1,015)	—	—	(1,015)
Total liabilities	$(5,379)	$—	$(5,379)	$3,085	$1,215	$(1,079)

(a)	Financial collateral received/pledged shown as a balance based on the sum of all net asset and liability positions between Ally and each individual derivative counterparty.
Statement of Income and Other Comprehensive Income Presentation
The following table summarizes the location and amounts of gains and losses on derivative instruments reported in our Consolidated Statement of Income and Other Comprehensive Income.

Year ended December 31, ($ in millions)	2012	2011	2010
Derivatives qualifying for hedge accounting
Gain recognized in earnings on derivatives (a)
Interest rate contracts
Interest on long-term debt	$164	$895	$159
Foreign exchange contracts
Other income, net of losses	—	35	—
Loss recognized in earnings on hedged items (b)
Interest rate contracts
Interest on long-term debt	(193)	(851)	(122)
Foreign exchange contracts
Other income, net of losses	—	(35)	—
Total derivatives qualifying for hedge accounting	(29)	44	37
Economic and trading derivatives
(Loss) gain recognized in earnings on derivatives
Interest rate contracts
Servicing asset valuation and hedge activities, net	556	359	(470)
(Loss) gain on mortgage and automotive loans, net	(5)	(242)	69
Other income, net of losses	(18)	(57)	(102)
Total interest rate contracts	533	60	(503)
Foreign exchange contracts (c)
Interest on long-term debt	(39)	61	(125)
Other income, net of losses	(48)	17	120
Total foreign exchange contracts	(87)	78	(5)
Gain (loss) recognized in earnings on derivatives	$417	$182	$(471)

(a)
Amounts exclude gains related to interest for qualifying accounting hedges of debt, which are primarily offset by the fixed coupon payment on the long-term debt. The gains were $119 million, $248 million, and $312 million for the years ended December 31, 2012, 2011, and 2010, respectively.

(b)
Amounts exclude gains related to amortization of deferred basis adjustments on the hedged items. The gains were $226 million, $216 million, and $148 million for the years ended December 31, 2012, 2011, and 2010, respectively.

(c)
Amounts exclude gains and losses related to the revaluation of the related foreign-denominated debt or receivable. Gains of $87 million, and losses of $103 million and $17 million, were recognized for the years ended December 31, 2012, 2011, and 2010, respectively.

The following table summarizes derivative instruments used in cash flow and net investment hedge accounting relationships.

Year ended December 31, ($ in millions)	2012	2011	2010
Cash flow hedges
Interest rate contracts
Gain reclassified from accumulated other comprehensive income to interest on long-term debt	$1	$—	$—
(Loss) gain recorded directly to interest on long-term debt	(7)	5	—
Total interest on long-term debt	$(6)	$5	$—
(Loss) gain recognized in other comprehensive income	$(7)	$(1)	$4
Net investment hedges
Foreign exchange contracts
(Loss) gain reclassified from accumulated other comprehensive income to other income, net of losses	$(1)	$(8)	$12
Loss recorded directly to other income, net of losses (a)	—	(3)	(18)
Total other income, net of losses	$(1)	$(11)	$(6)
(Loss) gain recognized in other comprehensive income (b)	$(270)	$173	$(183)

(a)	The amounts represent the forward points excluded from the assessment of hedge effectiveness.

(b)
The amounts represent the effective portion of net investment hedges. There are offsetting amounts recognized in accumulated other comprehensive income related to the revaluation of the related net investment in foreign operations. There were gains of $285 million, losses of $237 million, and gains of $187 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
The following table summarizes income (loss) from continuing operations before income tax expense.

Year ended December 31, ($ in millions)	2012	2011	2010
U.S. income (loss)	$544	$(157)	$(186)
Non-U.S. income (loss)	(30)	(20)	(51)
Income (loss) from continuing operations before income tax expense	$514	$(177)	$(237)

The significant components of income tax expense from continuing operations were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Current income tax (benefit) expense
U.S. federal	$—	$10	$11
Foreign	(24)	29	39
State and local	10	8	60
Total current (benefit) expense	(14)	47	110
Deferred income tax (benefit) expense
U.S. federal	(663)	—	(6)
Foreign	25	(5)	—
State and local	(204)	—	(7)
Total deferred benefit	(842)	(5)	(13)
Total income tax (benefit) expense from continuing operations	$(856)	$42	$97

A reconciliation of the (benefit) provision for income taxes with the amounts at the statutory U.S. federal income tax rate is shown in the following table.

Year ended December 31, ($ in millions)	2012	2011	2010
Statutory U.S. federal tax (benefit) expense	$180	$(62)	$(83)
Change in tax resulting from
Effect of valuation allowance change	(1,022)	49	175
State and local income taxes, net of federal income tax benefit	(34)	22	(16)
Tax Credits	(45)	—	—
Changes in unrecognized tax benefits	(6)	(7)	(15)
Foreign tax differential	9	30	(21)
Non-deductible expenses	12	9	4
Other, net	50	1	53
Tax (benefit) expense	$(856)	$42	$97

As discussed in Note 1, on May 14, 2012, we deconsolidated ResCap for financial reporting purposes. For U.S. federal tax purposes, however, ResCap will continue to be included in our consolidated return filing until ultimate disposition of our ownership in ResCap. Given that the Debtors are disregarded entities for U.S. tax purposes, there should not be a reduction to our net deferred tax assets as a result of the Bankruptcy filing.
Our income tax (benefit) expense from continuing operations has not naturally corresponded with our (loss) income from continuing operations before income tax for the years ended December 31, 2012, 2011, and 2010, given we had U.S. and foreign valuation allowance movements during those years. For 2012, consolidated income tax benefit from continuing operations is largely driven by a release of a portion of our U.S. valuation allowance.
As of each reporting date, we consider existing evidence, both positive and negative, that could impact our view with regard to future realization of deferred tax assets. As of December 31, 2012, we determined that positive evidence existed to conclude that it is more likely than not that ordinary-in-character deferred tax assets are realizable, and therefore, we reduced the valuation allowance accordingly. Positive evidence in this assessment consisted of forecasts of future taxable income that are sufficient to realize net operating loss carryforwards before their expiration, coupled with our emergence from a cumulative three-year U.S. pretax loss (after removing the effects of non-recurring charges and discontinued operations). Certain U.S. deferred tax assets remain offset with a valuation allowance as discussed below.
We believe it is more likely than not that the benefit for certain U.S. net operating loss, capital loss, and foreign tax credit carryforwards will not be realized. In recognition of this risk, we have provided a valuation allowance of $1.6 billion on the deferred tax assets relating to these carryforwards. In particular, the deferred tax assets and liabilities as of December 31, 2012, reflect the U.S. income tax effects of the anticipated sale of entities held-for-sale at net book value. In concluding to maintain a valuation allowance against our capital loss carryforwards, we considered the positive evidence that we have entered into agreements to sell our held-for-sale entities for amounts in excess of book value. We also considered and ultimately weighted more heavily the negative evidence that we have historically had difficulty generating significant capital gains; capital loss carryforwards have a relatively short carryforward period; the timing of disposal of the held-for-sale entities is uncertain; and the disposal of the held-for-sale entities are subject to various levels of regulatory approval in numerous countries. Successful completion during 2013 of the sales of entities currently held-for-sale may result in capital gains that would allow us to realize capital loss carryforwards. A related reversal of valuation allowance on these deferred tax assets would be recognized as an income tax benefit upon such utilization.
The significant components of deferred tax assets and liabilities are reflected in the following table.

December 31, ($ in millions)	2012	2011
Deferred tax assets
Tax credit carryforwards	$1,631	$161
Tax loss carryforwards	1,025	1,976
Mark-to-market on consumer finance receivables and loans	880	695
Equity investment in ResCap	486	—
Provision for loan losses	306	775
Hedging transactions	267	280
State and local taxes	263	186
ResCap settlement accrual	262	—
Sales of finance receivables and loans	206	182
Unearned insurance premiums	142	158
Contingency reserves	19	169
Other	247	568
Gross deferred tax assets	5,734	5,150
Valuation allowance	(1,653)	(2,274)
Net deferred tax assets	4,081	2,876
Deferred tax liabilities
Lease transactions	1,756	2,052
Basis difference in subsidiaries	454	—
Deferred acquisition costs	333	328
Debt transactions	226	32
Unrealized gains on securities	16	180
Other	112	157
Gross deferred tax liabilities	2,897	2,749
Net deferred tax assets	$1,184	$127

At December 31, 2012, we had U.S. federal and state net operating loss carryforwards and capital loss carryforwards. The federal net operating loss carryforwards of $668 million expire in the years 2025–2031. The federal capital loss carryforwards of $2.2 billion expire in the years 2014–2017. The corresponding expiration periods for the state net operating loss carryforwards of $1.7 billion and capital loss carryforwards of $3.1 billion are 2014–2032 and 2014–2017, respectively. Additionally, U.S. foreign tax credit carryforwards of $1.6 billion are available as of December 31, 2012, and expire in the years 2013–2022.
Foreign pretax income is subject to U.S. taxation when effectively repatriated. Before the third quarter of 2012, we fully provided for federal income taxes on the undistributed earnings of foreign subsidiaries except to the extent those earnings were indefinitely reinvested outside the United States. As of December 31, 2012, however, we no longer assert that any foreign earnings are indefinitely reinvested outside of the United States. This change in assertion is primarily due to the fact that agreements to sell our international operations were signed during the fourth quarter of 2012. These sales will be taxable in the United States in future periods and will result in the effective repatriation of foreign earnings. As a result of this change in assertion, all deferred tax liabilities for incremental U.S. tax that stem from temporary differences related to investments in foreign subsidiaries or foreign corporate joint ventures have been recognized as of December 31, 2012.
The following table provides a reconciliation of the beginning and ending amount of unrecognized tax benefits.

($ in millions)	2012	2011	2010
Balance at January 1,	$198	$214	$172
Additions based on tax positions related to the current year	14	11	69
Additions for tax positions of prior years	2	20	3
Reductions for tax positions of prior years	(4)	(3)	(23)
Settlements	(17)	(35)	(9)
Expiration of statute of limitations	(4)	—	(2)
Foreign-currency translation adjustments	(5)	(9)	4
Deconsolidation of ResCap and discontinued operations	(82)	—	—
Balance at December 31,	$102	$198	$214

Included in the unrecognized tax benefits balances are some items, the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences and the portion of gross state unrecognized tax benefits that would be offset by the tax benefit of the associated federal deduction. At December 31, 2012, 2011, and 2010, the balance of unrecognized tax benefits that, if recognized, would affect our effective tax rate is $84 million, $179 million, and $199 million, respectively.
We recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively. For the years ended December 31, 2012, 2011, and 2010, $1 million, $1 million, and $1 million, respectively, were accrued for interest and penalties with the cumulative accrued balance totaling $7 million at December 31, 2012, $178 million at December 31, 2011, and $201 million at December 31, 2010.
We anticipate the examination of various U.S. income tax returns along with the examinations by various foreign, state, and local jurisdictions will be completed within the next twelve months. As such, it is reasonably possible that certain tax positions may be settled and the unrecognized tax benefits would decrease by $22 million, which includes interest and penalties.
We file tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. Our most significant operations remaining following our commitment to sell various international operations are the United States and Canada. The oldest tax years that remain subject to examination for those jurisdictions are 2009 and 2004, respectively.

Employee Benefits and Compensation Plans	12 Months Ended
Dec. 31, 2012
Compensation Related Costs [Abstract]
Compensation and Employee Benefit Plans [Text Block]
Employee Benefit and Compensation Plans
Defined Contribution Plan
A significant number of our employees are covered by defined contribution plans. Employer contributions vary based on criteria specific to each individual plan and amounted to $49 million, $49 million, and $45 million in 2012, 2011, and 2010, respectively. These costs were recorded as compensation and benefits expense in our Consolidated Statement of Income. We expect contributions for 2013 to be similar to contributions made in 2012.
Defined Benefit Pension Plan
Certain of our employees are eligible to participate in separate retirement plans that provide for pension payments upon retirement based on factors such as length of service and salary. In recent years, we have transferred, frozen, or terminated a significant number of our other defined benefit plans. All income and expense noted for pension accounting was recorded as compensation and benefits expense in our Consolidated Statement of Income.
The following summarizes information related to our pension plans.

Year ended December 31, ($ in millions)	2012	2011
Projected benefit obligation	$355	$528
Fair value of plan assets	214	398
Underfunded status	$(141)	$(130)

The underfunded position is recognized on the Consolidated Balance Sheet and the change in the underfunded position was recorded in other comprehensive income (loss).
Defined Benefit Pension Plan Actions
GMAC Mortgage Group LLC, our wholly owned subsidiary, sponsors a defined benefit pension plan (the GMACM Pension Plan) for which the accrual of additional benefits were previously frozen. The GMACM Pension Plan primarily covers former employees of certain discontinued or non-core businesses of our Mortgage and Insurance operations. In October 2012, we entered into an agreement under which the GMACM Pension Plan purchased a group annuity contract from a third-party insurance company that requires the insurance company to pay and administer all future annuity payments to the current retiree population of the GMACM Pension Plan (retired as of September 1, 2012) beginning on January 1, 2013. Additionally, during the fourth quarter the GMACM Pension Plan completed a program whereby we offered voluntary lump-sum distributions to terminated employees with vested benefits. In connection with these combined actions we recorded a settlement loss of $23 million.
Other Postretirement Benefits
Certain of our subsidiaries participated in various postretirement medical, dental, vision, and life insurance plans. We have provided for certain amounts associated with estimated future postretirement benefits other than pensions and characterized such amounts as other postretirement benefits. Other postretirement benefits expense (income), which is recorded in compensation and benefits expense in our Consolidated Statement of Income, was minimal in 2012, 2011, and 2010. We expect our other postretirement benefit expense to continue to be minimal in future years.
Share-based Compensation Plans
Based on our transactions with Treasury during 2009, we are required to comply with the limitations on executive pay as determined by the Special Master of TARP Compensation (Special Master). We have established Deferred Stock Units (DSUs) and Incentive Restricted Stock Units (IRSUs) as forms of compensation to our senior executives, which have been approved by the Special Master. We also grant Restricted Stock Units (RSUs) to executives under the Long-Term Equity Compensation Incentive Plan (LTIP). Each of our approved compensation plans and awards were designed to provide our executives with an opportunity to share in the future growth in value of Ally, which is necessary to attract and retain key executives.
Pursuant to the terms of the LTIP plan, the Ally Board of Directors determines a share price valuation for share-based compensation awards not less than annually. The Ally Board of Directors thus determined a share price of $8,500 per share for purposes of the LTIP plan as of December 31, 2011. A share price valuation of $9,000 per share was determined as of March 31, 2012. The valuation remained unchanged at $9,000 per share as of December 31, 2012. The changes in award valuation resulted in an increase to compensation expense for RSU, DSU, and IRSU awards of $5 million, $7 million, and $2 million, respectively, recognized in 2012. The impact was recorded as compensation and benefits expense in our Consolidated Statement of Income.
RSU awards are incentive awards granted to executives as phantom shares of Ally. The majority of awards granted in 2008 and 2009 vest ratably on an annual basis based on continued service on December 31, 2012 with the final tranche vesting on December 31, 2012. Participants had the option at grant date to defer the valuation and payout for awards granted in 2008 and 2009. A majority of the participants who received awards granted in 2010, 2011, and 2012 vest ratably over a three-year period starting on the date the award was issued with the majority of the awards fully vesting in February 2013, February 2014, and February 2015, respectively. The awards require liability treatment and are remeasured quarterly at fair value until they are paid. The compensation costs related to these awards are ratably charged to expense over the applicable service period. Changes in fair value related to the portion of the awards that have vested and have not been paid are recognized in earnings in the period in which the changes occur. At December 31, 2012 there were a total of 17,057 RSU award shares outstanding, composed of 7,420 shares awarded during 2008, 5,956 shares awarded during 2009, 2,648 shares awarded during 2010, 844 shares awarded during 2011, and 189 shares awarded during 2012. At December 31, 2011 there were a total of 26,707 RSU award shares outstanding, composed of 8,421 shares awarded during 2008, 9,281 shares awarded during 2009, 5,199 shares awarded during 2010, and 3,806 shares awarded during 2011. We recognized compensation expense related to RSU awards of $78 million, $50 million and $58 million for the years ended December 31, 2012, 2011 and 2010, respectively. These costs were recorded as compensation and benefits expense in our Consolidated Statement of Income.
DSU awards are granted to senior executives as phantom shares of Ally and are included as part of their base salary. DSU awards are generally granted ratably each pay period throughout the year, vest immediately upon grant, and are paid in cash. DSUs awarded in 2012 will generally be redeemable in three equal installments: the first on the final payroll date of 2012, the second ratably over 2013 and the third ratably over 2014. DSUs awarded in 2011 are generally redeemable in three equal annual installments beginning on the first anniversary of grant. The DSU awards require liability treatment and are remeasured quarterly at fair value until they are paid, with each change in value fully charged to compensation expense in the period in which the change occurs. At December 31, 2012 and 2011 there were a total of 13,190 and 13,743 DSU award shares outstanding, respectively. We recognized compensation expense related to DSU awards of $57 million, $19 million and $68 million for the years ended December 31, 2012, 2011 and 2010, respectively, for the outstanding awards. These costs were recorded as compensation and benefits expense in our Consolidated Statement of Income.
IRSU awards are incentive awards granted to senior executives as phantom shares of Ally. There were no IRSUs granted to senior executives in 2012. IRSU awards from 2009, 2010 and 2011 generally vest in full after two years from the date of grant based on continued service with Ally. After the vesting requirement is met, IRSU payouts will be made only as we repay our TARP obligations. Payouts will be made in 25% increments based on the percentage of TARP obligations that have been repaid, as determined in accordance with the established guidelines for determining "repayment".
As of December 31, 2012, Ally had repaid more than 25%, but less than 50%, of its TARP obligations. Payouts are based on the fair value of the phantom shares at the time of the payout. The awards require liability treatment and are remeasured quarterly at fair value until they are paid. The compensation costs related to these awards are ratably charged to expense over the requisite service period. Changes in fair value relating to the portion of the awards that have vested and have not been paid are recognized in earnings in the period in which the changes occur. At December 31, 2012 and 2011 there were a total of 6,475 and 7,975 IRSU award shares outstanding, respectively. We recognized compensation expense related to IRSU awards of $23 million, $12 million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively, for the outstanding awards. These costs were recorded as compensation and benefits expense in our Consolidated Statement of Income.

Fair Value	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
Fair Value
Fair Value Measurements
For purposes of this disclosure, fair value is defined as the exchange price that would be received to sell an asset or paid to transfer a liability (exit price) in the principal or most advantageous market in an orderly transaction between market participants at the measurement date. Fair value is based on the assumptions market participants would use when pricing an asset or liability. Additionally, entities are required to consider all aspects of nonperformance risk, including the entity’s own credit standing, when measuring the fair value of a liability.
GAAP specifies a three-level hierarchy that is used when measuring and disclosing fair value. The fair value hierarchy gives the highest priority to quoted prices available in active markets (i.e., observable inputs) and the lowest priority to data lacking transparency (i.e., unobservable inputs). An instrument’s categorization within the fair value hierarchy is based on the lowest level of significant input to its valuation. The following is a description of the three hierarchy levels.

Level 1
Inputs are quoted prices in active markets for identical assets or liabilities at the measurement date. Additionally, the entity must have the ability to access the active market, and the quoted prices cannot be adjusted by the entity.

Level 2
Inputs are other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices in active markets for similar assets or liabilities; quoted prices in inactive markets for identical or similar assets or liabilities; or inputs that are observable or can be corroborated by observable market data by correlation or other means for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs are supported by little or no market activity. The unobservable inputs represent management's best assumptions of how market participants would price the assets or liabilities. Generally, Level 3 assets and liabilities are valued using pricing models, discounted cash flow methodologies, or similar techniques that require significant judgment or estimation.

Transfers
Transfers into or out of any hierarchy level are recognized at the end of the reporting period in which the transfer occurred. There were no transfers between any levels during the year ended December 31, 2012.

Following are descriptions of the valuation methodologies used to measure material assets and liabilities at fair value and details of the valuation models, key inputs to those models, and significant assumptions utilized.

•
Trading assets (excluding derivatives) — Trading assets were recorded at fair value. Our portfolio included MBS (including senior and subordinated interests) that were either investment-grade, noninvestment grade, or unrated securities. Valuations were primarily based on internally developed discounted cash flow models (an income approach) that used assumptions consistent with current market conditions. The valuation considered recent market transactions, experience with similar securities, current business conditions, and analysis of the underlying collateral, as available. To estimate cash flows, we utilized various significant assumptions including market observable inputs (e.g., forward interest rates) and internally developed inputs (e.g., prepayment speeds, delinquency levels, and credit losses).

•
Available-for-sale securities — Available-for-sale securities are carried at fair value based on observable market prices, when available. If observable market prices are not available, our valuations are based on internally developed discounted cash flow models (an income approach) that use a market-based discount rate and consider recent market transactions, experience with similar securities, current business conditions, and analysis of the underlying collateral, as available. To estimate cash flows, we are required to utilize various significant assumptions including market observable inputs (e.g., forward interest rates) and internally developed inputs (including prepayment speeds, delinquency levels, and credit losses).

•
Mortgage loans held-for-sale, net — Our mortgage loans held-for-sale are accounted for at either fair value because of fair value option elections or they were accounted for at the lower-of-cost or fair value. Mortgage loans held-for-sale are typically pooled together and sold into certain exit markets depending on underlying attributes of the loan, such as GSE eligibility, product type, interest rate, and credit quality. Two valuation methodologies are used to determine the fair value of mortgage loans held-for-sale. The methodology used depends on the exit market as described below.

Level 2 mortgage loans — This includes all GSE-eligible mortgage loans carried at fair value due to fair value option election, which are valued predominantly using published forward agency prices. It also includes any domestic loans and foreign loans where recently negotiated market prices for the loan pool exist with a counterparty (which approximates fair value) or quoted market prices for similar loans are available.
Level 3 mortgage loans — This included all conditional repurchase option loans carried at fair value due to the fair value option election and all GSE-ineligible residential mortgage loans that were accounted for at the lower-of-cost or fair value. The fair value of these residential mortgage loans were determined using internally developed valuation models because observable market prices were not available. The loans were priced on a discounted cash flow basis utilizing cash flow projections from internally developed models that utilized prepayment, default, and discount rate assumptions. To the extent available, we utilized market observable inputs such as interest rates and market spreads. If market observable inputs were not available, we were required to utilize internal inputs, such as prepayment speeds, credit losses, and discount rates.
Refer to the section within this note titled Fair Value Option for Financial Assets and Financial Liabilities for further information about the fair value elections.

•
Consumer mortgage finance receivables and loans, net — We elected the fair value option for certain consumer mortgage finance receivables and loans. The elected mortgage loans collateralized on-balance sheet securitization debt in which we estimated credit reserves pertaining to securitized assets that could have exceeded or already had exceeded our economic exposure. We also elected the fair value option for all mortgage securitization trusts required to be consolidated. The elected mortgage loans represented a portion of the consumer finance receivables and loans. The balance for which the fair value option was not elected was reported on the balance sheet at the principal amount outstanding, net of charge-offs, allowance for loan losses, and premiums or discounts.

The loans were measured at fair value using a portfolio approach. The objective in fair valuing the loans and related securitization debt was to account properly for our retained economic interest in the securitizations. As a result of reduced liquidity in capital markets, values of both these loans and the securitized bonds were expected to be volatile. Since this approach involved the use of significant unobservable inputs, we classified all the mortgage loans elected under the fair value option as Level 3. Refer to the section within this note titled Fair Value Option of Financial Assets and Financial Liabilities for additional information.

•
MSRs — MSRs are classified as Level 3 because there are limited MSR market transactions that are directly observable; therefore, we use internally developed discounted cash flow models (an income approach) to estimate the fair value. These internal valuation models estimate net cash flows based on internal operating assumptions that we believe would be used by market participants in orderly transactions combined with market-based assumptions for loan prepayment rates, interest rates, and discount rates that we believe approximate yields required by investors in this asset. Cash flows primarily include servicing fees, float income, and late fees in each case less operating costs to service the loans. The estimated cash flows are discounted using an option-adjusted spread-derived discount rate.

•
Interests retained in financial asset sales — The interests retained are in securitization trusts and deferred purchase prices on the sale of whole-loans. Due to inactivity in the market, valuations are based on internally developed discounted cash flow models (an income approach) that use a market-based discount rate; therefore, we classified these assets as Level 3. The valuation considers recent market transactions, experience with similar assets, current business conditions, and analysis of the underlying collateral, as available. To estimate cash flows, we utilize various significant assumptions, including market observable inputs (e.g., forward interest rates) and internally developed inputs (e.g., prepayment speeds, delinquency levels, and credit losses).

•
Derivative instruments — We enter into a variety of derivative financial instruments as part of our risk management strategies. Certain of these derivatives are exchange traded, such as Eurodollar futures. To determine the fair value of these instruments, we utilize the quoted market prices for the particular derivative contracts; therefore, we classified these contracts as Level 1.

We also execute over-the-counter derivative contracts, such as interest rate swaps, swaptions, forwards, caps, floors, and agency to-be-announced securities. We utilize third-party-developed valuation models that are widely accepted in the market to value these over-the-counter derivative contracts. The specific terms of the contract and market observable inputs (such as interest rate forward curves and interpolated volatility assumptions) are used in the model. We classified these over-the-counter derivative contracts as Level 2 because all significant inputs into these models were market observable.
We also hold certain derivative contracts that are structured specifically to meet a particular hedging objective. These derivative contracts often are utilized to hedge risks inherent within certain on-balance sheet securitizations. To hedge risks on particular bond classes or securitization collateral, the derivative's notional amount is often indexed to the hedged item. As a result, we typically are required to use internally developed prepayment assumptions as an input into the model to forecast future notional amounts on these structured derivative contracts. Accordingly, we classified these derivative contracts as Level 3.
We are required to consider all aspects of nonperformance risk, including our own credit standing, when measuring fair value of a liability. We reduce credit risk on the majority of our derivatives by entering into legally enforceable agreements that enable the posting and receiving of collateral associated with the fair value of our derivative positions on an ongoing basis. In the event that we do not enter into legally enforceable agreements that enable the posting and receiving of collateral, we will consider our credit risk and the credit risk of our counterparties in the valuation of derivative instruments through a credit valuation adjustment (CVA), if warranted. The CVA calculation utilizes our credit default swap spreads and the spreads of the counterparty.

•
On-balance sheet securitization debt — We elected the fair value option for certain mortgage loans held-for-investment and the related on-balance sheet securitization debt. We valued securitization debt that was elected pursuant to the fair value option and any economically retained positions using market observable prices whenever possible. The securitization debt was principally in the form of asset- and MBS collateralized by the underlying mortgage loans held-for-investment. Due to the attributes of the underlying collateral and current market conditions, observable prices for these instruments were typically not available. In these situations, we considered observed transactions as Level 2 inputs in our discounted cash flow models. Additionally, the discounted cash flow models utilized other market observable inputs, such as interest rates, and internally derived inputs including prepayment speeds, credit losses, and discount rates. Fair value option-elected financing securitization debt was classified as Level 3 as a result of the reliance on significant assumptions and estimates for model inputs. Refer to the section within this note titled Fair Value Option for Financial Assets and Financial Liabilities for further information about the election. The debt that was not elected under the fair value option is reported on the balance sheet at cost, net of premiums or discounts and issuance costs.

Recurring Fair Value
The following tables display the assets and liabilities measured at fair value on a recurring basis including financial instruments elected for the fair value option. We often economically hedge the fair value change of our assets or liabilities with derivatives and other financial instruments. The tables below display the hedges separately from the hedged items; therefore, they do not directly display the impact of our risk management activities.

	Recurring fair value measurements
December 31, 2012 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Investment securities
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$697	$1,517	$—	$2,214
Foreign government	3	300	—	303
Mortgage-backed residential	—	6,906	—	6,906
Asset-backed	—	2,340	—	2,340
Corporate debt securities	—	1,263	—	1,263
Total debt securities	700	12,326	—	13,026
Equity securities (a)	1,152	—	—	1,152
Total available-for-sale securities	1,852	12,326	—	14,178
Mortgage loans held-for-sale, net (b)	—	2,490	—	2,490
Mortgage servicing rights	—	—	952	952
Other assets
Interests retained in financial asset sales	—	—	154	154
Derivative contracts in a receivable position
Interest rate	40	2,170	48	2,258
Foreign currency	—	40	—	40
Total derivative contracts in a receivable position	40	2,210	48	2,298
Collateral placed with counterparties (c)	103	99	—	202
Total assets	$1,995	$17,125	$1,154	$20,274
Liabilities
Accrued expenses and other liabilities
Derivative contracts in a payable position
Interest rate	$(13)	$(2,374)	$(1)	$(2,388)
Foreign currency	—	(78)	(2)	(80)
Total derivative contracts in a payable position	(13)	(2,452)	(3)	(2,468)
Total liabilities	$(13)	$(2,452)	$(3)	$(2,468)

(a)	Our investment in any one industry did not exceed 21%.

(b)	Carried at fair value due to fair value option elections.

(c)	Represents collateral in the form of investment securities. Cash collateral was excluded.

	Recurring fair value measurements
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$—	$575	$33	$608
Total trading assets	—	575	33	608
Investment securities
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	903	643	—	1,546
States and political subdivisions	—	1	—	1
Foreign government	427	357	—	784
Mortgage-backed residential	—	7,312	—	7,312
Asset-backed	—	2,553	62	2,615
Corporate debt securities	—	1,491	—	1,491
Other debt securities	—	327	—	327
Total debt securities	1,330	12,684	62	14,076
Equity securities (a)	1,059	—	—	1,059
Total available-for-sale securities	2,389	12,684	62	15,135
Mortgage loans held-for-sale, net (b)	—	3,889	30	3,919
Consumer mortgage finance receivables and loans, net (b)	—	—	835	835
Mortgage servicing rights	—	—	2,519	2,519
Other assets
Interests retained in financial asset sales	—	—	231	231
Derivative contracts in a receivable position (c)
Interest rate	79	5,274	88	5,441
Foreign currency	—	242	18	260
Total derivative contracts in a receivable position	79	5,516	106	5,701
Collateral placed with counterparties (d)	328	—	—	328
Total assets	$2,796	$22,664	$3,816	$29,276
Liabilities
Long-term debt
On-balance sheet securitization debt (b)	$—	$—	$(830)	$(830)
Accrued expenses and other liabilities
Derivative contracts in a payable position (c)
Interest rate	(32)	(5,229)	(17)	(5,278)
Foreign currency	—	(99)	(2)	(101)
Total derivative contracts in a payable position	(32)	(5,328)	(19)	(5,379)
Loan repurchase liabilities (b)	—	—	(29)	(29)
Trading liabilities (excluding derivatives)	(61)	—	—	(61)
Total liabilities	$(93)	$(5,328)	$(878)	$(6,299)

(a)	Our investment in any one industry did not exceed 18%.

(b)	Carried at fair value due to fair value option elections.

(c)	Includes derivatives classified as trading.

(d)	Represents collateral in the form of investment securities. Cash collateral was excluded.
The following table presents quantitative information regarding the significant unobservable inputs used in significant Level 3 assets and liabilities measured at fair value on a recurring basis.

December 31, 2012 ($ in millions)	Level 3 recurring measurements	Valuation technique	Unobservable input	Range
Assets
Mortgage servicing rights	$952	(a)	(a)	(a)
Other assets
Interests retained in financial asset sales	154	Discounted cash flow	Discount rate	5.4-6.1%
			Commercial paper rate	0-0.1%

(a)	Refer to Note 11 for information related to MSR valuation assumptions and sensitivities.
The following tables present the reconciliation for all Level 3 assets and liabilities measured at fair value on a recurring basis. We often economically hedge the fair value change of our assets or liabilities with derivatives and other financial instruments. The Level 3 items presented below may be hedged by derivatives and other financial instruments that are classified as Level 1 or Level 2. Thus, the following tables do not fully reflect the impact of our risk management activities.

	Level 3 recurring fair value measurements
		Net realized/unrealized gains (losses)									Fair value at Dec. 31, 2012	Net unrealized gains (losses) included in earnings still held at Dec. 31, 2012
($ in millions)	Fair value at Jan. 1, 2012	included in earnings		included in OCI	Purchases	Sales		Issuances	Settlements	Transfers out due to deconsolidation or discontinued operations (a)
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$33	$2	(b)	$—	$—	$—		$—	$(4)	$(31)	$—	$4	(b)
Investment securities
Available-for-sale debt securities
Asset-backed	62	19		(12)	—	(69)		—	—	—	—	—
Mortgage loans held-for-sale, net (c)	30	—		—	12	—		—	(11)	(31)	—	—
Consumer mortgage finance receivables and loans, net (c)	835	121	(c)	—	—	(245)	(d)	—	(124)	(587)	—	51	(c)
Mortgage servicing rights	2,519	(677)	(e)	—	—	—		240	—	(1,130)	952	(677)	(e)
Other assets
Interests retained in financial asset sales	231	46	(f)	—	—	—		—	(123)	—	154	—
Derivative contracts, net (g)
Interest rate	71	(78)	(h)	—	—	—		—	53	1	47	1	(h)
Foreign currency	16	(32)	(h)	—	—	—		—	—	14	(2)	(50)	(h)
Total derivative contracts in a receivable position, net	87	(110)		—	—	—		—	53	15	45	(49)
Total assets	$3,797	$(599)		$(12)	$12	$(314)		$240	$(209)	$(1,764)	$1,151	$(671)
Liabilities
Long-term debt
On-balance sheet securitization debt (c)	$(830)	$(115)	(c)	$—	$—	$—		$—	$389	$556	$—	$(62)	(c)
Accrued expenses and other liabilities
Loan repurchase liabilities (c)	(29)	—		—	(11)	—		—	10	30	—	—
Total liabilities	$(859)	$(115)		$—	$(11)	$—		$—	$399	$586	$—	$(62)

(a)
Represents the amounts transferred out of Level 3 due to the deconsolidation of ResCap or discontinued operations. Refer to Note 1 for additional information related to ResCap. Refer to Note 2 for additional information related to discontinued operations.

(b)	The fair value adjustment and the related interest were reported as income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(c)
Carried at fair value due to fair value option elections. Refer to the next section of this note titled Fair Value Option for Financial Assets and Liabilities for the location of the gains and losses in the Consolidated Statement of Income.

(d)	Represents the sale of consumer mortgage finance receivable and loans sold as part of the sale of a business line during 2012.

(e)	Fair value adjustment was reported as servicing-asset valuation and hedge activities, net, and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(f)	Reported as other income, net of losses, and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(g)	Includes derivatives classified as trading.

(h)	Refer to Note 22 for information related to the location of the gains and losses on derivative instruments in the Consolidated Statement of Income.

	Level 3 recurring fair value measurements
	Fair value at Jan. 1, 2011	Net realized/unrealized gains (losses)			Purchases	Sales		Issuances	Settlements	Transfers out of level 3		Fair value at Dec. 31, 2011	Net unrealized gains (losses) included in earnings still held at Dec. 31, 2011
($ in millions)		included in earnings		included in OCI
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$44	$5	(a)	$—	$—	$—		$—	$(16)	$—		$33	$14	(a)
Asset-backed securities	94	—		—	—	(94)		—	—	—		—	—
Total trading assets	138	5		—	—	(94)		—	(16)	—		33	14
Investment securities
Available-for-sale debt securities
Mortgage-backed residential	1	—		—	—	(1)		—	—	—		—	—
Asset-backed	—	18	(b)	14	94	(64)		—	—	—		62	—
Total debt securities	1	18		14	94	(65)		—	—	—		62	—
Mortgage loans held-for-sale, net (c)	4	(1)	(c)	—	46	(1)		—	(18)	—		30	(2)	(c)
Consumer mortgage finance receivables and loans, net (c)	1,015	352	(c)	1	—	—		—	(533)	—		835	136	(c)
Mortgage servicing rights	3,738	(1,606)	(d)	—	31	(266)	(e)	622	—	—		2,519	(1,605)	(d)
Other assets
Interests retained in financial asset sales	568	180	(f)	—	—	—		3	(520)	—		231	(15)	(f)
Derivative contracts, net (g)
Interest rate	(13)	148	(h)	—	—	—		—	(41)	(23)	(i)	71	145	(h)
Foreign currency	—	16	(h)	—	—	—		—	—	—		16	16	(h)
Total derivative contracts in a (payable) receivable position, net	(13)	164		—	—	—		—	(41)	(23)		87	161
Total assets	$5,451	$(888)		$15	$171	$(426)		$625	$(1,128)	$(23)		$3,797	$(1,311)
Liabilities
Long-term debt
On-balance sheet securitization debt (c)	$(972)	$(371)	(c)	$1	$—	$—		$—	$512	$—		$(830)	$(184)	(c)
Accrued expenses and other liabilities
Loan repurchase liabilities (c)	—	2	(c)	—	(46)	—		—	15	—		(29)	2	(c)
Total liabilities	$(972)	$(369)		$1	$(46)	$—		$—	$527	$—		$(859)	$(182)

(a)	The fair value adjustment and the related interest were reported as income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(b)
The fair value adjustment was reported as other income, net of losses, and the related interest was reported as interest and dividends on available-for-sale investment securities in the Consolidated Statement of Income.

(c)
Carried at fair value due to fair value option elections. Refer to the next section of this note titled Fair Value Option for Financial Assets and Liabilities for the location of the gains and losses in the Consolidated Statement of Income.

(d)	Fair value adjustment was reported as servicing-asset valuation and hedge activities, net and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(e)
Represents excess mortgage servicing rights transferred to an agency-controlled trust in exchange for trading securities. These securities were then sold instantaneously to third-party investors for $266 million.

(f)	Reported as other income, net of losses, and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(g)	Includes derivatives classified as trading.

(h)	Refer to Note 22 for information related to the location of the gains and losses on derivative instruments in the Consolidated Statement of Income.

(i)
The in-house valuations of some derivative contracts classified as Level 3 was replaced with third-party-developed valuation models that are widely accepted in the market to value these over-the-counter derivative contracts. The specific terms of the contract and market observable inputs are entered into the model. We reclassified these over-the-counter derivative contracts as Level 2 because all significant inputs into these models were market observable.

Nonrecurring Fair Value
We may be required to measure certain assets and liabilities at fair value from time to time. These periodic fair value measures typically result from the application of lower-of-cost or fair value accounting or certain impairment measures. These items would constitute nonrecurring fair value measures.
The following tables display the assets and liabilities measured at fair value on a nonrecurring basis.

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance	Total loss included in earnings for the year ended
December 31, 2012 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Commercial finance receivables and loans, net (a)
Automotive	$—	$—	$108	$108	$(19)	n/m	(b)
Other	—	—	23	23	(7)	n/m	(b)
Total commercial finance receivables and loans, net	—	—	131	131	(26)	n/m	(b)
Other assets
Repossessed and foreclosed assets (c)	—	—	3	3	(2)	n/m	(b)
Total assets	$—	$—	$134	$134	$(28)	n/m
n/m = not meaningful

(a)	Represents the portion of the portfolio specifically impaired during 2012. The related valuation allowance represents the cumulative adjustment to fair value of those specific receivables.

(b)
We consider the applicable valuation or loan loss allowance to be the most relevant indicator of the impact on earnings caused by the fair value measurement. Accordingly, the table above excludes total gains and losses included in earnings for these items. The carrying values are inclusive of the respective valuation or loan loss allowance.

(c)	The allowance provided for repossessed and foreclosed assets represents any cumulative valuation adjustment recognized to adjust the assets to fair value.

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance	Total loss included in earnings for the year ended
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans held-for-sale (a)	$—	$—	$479	$479	$(60)	n/m	(b)
Commercial finance receivables and loans, net (c)
Automotive	—	—	310	310	(30)	n/m	(b)
Mortgage	—	1	14	15	(10)	n/m	(b)
Other	—	—	20	20	(10)	n/m	(b)
Total commercial finance receivables and loans, net	—	1	344	345	(50)	n/m	(b)
Other assets
Property and equipment	—	13	—	13	n/m (d)	$(8)
Repossessed and foreclosed assets (e)	—	32	27	59	(15)	n/m	(b)
Total assets	$—	$46	$850	$896	$(125)	$(8)

n/m = not meaningful

(a)
Represents loans held-for-sale that are required to be measured at the lower-of-cost or fair value. The table above includes only loans with fair values below cost during 2011. The related valuation allowance represents the cumulative adjustment to fair value of those specific assets.

(b)
We consider the applicable valuation or loan loss allowance to be the most relevant indicator of the impact on earnings caused by the fair value measurement. Accordingly, the table above excludes total gains and losses included in earnings for these items. The carrying values are inclusive of the respective valuation or loan loss allowance.

(c)	Represents the portion of the portfolio specifically impaired during 2011. The related valuation allowance represents the cumulative adjustment to fair value of those specific receivables.

(d)	The total gain (loss) included in earnings is the most relevant indicator of the impact on earnings.

(e)	The allowance provided for repossessed and foreclosed assets represents any cumulative valuation adjustment recognized to adjust the assets to fair value.
The following table presents quantitative information regarding the significant unobservable inputs used in significant Level 3 assets measured at fair value on a nonrecurring basis.

December 31, 2012 ($ in millions)	Level 3 nonrecurring measurements	Valuation technique	Unobservable input	Range
Assets
Commercial finance receivables and loans, net
Automotive	$108	Fair value of collateral	Adjusted appraisal value	65.0-95.0%

Fair Value Option for Financial Assets and Financial Liabilities
A description of the financial assets and liabilities elected to be measured at fair value is as follows. Our intent in electing fair value for all these items was to mitigate a divergence between accounting losses and economic exposure for certain assets and liabilities.

•
On-balance sheet mortgage securitizations — We elected to measure at fair value certain domestic consumer mortgage finance receivables and loans and the related debt held in on-balance sheet mortgage securitization structures. The fair value-elected loans were classified as finance receivable and loans, net, on the Consolidated Balance Sheet. Our policy is to separately record interest income on the fair value-elected loans (unless the loans are placed on nonaccrual status); however, the accrued interest was excluded from the fair value presentation. We classified the fair value adjustment recorded for the loans as other income, net of losses, in the Consolidated Statement of Income.

We continued to record the fair value-elected debt balances as long-term debt on the Consolidated Balance Sheet. Our policy is to separately record interest expense on the fair value-elected debt, which continues to be classified as interest on long-term debt in the Consolidated Statement of Income. We classified the fair value adjustment recorded for this fair value-elected debt as other income, net of losses, in the Consolidated Statement of Income.

•
Conforming and government-insured mortgage loans held-for-sale — We elected the fair value option for conforming and government-insured mortgage loans held-for-sale funded after July 31, 2009. We elected the fair value option to mitigate earnings volatility by better matching the accounting for the assets with the related hedges.

Excluded from the fair value option were conforming and government-insured loans funded on or prior to July 31, 2009, and those repurchased or rerecognized. The loans funded on or prior to July 31, 2009, were ineligible because the election must be made at the time of funding. Repurchased and rerecognized conforming and government-insured loans were not elected because the election would not mitigate earning volatility. We repurchase or rerecognize loans due to representation and warranty obligations or conditional repurchase options. Typically, we will be unable to resell these assets through regular channels due to characteristics of the assets. Since the fair value of these assets is influenced by factors that cannot be hedged, we did not elect the fair value option.
We carry the fair value-elected conforming and government-insured loans as loans held-for-sale, net, on the Consolidated Balance Sheet. Our policy is to separately record interest income on the fair value-elected loans (unless they are placed on nonaccrual status); however, the accrued interest was excluded from the fair value presentation. Upfront fees and costs related to the fair value-elected loans were not deferred or capitalized. The fair value adjustment recorded for these loans is classified as gain (loss) on mortgage loans, net, in the Consolidated Statement of Income. In accordance with GAAP, the fair value option election is irrevocable once the asset is funded even if it is subsequently determined that a particular loan cannot be sold.

•
Nongovernment-eligible mortgage loans held-for-sale subject to conditional repurchase options — We elected the fair value option for both nongovernment-eligible mortgage loans held-for-sale subject to conditional repurchase options and the related liability. These conditional repurchase options within our private label securitizations allowed us to repurchase a transferred financial asset if certain events outside our control were met. The typical conditional repurchase option was a delinquent loan repurchase option that gave us the option to purchase the loan if it exceeded a certain prespecified delinquency level. We had complete discretion regarding when or if we would exercise these options, but generally we would do so only when it is in our best interest. We recorded the asset and the corresponding liability on our balance sheet when the option becomes exercisable. The fair value option election must be made at initial recording. As such, the conditional repurchase option assets and liabilities recorded prior to January 1, 2011, were ineligible for the fair value election.

We carried these fair value-elected optional repurchase loan balance as loans held-for-sale, net, on the Consolidated Balance Sheet. The fair value adjustment recorded for these loans was classified as other income, net of losses, in the Consolidated Statement of Income. We carried the fair value-elected corresponding liability as accrued expenses and other liabilities on the Consolidated Balance Sheet. The fair value adjustment recorded for these liabilities were classified as other income, net of losses, in the Consolidated Statement of Income.
The following tables summarize the fair value option elections and information regarding the amounts recorded as earnings for each fair value option-elected item.

	Changes included in the
	Consolidated Statement of Income
Year ended December 31, ($ in millions)	Interest and fees on finance receivables and loans (a)	Interest on loans held-for-sale (a)	Interest on long-term debt (b)	Gain on mortgage loans, net	Other income, net of losses	Total included in earnings	Change in fair value due to credit risk (c)
2012
Assets
Mortgage loans held-for-sale, net	$—	$82	$—	$(32)	$—	$50	$—	(d)
2011
Assets
Mortgage loans held-for-sale, net	$—	$175	$—	$148	$—	$323	$—	(d)

(a)	Interest income is measured by multiplying the unpaid principal balance on the loans by the coupon rate and the number of days of interest due.

(b)	Interest expense is measured by multiplying bond principal by the coupon rate and the number of days of interest due to the investor.

(c)
Factors other than credit quality that impact fair value include changes in market interest rates and the illiquidity or marketability in the current marketplace. Lower levels of observable data points in illiquid markets generally result in wide bid/offer spreads.

(d)	The credit impact for loans held-for-sale is assumed to be zero because the loans are either suitable for sale or are covered by a government guarantee.
The following table provides the aggregate fair value and the aggregate unpaid principal balance for the fair value option-elected loans and long-term debt instruments.

	2012		2011
December 31, ($ in millions)	Unpaid principal balance	Fair value (a)	Unpaid principal balance	Fair value (a)
Assets
Mortgage loans held-for-sale, net
Total loans	$2,416	$2,490	$3,766	$3,919
Nonaccrual loans	47	25	54	27
Loans 90+ days past due (b)	36	19	53	27
Consumer mortgage finance receivables and loans, net
Total loans	—	—	2,436	835
Nonaccrual loans (c)	—	—	506	209
Loans 90+ days past due (b) (c)	—	—	362	163
Liabilities
Long-term debt
On-balance sheet securitization debt	$—	$—	$(2,559)	$(830)
Accrued expenses and other liabilities
Loan repurchase liabilities	—	—	(57)	(29)

(a)	Excludes accrued interest receivable.

(b)	Loans 90+ days past due are also presented within the nonaccrual loan balance and the total loan balance; however, excludes government-insured loans that are still accruing interest.

(c)
The fair value of consumer mortgage finance receivables and loans is calculated on a pooled basis; therefore, we allocated the fair value of nonaccrual loans and loans 90+ days past due to individual loans based on the unpaid principal balances. For further discussion regarding the pooled basis, refer to the previous section of this note titled Consumer mortgage finance receivables and loans, net.

Fair Value of Financial Instruments
The following table presents the carrying and estimated fair value of financial instruments, except for those recorded at fair value on a recurring basis presented in the previous section of this note titled Recurring Fair Value. When possible, we use quoted market prices to determine fair value. Where quoted market prices are not available, the fair value is internally derived based on appropriate valuation methodologies with respect to the amount and timing of future cash flows and estimated discount rates. However, considerable judgment is required in interpreting market data to develop estimates of fair value, so the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange. The effect of using different market assumptions or estimation methodologies could be material to the estimated fair values. Fair value information presented herein was based on information available at December 31, 2012 and 2011.

	2012					2011
		Estimated fair value
December 31, ($ in millions)	Carrying value	Level 1	Level 2	Level 3	Total	Carrying value	Estimated fair value
Financial assets
Loans held-for-sale, net (a)	$2,576	$—	$2,490	$86	$2,576	$8,557	$8,674
Finance receivables and loans, net (a)	97,885	—	—	98,907	98,907	113,252	113,576
Nonmarketable equity investments	303	—	272	34	306	419	423
Financial liabilities
Deposit liabilities	$47,915	$—	$—	$48,752	$48,752	$45,050	$45,696
Short-term borrowings	7,461	6	—	7,454	7,460	7,680	7,622
Long-term debt (a)(b)	74,882	—	36,018	42,533	78,551	93,525	92,142

(a)
Includes financial instruments carried at fair value due to fair value option elections. Refer to the previous section of this note titled Fair Value Option for Financial Assets and Liabilities for further information about the fair value elections.

(b)	The carrying value includes deferred interest for zero-coupon bonds of $321 million and $640 million at December 31, 2012, and 2011, respectively.
The following describes the methodologies and assumptions used to determine fair value for the significant classes of financial instruments. In addition to the valuation methods discussed below, we also followed guidelines for determining whether a market was not active and a transaction was not distressed. As such, we assumed the price that would be received in an orderly transaction (including a market-based return) and not in forced liquidation or distressed sale.

•
Loans held-for-sale, net — Loans held-for-sale classified as Level 2 include all GSE-eligible mortgage loans valued predominantly using published forward agency prices. It also includes any domestic loans and foreign loans where recently negotiated market prices for the loan pool exist with a counterparty (which approximates fair value) or quoted market prices for similar loans are available. Loans held-for-sale classified as Level 3 include all loans valued using internally developed valuation models because observable market prices were not available. The loans are priced on a discounted cash flow basis utilizing cash flow projections from internally developed models that utilize prepayment, default, and discount rate assumptions. To the extent available, we will utilize market observable inputs such as interest rates and market spreads. If market observable inputs are not available, we are required to utilize internal inputs, such as prepayment speeds, credit losses, and discount rates.

•
Finance receivables and loans, net — With the exception of mortgage loans held-for-investment, the fair value of finance receivables was based on discounted future cash flows using applicable spreads to approximate current rates applicable to each category of finance receivables (an income approach using Level 3 inputs). The carrying value of commercial receivables in certain markets and certain other automotive- and mortgage-lending receivables for which interest rates reset on a short-term basis with applicable market indices are assumed to approximate fair value either because of the short-term nature or because of the interest rate adjustment feature. The fair value of commercial receivables in other markets was based on discounted future cash flows using applicable spreads to approximate current rates applicable to similar assets in those markets.

For mortgage loans held-for-investment used as collateral for securitization debt, we used a portfolio approach with Level 3 inputs to measure these loans at fair value. The objective in fair valuing these loans (which are legally isolated and beyond the reach of our creditors) and the related collateralized borrowings is to reflect our retained economic position in the securitizations. For mortgage loans held-for-investment that are not securitized, we used valuation methods and assumptions similar to those used for mortgage loans held-for-sale. These valuations consider unique attributes of the loans such as geography, delinquency status, product type, and other factors. Refer to the section above titled Loans held-for-sale, net, for a description of methodologies and assumptions used to determine the fair value of mortgage loans held-for-sale.

•
Deposit liabilities — Deposit liabilities represent certain consumer and brokered bank deposits, mortgage escrow deposits, and dealer deposits. The fair value of deposits at Level 3 were estimated by discounting projected cash flows based on discount factors derived from the forward interest rate swap curve.

•	Debt — Level 2 debt was valued using quoted market prices in inactive markets. Debt valued using internally derived inputs, such as prepayment speeds and discount rates, was classified as Level 3.

Segment And Geographic Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
Segment and Geographic Information
Operating segments are defined as components of an enterprise that engage in business activity from which revenues are earned and expenses incurred for which discrete financial information is available that is evaluated regularly by our chief operating decision maker in deciding how to allocate resources and in assessing performance.
We report our results of operations on a line-of-business basis through three operating segments - Automotive Finance operations, Insurance operations, and Mortgage operations, with the remaining activity reported in Corporate and Other. The operating segments are determined based on the products and services offered, and reflect the manner in which financial information is currently evaluated by management. The following is a description of each of our reportable operating segments.
Automotive Finance operations — Provides automotive financing services to consumers and automotive dealers and includes the automotive activities of Ally Bank. For consumers, we offer retail automotive financing and leasing for new and used vehicles, and through our commercial automotive financing operations, we fund dealer purchases of new and used vehicles through wholesale or floorplan financing.
Insurance operations — Offers both consumer finance and insurance products sold primarily through the automotive dealer channel, and commercial insurance products sold to dealers. As part of our focus on offering dealers a broad range of consumer finance and insurance products, we provide vehicle service contracts, maintenance coverage, and GAP products. We also underwrite selected commercial insurance coverages, which primarily insure dealers' wholesale vehicle inventory in the United States.
Mortgage operations — Our ongoing Mortgage operations are conducted through Ally Bank. We intend to continue to originate a modest level of jumbo and conventional conforming residential mortgages for our own portfolio through a select group of correspondent lenders. Our Mortgage operations also include noncore business activities that are winding down or were business activities of ResCap, which was deconsolidated on May 14, 2012, including, among other things: portfolios in runoff; and our mortgage reinsurance business.
Corporate and Other primarily consists of our centralized corporate treasury activities, such as management of the cash and corporate investment securities portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, most notably from the December 2008 bond exchange, and the residual impacts of our corporate funds-transfer pricing (FTP) and treasury asset liability management (ALM) activities. Corporate and Other also includes our Commercial Finance Group, certain equity investments, overhead that was previously allocated to operations that have since been sold or classified as discontinued operations, and reclassifications and eliminations between the reportable operating segments.
We utilize an FTP methodology for the majority of our business operations. The FTP methodology assigns charge rates and credit rates to classes of assets and liabilities based on expected duration and the LIBOR swap curve plus an assumed credit spread. Matching duration allocates interest income and interest expense to these reportable segments so their respective results are insulated from interest rate risk. This methodology is consistent with our ALM practices, which includes managing interest rate risk centrally at a corporate level. The net residual impact of the FTP methodology is included within the results of Corporate and Other.
The information presented in our reportable operating segments and geographic areas tables that follow are based in part on internal allocations, which involve management judgment.
Change in Reportable Segment Information
As a result of a change in management's view of our operations, we have changed the presentation of our reportable operating segments during the year ended December 31, 2012. These changes include the following:

•
During the fourth quarter of 2012, we announced that we had reached agreements to sell substantially all of our International operations. As a result, beginning in the fourth quarter of 2012, we are presenting our continuing Automotive Finance activities under one reportable operating segment, Automotive Finance operations. Previously our Automotive Finance operations were presented as two reportable operating segments, North American Automotive Finance operations and International Automotive Finance operations.

•
During the fourth quarter of 2012, we began to allocate certain expenses associated with deposit gathering activities and other additional costs of holding liquidity to our Automotive Finance and Mortgage operations. These expenses were previously included within our Corporate and Other activities. Additionally, we began to include overhead that was previously allocated to operations that have since been sold or moved into discontinued operations within our Corporate and Other activities.

•
On May 14, 2012, the Debtors filed for relief under Chapter 11 of the Bankruptcy Code in the United States. As a result of the bankruptcy filing, ResCap was deconsolidated from our financial statements; and beginning in the second quarter of 2012, we began presenting our mortgage business activities under one reportable operating segment, Mortgage operations. Previously our Mortgage operations had been presented as two reportable operating segments, Origination and Servicing operations and Legacy Portfolio and Other operations. The new presentation is consistent with the organizational alignment of the business and management's current view of the mortgage business.

Financial information for our reportable operating segments is summarized as follows.

Year ended December 31, ($ in millions)	Automotive Finance operations	Insurance operations	Mortgage operations (a)	Corporate and Other (b)	Consolidated (c)
2012
Net financing revenue (loss)	$2,827	$64	$149	$(1,149)	$1,891
Other revenue (loss)	322	1,150	1,159	(57)	2,574
Total net revenue (loss)	3,149	1,214	1,308	(1,206)	4,465
Provision for loan losses	253	—	86	(10)	329
Total noninterest expense	1,507	1,054	627	434	3,622
Income (loss) from continuing operations before income tax expense	$1,389	$160	$595	$(1,630)	$514
Total assets	$128,411	$8,439	$14,744	$30,753	$182,347
2011
Net financing revenue (loss)	$2,530	$62	$205	$(1,673)	$1,124
Other revenue	422	1,336	354	176	2,288
Total net revenue (loss)	2,952	1,398	559	(1,497)	3,412
Provision for loan losses	89	—	123	(51)	161
Total noninterest expense	1,530	1,082	344	472	3,428
Income (loss) from continuing operations before income tax expense	$1,333	$316	$92	$(1,918)	$(177)
Total assets	$112,591	$8,036	$33,906	$29,526	$184,059
2010
Net financing revenue (loss)	$2,697	$73	$308	$(2,005)	$1,073
Other revenue (loss)	724	1,728	257	(37)	2,672
Total net revenue (loss)	3,421	1,801	565	(2,042)	3,745
Provision for loan losses	260	—	148	(47)	361
Total noninterest expense	1,404	1,244	340	633	3,621
Income (loss) from continuing operations before income tax expense	$1,757	$557	$77	$(2,628)	$(237)
Total assets	$97,961	$8,789	$36,786	$28,472	$172,008

(a)	Represents the ResCap legal entity (prior to its deconsolidation from Ally as of May 14, 2012) and the mortgage activities of Ally Bank.

(b)	Total assets for the Commercial Finance Group were $1.5 billion, $1.2 billion, and $1.6 billion at December 31, 2012, 2011 and 2010, respectively.

(c)	Net financing revenue after the provision for loan losses totaled $1.6 billion, $1.0 billion, and $0.7 billion in 2012, 2011 and 2010, respectively.
Information concerning principal geographic areas were as follows.

Year ended December 31, ($ in millions)	Revenue (a)	Income (loss) from continuing operations before income tax expense (b)	Net income (loss) (b)	Identifiable assets (c)	Long-lived assets (d)
2012
Canada	$233	$48	$295	$13,362	$1
Europe (e)	(28)	(14)	183	10,971	16
Latin America	2	(19)	219	8,050	33
Asia-Pacific	4	3	99	395	—
Total foreign	211	18	796	32,778	50
Total domestic (f)	4,254	496	400	149,542	13,831
Total	$4,465	$514	$1,196	$182,320	$13,881
2011
Canada	$174	$(13)	$436	$15,156	$282
Europe (e)	(42)	(3)	175	9,976	92
Latin America	4	(18)	104	7,647	30
Asia-Pacific	2	—	69	292	—
Total foreign	138	(34)	784	33,071	404
Total domestic (f)	3,274	(143)	(941)	150,470	9,236
Total	$3,412	$(177)	$(157)	$183,541	$9,640
2010
Canada	$157	$(40)	$402	$17,321	$1,522
Europe (e)	(67)	(85)	278	11,321	406
Latin America	12	(7)	164	6,917	35
Asia-Pacific	4	6	7	202	—
Total foreign	106	(126)	851	35,761	1,963
Total domestic (f)	3,639	(111)	178	135,722	7,541
Total	$3,745	$(237)	$1,029	$171,483	$9,504

(a)	Revenue consists of net financing revenue and total other revenue as presented in our Consolidated Statement of Income.

(b)	The domestic amounts include original discount amortization of $349 million, $925 million, and $1.2 billion for the year ended December 31, 2012, 2011, and 2010, respectively.

(c)	Identifiable assets consist of total assets excluding goodwill.

(d)	Long-lived assets consist of investment in operating leases, net, and net property and equipment.

(e)	Amounts include eliminations between our foreign operations.

(f)	Amounts include eliminations between our domestic and foreign operations.

Parent And Guarantor Consolidating Financial Statements	12 Months Ended
Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure [Text Block]
Parent and Guarantor Consolidating Financial Statements
Certain of our senior notes are guaranteed by a group of subsidiaries (the Guarantors). The Guarantors, each of which is a 100% directly owned subsidiary of Ally Financial Inc., are Ally US LLC, IB Finance Holding Company, LLC (IB Finance), and GMAC Continental Corporation (GMAC Continental). The Guarantors fully and unconditionally guarantee the senior notes on a joint and several basis. In connection with the purchase and sale agreement with General Motors Financial (GMF) described in Note 2, all of the common stock of GMAC Continental will be sold to GMF. Following the closing of this equity sale transaction, GMAC Continental will cease to be a Guarantor, and the proceeds from the sale of GMAC Continental will be reinvested in IB Finance or a subsidiary of IB Finance. Following the completion of this transaction, IB Finance and Ally US LLC will remain note Guarantors.
The following financial statements present condensed consolidating financial data for (i) Ally Financial Inc. (on a parent company-only basis), (ii) the Guarantors, (iii) the nonguarantor subsidiaries (all other subsidiaries), and (iv) an elimination column for adjustments to arrive at (v) the information for the parent company, Guarantors, and nonguarantors on a consolidated basis.
Investments in subsidiaries are accounted for by the parent company and the Guarantors using the equity-method for this presentation. Results of operations of subsidiaries are therefore classified in the parent company’s and Guarantors’ investment in subsidiaries accounts. The elimination entries set forth in the following condensed consolidating financial statements eliminate distributed and undistributed income of subsidiaries, investments in subsidiaries, and intercompany balances and transactions between the parent, Guarantors, and nonguarantors.
Condensed Consolidating Statements of Income and Comprehensive Income

Year ended December 31, 2012 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$852	$—	$3,687	$—	$4,539
Interest and fees on finance receivables and loans — intercompany	104	—	22	(126)	—
Interest on loans held-for-sale	15	—	83	—	98
Interest on trading assets	—	—	10	—	10
Interest and dividends on available-for-sale investment securities	—	—	292	—	292
Interest-bearing cash	16	—	8	—	24
Interest-bearing cash — intercompany	—	—	16	(16)	—
Operating leases	232	—	2,147	—	2,379
Total financing revenue and other interest income	1,219	—	6,265	(142)	7,342
Interest expense
Interest on deposits	58	—	587	—	645
Interest on short-term borrowings	60	—	11	—	71
Interest on long-term debt	2,676	—	677	(17)	3,336
Interest on intercompany debt	(1)	1	120	(120)	—
Total interest expense	2,793	1	1,395	(137)	4,052
Depreciation expense on operating lease assets	113	—	1,286	—	1,399
Net financing (loss) revenue	(1,687)	(1)	3,584	(5)	1,891
Dividends from subsidiaries
Nonbank subsidiaries	1,074	448	—	(1,522)	—
Other revenue
Servicing fees	191	—	218	—	409
Servicing asset valuation and hedge activities, net	—	—	(4)	—	(4)
Total servicing income, net	191	—	214	—	405
Insurance premiums and service revenue earned	—	—	1,055	—	1,055
(Loss) gain on mortgage and automotive loans, net	(2)	—	381	—	379
Loss on extinguishment of debt	—	—	(148)	—	(148)
Other gain on investments, net	—	—	146	—	146
Other income, net of losses	173	474	1,280	(1,190)	737
Total other revenue	362	474	2,928	(1,190)	2,574
Total net (loss) revenue	(251)	921	6,512	(2,717)	4,465
Provision for loan losses	81	—	248	—	329
Noninterest expense
Compensation and benefits expense	728	473	381	(476)	1,106
Insurance losses and loss adjustment expenses	—	—	454	—	454
Other operating expenses	1,090	1	1,685	(714)	2,062
Total noninterest expense	1,818	474	2,520	(1,190)	3,622
(Loss) income from continuing operations before income tax benefit and undistributed income (loss) of subsidiaries	(2,150)	447	3,744	(1,527)	514
Income tax benefit from continuing operations	(172)	—	(684)	—	(856)
Net (loss) income from continuing operations	(1,978)	447	4,428	(1,527)	1,370
Income (loss) from discontinued operations, net of tax	49	(93)	(130)	—	(174)
Undistributed income (loss) of subsidiaries
Bank subsidiary	859	859	—	(1,718)	—
Nonbank subsidiaries	2,266	(105)	—	(2,161)	—
Net income	$1,196	$1,108	$4,298	$(5,406)	$1,196

Year ended December 31, 2012 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Net income	$1,196	$1,108	$4,298	$(5,406)	$1,196
Other comprehensive income, net of tax
Unrealized gains on investment securities
Net unrealized gains arising during the period	190	39	329	(227)	331
Less: Net realized gains reclassified to net income	—	—	141	—	141
Net change	190	39	188	(227)	190
Translation adjustments and net investment hedges
Translation adjustments	184	114	205	(319)	184
Hedges	(168)	—	—	—	(168)
Net change	16	114	205	(319)	16
Cash flow hedges
Net unrealized losses arising during the period	(4)	(4)	(4)	8	(4)
Defined benefit pension plans
Net gains (losses), prior service costs, and transition obligations arising during the period	22	—	(36)	(22)	(36)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	—	—	(58)	—	(58)
Net change	22	—	22	(22)	22
Other comprehensive income, net of tax	224	149	411	(560)	224
Comprehensive income	$1,420	$1,257	$4,709	$(5,966)	$1,420

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,071	$—	$3,128	$(10)	$4,189
Interest and fees on finance receivables and loans — intercompany	173	—	26	(199)	—
Interest on loans held-for-sale	5	—	175	—	180
Interest on trading assets	—	—	8	—	8
Interest and dividends on available-for-sale investment securities	4	—	346	—	350
Interest-bearing cash	5	—	10	—	15
Operating leases	713	—	1,216	—	1,929
Total financing revenue and other interest income	1,971	—	4,909	(209)	6,671
Interest expense
Interest on deposits	65	—	550	—	615
Interest on short-term borrowings	56	—	5	—	61
Interest on long-term debt	3,365	(1)	587	(21)	3,930
Interest on intercompany debt	(13)	2	196	(185)	—
Total interest expense	3,473	1	1,338	(206)	4,606
Depreciation expense on operating lease assets	250	—	691	—	941
Net financing (loss) revenue	(1,752)	(1)	2,880	(3)	1,124
Dividends from subsidiaries
Nonbank subsidiaries	1,383	—	—	(1,383)	—
Other revenue
Servicing fees	270	—	256	(1)	525
Servicing asset valuation and hedge activities, net	—	—	(434)	—	(434)
Total servicing income, net	270	—	(178)	(1)	91
Insurance premiums and service revenue earned	—	—	1,153	—	1,153
Gain on mortgage and automotive loans, net	22	—	207	—	229
Loss on extinguishment of debt	(64)	—	—	—	(64)
Other gain on investments, net	10	—	248	—	258
Other income, net of losses	(167)	37	1,415	(664)	621
Total other revenue	71	37	2,845	(665)	2,288
Total net (loss) revenue	(298)	36	5,725	(2,051)	3,412
Provision for loan losses	58	—	103	—	161
Noninterest expense
Compensation and benefits expense	685	37	308	(37)	993
Insurance losses and loss adjustment expenses	—	—	452	—	452
Other operating expenses	541	1	2,069	(628)	1,983
Total noninterest expense	1,226	38	2,829	(665)	3,428
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income (loss) of subsidiaries	(1,582)	(2)	2,793	(1,386)	(177)
Income tax (benefit) expense from continuing operations	(616)	(1)	659	—	42
Net (loss) income from continuing operations	(966)	(1)	2,134	(1,386)	(219)
Income (loss) from discontinued operations, net of tax	10	(8)	57	3	62
Undistributed income (loss) of subsidiaries
Bank subsidiary	1,254	1,254	—	(2,508)	—
Nonbank subsidiaries	(455)	477	—	(22)	—
Net (loss) income	$(157)	$1,722	$2,191	$(3,913)	$(157)

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Net (loss) income	$(157)	$1,722	$2,191	$(3,913)	$(157)
Other comprehensive (loss) income, net of tax
Unrealized (losses) gains on investment securities
Net unrealized (losses) gains arising during the period	(82)	50	171	57	196
Less: Net realized gains reclassified to net income	6	—	278	—	284
Net change	(88)	50	(107)	57	(88)
Translation adjustments and net investment hedges
Translation adjustments	(237)	(114)	(219)	333	(237)
Hedges	173	—	—	—	173
Net change	(64)	(114)	(219)	333	(64)
Defined benefit pension plans
Net (losses) gains, prior service costs, and transition obligations arising during the period	(20)	1	(27)	19	(27)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	—	—	(7)	—	(7)
Net change	(20)	1	(20)	19	(20)
Other comprehensive loss, net of tax	(172)	(63)	(346)	409	(172)
Comprehensive (loss) income	$(329)	$1,659	$1,845	$(3,504)	$(329)

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$938	$—	$2,945	$(1)	$3,882
Interest and fees on finance receivables and loans — intercompany	367	—	4	(371)	—
Interest on loans held-for-sale	75	—	265	—	340
Interest on trading assets	—	—	1	—	1
Interest and dividends on available-for-sale investment securities	4	—	318	(2)	320
Interest and dividends on available-for-sale investment securities — intercompany	112	—	9	(121)	—
Interest-bearing cash	13	—	17	—	30
Operating leases	1,063	—	1,520	—	2,583
Total financing revenue and other interest income	2,572	—	5,079	(495)	7,156
Interest expense
Interest on deposits	52	—	528	—	580
Interest on short-term borrowings	43	—	2	—	45
Interest on long-term debt	3,691	(1)	537	(20)	4,207
Interest on intercompany debt	(21)	2	373	(354)	—
Total interest expense	3,765	1	1,440	(374)	4,832
Depreciation expense on operating lease assets	435	—	816	—	1,251
Net financing (loss) revenue	(1,628)	(1)	2,823	(121)	1,073
Dividends from subsidiaries
Nonbank subsidiaries	182	1	—	(183)	—
Other revenue
Servicing fees	434	—	89	(1)	522
Servicing asset valuation and hedge activities, net	—	—	(617)	—	(617)
Total servicing income, net	434	—	(528)	(1)	(95)
Insurance premiums and service revenue earned	—	—	1,342	—	1,342
Gain on mortgage and automotive loans, net	31	—	556	—	587
Loss on extinguishment of debt	(127)	—	(9)	12	(124)
Other gain on investments, net	6	—	501	(6)	501
Other income, net of losses	(151)	—	1,173	(561)	461
Total other revenue	193	—	3,035	(556)	2,672
Total net (loss) revenue	(1,253)	—	5,858	(860)	3,745
Provision for loan losses	(200)	—	561	—	361
Noninterest expense
Compensation and benefits expense	785	—	302	—	1,087
Insurance losses and loss adjustment expenses	—	—	511	—	511
Other operating expenses	744	—	1,875	(596)	2,023
Total noninterest expense	1,529	—	2,688	(596)	3,621
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income (loss) of subsidiaries	(2,582)	—	2,609	(264)	(237)
Income tax (benefit) expense from continuing operations	(574)	—	671	—	97
Net (loss) income from continuing operations	(2,008)	—	1,938	(264)	(334)
Income from discontinued operations, net of tax	150	3	1,214	(4)	1,363
Undistributed income (loss) of subsidiaries
Bank subsidiary	902	902	—	(1,804)	—
Nonbank subsidiaries	1,985	259	—	(2,244)	—
Net income	$1,029	$1,164	$3,152	$(4,316)	$1,029

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Net income	$1,029	$1,164	$3,152	$(4,316)	$1,029
Other comprehensive (loss) income, net of tax
Unrealized (losses) gains on investment securities
Net unrealized (losses) gains arising during the period	(174)	(85)	649	(70)	320
Less: Net realized gains reclassified to net income	3	—	499	(5)	497
Net change	(177)	(85)	150	(65)	(177)
Translation adjustments and net investment hedges
Translation adjustments	165	442	630	(1,072)	165
Hedges	(182)	—	—	—	(182)
Net change	(17)	442	630	(1,072)	(17)
Cash flow hedges
Net unrealized gains arising during the period	33	—	—	—	33
Defined benefit pension plans
Net losses, prior service costs, and transition obligations arising during the period	(40)	—	(81)	62	(59)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	—	—	(19)	—	(19)
Net change	(40)	—	(62)	62	(40)
Other comprehensive (loss) income, net of tax	(201)	357	718	(1,075)	(201)
Cumulative effect of change in accounting principle (a)	(4)	—	(4)	4	(4)
Comprehensive income	$824	$1,521	$3,866	$(5,387)	$824

(a)	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.
Condensed Consolidating Balance Sheet

December 31, 2012 ($ in millions)	Parent (a)	Guarantors	Nonguarantors (a)	Consolidating adjustments	Ally consolidated
Assets
Cash and cash equivalents
Noninterest-bearing	$729	$—	$344	$—	$1,073
Noninterest-bearing — intercompany	39	—	—	(39)	—
Interest-bearing	3,204	—	3,236	—	6,440
Interest-bearing — intercompany	—	—	452	(452)	—
Total cash and cash equivalents	3,972	—	4,032	(491)	7,513
Investment securities	—	—	14,178	—	14,178
Loans held-for-sale, net	—	—	2,576	—	2,576
Finance receivables and loans, net
Finance receivables and loans, net	12,486	—	86,569	—	99,055
Intercompany loans to
Bank subsidiary	1,600	—	—	(1,600)	—
Nonbank subsidiaries	3,514	—	672	(4,186)	—
Allowance for loan losses	(170)	—	(1,000)	—	(1,170)
Total finance receivables and loans, net	17,430	—	86,241	(5,786)	97,885
Investment in operating leases, net	2,003	—	11,547	—	13,550
Intercompany receivables from
Bank subsidiary	677	—	—	(677)	—
Nonbank subsidiaries	315	334	378	(1,027)	—
Investment in subsidiaries
Bank subsidiary	14,288	14,288	—	(28,576)	—
Nonbank subsidiaries	19,180	3,723	—	(22,903)	—
Mortgage servicing rights	—	—	952	—	952
Premiums receivable and other insurance assets	—	—	1,609	—	1,609
Other assets	2,514	—	9,968	(574)	11,908
Assets of operations held-for-sale	855	762	30,582	(23)	32,176
Total assets	$61,234	$19,107	$162,063	$(60,057)	$182,347
Liabilities
Deposit liabilities
Noninterest-bearing	$—	$—	$1,977	$—	$1,977
Noninterest-bearing — intercompany	—	—	39	(39)	—
Interest-bearing	983	—	44,955	—	45,938
Total deposit liabilities	983	—	46,971	(39)	47,915
Short-term borrowings	3,094	—	4,367	—	7,461
Long-term debt	32,342	—	42,219	—	74,561
Intercompany debt to
Nonbank subsidiaries	530	—	5,708	(6,238)	—
Intercompany payables to
Bank subsidiary	752	—	—	(752)	—
Nonbank subsidiaries	674	—	278	(952)	—
Interest payable	748	—	184	—	932
Unearned insurance premiums and service revenue	—	—	2,296	—	2,296
Accrued expenses and other liabilities	2,187	451	4,517	(570)	6,585
Liabilities of operations held-for-sale	26	725	21,948	—	22,699
Total liabilities	41,336	1,176	128,488	(8,551)	162,449
Total equity	19,898	17,931	33,575	(51,506)	19,898
Total liabilities and equity	$61,234	$19,107	$162,063	$(60,057)	$182,347

(a)	Amounts presented are based upon the legal transfer of the underlying assets to VIEs in order to reflect legal ownership.

December 31, 2011 ($ in millions)	Parent (a)	Guarantors	Nonguarantors (a)	Consolidating adjustments	Ally consolidated
Assets
Cash and cash equivalents
Noninterest-bearing	$1,413	$—	$1,062	$—	$2,475
Interest-bearing	4,848	14	5,698	—	10,560
Interest-bearing — intercompany	—	—	516	(516)	—
Total cash and cash equivalents	6,261	14	7,276	(516)	13,035
Trading assets	—	—	622	—	622
Investment securities	—	—	15,135	—	15,135
Loans held-for-sale, net	425	—	8,132	—	8,557
Finance receivables and loans, net
Finance receivables and loans, net	15,151	476	99,128	—	114,755
Intercompany loans to
Bank subsidiary	4,920	—	—	(4,920)	—
Nonbank subsidiaries	5,397	356	550	(6,303)	—
Allowance for loan losses	(245)	(2)	(1,256)	—	(1,503)
Total finance receivables and loans, net	25,223	830	98,422	(11,223)	113,252
Investment in operating leases, net	928	—	8,347	—	9,275
Intercompany receivables from
Bank subsidiary	82	—	—	(82)	—
Nonbank subsidiaries	1,070	327	577	(1,974)	—
Investment in subsidiaries
Bank subsidiary	13,094	13,094	—	(26,188)	—
Nonbank subsidiaries	17,433	3,809	—	(21,242)	—
Mortgage servicing rights	—	—	2,519	—	2,519
Premiums receivable and other insurance assets	—	—	1,853	—	1,853
Other assets	2,664	2	16,713	(638)	18,741
Assets of operations held-for-sale	(174)	—	1,244	—	1,070
Total assets	$67,006	$18,076	$160,840	$(61,863)	$184,059
Liabilities
Deposit liabilities
Noninterest-bearing	$—	$—	$2,029	$—	$2,029
Interest-bearing	1,768	—	41,253	—	43,021
Total deposit liabilities	1,768	—	43,282	—	45,050
Short-term borrowings	2,756	136	4,788	—	7,680
Long-term debt	39,615	214	53,056	—	92,885
Intercompany debt to
Nonbank subsidiaries	574	492	10,673	(11,739)	—
Intercompany payables to
Bank subsidiary	39	—	—	(39)	—
Nonbank subsidiaries	1,266	1	750	(2,017)	—
Interest payable	1,167	3	417	—	1,587
Unearned insurance premiums and service revenue	—	—	2,576	—	2,576
Accrued expenses and other liabilities	541	323	14,438	(638)	14,664
Liabilities of operations held-for-sale	—	—	337	—	337
Total liabilities	47,726	1,169	130,317	(14,433)	164,779
Total equity	19,280	16,907	30,523	(47,430)	19,280
Total liabilities and equity	$67,006	$18,076	$160,840	$(61,863)	$184,059

(a)	Amounts presented are based upon the legal transfer of the underlying assets to VIEs in order to reflect legal ownership.
Condensed Consolidating Statement of Cash Flows

Year ended December 31, 2012 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$102	$306	$5,862	$(1,221)	$5,049
Investing activities
Purchases of available-for-sale securities	—	—	(12,816)	—	(12,816)
Proceeds from sales of available-for-sale securities	—	—	7,662	—	7,662
Proceeds from maturities and repayments of available-for-sale securities	—	—	5,673	—	5,673
Net decrease (increase) in finance receivables and loans	3,027	2	(14,972)	—	(11,943)
Proceeds from sales of finance receivables and loans	352	—	1,980	—	2,332
Net decrease in loans — intercompany	3,879	105	129	(4,113)	—
Net increase in operating lease assets	(2,268)	—	(3,431)	—	(5,699)
Capital contributions to subsidiaries	(261)	—	—	261	—
Returns of contributed capital	2,079	—	—	(2,079)	—
Net cash effect from deconsolidation of ResCap	—	—	(539)	—	(539)
Proceeds from sale of business units, net	29	—	487	—	516
Other, net	(247)	(13)	(1,481)	—	(1,741)
Net cash provided by (used in) investing activities	6,590	94	(17,308)	(5,931)	(16,555)
Financing activities
Net change in short-term borrowings — third party	338	25	2,331	—	2,694
Net increase in bank deposits	—	—	7,619	(39)	7,580
Proceeds from issuance of long-term debt — third party	3,613	70	35,718	—	39,401
Repayments of long-term debt — third party	(11,238)	(73)	(28,598)	—	(39,909)
Net change in debt — intercompany	(44)	(149)	(3,984)	4,177	—
Dividends paid — third party	(802)	—	—	—	(802)
Dividends paid and returns of contributed capital — intercompany	—	(457)	(2,843)	3,300	—
Capital contributions from parent	—	169	92	(261)	—
Other, net	(785)	1	(143)	—	(927)
Net cash (used in) provided by financing activities	(8,918)	(414)	10,192	7,177	8,037
Effect of exchange-rate changes on cash and cash equivalents	(63)	—	5	—	(58)
Net decrease in cash and cash equivalents	(2,289)	(14)	(1,249)	25	(3,527)
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	(1,995)	—	(1,995)
Cash and cash equivalents at beginning of year	6,261	14	7,276	(516)	13,035
Cash and cash equivalents at end of year	$3,972	$—	$4,032	$(491)	$7,513

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$2,695	$209	$3,973	$(1,384)	$5,493
Investing activities
Purchases of available-for-sale securities	—	—	(19,377)	—	(19,377)
Proceeds from sales of available-for-sale securities	1,494	—	12,738	—	14,232
Proceeds from maturities and repayments of available-for-sale securities	1	—	4,964	—	4,965
Net increase in finance receivables and loans	(2,933)	(51)	(14,014)	—	(16,998)
Proceeds from sales of finance receivables and loans	1,346	—	1,522	—	2,868
Net decrease (increase) in loans — intercompany	2,743	11	(88)	(2,666)	—
Net decrease (increase) in operating lease assets	2,890	—	(3,901)	—	(1,011)
Capital contributions to subsidiaries	(1,634)	(855)	—	2,489	—
Returns of contributed capital	1,255	—	—	(1,255)	—
Proceeds from sale of business units, net	—	—	50	—	50
Other, net	124	(1)	1,020	—	1,143
Net cash provided by (used in) investing activities	5,286	(896)	(17,086)	(1,432)	(14,128)
Financing activities
Net change in short-term borrowings — third party	237	47	230	—	514
Net increase in bank deposits	—	—	5,840	—	5,840
Proceeds from issuance of long-term debt — third party	3,201	200	41,353	—	44,754
Repayments of long-term debt — third party	(9,414)	(226)	(30,833)	—	(40,473)
Net change in debt — intercompany	71	30	(2,755)	2,654	—
Dividends paid — third party	(819)	—	—	—	(819)
Dividends paid and returns of contributed capital — intercompany	—	(207)	(2,431)	2,638	—
Capital contributions from parent	—	855	1,634	(2,489)	—
Other, net	308	—	(74)	—	234
Net cash (used in) provided by financing activities	(6,416)	699	12,964	2,803	10,050
Effect of exchange-rate changes on cash and cash equivalents	31	—	18	—	49
Net increase (decrease) in cash and cash equivalents	1,596	12	(131)	(13)	1,464
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	(99)	—	(99)
Cash and cash equivalents at beginning of year	4,665	2	7,506	(503)	11,670
Cash and cash equivalents at end of year	$6,261	$14	$7,276	$(516)	$13,035

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$4,552	$13	$7,230	$(188)	$11,607
Investing activities
Purchases of available-for-sale securities	(1,485)	—	(22,631)	—	(24,116)
Proceeds from sales of available-for-sale securities	41	—	17,872	(41)	17,872
Proceeds from maturities and repayments of available-for-sale securities	—	—	4,527	—	4,527
Net decrease in investment securities — intercompany	323	—	260	(583)	—
Net (increase) decrease in finance receivables and loans	(5,177)	96	(12,263)	—	(17,344)
Proceeds from sales of finance receivables and loans	6	—	3,132	—	3,138
Net decrease (increase) in loans — intercompany	7,736	(283)	(302)	(7,151)	—
Net (increase) decrease in operating lease assets	(2,770)	—	7,846	—	5,076
Capital contributions to subsidiaries	(2,036)	(1,737)	—	3,773	—
Returns of contributed capital	880	—	—	(880)	—
Proceeds from sale of business unit, net	59	—	102	—	161
Other, net	104	(1)	3,016	—	3,119
Net cash (used in) provided by investing activities	(2,319)	(1,925)	1,559	(4,882)	(7,567)
Financing activities
Net change in short-term borrowings — third party	735	50	(4,414)	—	(3,629)
Net increase in bank deposits	—	—	6,556	—	6,556
Proceeds from issuance of long-term debt — third party	5,824	90	33,047	41	39,002
Repayments of long-term debt — third party	(4,292)	(256)	(44,982)	—	(49,530)
Net change in debt — intercompany	243	300	(7,774)	7,231	—
Dividends paid — third party	(1,253)	—	—	—	(1,253)
Dividends paid and returns of contributed capital — intercompany	—	—	(1,068)	1,068	—
Capital contributions from parent	—	1,725	2,048	(3,773)	—
Other, net	418	—	451	—	869
Net cash provided by (used in) financing activities	1,675	1,909	(16,136)	4,567	(7,985)
Effect of exchange-rate changes on cash and cash equivalents	—	—	102	—	102
Net increase (decrease) in cash and cash equivalents	3,908	(3)	(7,245)	(503)	(3,843)
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	725	—	725
Cash and cash equivalents at beginning of year	757	5	14,026	—	14,788
Cash and cash equivalents at end of year	$4,665	$2	$7,506	$(503)	$11,670

Guarantees and Commitments	12 Months Ended
Dec. 31, 2012
Guarantees [Abstract]
Guarantees [Text Block]
Guarantees and Commitments
Guarantees
Guarantees are defined as contracts or indemnification agreements that contingently require us to make payments to third parties based on changes in the underlying agreements with the guaranteed parties. The following summarizes our outstanding guarantees, including those of our discontinued operations, made to third parties on our Consolidated Balance Sheet, for the periods shown.

	2012		2011
December 31, ($ in millions)	Maximum liability	Carrying value of liability	Maximum liability	Carrying value of liability
Default automotive repurchases	$1,897	$—	$1,600	$—
Standby letters of credit and other guarantees	274	44	333	88

Default Automotive Repurchases
Certain of our discontinued international automotive financing businesses provide certain investors in our on-balance sheet arrangements (securitizations) and whole-loan transactions with repurchase commitments for loans that become contractually delinquent within a specified time from their date of origination or purchase. The maximum obligation represents the principal balance for loans sold that are covered by these stipulations. Refer to Note 10 for further information regarding our securitization trusts.
Standby Letters of Credit
Our Commercial Finance Group issues standby letters of credit to customers that represent irrevocable guarantees of payment of specified financial obligations. Third-party beneficiaries primarily utilize standby letters of credit as insurance in the event of nonperformance by our customers. Assets of the customers (e.g., trade receivables, inventory, and cash deposits) generally collateralize letters of credit. Expiration dates on letters of credit range from certain ongoing commitments that will expire during the upcoming year to terms of several years for certain letters of credit.
If nonperformance by a customer occurs for letters of credit, we can be liable for payment of the letter of credit to the beneficiary with our likely recourse being a charge back to the customer or liquidation of the collateral. The majority of customers with whom we have letter of credit exposure fall into the “acceptable” risk-rating category of our Commercial Finance Group's internal risk-rating system. This category is essentially at the midpoint of our risk rating classifications.
Commitments
Financing Commitments
The contractual commitments were as follows.

December 31, ($ in millions)	2012	2011
Commitments to
Sell mortgages or securities (a)	$6,282	$12,632
Originate/purchase mortgages or securities (a)	4,249	6,741
Provide capital to investees (b)	86	56
Provide retail automotive receivables to third-parties (c)	425	1,779
Warehouse and construction-lending commitments (d)	100	1,018
Home equity lines of credit (e)	411	2,234
Unused revolving credit line commitments (f)	668	1,304

(a)	Amounts primarily include commitments accounted for as derivatives.

(b)
We are committed to contribute capital to certain private equity funds. The fair value of these commitments is considered in the overall valuation of the underlying assets with which they are associated.

(c)
Certain of our discontinued international automotive financing businesses are committed to provide retail automotive receivables to third-party banks in exchange for secured debt. The transaction does not meet the definition of a sale.

(d)	The fair value of these commitments is considered in the overall valuation of the related assets.

(e)
We are committed to fund the remaining unused balances on home equity lines of credit for certain home equity loans sold into securitization structures (both on- and off-balance sheet structures) if certain deal-specific triggers are met. At December 31, 2012, the commitments to fund home equity lines of credit in off-balance sheet securitizations represented $0 million of the total unfunded commitments.

(f)	The unused portion of revolving lines of credit reset at prevailing market rates and, as such, approximate market value.
The mortgage-lending and revolving credit line commitments contain an element of credit risk. Management reduces its credit risk for unused mortgage-lending and unused revolving credit line commitments by applying the same credit policies in making commitments as it does for extending loans. We typically require collateral as these commitments are drawn.
Lease Commitments
Future minimum rental payments required under operating leases, primarily for real property, with noncancelable lease terms expiring after December 31, 2012, are as follows.

Year ended December 31, ($ in millions)
2013	$70
2014	62
2015	50
2016	29
2017	18
2018 and thereafter	23
Total minimum payment required	$252

Certain of the leases contain escalation clauses and renewal or purchase options. Rental expenses under operating leases were $63 million, $79 million, and $84 million in 2012, 2011, and 2010, respectively.
Contractual Commitments
We have entered into multiple agreements for information technology, marketing and advertising, and voice and communication technology and maintenance. Many of the agreements are subject to variable price provisions, fixed or minimum price provisions, and termination or renewal provisions.

Year ended December 31, ($ in millions)
2013	$253
2014 and 2015	159
2016 and 2017	74
2018 and thereafter	25
Total future payment obligations	$511

Contingencies And Other Risks	12 Months Ended
Dec. 31, 2012
Loss Contingency [Abstract]
Contingencies Disclosure and Other Risks [Text Block]
Contingencies and Other Risks
In the normal course of business, we enter into transactions that expose us to varying degrees of risk.
Concentration with GM and Chrysler
The profitability and financial condition of our operations are heavily dependent upon the performance, operations, and prospects of GM, Chrysler, and their dealers. We have preferred provider agreements that provide for limited exclusivity privileges with respect to subvention programs offered by GM and Chrysler. These agreements do not provide us with any benefits relating to standard rate financing or lease products. Our preferred provider agreements with GM and Chrysler terminate on December 31, 2013, and April 30, 2013, respectively.
Mortgage-Related Matters
ResCap Bankruptcy Filing
On May 14, 2012, Residential Capital, LLC (ResCap) and certain of its wholly owned direct and indirect subsidiaries (collectively, the Debtors) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (Bankruptcy Court). In connection with the filings, Ally Financial Inc. and its direct and indirect subsidiaries and affiliates (excluding the Debtors) (collectively, AFI) had reached an agreement with the Debtors and certain creditor constituencies on a prearranged Chapter 11 plan (the Plan). The Plan included a proposed settlement (the Settlement) between AFI and the Debtors, which included, among other things, an obligation of AFI to make a $750 million cash contribution to the Debtors' estate, and a release of all existing or potential causes of action between AFI and the Debtors, as well as a release of all existing or potential ResCap-related causes of action against AFI held by third parties.
The Settlement contemplated certain milestone requirements that the Debtors failed to satisfy, including the Bankruptcy Court's confirmation of the Plan on or before October 31, 2012. While the failure to meet this October 31 milestone would have resulted in the Settlement's automatic termination, AFI and the Debtors agreed to monthly temporary waivers of this automatic termination through February 28, 2013. This waiver was not extended beyond this date, and therefore the Settlement has terminated.
As a result of the termination of the Settlement, AFI is no longer obligated to make the $750 million cash contribution and neither party is bound by the Settlement. Further, AFI is not entitled to receive any releases from either the Debtors or any third party claimants, as was contemplated under the Plan and Settlement. However, AFI has not withdrawn its offer to provide a $750 million cash contribution to the Debtors' estate if an acceptable settlement can be reached. As a result of the termination of the Settlement, substantial claims could be brought against us, which could have a material adverse impact on our results of operations, financial position or cash flows. For further information with respect to the bankruptcy, refer to Note 1.
Based on our assessment of the effect of the deconsolidation of ResCap, potential obligations as a result of the ResCap bankruptcy, and other impacts related to the bankruptcy filing, we recorded a charge of $1.2 billion during the year ended December 31, 2012. This charge primarily consisted of the impairment of Ally's $442 million equity investment in ResCap and an additional $750 million, which is the amount AFI has offered to contribute to the Debtors' estate. Given the inherent uncertainty of the bankruptcy process, it is possible that the $750 million estimate could be increased or decreased in the future, but we are unable to estimate the amount of any potential modification.
Mortgage Settlements and Consent Order
On February 9, 2012, we announced that we had reached an agreement with respect to investigations into procedures followed by mortgage servicing companies and banks in connection with mortgage origination and servicing activities and foreclosure home sales and evictions (the Mortgage Settlement). Further, as a result of an examination conducted by the FRB and FDIC, on April 13, 2011, we entered into a consent order (the Consent Order) with the FRB and the FDIC, that required, among other things, GMAC Mortgage, LLC to retain independent consultants to conduct a risk assessment related to mortgage servicing activities and, separately, to conduct a review of certain past residential mortgage foreclosure actions (the Foreclosure Review). The Debtors are primarily liable for all remaining obligations under both the Mortgage Settlement and Consent Order. AFI is secondarily liable for the specific performance of required actions, and is jointly and severally liable for certain financial obligations. On September 19, 2012, the official committee of unsecured creditors appointed in the Debtors' bankruptcy cases (the Creditors' Committee) filed an objection to the Debtors' motions to compensate the independent consultants for their Foreclosure Review services. In its objection, the Creditors' Committee alleged, among other things, that AFI should be responsible for the costs of the Foreclosure Review. On October 11, 2012, the Bankruptcy Court entered an interim order allowing the Debtors to continue paying the independent consultants on an interim 90 day basis, while reserving all parties' rights with respect to the allocation of costs between the Debtors and AFI for the Foreclosure Review. On January 14, 2013, the bankruptcy court entered an interim order authorizing the Debtors to continue paying the independent consultants for their Foreclosure Review services until February 28, 2013, and then on February 28, 2013, the bankruptcy court entered an interim order authorizing the Debtors to continue paying the independent consultants until March 21, 2013, reserving all parties' rights until that time. On February 27, 2013, the Debtors filed a motion with the Bankruptcy Court seeking, for purposes of any proposed chapter 11 plan, that GMAC Mortgage's obligation to conduct and pay for independent file review regarding certain residential foreclosure actions and foreclosure sales prosecuted by GMAC Mortgage and its subsidiaries, as required under the Consent Order, be classified as a general unsecured claim in an amount to be determined, and that the automatic stay under the Bankruptcy Code be applied to prevent the FRB, the FDIC, and other governmental entities from taking any action to enforce the obligation against the Debtors. If the Bankruptcy Court approves the motion, such governmental entities are likely to seek to enforce the obligation against AFI, and any such obligations ultimately borne by AFI could be material. The Debtors have requested that the motion be heard at a hearing on March 21, 2013.
Legal Proceedings
We are subject to potential liability under various governmental proceedings, claims, and legal actions that are pending or otherwise asserted against us. We are named as defendants in a number of legal actions, and we are involved in governmental proceedings arising in connection with our respective businesses. Some of the pending actions purport to be class actions, and certain legal actions include claims for substantial compensatory and/or punitive damages or claims for indeterminate amounts of damages. We establish reserves for legal claims when payments associated with the claims become probable and the payments can be reasonably estimated. Given the inherent difficulty of predicting the outcome of litigation and regulatory matters, it is generally very difficult to predict what the eventual outcome will be, and when the matter will be resolved. The actual costs of resolving legal claims may be higher or lower than any amounts reserved for the claims.
Mortgage-backed Securities Litigation
We have previously disclosed various litigation matters where the Debtors (as defined above) were named as defendants in cases relating to mortgage-backed securities and certain other mortgage-related matters. As a result of the bankruptcy filings, all litigation against the Debtors has been automatically stayed and will be resolved in the bankruptcy litigation out of the assets of the estate. Ally believes that it has no potential future liability with respect to any litigation claims pending solely against the Debtors.
Ally Financial Inc. and certain of its subsidiaries (excluding the Debtors) (collectively, the AFI Entities) are named as defendants in various cases relating to ResCap mortgage-backed securities (MBS) and certain other mortgage-related matters, which are described in more detail below (collectively, the Mortgage Cases). In the private-label securities litigation, the plaintiffs generally allege that misstatements and omissions occurred in registration statements, prospectuses, prospectus supplements, and other documents related to MBS offerings. The alleged misstatements and omissions typically concern underwriting standards. The plaintiffs generally claim that such misstatements and omissions constitute violations of state and/or federal securities law and common law including negligent misrepresentation and fraud. Plaintiffs seek monetary damages and rescission. In these cases, the claims against Ally Financial Inc. are all indirect or vicarious in nature, which generally requires proof of direct liability against the underlying Debtor entities before the litigants can seek to hold Ally Financial Inc. responsible for such underlying conduct. With respect to the private-label monoline bond insurer claims, certain monoline bond insurers generally allege breach of contract and fraud, as described more specifically below.
As described earlier, the proposed bankruptcy Plan, which provided for a release of all existing and potential causes of action against the AFI Entities held by ResCap (including the Mortgage Cases), has been terminated. As a result, the Mortgage Cases are expected to proceed against us. We intend to vigorously defend these cases.
Other than the Cambridge Place I and II, New Jersey Carpenters, FHFA and FDIC matters, all of the private-label securities matters are currently subject to orders entered by the Bankruptcy Court staying the matter through April 30, 2013 in connection with the Debtors bankruptcy. The Cambridge Place I and II and New Jersey Carpenters matters are currently subject to stay orders through March 31, 2013, and the FHFA and FDIC matters are currently proceeding against the applicable Ally defendants. Other than the MBIA matter, all of the private-label monoline bond insurer claims are currently subject to orders entered by the Bankruptcy Court staying the matter through April 30, 2013 in connection with the Debtors bankruptcy. The MBIA matter is currently proceeding against the applicable Ally defendants. All of the stay orders permit motion to dismiss practice and limited discovery to proceed for and against the non-Debtor Ally defendants.
Set forth below are descriptions of these proceedings.
Private-label Securities Litigation
Allstate Litigation
On February 14, 2011, the Allstate Insurance Company and various of its subsidiaries and affiliates (collectively, Allstate) filed a complaint in Hennepin County District Court, Minnesota, against Ally Securities LLC (Ally Securities) and a number of ResCap entities. The complaint alleges that the defendants misrepresented in the offering materials the riskiness and credit quality of, and omitted material information related to, residential mortgage-backed securities (MBS) Allstate purchased. The complaint asserts claims for fraud and negligent misrepresentation and seeks money damages and costs, including attorneys' fees. A motion to dismiss the amended complaint was granted in part and denied in part on November 28, 2011, pursuant to which the court dismissed the negligent misrepresentation claim and allowed the fraud and Consumer Fraud Act claims to proceed.
Cambridge Place I and II Litigation
On February 11, 2011, Cambridge Place Investments filed two complaints against Ally Securities and a number of ResCap entities alleging violations of state securities laws and seeks, in both cases, recovery of money damages, together with statutory interest from the date of payment, costs, and attorneys' fees. Plaintiff dismissed the Debtor entities in March 2012 and the case remains pending against Ally Securities only.
FDIC Litigation
The Federal Deposit Insurance Corporation filed four complaints against Ally Securities between May 2012 and August 2012 alleging violations of federal and state securities laws, in each alleging that Ally Securities made misleading statements in a registration statement. Plaintiff seeks rescission and money damages in all cases including pre- and post-judgment interest, attorney's fees and costs of court. Ally Securities has filed motions to dismiss in three of the four cases, and expects to file a motion to dismiss in the fourth case as well.
FHFA Litigation
FHFA, as conservator for Freddie Mac, filed a complaint on September 2, 2011, against Ally Financial Inc., Ally Securities, GMAC Mortgage Group (GMACMG), and a number of ResCap entities, in New York County Supreme Court. The case was removed to Federal District Court, Southern District of New York. Subsequent to the ResCap bankruptcy filing, the FHFA amended its complaint to remove all Debtor entities. The complaint alleges that Ally Financial Inc., GMACMG and Ally Securities violated federal and state securities laws and engaged in aiding and abetting a fraud, asserts control person liability against Ally Financial. The plaintiff seeks rescission and recovery of money damages, with interest, as well as consequential and punitive damages, attorney's fees and costs and judgment interest. Motions to dismiss were filed by defendants on July 13, 2012, and were granted in part and denied in part on December 19, 2012. The dismissed portions of the complaint did not substantially alter the original allegations, entities involved, or securities offerings at issue in the case.
FHLB Litigation
Federal Home Loan Bank (FHLB) of Indianapolis filed an Amended Complaint in Marion County Superior Court for rescission and damages on July 14, 2011, asserting claims for common law negligence and violations of state and federal securities laws, and names Ally Securities, and GMACMG, and a number of ResCap entities. The complaint alleges that the offering documents for the securities underwritten and issued by the defendants contained material misrepresentations of fact, evidenced by high default and foreclosure rates, and seeks damages or statutory recovery upon tender, plus interest, attorneys' fees, and costs, including expert witness fees and an order voiding the transactions at issue. The defendants filed a motion to dismiss, which was granted in part and denied in part. The negligent misrepresentation claim remains against Ally Securities only.
FHLB of Boston filed a complaint on April 20, 2011, in Suffolk County Superior Court, naming numerous defendants including Ally Financial Inc.; GMACMG, and a number of ResCap entities. The complaint alleges that the defendants collectively packaged, marketed, offered, and sold private-label MBS, and FHLB of Boston purchased such securities in reliance upon misstatements and omissions of material facts in the offering documents. The complaint alleges negligent misrepresentation and violations of the Massachusetts Uniform Securities Act. Plaintiffs seek damages, plus interest, attorneys' fees, and costs, including expert witness fees. The defendants removed this case to federal court. The AFI Entities filed a Motion to Dismiss on October 11, 2012.
FHLB of Chicago filed a Corrected Amended Complaint for Rescission and Damages on October 15, 2011, in Cook County Circuit Court, which names, among other defendants, Ally Financial Inc., Ally Securities, GMACMG, and a number of ResCap entities. The complaint alleges that the offering documents for the securities underwritten and issued by defendants contained material misrepresentations of fact and asserts claims for violations of state securities law and negligent misrepresentation. The complaint seeks rescission of the transactions at issue, money damages, and attorney's fees and costs, including expert witness fees. The defendants' motion to dismiss was denied September 12, 2012.
John Hancock Litigation
John Hancock Life Insurance Company filed a complaint in Hennepin County, Minnesota on July 27, 2012 against Ally Financial Inc., Ally Bank, Ally Securities, GMACMG and a number of ResCap individual directors and officers. The complaint alleges fraud, aiding and abetting fraud, negligent misrepresentation, and violations of federal and state securities laws. The plaintiff seeks rescission and money damages, including costs, reasonable attorneys' fees and expert fees, and prejudgment interest relating to forty-nine securities offerings.
Huntington Bancshares Litigation
Huntington Bancshares, Inc. (Huntington), commenced a lawsuit on October 11, 2011, against Ally Financial Inc., Ally Securities, and a number of ResCap entities and individual directors and officers. The complaint alleges that the defendants made misrepresentations and omissions of material facts related to the originator's loan underwriting guidelines in the offering materials for five residential mortgage-backed securities. The complaint asserts claims for fraud, aiding and abetting fraud, negligent misrepresentation, and violation of the Minnesota Securities Act and seeks rescission, money damages, and certain costs. The defendants' motion to dismiss was granted and all parties and claims were dismissed with prejudice on December 11, 2012. The plaintiff filed a timely notice of appeal on February 8, 2013. No appeal dates have been set.
Massachusetts Mutual Life Insurance Company Litigation
On February 9, 2011, the Massachusetts Mutual Life Insurance Company (MassMutual) filed a complaint in the United States District Court for the District of Massachusetts against numerous defendants, including Ally Securities and a former director of ResCap. The complaint alleges that the defendants' public filings and offering documents associated with MBS that MassMutual purchased contained false statements and omissions of material facts. MassMutual asserts claims for violations of the Massachusetts Uniform Securities Act and seeks both compensatory and statutory damages. The defendants' motion to dismiss was granted in part and denied in part in February 2012, although claims against Ally Securities remain.
New Jersey Carpenters Litigation
On January 3, 2011, New Jersey Carpenters Health Fund, New Jersey Carpenters Vacation Fund, and Boilermaker Blacksmith National Pension Trust, on behalf of themselves and a putative class (collectively, New Jersey Carpenters), filed a Consolidated Second Amended Securities Class Action Complaint against numerous defendants including Ally Securities, and a number of ResCap entities and individual directors and officers. The complaint alleges that the plaintiffs and the class purchased MBS between June 28, 2006, and May 30, 2007, and asserts that the offering documents associated with these transactions contained misrepresentations and omitted material information in violation of the federal securities laws. The complaint seeks compensatory damages, rescission or a rescissory measure of damages, and attorneys' fees and costs, among other relief. New Jersey Carpenters moved for class certification. The court denied the plaintiffs' motion for class certification, and the Plaintiffs appealed and 2nd Circuit affirmed the District Court's ruling. Plaintiffs were then allowed limited discovery to re-attempt class certification and the District Court certified a modified class and allowed claims to be reinstated by certain intervenors. The defendants have filed a motion for reconsideration of class certification.
Stichting Pensioenfonds Litigation
On October 11, 2011 Stichting filed a complaint in District Court of Minnesota against Ally Financial Inc., Ally Securities, and a number of ResCap entities and individual directors and officers. The complaint alleges fraud, aiding and abetting fraud, negligent misrepresentation and violation of state securities laws and seeks money damages, including attorney's fees, court costs and expert fees, and judgment interest. The Defendants filed a motion to dismiss on July 30, 2012. The plaintiffs subsequently were granted leave to amend their complaint which added Ally Bank, IB Finance Holding Co., and two securities offerings. The Defendants anticipate filing a motion to dismiss.
Union Central Life Litigation
Union Central filed a complaint on April 28, 2011 against Ally Financial Inc., Ally Securities and a number of ResCap entities and a former ResCap director alleging violation of the federal securities laws, state common law fraud, negligent misrepresentation and unjust enrichment. The plaintiff seeks compensatory and statutory damages, and attorneys fees and costs, including expert witness fees. A motion to dismiss was filed on July 27, 2012.
Western & Southern Litigation
Western & Southern filed a complaint on June 30, 2011 in Hamilton County, Ohio against Ally Securities and a number of ResCap entities alleging violation of state securities laws and negligent misrepresentation and seeks rescission and money damages, including compensatory and punitive damages, interest, and attorney's fees and costs. A motion to dismiss was granted for all parties except Ally Securities.
Private-label Monoline Bond Insurer Claims
Assured Guaranty Litigation
Assured Guaranty filed a complaint on May 11, 2012 in Federal District Court, the Southern District of New York, against Ally Financial, Ally Bank and a number of ResCap entities alleging claims for breach of contract, reimbursement and indemnification under New York law and seeks monetary damages in connection with 2004 and 2006 mortgage securitizations.
MBIA Litigation
MBIA Insurance Corporation (MBIA) filed complaints on December 4, 2008, and April 1, 2010, in the New York County Supreme Court against GMAC Mortgage and RFC. The complaints allege that defendants breached their contractual representations and warranties relating to the characteristics of mortgage loans contained in certain insured MBS offerings and includes claims for fraud, improper servicing and failure to notify the insurer of the alleged breach. Both cases were automatically stayed on May 14, 2012 in connection with the Debtors' bankruptcy filings. MBIA subsequently filed a complaint on September 17, 2012 against Ally Financial Inc., IB Finance Holding Company LLC, Ally Bank, Ally Securities, and GMACMG, alleging aiding and abetting common law fraud, and against Ally Bank, breach of contract relating to the characteristics of the mortgage loans contained in certain insured offerings and seeks damages relating to all claims. The Defendants filed a motion to dismiss on February 15, 2013.
FGIC Litigation
FGIC filed twelve complaints in New York state court against Ally Financial Inc. (ten of the twelve), Ally Bank (four of the twelve) and a number of ResCap entities between November 29, 2011 and March 13, 2012, alleging that the Debtor defendants breached their contractual representations and warranties relating to the characteristics of mortgage loans contained in certain insured MBS offerings. FGIC also alleges that Ally Financial Inc. is liable under alter ego and fraudulent inducement theories and that Ally Bank aided and abetted such fraudulent inducement and seeks damages relating to all claims. All of the FGIC cases were removed to the U.S. District Court for the Southern District of New York, and the defendants have asked the Court for leave to file motions to dismiss each case.
Regulatory Matters
We continue to respond to subpoenas and document requests from the SEC, seeking information covering a wide range of mortgage-related matters, including, among other things, various aspects surrounding securitizations of residential mortgages. We are also responding to subpoenas received from the U.S. Department of Justice, which include broad requests for documentation and other information in connection with its investigation of potential fraud and other potential legal violations related to mortgage backed securities, as well as the origination and/or underwriting of mortgage loans. In addition, the CFPB has recently advised us that they are investigating certain of our retail financing practices. It is possible that this could result in actions against us.
Loan Repurchases and Obligations Related to Loan Sales
Representation and Warranty Obligation Reserve Methodology
A significant portion of our representation and warranty obligations were eliminated as a result of the deconsolidation of ResCap. Representation and warranty reserve was $105 million at December 31, 2012 with respect to Ally Bank's sold and serviced loans. The current liability for representation and warranty obligations reflects management's best estimate of probable losses with respect to Ally Bank's mortgage loans sold to Freddie Mac and Fannie Mae. We considered historical and recent demand trends in establishing the reserve. The methodology used to estimate the reserve considers a variety of assumptions including borrower performance (both actual and estimated future defaults), repurchase demand behavior, historical loan defect experience, historical mortgage insurance rescission experience, and historical and estimated future loss experience, which includes projections of future home price changes as well as other qualitative factors including investor behavior. It is difficult to predict and estimate the level and timing of any potential future demands. In cases where we may not be able to reasonably estimate losses, a liability is not recognized. Management monitors the adequacy of the overall reserve and makes adjustments to the level of reserve, as necessary, after consideration of other qualitative factors including ongoing dialogue and experience with counterparties.
At the time a loan is sold, an estimate of the fair value of the liability is recorded and classified in accrued expenses and other liabilities on our Consolidated Balance Sheet and recorded as a component of gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income. We recognize changes in the liability when additional relevant information becomes available. Changes in the estimate are recorded as other operating expenses in our Consolidated Statement of Income. The repurchase reserve at December 31, 2012, relates exclusively to GSE exposure.
The following table summarizes the changes in our reserve for representation and warranty obligations.

Year ended December 31, ($ in millions)	2012 (a)	2011
Balance at January 1,	$825	$830
Provision for mortgage representation and warranty expenses
Loan sales	16	19
Change in estimate — continuing operations	67	324
Total additions	83	343
Resolved claims (b)	(146)	(360)
Recoveries	8	12
Deconsolidation of ResCap	(665)	—
Balance at December 31,	$105	$825

(a)	The remaining balance is at Ally Bank as a result of the deconsolidation of ResCap. Refer to Note 1 for more information regarding the Debtors' Bankruptcy and the deconsolidation of ResCap.

(b)	Includes principal losses and accrued interest on repurchased loans, indemnification payments, and settlements with counterparties.
Other Contingencies
We are subject to potential liability under various other exposures including tax, nonrecourse loans, self-insurance, and other miscellaneous contingencies. We establish reserves for these contingencies when the loss becomes probable and the amount can be reasonably estimated. The actual costs of resolving these items may be substantially higher or lower than the amounts reserved for any one item. Based on information currently available, it is the opinion of management that the eventual outcome of these items will not have a material adverse impact on our results of operations, financial position, or cash flows.

Quarterly Financial Statments (unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Statements [Abstract]
Quarterly Financial Information [Text Block]
Quarterly Financial Statements (unaudited)

2012 ($ in millions)	First quarter	Second quarter	Third quarter	Fourth quarter
Net financing revenue	$351	$457	$472	$611
Other revenue	605	714	775	480
Total net revenue	956	1,171	1,247	1,091
Provision for loan losses	98	33	105	93
Total noninterest expense	855	971	845	951
Income from continuing operations before income tax expense (benefit)	3	167	297	47
Income tax expense (benefit) from continuing operations	1	(16)	46	(887)
Net income from continuing operations	2	183	251	934
Income (loss) from discontinued operations, net of tax	308	(1,081)	133	466
Net income (loss)	$310	$(898)	$384	$1,400
Basic earnings per common share
Net (loss) income from continuing operations	$(149)	$(13)	$38	$551
Net income (loss)	82	(825)	137	901
Diluted earnings per common share
Net (loss) income from continuing operations	(149)	(13)	38	455
Net income (loss)	82	(825)	137	700
2011
Net financing revenue	$212	$340	$254	$318
Other revenue	536	611	550	591
Total net revenue	748	951	804	909
Provision for loan losses	79	57	55	(30)
Total noninterest expense	842	920	745	921
(Loss) income from continuing operations before income tax expense	(173)	(26)	4	18
Income tax expense from continuing operations	10	8	10	14
Net (loss) income from continuing operations	(183)	(34)	(6)	4
Income (loss) from discontinued operations, net of tax	329	147	(204)	(210)
Net income (loss)	$146	$113	$(210)	$(206)
Basic and diluted earnings per common share
Net loss from continuing operations	$(266)	$(170)	$(154)	$(147)
Net loss	(19)	(58)	(308)	(305)

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events
Declaration of Quarterly Dividend Payments
On January 3, 2013, the Ally Board of Directors declared quarterly dividend payments on certain outstanding preferred stock. This included a cash dividend of $1.125 per share, or a total of $134 million, on Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F-2; a cash dividend of $17.50 per share, or a total of $45 million, on Fixed Rate Cumulative Perpetual Preferred Stock, Series G; and a cash dividend of $0.53 per share, or a total of $22 million, on Fixed Rate/Floating Rate Perpetual Preferred Stock, Series A. The dividends were paid on February 15, 2013.
Canadian Automotive Finance Operation Sale
On February 1, 2013, we completed the sale of our Canadian automotive finance operation, Ally Credit Canada Limited, and ResMor Trust (Ally Canada) to Royal Bank of Canada. Ally received $4.1 billion USD for the business in the form of a $3.7 billion payment at closing and $400 million of dividends from Ally Canada following the announcement of the transaction.
Discontinued Operations
During the three months ended March 31, 2013, the operations of Residential Capital, LLC (ResCap) were classified as discontinued. Refer to Note 2 for further details.
The previously issued Consolidated Financial Statements, for all years presented, have been recast, such that all the operating results for ResCap were removed from continuing operations and are presented separately as discontinued. The Notes to the Consolidated Financial Statements were adjusted to exclude discontinued operations unless otherwise noted. This reclassification has no effect on our reported net income for any of the years presented.

Description Of Business, Basis of Presentation, And Changes in Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Consolidation, Policy [Policy Text Block]
The Consolidated Financial Statements include our accounts and accounts of our majority-owned subsidiaries after eliminating all significant intercompany balances and transactions and include all variable interest entities (VIEs) in which we are the primary beneficiary. Refer to Note 10 for further details on our VIEs.

Basis of Accounting [Text Block]
Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP). Additionally, where applicable, the policies conform to the accounting and reporting guidelines prescribed by bank regulatory authorities.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates and Assumptions
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and that affect income and expenses during the reporting period and related disclosures. In developing the estimates and assumptions, management uses all available evidence; however, actual results could differ because of uncertainties associated with estimating the amounts, timing, and likelihood of possible outcomes.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and certain highly liquid investment securities with maturities of three months or less from the date of purchase. Cash and cash equivalents that have restrictions on our ability to withdraw the funds are included in other assets on our Consolidated Balance Sheet. The book value of cash equivalents approximates fair value because of the short maturities of these instruments. Certain securities with original maturities less than 90 days that are held as a portion of longer-term investment portfolios, primarily held by our Insurance operations, are classified as investment securities.

Marketable Securities, Policy [Policy Text Block]
Securities
Our portfolio of securities includes government securities, corporate bonds, asset- and mortgage-backed securities (MBS), interests in securitization trusts, equity securities, and other investments. Securities are classified based on management's intent. Our trading assets primarily consisted of MBS and retained and purchased interests in certain securitizations. The trading assets are carried at fair value with changes in fair value recorded in current period earnings. All other securities are classified as available-for-sale and carried at fair value with unrealized gains and losses included in accumulated other comprehensive income or loss, on an after-tax basis. Premiums and discounts on debt securities are amortized as an adjustment to investment yield generally over the stated maturity of the security. We employ a systematic methodology that considers available evidence in evaluating potential other-than-temporary impairment of our investments classified as available-for-sale. If the cost of an investment exceeds its fair value, we evaluate, among other factors, the magnitude and duration of the decline in fair value. We also evaluate the financial health of and business outlook for the issuer, the performance of the underlying assets for interests in securitized assets, and our intent and ability to hold the investment.
Once a decline in fair value of an equity security is determined to be other-than-temporary, an impairment charge for the credit component is recorded to other gain (loss) on investments, net, in our Consolidated Statement of Income, and a new cost basis in the investment is established. Noncredit component losses of a debt security are recorded in other comprehensive income (loss) when we do not intend to sell the security or it is not more likely than not that we will have to sell the security prior to the security's anticipated recovery. Noncredit component losses are amortized over the remaining life of the debt security by offsetting the recorded value of the asset.
Realized gains and losses on investment securities are reported in other gain (loss) on investments, net, and are determined using the specific identification method.
For information on investment securities refer to Note 6.

Finance, Loan and Lease Receivables, Held-for-sale, Policy [Policy Text Block]
Loans Held-for-sale
Loans held-for-sale may include consumer automobile, consumer mortgage, and commercial receivables and loans. Loans held-for-sale are carried at either fair value because of the fair value option election or lower of cost or estimated fair value. Loan origination fees, as well as discount points and incremental direct origination costs, are initially recorded as an adjustment of the cost basis of the loan and are reflected in the gain or loss on sale of loans when sold. Fair value is determined by type of loan and is generally based on contractually established commitments from investors, current investor yield requirements, current secondary market pricing, or cash flow models using market-based yield requirements. Our fair value option election loans primarily consist of conforming and government-insured mortgage loans. Refer to Note 7 for information on loans held-for-sale and Note 25 for information on fair value measurement.

Finance, Loans and Leases Receivable, Policy [Policy Text Block]
Finance Receivables and Loans
Finance receivables and loans are reported at the principal amount outstanding, net of unearned income, premiums and discounts, and allowances. Unearned income, which includes unearned rate support received from an automotive manufacturer on certain automotive loans and deferred origination fees reduced by origination costs, is amortized over the contractual life of the related finance receivable or loan using the effective interest method. We make incentive payments for consumer auto loan originations to automotive dealers under our Ally Dealer Rewards Program and account for these payments as direct loan origination costs. Loan commitment fees are generally deferred and amortized over the commitment period. For information on finance receivables and loans, refer to Note 8.
We classify finance receivables and loans between loans held-for-sale and loans held-for-investment based on management's assessment of our intent and ability to hold loans for the foreseeable future or until maturity. Management's intent and ability with respect to certain loans may change from time to time depending on a number of factors including economic, liquidity, and capital conditions. Management's view of the foreseeable future is based on the longest reasonably reliable net income, liquidity, and capital forecast period.
Our portfolio segments are based on the level at which we develop and document our methodology for determining the allowance for loan losses. Additionally, the classes of finance receivables are based on several factors including the method for monitoring and assessing credit risk, the method of measuring carrying value, and the risk characteristics of the finance receivable. Based on an evaluation of our process for developing the allowance for loan losses including the nature and extent of exposure to credit risk arising from finance receivables, we have determined our portfolio segments to be consumer automobile, consumer mortgage, and commercial.

•	Consumer automobile — Consists of retail automobile financing for new and used vehicles.

•	Consumer mortgage — Consists of the following classes of finance receivables.

•	1st Mortgage — Consists of residential mortgage loans that are secured in a first-lien position and have priority over all other liens or claims on the respective collateral.

•	Home equity — Consists of residential home equity loans or mortgages with a subordinate-lien position.

•	Commercial — Consists of the following classes of finance receivables.

•	Commercial and Industrial

•
Automobile — Consists of financing operations to fund dealer purchases of new and used vehicle through wholesale or floorplan financing. Additional commercial offerings include automotive dealer term loans, revolving lines of credit, and dealer fleet financing.

•	Mortgage — Consists primarily of warehouse lending.

•	Other — Consists of senior secured commercial lending.

•	Commercial Real Estate

•	Automobile — Consists of term loans to finance dealership land and buildings.

•
Mortgage — Related primarily to activities within our business capital group, which provides financing to residential land developers and homebuilders. These activities are in wind-down and do not represent a material component of our business.

Nonaccrual Loans
Revenue recognition is suspended when any finance receivables and loans are placed on nonaccrual status. Generally, all classes of finance receivables and loans are placed on nonaccrual status when principal or interest has been delinquent for 90 days or when full collection is determined not to be probable. Exceptions include commercial real estate loans that are placed on nonaccrual status when delinquent for 60 days. These loans are reported as nonperforming loans in Note 8. Revenue accrued, but not collected, at the date finance receivables and loans are placed on nonaccrual status is reversed and subsequently recognized only to the extent it is received in cash or until it qualifies for return to accrual status. However, where there is doubt regarding the ultimate collectability of loan principal, all cash received is applied to reduce the carrying value of such loans. Finance receivables and loans are restored to accrual status only when contractually current and the collection of future payments is reasonably assured.
Generally, we recognize all classes of loans as past due when they are 30 days delinquent on making a contractually required payment.
Impaired Loans
All classes of loans are considered impaired when we determine it is probable that we will be unable to collect all amounts due (both principal and interest) according to the terms of the loan agreement.
For all classes of consumer loans, impaired loans are loans that have been modified in troubled debt restructurings.
All classes of commercial loans are considered impaired on an individual basis and reported as impaired when we determine it is probable that we will be unable to collect all amounts due according to the terms of the loan agreement.
For all classes of impaired loans, income recognition is consistent with that of nonaccrual loans discussed above. For collateral dependent loans, if the recorded investment in impaired loans exceeds the fair value of the collateral, a charge-off is recorded consistent with the TDR discussion below.
Troubled Debt Restructurings (TDRs)
When the terms of finance receivables or loans are modified, consideration must be given as to whether or not the modification results in a TDR. A modification is considered to be a TDR when both a) the borrower is experiencing financial difficulty and b) we grant a concession to the borrower. These considerations require significant judgment and vary by portfolio segment. In all cases, the cumulative impacts of all modifications are considered at the time of the most recent modification.
For all classes of consumer loans, various qualitative factors are utilized for assessing the financial difficulty of the borrower. These include, but are not limited to, the borrowers default status on any of its debts, bankruptcy and recent changes in financial circumstances (loss of job, etc.). A concession has been granted when as a result of the modification we do not expect to collect all amounts due, including interest accrued at the original contract rate. Types of modifications that may be considered concessions include but are not limited to extensions of terms at a rate that does not constitute a market rate, a reduction, deferral or forgiveness of principal or interest owed and loans that have been discharged in a Chapter 7 Bankruptcy and have not been reaffirmed by the borrower.
In addition to the modifications noted above, in our consumer automobile class of loans we also provide extensions or deferrals of payments to borrowers who we deem to be experiencing only temporary financial difficulty. In these cases, there are limits within our operational policies to minimize the number of times a loan can be extended, as well as limits to the length of each extension, including a cumulative cap over the life of the loan. Before offering an extension or deferral, we evaluate the capacity of the customer to make the scheduled payments after the deferral period. During the deferral period, we continue to accrue and collect interest on the loan as part of the deferral agreement. We grant these extensions or deferrals when we expect to collect all amounts due including interest accrued at the original contract rate.
A restructuring that results in only a delay in payment that is deemed to be insignificant is not a concession and such modification is not considered to be a TDR. In order to assess whether a restructuring that results in a delay in payment is insignificant, we consider the amount of the restructured payments subject to delay in conjunction with the unpaid principal balance or the collateral value of the loan, whether or not the delay is significant with respect to the frequency of payments under the original contract, or the loan's original expected duration. In the cases where payment extensions on our automobile loan portfolio cumulatively extend beyond 90 days and are more than 10% of the original contractual term or any cumulative extension beyond 180 days, we deem the delay in payment to be more than insignificant, and as such, classify these types of modifications as TDRs. Otherwise, we believe that the modifications do not represent a concessionary modification and accordingly, they are not classified as TDRs.
For all classes of commercial loans, similar qualitative factors are considered when assessing the financial difficulty of the borrower. In addition to the factors noted above, consideration is also given to the borrower's forecasted ability to service the debt in accordance with the contractual terms, possible regulatory actions and other potential business disruptions (e.g. the loss of a significant customer or other revenue stream). Consideration of a concession is also similar for commercial loans. In addition to the factors noted above, consideration is also given to whether additional guarantees or collateral have been provided.
For all loans, TDR classification typically results from our loss mitigation activities. For loans held-for-investment that are not carried at fair value and are TDRs, impairment is typically measured based on the differences between the net carrying value of the loan and the present value of the expected future cash flows of the loan. The loan may also be measured for impairment based on the fair value of the underlying collateral less costs to sell for loans that are collateral dependent. We recognize impairment by either establishing a valuation allowance or recording a charge-off.
The financial impacts of modifications that meet the definition of a TDR are reported in the period in which they are identified as TDRs. Additionally, if a loan that is classified as a TDR redefaults within twelve months of the modification, we are required to disclose such instances of redefault. For the purpose of this disclosure, we have determined that a loan is considered to have redefaulted when the loan meets the requirements for evaluation under our charge-off policy except for commercial loans where redefault is defined as 90 days past due.
Our policy is to generally place all TDRs on nonaccrual status until the loan has been brought fully current, the collection of contractual principal and interest is reasonably assured, and six consecutive months of repayment performance is achieved. In certain cases, if a borrower has been current up to the time of the modification and repayment of the debt subsequent to the modification is reasonably assured, we may choose to continue to accrue interest on the loan.
Charge-offs
As a general rule, consumer automobile loans are written down to estimated collateral value, less costs to sell, once a loan becomes 120 days past due. Consumer first-lien mortgage loans, which consists of our entire 1st mortgage class and a subset of our home equity class that are secured by real estate in a first-lien position are written down to the estimated fair value of the collateral, less costs to sell, once a mortgage loan becomes 180 days past due. Second-lien consumer mortgage loans within our home equity class are charged off at 180 days past due. Second-lien consumer mortgage loans in bankruptcy that are 60 days past due are fully charged off within 60 days of receipt of notification of filing from the bankruptcy court. Consumer automobile and first-lien consumer mortgage loans in bankruptcy that are 60 days past due are written down to the estimated fair value of the collateral, less costs to sell, within 60 days of receipt of notification of discharge from the bankruptcy court. Regardless of other timelines noted within this policy, loans are considered collateral dependent at the time foreclosure or repossession proceedings begin and are charged off to the estimated fair value of the underlying collateral, less costs to sell at that time.
Commercial loans are individually evaluated and where collectability of the recorded balance is in doubt are written down to the estimated fair value of the collateral less costs to sell. Generally, all commercial loans are charged off when it becomes unlikely that the borrower is willing or able to repay the remaining balance of the loan and any underlying collateral is not sufficient to recover the outstanding principal. Collateral dependent loans are charged-off to the fair market value of collateral less costs to sell and non-collateral dependent loans are fully written-off.

Loans and Leases Receivable, Allowance for Loan Losses Policy [Policy Text Block]
Allowance for Loan Losses
The allowance for loan losses (the allowance) is management's estimate of incurred losses in the lending portfolios. We determine the amount of the allowance required for each of our portfolio segments based on its relative risk characteristics. The evaluation of these factors for both consumer and commercial finance receivables and loans involves complex, subjective judgments. Additions to the allowance are charged to current period earnings through the provision for loan losses; amounts determined to be uncollectible are charged directly against the allowance, net of amounts recovered on previously charged-off accounts.
The allowance is comprised of two components: specific reserves established for individual loans evaluated as impaired and portfolio-level reserves established for large groups of typically smaller balance homogeneous loans that are collectively evaluated for impairment. We evaluate the adequacy of the allowance based on the combined total of these two components. Determining the appropriateness of the allowance is complex and requires judgment by management about the effect of matters that are inherently uncertain. It is possible that others, given the same information, may at any point in time reach different reasonable conclusions.
Measurement of impairment for specific reserves is generally determined on a loan-by-loan basis. Loans determined to be specifically impaired are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, an observable market price, or the estimated fair value of the collateral less estimated costs to sell, whichever is determined to be the most appropriate. When these measurement values are lower than the carrying value of that loan, impairment is recognized. Loans that are not identified as individually impaired are pooled with other loans with similar risk characteristics for evaluation of impairment for the portfolio-level allowance.
For the purpose of calculating portfolio-level reserves, we have grouped our loans into three portfolio segments: consumer automobile, consumer mortgage, and commercial. The allowance consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, and includes a qualitative component based on management judgment. Management takes into consideration relevant qualitative factors, including external and internal trends such as the impacts of changes in underwriting standards, collections and account management effectiveness, geographic concentrations, and economic events, among other factors, that have occurred but are not yet reflected in the quantitative assessment component. All qualitative adjustments are adequately documented, reviewed, and approved through our established risk governance processes. Refer to Note 8 for information on the allowance for loan losses.
Consumer Loans
Our consumer automobile and consumer mortgage portfolio segments are reviewed for impairment based on an analysis of loans that are grouped into common risk categories (i.e., past due status, loan or lease type, collateral type, borrower, industry or geographic concentrations). We perform periodic and systematic detailed reviews of our lending portfolios to identify inherent risks and to assess the overall collectability of those portfolios. Loss models are utilized for these portfolios, which consider a variety of credit quality indicators including, but not limited to, historical loss experience, current economic conditions, anticipated repossessions or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type.
Consumer Automobile Portfolio Segment
The allowance for loan losses within the consumer automobile portfolio segment is calculated using proprietary statistical models and other risk indicators applied to pools of loans with similar risk characteristics, including credit bureau score and loan-to-value ratios to arrive at an estimate of incurred losses in the portfolio. These statistical loss forecasting models are utilized to estimate incurred losses and consider a variety of factors including, but not limited to, historical loss experience, estimated defaults based on portfolio trends, delinquencies, and general economic and business trends. These statistical models predict forecasted losses inherent in the portfolio based on both vintage and migration analyses.
The forecasted losses consider historical factors such as frequency (the number of contracts that we expect to default) and loss severity (the expected loss on a per vehicle basis). The loss severity within the consumer automobile portfolio segment is impacted by the market values of vehicles that are repossessed. Vehicle market values are affected by numerous factors including vehicles supply, the condition of the vehicle upon repossession, the overall price and volatility of gasoline or diesel fuel, consumer preference related to specific vehicle segments, and other factors. The historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment.
The quantitative assessment component may be supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred but are not yet reflected in the forecasted losses and may affect the performance of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our consumer automobile portfolio segment did not change during 2012.
Consumer Mortgage Portfolio Segment
The allowance for loan losses within the consumer mortgage portfolio segment is calculated by using proprietary statistical models based on pools of loans with similar risk characteristics, including credit score, loan-to-value, loan age, documentation type, product type, and loan purpose, to arrive at an estimate of incurred losses in the portfolio. These statistical loss forecasting models are utilized to estimate incurred losses and consider a variety of factors including, but not limited to, historical loss experience, estimated foreclosures or defaults based on portfolio trends, delinquencies, and general economic and business trends.
The forecasted losses are statistically derived based on a suite of behavioral based transition models. This transition framework predicts various stages of delinquency, default, and voluntary prepayment over the course of the life of the loan. The transition probability is a function of the loan and borrower characteristics and economic variables and considers historical factors such as frequency (the number of contracts that we expect to default) and loss severity (the expected loss on a per loan basis). When a default event is predicted, a severity model is applied to estimate future loan losses. Loss severity within the consumer mortgage portfolio segment is impacted by the market values of foreclosed properties, which is affected by numerous factors, including geographic considerations and the condition of the foreclosed property. The historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment.
The quantitative assessment component is supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred but are not yet reflected in the forecasted losses and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our consumer mortgage portfolio segment did not change during 2012.
Commercial
The allowance for loan losses within the commercial portfolio is comprised of reserves established for specific loans evaluated as impaired and portfolio-level reserves based on nonimpaired loans grouped into pools based on similar risk characteristics and collectively evaluated.
A commercial loan is considered impaired when it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan agreement based on current information and events. These loans are primarily evaluated individually and are risk-rated based on borrower, collateral, and industry-specific information that management believes is relevant in determining the occurrence of a loss event and measuring impairment. Management establishes specific allowances for commercial loans determined to be individually impaired based on the present value of expected future cash flows, discounted at the loan's effective interest rate, observable market price or the fair value of collateral, whichever is determined to be the most appropriate. Estimated costs to sell or realize the value of the collateral on a discounted basis are included in the impairment measurement, when appropriate.
Loans not identified as impaired are grouped into pools based on similar risk characteristics and collectively evaluated. Our risk rating models use historical loss experience, concentrations, current economic conditions, and performance trends. The commercial historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment. The determination of the allowance is influenced by numerous assumptions and many factors that may materially affect estimates of loss, including volatility of loss given default, probability of default, and rating migration. In assessing the risk rating of a particular loan, several factors are considered including an evaluation of historical and current information involving subjective assessments and interpretations. In addition, the allowance related to the commercial portfolio segment is influenced by estimated recoveries from automotive manufacturers relative to guarantees or agreements with them to repurchase vehicles used as collateral to secure the loans.
The quantitative assessment component may be supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our commercial portfolio segment did not change during 2012.

Consolidation, Variable Interest Entity, Policy [Policy Text Block]
Securitizations and Variable Interest Entities
We securitize, sell, and service consumer automobile loans, operating leases, wholesale loans, and consumer mortgage loans. Securitization transactions typically involve the use of variable interest entities and are accounted for either as sales or secured financings. We may retain economic interests in the securitized and sold assets, which are generally retained in the form of senior or subordinated interests, interest- or principal-only strips, cash reserve accounts, residual interests, and servicing rights.
In order to conclude whether or not a variable interest entity is required to be consolidated, careful consideration and judgment must be given to our continuing involvement with the variable interest entity. In circumstances where we have both the power to direct the activities of the entity that most significantly impact the entity's performance and the obligation to absorb losses or the right to receive benefits of the entity that could be significant, we would conclude that we would consolidate the entity, which would also preclude us from recording an accounting sale on the transaction. In the case of a consolidated variable interest entity, the accounting is consistent with a secured financing, i.e., we continue to carry the loans and we record the related securitized debt on our balance sheet. Unrecorded economic interests in consolidated variable interest entities can be determined as the difference between the recognized assets and recognized liabilities.
In transactions where either one or both of the power or economic criteria mentioned above are not met, we then must determine whether or not we achieve a sale for accounting purposes. In order to achieve a sale for accounting purposes, the assets being transferred must be legally isolated, not be constrained by restrictions from further transfer, and be deemed to be beyond our control. If we were to fail any of the three criteria for sale accounting, the accounting would be consistent with the preceding paragraph (i.e., a secured borrowing). Refer to Note 10 for discussion on variable interest entities.
Gains or losses on off-balance sheet securitizations take into consideration the fair value of the retained interests including the value of certain servicing assets or liabilities, if any, which are initially recorded at fair value at the date of sale. The estimate of the fair value of the retained interests and servicing requires us to exercise significant judgment about the timing and amount of future cash flows from the interests. Refer to Note 25 for a discussion of fair value estimates.
Gains or losses on off-balance sheet securitizations and sales are reported in gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income for consumer automobile loans, wholesale loans, and consumer mortgage loans. Declines in the fair value of retained interests, other than servicing, below the carrying amount are reflected in other comprehensive income, or as other (loss) gain on investments, net, in our Consolidated Statement of Income if such declines are determined to be other-than-temporary or if the interests are classified as trading. Retained interests, as well as any purchased securities, are generally included in available-for-sale investment securities, trading investment securities, or other assets. Designation as available-for-sale or trading depends on management's intent. Securities that are noncertificated and cash reserve accounts related to securitizations are included in other assets on our Consolidated Balance Sheet.
We retain servicing responsibilities for all of our consumer automobile loan, operating lease, and wholesale loan securitizations and for the majority of our consumer mortgage loan securitizations. We may receive servicing fees based on the securitized loan balances and certain ancillary fees, all of which are reported in servicing fees in the Consolidated Statement of Income. We also retain the right to service the consumer mortgage loans sold in securitization transactions involving the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Government National Mortgage Association (Ginnie Mae) (collectively the Government-sponsored Enterprises or GSEs) and private investors. We also serve as the collateral manager in the securitizations of commercial investment securities.
Whether on- or off-balance sheet, the investors in the securitization trusts generally have no recourse to our assets outside of customary market representation and warranty repurchase provisions.

Loans and Leases Receivable, Mortgage Banking Activities, Policy [Policy Text Block]
Mortgage Servicing Rights
Primary servicing rights represent our right to service consumer residential mortgages securitized by us or through the GSEs and third-party whole-loan sales. Primary servicing involves the collection of payments from individual borrowers and the distribution of these payments to the investors or master servicer. Master-servicing rights represented our right to service mortgage- and asset-backed securities and whole-loan packages issued for investors. Master-servicing involved the collection of borrower payments from primary servicers and the distribution of those funds to investors in mortgage- and asset-backed securities and whole-loans packages. We also purchased and sold primary and master-servicing rights through transactions with other market participants.
We capitalize the value expected to be realized from performing specified mortgage servicing activities for others as mortgage servicing rights (MSRs) when the expected future cash flows from servicing are projected to be more than adequate compensation for such activities. These capitalized servicing rights are purchased or retained upon sale or securitization of mortgage loans. MSRs are not recorded on securitizations accounted for as secured financings.
We measure all mortgage servicing assets and liabilities at fair value. We define our servicing rights based on both the availability of market inputs and the manner in which we manage the risks of our servicing assets and liabilities. We leverage all available relevant market data to determine the fair value of our recognized servicing assets and liabilities.
Since quoted market prices for MSRs are not readily available, we estimate the fair value of MSRs by determining the present value of future expected cash flows using modeling techniques that incorporate management's best estimates of key variables including expected cash flows, prepayment speeds, and return requirements commensurate with the risks involved. Cash flow assumptions are modeled using our internally forecasted revenue and expenses, and where possible, the reasonableness of assumptions is periodically validated through comparisons to market data. Prepayment speed estimates are determined from historical prepayment rates on similar assets or obtained from third-party data. Return requirement assumptions are determined using data obtained from market participants, where available, or based on current relevant interest rates plus a risk-adjusted spread. We also consider other factors that can impact the value of the MSRs, such as surety provider termination clauses and servicer terminations that could result if we failed to materially comply with the covenants or conditions of our servicing agreements and did not remedy the failure. Since many factors can affect the estimate of the fair value of MSRs, we regularly evaluate the major assumptions and modeling techniques used in our estimate and review these assumptions against market comparables, if available. We monitor the actual performance of our MSRs by regularly comparing actual cash flow, credit, and prepayment experience to modeled estimates. Refer to Note 11 for further discussion of our servicing activities.

Finance, Loan and Lease Receivables, Held for Investments, Foreclosed Assets Policy [Policy Text Block]
Repossessed and Foreclosed Assets
Assets are classified as repossessed and foreclosed and included in other assets when physical possession of the collateral is taken regardless of whether foreclosure proceedings have taken place. Repossessed and foreclosed assets are carried at the lower of the outstanding balance at the time of repossession or foreclosure or the fair value of the asset less estimated costs to sell. Losses on the revaluation of repossessed and foreclosed assets are charged to the allowance for loan losses at the time of repossession. Declines in value after repossession are charged to other operating expenses for loans and depreciation expense for operating lease assets as incurred.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Other Intangibles
Goodwill and other intangible assets, net of accumulated amortization, are reported in other assets. In accordance with applicable accounting standards, goodwill represents the excess of the cost of an acquisition over the fair value of net assets acquired, including identifiable intangibles. Goodwill is reviewed for impairment utilizing a two-step process. The first step of the impairment test requires us to define the reporting units and compare the fair value of each of these reporting units to the respective carrying value. The fair value of the reporting units in our impairment test is determined based on various analyses including discounted cash flow projections using assumptions a market participant would use. If the carrying value is less than the fair value, no impairment exists, and the second step does not need to be completed. If the carrying value is higher than the fair value or there is an indication that impairment may exist, a second step must be performed to compute the amount of the impairment, if any. Applicable accounting standards require goodwill to be tested for impairment annually at the same time every year and whenever an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Our annual goodwill impairment assessment is performed as of August 31 of each year. Refer to Note 13 for further discussion on goodwill.

Revenue Recognition Leases, Operating [Policy Text Block]
Investment in Operating Leases
Investment in operating leases represents the automobiles that are underlying the leases and is reported at cost, less accumulated depreciation and net of impairment charges and origination fees or costs. Depreciation of vehicles is generally provided on a straight-line basis to an estimated residual value over the lease term. Manufacturer support payments that we receive are treated as a reduction to the cost-basis in the underlying lease asset and are recognized over the life of the contract as a reduction to depreciation expense. We periodically evaluate our depreciation rate for leased vehicles based on projected residual values. Income from operating lease assets that includes lease origination fees, net of lease origination costs, is recognized as operating lease revenue on a straight-line basis over the scheduled lease term.
We have significant investments in the residual values of assets in our operating lease portfolio. The residual values represent an estimate of the values of the assets at the end of the lease contracts. At contract inception, we generally determine the projected residual values based on independent data, including independent guides of vehicle residual values, and analysis. Realization of the residual values is dependent on our future ability to market the vehicles under the prevailing market conditions. Over the life of the lease, we evaluate the adequacy of our estimate of the residual value and may make adjustments to the depreciation rates to the extent the expected value of the vehicle (including any residual support payments) at lease termination changes. In addition to estimating the residual value at lease termination, we also evaluate the current value of the operating lease asset and test for impairment to the extent necessary based on market considerations and portfolio characteristics. Impairment is determined to exist if the undiscounted expected future cash flows are lower than the carrying value of the asset. If our operating lease assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. The accrual of revenue on operating leases is generally discontinued at the time an account is determined to be uncollectible, at the earliest of time of repossession, within 60 days of bankruptcy notification and greater than 60 days past due, or greater than 120 days past due.
When a lease vehicle is returned to us, the asset is reclassified from investment in operating leases, net, to other assets and recorded at the lower-of-cost or estimated fair value, less costs to sell, on our Consolidated Balance Sheet.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Impairment of Long-lived Assets
The carrying value of long-lived assets (including property and equipment) are evaluated for impairment whenever events or changes in circumstances indicate that their carrying values may not be recoverable from the estimated undiscounted future cash flows expected to result from their use and eventual disposition. Recoverability of assets to be held and used is measured by a comparison of their carrying amount to future net undiscounted cash flows expected to be generated by the assets. If these assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. No material impairment was recognized in 2012, 2011, or 2010.
An impairment test on an asset group to be sold or otherwise disposed of is performed upon occurrence of a triggering event or when certain criteria are met (e.g., the asset is planned to be disposed of within twelve months, appropriate levels of authority have approved the sale, there is an active program to locate a buyer, etc), which cause the disposal group to be classified as held-for-sale. Long-lived assets held-for-sale are recorded at the lower of their carrying amount or estimated fair value less cost to sell. If the carrying value of the assets held-for-sale exceeds the fair value less cost to sell, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets less cost to sell. During 2012, 2011, and 2010, impairment losses were recognized on asset groups that were classified as held-for-sale or disposed of by sale. Refer to Note 2 for a discussion of discontinued and held-for-sale operations.

Property, Plant and Equipment, Policy [Policy Text Block]
Property and Equipment
Property and equipment stated at cost, net of accumulated depreciation and amortization, are reported in other assets on our Consolidated Balance Sheet. Included in property and equipment are certain buildings, furniture and fixtures, leasehold improvements, company vehicles, IT hardware and software, and capitalized software costs. Depreciation is computed on the straight-line basis over the estimated useful lives of the assets, which generally ranges from three to thirty years. Capitalized software is generally amortized on a straight-line basis over its useful life, which generally ranges from three to five years. Capitalized software that is not expected to provide substantive service potential or for which development costs significantly exceed the amount originally expected is considered impaired and written down to fair value. Software expenditures that are considered general, administrative, or of a maintenance nature are expensed as incurred.

Revenue Recognition, Deferred Revenue [Policy Text Block]
Unearned Insurance Premiums and Service Revenue
Insurance premiums, net of premiums ceded to reinsurers, and service revenue are earned over the terms of the policies. The portion of premiums and service revenue written applicable to the unexpired terms of the policies is recorded as unearned insurance premiums or unearned service revenue. For extended service and maintenance contracts, premiums and service revenues are earned on a basis proportionate to the anticipated cost emergence. For other short duration contracts, premiums and unearned service revenue are earned on a pro rata basis. For further information, refer to Note 3.

Deferred Charges, Policy [Policy Text Block]
Deferred Policy Acquisition Costs
Commissions, including compensation paid to sellers of vehicle service contracts and other costs of acquiring insurance that are primarily related to and vary with the production of business, are deferred and recorded in other assets. Deferred policy acquisition costs are amortized over the terms of the related policies and service contracts on the same basis as premiums and revenue are earned except for direct response advertising costs, which are amortized over their expected future benefit. We group costs incurred for acquiring like contracts and consider anticipated investment income in determining the recoverability of these costs.

Unpaid Policy Claims and Claims Adjustment Expense, Policy [Policy Text Block]
Reserves for Insurance Losses and Loss Adjustment Expenses
Reserves for insurance losses and loss adjustment expenses are reported in accrued expenses and other liabilities. They are established for the unpaid cost of insured events that have occurred as of a point in time. More specifically, the reserves for insurance losses and loss adjustment expenses represent the accumulation of estimates for both reported losses and those incurred, but not reported, including claims adjustment expenses relating to direct insurance and assumed reinsurance agreements. Estimates for salvage and subrogation recoverable are recognized at the time losses are incurred and netted against provision for insurance losses and loss adjustment expenses. Reserves are established for each business at the lowest meaningful level of homogeneous data. Since the reserves are based on estimates, the ultimate liability may vary from such estimates. The estimates are regularly reviewed and adjustments, which can potentially be significant, are included in earnings in the period in which they are deemed necessary.

Legal Costs, Policy [Policy Text Block]
Legal and Regulatory Reserves
Reserves for legal and regulatory matters are established when those matters present loss contingencies that are both probable and estimable, with a corresponding amount recorded to other noninterest expense. In cases where we have an accrual for losses, it is our policy to include an estimate for probable and estimable legal expenses related to the case. If, at the time of evaluation, the loss contingency related to a litigation or regulatory matter is not both probable and estimable, we do not establish an accrued liability. We continue to monitor legal and regulatory matters for further developments that could affect the requirement to establish a liability or that may impact the amount of a previously established liability. There may be exposure to loss in excess of any amounts recognized. For certain other matters where the risk of loss is determined to be reasonably possible, estimable, and material to the financial statements, disclosure regarding details of the matter and an estimated range of loss is required. The estimated range of possible loss does not represent our maximum loss exposure. Financial statement disclosure is also required for matters that are deemed probable or reasonably possible, material to the financial statements, but for which an estimated range of loss is not possible to determine. While we believe our reserves are adequate, the outcome of legal and regulatory proceedings is extremely difficult to predict and we may settle claims or be subject to judgments for amounts that differ from our estimates. For information regarding the nature of all material contingencies, refer to Note 29.

Repurchase and Resale Agreements Policy [Policy Text Block]
Loan Repurchase and Obligations Related to Loan Sales
Our Mortgage operations sell loans that take the form of securitizations guaranteed by the GSEs or by whole-loan purchasers. In addition, we infrequently sell securities to investors through private-label securitizations. In connection with these activities we provide to the GSEs, investors, whole-loan purchasers, and financial guarantors (monolines) various representations and warranties related to the loans sold. These representations and warranties generally relate to, among other things, the ownership of the loan, the validity of the lien securing the loan, the loan's compliance with the criteria for inclusion in the transaction, including compliance with underwriting standards or loan criteria established by the buyer, ability to deliver required documentation and compliance with applicable laws. Generally, the representations and warranties described in Note 29 may be enforced at any time over the life of the loan. Historically, ResCap assumed all of the customary representation and warranty obligations for loans purchased from Ally Bank and subsequently sold into the secondary market. A significant portion of our representation and warranty obligations were eliminated as a result of the deconsolidation of ResCap. As a result of the deconsolidation of ResCap, we recorded a representation and warranty reserve to Ally Bank. See Note 29 for additional information.
Upon a breach of a representation, we correct the breach in a manner conforming to the provisions of the sale agreement. This may require us either to repurchase the loan or to indemnify (make-whole) a party for incurred losses or provide other recourse to a GSE or investor. Repurchase demands and claims for indemnification payments are reviewed on a loan-by-loan basis to validate if there has been a breach requiring repurchase or a make-whole payment. We actively contest claims to the extent we do not consider them valid. In cases where we repurchase loans, we bear the credit loss on the loans. Repurchased loans are classified as held-for-sale and initially recorded at fair value and subsequently at the lower of cost or market. We seek to manage the risk of repurchase and associated credit exposure through our underwriting and quality assurance practices and by servicing mortgage loans to meet investor standards.
The reserve for representation and warranty obligations reflects management's best estimate of probable lifetime loss. We consider historical and recent demand trends in establishing the reserve. The methodology used to estimate the reserve considers a variety of assumptions including borrower performance (both actual and estimated future defaults), repurchase demand behavior, historical loan defect experience, historical and estimated future loss experience, which includes projections of future home price changes as well as other qualitative factors including investor behavior. In cases where we may not be able to reasonably estimate losses, a liability is not recognized. Management monitors the adequacy of the overall reserve and makes adjustments to the level of reserve, as necessary, after consideration of other qualitative factors including ongoing dialogue with counterparties.
At the time a loan is sold, an estimate of the fair value of the liability is recorded and classified in other liabilities on our Consolidated Balance Sheet, and recorded as a component of gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income. We recognize changes in the reserve when additional relevant information becomes available. Changes in the liability are recorded as other operating expenses in our Consolidated Statement of Income.

Earnings Per Share, Policy [Policy Text Block]
Earnings per Common Share
We compute basic earnings (loss) per common share by dividing net income (loss) from continuing operations attributable to common shareholders after deducting dividends on preferred stock by the weighted-average number of common shares outstanding during the period. We compute diluted earnings (loss) per common share by dividing net income (loss) from continuing operations after deducting dividends on preferred stock by the weighted-average number of common shares outstanding during the period plus the dilution resulting from the conversion of convertible preferred stock, if applicable.

Derivatives, Policy [Policy Text Block]
Derivative Instruments and Hedging Activities
We primarily use derivative instruments for risk management purposes. Derivatives that were held for trading purposes were limited to those entered into by our broker-dealer. Some of our derivative instruments are designated in qualifying hedge accounting relationships; other derivative instruments do not qualify for hedge accounting or are not elected to be designated in a qualifying hedging relationship. In accordance with applicable accounting standards, all derivative financial instruments, whether designated for hedge accounting or not, are required to be recorded on the balance sheet as assets or liabilities and measured at fair value. Additionally, we report derivative financial instruments on the Consolidated Balance Sheet primarily on a gross basis. For additional information on derivative instruments and hedging activities, refer to Note 22.
At inception of a hedge accounting relationship, we designate each qualifying derivative financial instrument as a hedge of the fair value of a specifically identified asset or liability (fair value hedge); as a hedge of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); or as a hedge of the foreign-currency exposure of a net investment in a foreign operation. We formally document all relationships between hedging instruments and hedged items and risk management objectives for undertaking various hedge transactions. Both at the hedge's inception and on an ongoing basis, we formally assess whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in fair values or cash flows of hedged items.
Changes in the fair value of derivative financial instruments that are designated and qualify as fair value hedges along with the gain or loss on the hedged asset or liability attributable to the hedged risk, are recorded in the current period earnings. For qualifying cash flow hedges, the effective portion of the change in the fair value of the derivative financial instruments is recorded in accumulated other comprehensive income, and recognized in the income statement when the hedged cash flows affect earnings. For a derivative designated as hedging the foreign-currency exposure of a net investment in a foreign operation, the gain or loss is reported in accumulated other comprehensive income as part of the cumulative translation adjustment. The ineffective portions of fair value, cash flow, and net investment hedges are immediately recognized in earnings, along with the portion of the change in fair value that is excluded from the assessment of hedge effectiveness, if any.
The hedge accounting treatment described herein is no longer applied if a derivative financial instrument is terminated or the hedge designation is removed or is assessed to be no longer highly effective. For these terminated fair value hedges, any changes to the hedged asset or liability remain as part of the basis of the asset or liability and are recognized into income over the remaining life of the asset or liability. For terminated cash flow hedges, unless it is probable that the forecasted cash flows will not occur within a specified period, any changes in fair value of the derivative financial instrument previously recognized remain in accumulated other comprehensive income, and are reclassified into earnings in the same period that the hedged cash flows affect earnings. The previously recognized net derivative gain or loss for a net investment hedge continues to remain in accumulated other comprehensive income until earnings are impacted by sale or liquidation of the associated foreign operation. In all instances, after hedge accounting is no longer applied, any subsequent changes in fair value of the derivative instrument will be recorded into earnings.
Changes in the fair value of derivative financial instruments held for risk management purposes that are not designated for hedge accounting under GAAP and changes in the fair value of derivative financial instruments held for trading purposes are reported in current period earnings.

Loan Commitments, Policy [Policy Text Block]
Loan Commitments
We enter into commitments to purchase and make loans whereby the interest rate on the loans is set prior to funding (i.e., interest rate lock commitments). Interest rate lock commitments for mortgage loans to be originated for sale and all purchase commitments are derivative financial instruments carried at fair value in accordance with applicable accounting standards with changes in fair value included within current period earnings. The fair value of purchase and interest rate lock commitments include expected net future cash flows related to the associated servicing of the loan. Servicing assets are recognized as distinct assets once they are contractually separated from the underlying loan by sale or securitization. Day-one gains or losses on derivative interest rate lock commitments are recognized when applicable.

Income Tax, Policy [Policy Text Block]
Income Taxes
Our income tax expense, deferred tax assets and liabilities, and reserves for unrecognized tax benefits reflect management's best assessment of estimated future taxes to be paid. We are subject to income taxes in the United States and numerous foreign jurisdictions. Significant judgments and estimates are required in determining the consolidated income tax expense.
Deferred income taxes arise from temporary differences between the tax and financial statement recognition of revenue and expense. In evaluating our ability to recover our deferred tax assets within the jurisdiction from which they arise we consider all available positive and negative evidence including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. In projecting future taxable income, we begin with historical results adjusted for the results of discontinued operations and changes in accounting policies and incorporate assumptions including the amount of future state, federal and foreign pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. For additional information regarding our provision for income taxes, refer to Note 23.
We recognize the financial statement effects of uncertain income tax positions when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Also, we recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Share-based Compensation
Under accounting guidance for share-based compensation, compensation cost recognized includes cost for share-based awards. For certain share-based awards compensation cost is ratably charged to expense over the applicable service periods. For other share-based awards, the awards require liability treatment and are remeasured quarterly at fair value until they are paid, with changes in fair value charged to compensation expense in the period in which the change occurs. Refer to Note 24 for a discussion of our share-based compensation plans.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Exchange
Foreign-denominated assets and liabilities resulting from foreign-currency transactions are valued using period-end foreign-exchange rates and the results of operations and cash flows are determined using approximate weighted average exchange rates for the period. Translation adjustments are related to foreign subsidiaries using local currency as their functional currency and are reported as a separate component of accumulated other comprehensive income. We may elect to enter into foreign-currency derivatives to mitigate our exposure to changes in foreign-exchange rates. Refer to Derivative Instruments and Hedging Activities above for a discussion of our hedging activities of the foreign-currency exposure of a net investment in a foreign operation.

Discontinued Operations, Policy [Policy Text Block]
We classify operations as discontinued when operations and cash flows will be eliminated from our ongoing operations and we do not expect to retain any significant continuing involvement in their operations after the respective sale transactions. For all periods presented, all of the operating results for these discontinued operations have been removed from continuing operations and presented separately as discontinued operations, net of tax, in the Consolidated Statement of Income. The Notes to the Consolidated Financial Statements have been adjusted to exclude discontinued operations unless otherwise noted.

Fair Value for MSR [Policy Text Block]
As an accounting policy election, we elected fair value treatment for our mortgage servicing rights (MSR) portfolio. Liabilities incurred as part of these securitization transactions, such as representation and warranty provisions, are recorded at fair value at the time of sale and are reported as accrued expenses and other liabilities on our Consolidated Balance Sheet. Upon the sale of the loans, we recognize a gain or loss on sale for the difference between the assets recognized, the assets derecognized, and the liabilities recognized as part of the transaction.

Discontinued and Held-for-sale Operations (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures [Table Text Block]
Select financial information of discontinued operations is summarized below. The pretax income or loss, including direct costs to transact, includes any impairment recognized to present the operations at the lower-of-cost or fair value. Fair value was based on the estimated sales price, which could differ from the ultimate sales price due to price volatility, changing interest rates, changing foreign-currency rates, and future economic conditions.

Year ended December 31, ($ in millions)	2012	2011	2010
Select Mortgage operations
Total net revenue	$439	$562	$2,071
Pretax (loss) income including direct costs to transact a sale (a)	(1,282)	(811)	678
Tax (benefit) expense (b)	(443)	2	14
Select Insurance operations
Total net revenue	$625	$710	$976
Pretax income including direct costs to transact a sale (a)	86	145	31
Tax expense (b)	53	39	19
Select Automotive Finance operations
Total net revenue	$1,503	$1,690	$1,646
Pretax income including direct costs to transact a sale (a)	786	820	698
Tax expense (b)	235	92	17
Select Corporate and Other operations
Total net revenue	$11	$7	$22
Pretax income	83	44	3
Tax expense (benefit)	2	3	(3)

(a)	Includes certain treasury and other corporate activity recognized by Corporate and Other.

(b)	Includes certain income tax activity recognized by Corporate and Other.

December 31, 2011 ($ in millions)	Select Mortgage operations (a)	Select Insurance operations (b)	Select Automotive Finance operations (c)	Total held-for-sale operations
Assets
Cash and cash equivalents
Noninterest-bearing	$—	$4	$55	$59
Interest-bearing	—	54	38	92
Total cash and cash equivalents	—	58	93	151
Investment securities	—	186	—	186
Loans held-for-sale, net	260	—	—	260
Finance receivables and loans, net
Finance receivables and loans, net	285	—	11	296
Allowance for loan losses	—	—	(1)	(1)
Total finance receivables and loans, net	285	—	10	295
Investment in operating leases, net	—	—	91	91
Premiums receivable and other insurance assets	—	77	—	77
Other assets	140	14	30	184
Impairment on assets of held-for-sale operations	—	—	(174)	(174)
Total assets	$685	$335	$50	$1,070
Liabilities
Unearned insurance premiums and service revenue	$—	$130	$—	$130
Accrued expenses and other liabilities	80	99	28	207
Total liabilities	$80	$229	$28	$337

(a)	Includes the Canadian mortgage operations of ResMor Trust.

(b)	Includes our U.K.-based operations that provide vehicle service contracts and insurance products.

(c)	Includes the operations of Venezuela and our full-service leasing operations.
The assets and liabilities of operations held-for-sale are summarized below.

December 31, 2012 ($ in millions)	Select Insurance operations (a)	Select Automotive Finance operations (b)	Total held-for-sale operations
Assets
Cash and cash equivalents
Noninterest-bearing	$8	$100	$108
Interest-bearing	119	1,918	2,037
Total cash and cash equivalents	127	2,018	2,145
Investment securities	576	424	1,000
Finance receivables and loans, net
Finance receivables and loans, net	—	25,835	25,835
Allowance for loan losses	—	(208)	(208)
Total finance receivables and loans, net	—	25,627	25,627
Investment in operating leases, net	—	144	144
Premiums receivable and other insurance assets	277	—	277
Other assets	94	2,942	3,036
Impairment on assets of held-for-sale operations	(53)	—	(53)
Total assets	$1,021	$31,155	$32,176
Liabilities
Interest-bearing deposit liabilities	$—	$3,907	$3,907
Short-term borrowings	—	2,800	2,800
Long-term debt	—	13,514	13,514
Interest payable	—	177	177
Unearned insurance premiums and service revenue	506	—	506
Accrued expenses and other liabilities	297	1,498	1,795
Total liabilities	$803	$21,896	$22,699

(a)	Includes our U.K.-based operations that provide vehicle service contracts and insurance products, and ABA Seguros.

(b)	Includes our Canadian and Other International entities (including full-service leasing operations and other automotive finance operations).

Held-for-sale Operations Recurring Fair Value [Table Text Block]
The following table displays the assets and liabilities of our held-for-sale operations measured at fair value on a recurring basis. Refer to Note 25 for descriptions of valuation methodologies used to measure material assets at fair value and details of the valuation models, key inputs to these models, and significant assumptions used.

	Recurring fair value measurements
($ in millions)	Level 1	Level 2	Level 3	Total
December 31, 2012
Assets
Investment securities
Available-for-sale securities
Debt securities
Foreign government	$555	$42	$—	$597
Corporate debt	—	76	—	76
Other	—	327	—	327
Other assets
Derivative assets:
Interest rate contracts	—	22	9	31
Total assets	$555	$467	$9	$1,031
Liabilities
Accrued expenses and other liabilities:
Derivative liabilities
Interest rate contracts	$—	$24	$11	$35
Foreign currency contracts	—	1	18	19
Total liabilities	$—	$25	$29	$54
December 31, 2011
Assets
Investment securities
Available-for-sale securities
Debt securities
Foreign government	$171	$15	$—	$186
Other assets
Interest retained in financial asset sales	—	—	66	66
Total assets	$171	$15	$66	$252

Insurance Premiums and Service Revenue Earned (Tables)	12 Months Ended
Dec. 31, 2012
Premiums Written and Earned [Abstract]
insurance Premiums and Service Revenue Earned [Table Text Block]
The following table is a summary of insurance premiums and service revenue written and earned.

	2012		2011		2010
Year ended December 31, ($ in millions)	Written	Earned	Written	Earned	Written	Earned
Insurance premiums
Direct	$332	$335	$342	$309	$330	$308
Assumed	44	49	38	76	210	281
Gross insurance premiums	376	384	380	385	540	589
Ceded	(141)	(109)	(129)	(126)	(229)	(228)
Net insurance premiums	235	275	251	259	311	361
Service revenue	826	780	788	894	718	981
Insurance premiums and service revenue written and earned	$1,061	$1,055	$1,039	$1,153	$1,029	$1,342

Other Income, Net Of Losses (Tables)	12 Months Ended
Dec. 31, 2012
Other Nonoperating Income (Expense) [Abstract]
Schedule of Other Nonoperating Income, by Component [Table Text Block]
Details of other income, net of losses, were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Mortgage processing fees and other mortgage income	$475	$236	$223
Late charges and other administrative fees	83	82	92
Remarketing fees	63	96	126
Securitization income	45	199	16
Fair value adjustment on derivatives (a)	(30)	(125)	(189)
Other, net	101	133	193
Total other income, net of losses	$737	$621	$461

(a)	Refer to Note 22 for a description of derivative instruments and hedging activities.

Other Operating Expenses (Tables)	12 Months Ended
Dec. 31, 2012
Other Cost and Expense Disclosure, Operating [Abstract]
Schedule of Other Operating Cost and Expense, by Component [Table Text Block]
Details of other operating expenses were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Insurance commissions	382	431	510
Lease and loan administration	325	201	181
Technology and communications	317	342	320
Mortgage representation and warranty obligation, net	171	—	—
Professional services	149	171	168
Advertising and marketing	145	150	136
Regulatory and licensing fees	118	124	113
Premises and equipment depreciation	76	70	58
Vehicle remarketing and repossession	52	84	123
Occupancy	50	47	53
State and local non-income taxes	14	46	38
Other	263	317	323
Total other operating expenses	$2,062	$1,983	$2,023

Investment Securities (Tables)	12 Months Ended
Dec. 31, 2012
Available-for-sale Securities [Abstract]
Schedule of Available-for-sale Securities Reconciliation [Table Text Block]
Our portfolio of securities includes bonds, equity securities, asset- and mortgage-backed securities, interests in securitization trusts, and other investments. The cost, fair value, and gross unrealized gains and losses on available-for-sale securities were as follows.

	2012				2011
	Amortized cost	Gross unrealized		Fair value	Amortized cost	Gross unrealized		Fair value
December 31, ($ in millions)		gains	losses			gains	losses
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$2,212	$3	$(1)	$2,214	$1,535	$13	$(2)	$1,546
U.S. states and political subdivisions	—	—	—	—	1	—	—	1
Foreign government	295	8	—	303	765	20	(1)	784
Mortgage-backed residential (a)	6,779	130	(3)	6,906	7,266	87	(41)	7,312
Asset-backed	2,309	32	(1)	2,340	2,600	28	(13)	2,615
Corporate debt	1,209	57	(3)	1,263	1,486	23	(18)	1,491
Other	—	—	—	—	326	1	—	327
Total debt securities	12,804	230	(8)	13,026	13,979	172	(75)	14,076
Equity securities	1,193	32	(73)	1,152	1,188	25	(154)	1,059
Total available-for-sale securities (b)	$13,997	$262	$(81)	$14,178	$15,167	$197	$(229)	$15,135

(a)	Residential mortgage-backed securities include agency-backed bonds totaling $4,983 million and $6,114 million at December 31, 2012, and December 31, 2011, respectively.

(b)
Certain entities related to our Insurance operations are required to deposit securities with state regulatory authorities. These deposited securities totaled $15 million and $16 million at December 31, 2012, and December 31, 2011, respectively.

Investments Classified by Contractual Maturity Date [Table Text Block]
The maturity distribution of available-for-sale debt securities outstanding is summarized in the following tables. Prepayments may cause actual maturities to differ from scheduled maturities.

	Total		Due in one year or less		Due after one year through five years		Due after five years through ten years		Due after ten years (a)
($ in millions)	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
December 31, 2012
Fair value of available-for-sale debt securities (b)
U.S. Treasury and federal agencies	$2,214	0.9%	$422	—%	$682	0.7%	$1,110	1.4%	$—	—%
Foreign government	303	2.5	1	2.2	136	1.8	166	3.0	—	—
Mortgage-backed residential	6,906	2.7	—	—	—	—	35	4.3	6,871	2.7
Asset-backed	2,340	2.1	—	—	1,543	2.0	510	1.7	287	3.3
Corporate debt	1,263	5.1	9	3.2	560	4.0	596	6.0	98	5.8
Total available-for-sale debt securities	$13,026	2.4	$432	0.1	$2,921	2.0	$2,417	2.6	$7,256	2.6
Amortized cost of available-for-sale debt securities	$12,804		$431		$2,880		$2,369		$7,124
December 31, 2011
Fair value of available-for-sale debt securities (b)
U.S. Treasury and federal agencies	$1,546	0.9%	$231	—%	$1,202	0.9%	$113	2.2%	$—	—%
U.S. states and political subdivisions	1	5.4	—	—	—	—	—	—	1	5.4
Foreign government	784	4.4	77	7.7	506	4.3	201	3.3	—	—
Mortgage-backed residential	7,312	2.5	3	4.8	2	6.3	189	2.6	7,118	2.5
Asset-backed	2,615	2.1	—	—	1,599	1.9	574	1.9	442	3.2
Corporate debt	1,491	4.9	19	4.9	741	4.4	606	5.6	125	4.7
Other	327	1.4	316	1.3	—	—	11	4.6	—	—
Total available-for-sale debt securities	$14,076	2.6	$646	1.7	$4,050	2.4	$1,694	3.5	$7,686	2.6
Amortized cost of available-for-sale debt securities	$13,979		$644		$4,026		$1,678		$7,631

(a)	Investments with no stated maturities are included as contractual maturities of greater than 10 years. Actual maturities may differ due to call or prepayment options.

(b)	Yields on tax-exempt obligations are computed on a tax-equivalent basis.

Schedule of Realized Gain (Loss) [Table Text Block]
The following table presents gross gains and losses realized upon the sales of available-for-sale securities and other-than-temporary impairment.

Year ended December 31, ($ in millions)	2012	2011	2010
Gross realized gains	$241	$297	$536
Gross realized losses	(34)	(28)	(34)
Other-than-temporary impairment	(61)	(11)	(1)
Net realized gains	$146	$258	$501

Investment Income [Table Text Block]
The following table presents interest and dividends on available-for-sale securities.

Year ended December 31, ($ in millions)	2012	2011	2010
Taxable interest	$262	$325	$293
Taxable dividends	30	25	17
Interest and dividends exempt from U.S. federal income tax	—	—	10
Interest and dividends on available-for-sale securities	$292	$350	$320

Schedule of Unrealized Loss on Investments [Table Text Block]
The table below summarizes available-for-sale securities in an unrealized loss position in accumulated other comprehensive income. Based on the methodology described below that was applied to these securities, we believe that the unrealized losses relate to factors other than credit losses in the current market environment. As of December 31, 2012, we did not have the intent to sell the debt securities with an unrealized loss position in accumulated other comprehensive income, and it is not more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. As of December 31, 2012, we had the ability and intent to hold equity securities with an unrealized loss position in accumulated other comprehensive income. As a result, we believe that the securities with an unrealized loss position in accumulated other comprehensive income are not considered to be other-than-temporarily impaired at December 31, 2012. Refer to Note 1 for additional information related to investment securities and our methodology for evaluating potential other-than-temporary impairments.

	2012				2011
	Less than 12 months		12 months or longer		Less than 12 months		12 months or longer
December 31, ($ in millions)	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$244	$(1)	$—	$—	$179	$(2)	$—	$—
Foreign government	11	—	—	—	197	(1)	—	—
Mortgage-backed residential	493	(2)	23	(1)	2,302	(39)	45	(2)
Asset-backed	143	(1)	1	—	994	(13)	1	—
Corporate debt	120	(2)	15	(1)	444	(16)	30	(2)
Total temporarily impaired debt securities	1,011	(6)	39	(2)	4,116	(71)	76	(4)
Temporarily impaired equity securities	380	(39)	218	(34)	770	(148)	18	(6)
Total temporarily impaired available-for-sale securities	$1,391	$(45)	$257	$(36)	$4,886	$(219)	$94	$(10)

Loans Held-For-Sale, Net (Tables)	12 Months Ended
Dec. 31, 2012
Loans Receivable Held-for-sale, Net [Abstract]
Schedule Of Loans Held For Sale [Table Text Block]
The composition of loans held-for-sale, net, was as follows.

	2012			2011
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$—	$—	$—	$425	$—	$425
Consumer mortgage
1st Mortgage	2,490	—	2,490	7,360	12	7,372
Home equity	—	—	—	740	—	740
Total consumer mortgage (a)	2,490	—	2,490	8,100	12	8,112
Commercial and industrial
Other	86	—	86	20	—	20
Total loans held-for-sale (b)	$2,576	$—	$2,576	$8,545	$12	$8,557

(a)	Fair value option-elected domestic consumer mortgages were $2.5 billion and $3.9 billion at December 31, 2012, and December 31, 2011, respectively. Refer to Note 25 for additional information.

(b)
Totals are net of unamortized premiums and discounts and deferred fees and costs. Included in the totals are net unamortized premiums of $26 million at December 31, 2012, and net unamortized discounts of $221 million at December 31, 2011.

Schedule of Higher Risk Mortgage Loans Held-for-sale [Table Text Block]
The following table summarizes held-for-sale mortgage loans reported at carrying value by higher-risk loan type.

December 31, ($ in millions)	2012	2011
High original loan-to-value (greater than 100%) mortgage loans	$378	$423
Payment-option adjustable-rate mortgage loans	—	12
Interest-only mortgage loans	10	298
Below-market rate (teaser) mortgages	—	169
Total higher-risk mortgage loans held-for-sale	$388	$902

Finance Receivables And Loans, Net (Tables)	12 Months Ended
Dec. 31, 2012
Loans and Leases Receivable, Net Reported Amount, by Category Alternative [Abstract]
Schedule of Accounts, Notes, Loans and Financing Receivable [Table Text Block]
The composition of finance receivables and loans, net, reported at carrying value before allowance for loan losses was as follows.

	2012			2011
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$53,713	$2	$53,715	$46,576	$16,883	$63,459
Consumer mortgage
1st Mortgage	7,173	—	7,173	6,867	24	6,891
Home equity	2,648	—	2,648	3,102	—	3,102
Total consumer mortgage	9,821	—	9,821	9,969	24	9,993
Commercial
Commercial and industrial
Automobile	30,270	—	30,270	26,552	8,265	34,817
Mortgage	—	—	—	1,887	24	1,911
Other	2,679	18	2,697	1,178	63	1,241
Commercial real estate
Automobile	2,552	—	2,552	2,331	154	2,485
Mortgage	—	—	—	—	14	14
Total commercial	35,501	18	35,519	31,948	8,520	40,468
Loans at fair value (a)	—	—	—	603	232	835
Total finance receivables and loans (b)	$99,035	$20	$99,055	$89,096	$25,659	$114,755

(a)	Includes domestic consumer mortgages at fair value as a result of fair value option election. Refer to Note 25 for additional information.

(b)	Totals are net of unearned income, unamortized premiums and discounts, and deferred fees and costs of $895 million and $2.9 billion at December 31, 2012, and December 31, 2011, respectively.

Allowance for Credit Losses on Financing Receivables [Table Text Block]

($ in millions)	Consumer automobile	Consumer mortgage	Commercial	Total
Allowance at January 1, 2011	$970	$580	$323	$1,873
Charge-offs
Domestic	(435)	(205)	(27)	(667)
Foreign	(145)	(5)	(63)	(213)
Total charge-offs	(580)	(210)	(90)	(880)
Recoveries
Domestic	186	16	25	227
Foreign	73	1	26	100
Total recoveries	259	17	51	327
Net charge-offs	(321)	(193)	(39)	(553)
Provision for loan losses	102	126	(67)	161
Other (a)	15	3	4	22
Allowance at December 31, 2011	$766	$516	$221	$1,503
Allowance for loan losses
Individually evaluated for impairment	$7	$172	$61	$240
Collectively evaluated for impairment	749	344	160	1,253
Loans acquired with deteriorated credit quality	10	—	—	10
Finance receivables and loans at historical cost
Ending balance	63,459	9,993	40,468	113,920
Individually evaluated for impairment	69	606	464	1,139
Collectively evaluated for impairment	63,302	9,387	40,004	112,693
Loans acquired with deteriorated credit quality	88	—	—	88
The following tables present an analysis of the activity in the allowance for loan losses on finance receivables and loans.

($ in millions)	Consumer automobile	Consumer mortgage	Commercial	Total
Allowance at January 1, 2012	$766	$516	$221	$1,503
Charge-offs
Domestic	(438)	(149)	(8)	(595)
Foreign	(178)	—	(3)	(181)
Total charge-offs	(616)	(149)	(11)	(776)
Recoveries
Domestic	171	11	11	193
Foreign	76	—	33	109
Total recoveries	247	11	44	302
Net charge-offs	(369)	(138)	33	(474)
Provision for loan losses	257	86	(14)	329
Other (a)	(79)	(12)	(97)	(188)
Allowance at December 31, 2012	$575	$452	$143	$1,170
Allowance for loan losses
Individually evaluated for impairment	$16	$186	$26	$228
Collectively evaluated for impairment	556	266	117	939
Loans acquired with deteriorated credit quality	3	—	—	3
Finance receivables and loans at historical cost
Ending balance	53,715	9,821	35,519	99,055
Individually evaluated for impairment	260	873	1,538	2,671
Collectively evaluated for impairment	53,425	8,948	33,981	96,354
Loans acquired with deteriorated credit quality	30	—	—	30

(a)

Schedule Of Sales Of Financing Receivables And Loans [Table Text Block]
The following table presents information about significant sales of finance receivables and loans recorded at historical cost and transfers of finance receivables and loans from held-for-investment to held-for-sale.

December 31, ($ in millions)	2012	2011
Consumer automobile	$1,960	$3,279
Consumer mortgage	40	107
Commercial	96	34
Total sales and transfers	$2,096	$3,420

Past Due Financing Receivables [Table Text Block]
The following table presents an analysis of our past due finance receivables and loans, net, recorded at historical cost reported at carrying value before allowance for loan losses.

December 31, ($ in millions)	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total finance receivables and loans
2012
Consumer automobile	$920	$213	$138	$1,271	$52,444	$53,715
Consumer mortgage
1st Mortgage	66	37	156	259	6,914	7,173
Home equity	15	6	18	39	2,609	2,648
Total consumer mortgage	81	43	174	298	9,523	9,821
Commercial
Commercial and industrial
Automobile	—	—	16	16	30,254	30,270
Mortgage	—	—	—	—	—	—
Other	—	—	1	1	2,696	2,697
Commercial real estate
Automobile	—	—	8	8	2,544	2,552
Mortgage	—	—	—	—	—	—
Total commercial	—	—	25	25	35,494	35,519
Total consumer and commercial	$1,001	$256	$337	$1,594	$97,461	$99,055
2011
Consumer automobile	$802	$162	$179	$1,143	$62,316	$63,459
Consumer mortgage
1st Mortgage	91	35	162	288	6,603	6,891
Home equity	21	11	18	50	3,052	3,102
Total consumer mortgage	112	46	180	338	9,655	9,993
Commercial
Commercial and industrial
Automobile	—	1	126	127	34,690	34,817
Mortgage	—	—	—	—	1,911	1,911
Other	—	—	1	1	1,240	1,241
Commercial real estate
Automobile	2	1	34	37	2,448	2,485
Mortgage	—	2	12	14	—	14
Total commercial	2	4	173	179	40,289	40,468
Total consumer and commercial	$916	$212	$532	$1,660	$112,260	$113,920

Schedule of Financing Receivables, Non Accrual Status [Table Text Block]
The following table presents the carrying value before allowance for loan losses of our finance receivables and loans recorded at historical cost on nonaccrual status.

December 31, ($ in millions)	2012	2011
Consumer automobile	$260	$228
Consumer mortgage
1st Mortgage	342	281
Home equity	40	58
Total consumer mortgage	382	339
Commercial
Commercial and industrial
Automobile	146	223
Mortgage	—	—
Other	33	37
Commercial real estate
Automobile	37	67
Mortgage	—	12
Total commercial	216	339
Total consumer and commercial finance receivables and loans	$858	$906

Financing Receivable Credit Quality Indicators [Table Text Block]
The following table presents pass and criticized credit quality indicators based on regulatory definitions for our commercial finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses.

	2012			2011
December 31, ($ in millions)	Pass	Criticized (a)	Total	Pass	Criticized (a)	Total
Commercial
Commercial and industrial
Automobile	$28,978	$1,292	$30,270	$32,464	$2,353	$34,817
Mortgage	—	—	—	1,760	151	1,911
Other	2,417	280	2,697	883	358	1,241
Commercial real estate
Automobile	2,440	112	2,552	2,305	180	2,485
Mortgage	—	—	—	—	14	14
Total commercial	$33,835	$1,684	$35,519	$37,412	$3,056	$40,468

(a)
Includes loans classified as special mention, substandard, or doubtful. These classifications are based on regulatory definitions and generally represent loans within our portfolio that have a higher default risk or have already defaulted.

The following table presents performing and nonperforming credit quality indicators in accordance with our internal accounting policies for our consumer finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses. Nonperforming loans include finance receivables and loans on nonaccrual status when the principal or interest has been delinquent for 90 days or when full collection is determined not to be probable. Refer to Note 1 for additional information.

	2012			2011
December 31, ($ in millions)	Performing	Nonperforming	Total	Performing	Nonperforming	Total
Consumer automobile	$53,455	$260	$53,715	$63,231	$228	$63,459
Consumer mortgage
1st Mortgage	6,831	342	7,173	6,610	281	6,891
Home equity	2,608	40	2,648	3,044	58	3,102
Total consumer mortgage	$9,439	$382	$9,821	$9,654	$339	$9,993

Impaired Financing Receivables [Table Text Block]
The following table presents information about our impaired finance receivables and loans recorded at historical cost.

December 31, ($ in millions)	Unpaid principal balance	Carrying value before allowance	Impaired with no allowance	Impaired with an allowance	Allowance for impaired loans
2012
Consumer automobile	$260	$260	$90	$170	$16
Consumer mortgage
1st Mortgage	811	725	123	602	137
Home equity	147	148	1	147	49
Total consumer mortgage	958	873	124	749	186
Commercial
Commercial and industrial
Automobile	146	146	54	92	7
Mortgage	—	—	—	—	—
Other	33	33	9	24	7
Commercial real estate
Automobile	37	37	9	28	12
Mortgage	—	—	—	—	—
Total commercial	216	216	72	144	26
Total consumer and commercial finance receivables and loans	$1,434	$1,349	$286	$1,063	$228
2011
Consumer automobile	$69	$69	$—	$69	$7
Consumer mortgage
1st Mortgage	516	508	83	425	126
Home equity	97	98	—	98	46
Total consumer mortgage	613	606	83	523	172
Commercial
Commercial and industrial
Automobile	222	222	64	158	22
Mortgage	—	—	—	—	—
Other	37	37	25	12	5
Commercial real estate
Automobile	68	68	32	36	18
Mortgage	12	12	1	11	5
Total commercial	339	339	122	217	50
Total consumer and commercial finance receivables and loans	$1,021	$1,014	$205	$809	$229
The following tables present average balance and interest income for our impaired finance receivables and loans.

	2012		2011		2010
Year ended December 31, ($ in millions)	Average balance	Interest income	Average balance	Interest income	Average balance	Interest income
Consumer automobile	$131	$12	$35	$2	$—	$—
Consumer mortgage
1st Mortgage	598	24	463	18	405	15
Home equity	95	4	90	4	79	4
Total consumer mortgage	693	28	553	22	484	19
Commercial
Commercial and industrial
Automobile	178	8	303	19	335	13
Mortgage	5	—	19	6	53	2
Other	32	6	84	1	650	6
Commercial real estate
Automobile	64	1	126	7	275	3
Mortgage	6	—	40	1	137	6
Total commercial	285	15	572	34	1,450	30
Total consumer and commercial finance receivables and loans	$1,109	$55	$1,160	$58	$1,934	$49

Troubled Debt Restructurings on Financing Receivables [Table Text Block]
The following table presents information related to finance receivables and loans recorded at historical cost modified in connection with a troubled debt restructuring during the period.

	2012 (a)			2011
Year ended December 31, ($ in millions)	Number of loans	Pre-modification carrying value before allowance	Post-modification carrying value before allowance	Number of loans	Pre-modification carrying value before allowance	Post-modification carrying value before allowance
Consumer automobile	36,285	$407	$295	6,411	$85	$85
Consumer mortgage
1st Mortgage	1,664	412	327	375	133	132
Home equity	1,305	24	23	888	51	47
Total consumer mortgage	2,969	436	350	1,263	184	179
Commercial
Commercial and industrial
Automobile	9	15	15	2	5	5
Mortgage	—	—	—	1	38	28
Other	—	—	—	2	11	10
Commercial real estate
Automobile	8	14	13	5	12	11
Mortgage	—	—	—	2	4	3
Total commercial	17	29	28	12	70	57
Total consumer and commercial finance receivables and loans	39,271	$872	$673	7,686	$339	$321

(a)	Due to recent industry practice, bankruptcy loans that have not been reaffirmed have been included within our TDR population beginning in the fourth quarter of 2012.

Finance receivables and loans redefaulted during the period [Table Text Block]
The following table presents information about finance receivables and loans recorded at historical cost that have redefaulted during the reporting period and were within 12 months or less of being modified as a troubled debt restructuring. Redefault is when finance receivables and loans meet the requirements for evaluation under our charge-off policy (Refer to Note 1 for additional information) except for commercial finance receivables and loans where redefault is defined as 90 days past due.

	2012 (a)			2011
Year ended December 31, ($ in millions)	Number of loans	Carrying value before allowance	Charge-off amount	Number of loans	Carrying value before allowance	Charge-off amount
Consumer automobile	2,290	$26	$12	420	$4	$2
Consumer mortgage
1st Mortgage	112	16	1	11	2	—
Home equity	41	3	2	28	2	1
Total consumer mortgage	153	19	3	39	4	1
Commercial
Commercial and industrial
Automobile	4	3	—	1	3	—
Commercial real estate
Automobile	3	3	—	—	—	—
Total commercial	7	6	—	1	3	—
Total consumer and commercial finance receivables and loans	2,450	$51	$15	460	$11	$3

(a)	Due to recent industry practice, bankruptcy loans that have not been reaffirmed have been included within our TDR population beginning in the fourth quarter of 2012.

Consumer Concentration Risk [Table Text Block]
The following table shows the percentage of total consumer finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses by state and foreign concentration.

	2012 (a)		2011
December 31,	Automobile	1st Mortgage and home equity	Automobile	1st Mortgage and home equity
Texas	12.9%	5.8%	9.5%	5.5%
California	5.6	29.2	4.6	25.7
Florida	6.7	3.6	4.8	4.0
Michigan	5.0	4.1	4.0	4.8
Pennsylvania	5.2	1.6	3.6	1.6
Illinois	4.3	4.8	3.1	5.0
New York	4.6	2.0	3.5	2.3
Ohio	4.0	0.8	2.9	1.0
Georgia	3.7	1.9	2.5	1.8
North Carolina	3.3	2.0	2.2	2.1
Other United States	44.7	44.2	32.9	45.9
Foreign (b)	—	—	26.4	0.3
Total consumer loans	100.0%	100.0%	100.0%	100.0%

(a)	Presentation is in descending order as a percentage of total consumer finance receivables and loans at December 31, 2012.

(b)	Foreign consumer finance receivables and loans as of December 31, 2012, was $2 million. These remaining foreign balances are within Finland and the Czech Republic.

Summary of higher-risk mortgage finance receivables and loans [Table Text Block]
The following table summarizes held-for-investment mortgage finance receivables and loans recorded at historical cost and reported at carrying value before allowance for loan losses by higher-risk loan type.

December 31, ($ in millions)	2012	2011
Interest-only mortgage loans (a)	$2,063	$2,947
Below-market rate (teaser) mortgages	192	248
Total higher-risk mortgage finance receivables and loans	$2,255	$3,195

(a)	The majority of the interest-only mortgage loans are expected to start principal amortization in 2015 or beyond.
The following table presents our five largest state concentrations within our held-for-investment mortgage finance receivables and loans recorded at historical cost and reported at carrying value before allowance for loan losses by higher-risk loan type.

December 31, ($ in millions)	Interest-only mortgage loans	Below-market rate (teaser) mortgages	Total higher-risk mortgage loans
2012
California	$500	$60	$560
Virginia	216	9	225
Maryland	166	5	171
Illinois	107	6	113
Michigan	106	5	111
Other United States	968	107	1,075
Total higher-risk mortgage loans	$2,063	$192	$2,255
2011
California	$748	$78	$826
Virginia	274	10	284
Maryland	217	6	223
Illinois	153	8	161
Michigan	199	9	208
Other United States	1,356	137	1,493
Total higher-risk mortgage loans	$2,947	$248	$3,195

Commercial Concentration Risk [Table Text Block]
The commercial real estate portfolio consists of loans issued primarily to automotive dealers. The following table shows the percentage of total commercial real estate finance receivables and loans reported at carrying value before allowance for loan losses by geographic region and property type.

December 31,	2012	2011
Geographic region
Texas	13.0%	12.4%
Michigan	12.6	14.1
Florida	11.7	12.4
California	9.3	9.3
New York	4.9	3.5
Virginia	3.9	4.1
North Carolina	3.9	2.1
Pennsylvania	3.3	2.9
Georgia	3.0	2.5
Tennessee	2.3	1.8
Other United States	32.1	28.3
Foreign	—	6.6
Total commercial real estate finance receivables and loans	100.0%	100.0%
Property type
Automotive dealers	100.0%	99.4%
Other	—	0.6
Total commercial real estate finance receivables and loans	100.0%	100.0%

Commercial Criticized Exposure [Table Text Block]
Finance receivables and loans classified as special mention, substandard, or doubtful are deemed as criticized. These classifications are based on regulatory definitions and generally represent finance receivables and loans within our portfolio that have a higher default risk or have already defaulted. The following table presents the percentage of total commercial criticized finance receivables and loans reported at carrying value before allowance for loan losses by industry concentrations.

December 31,	2012	2011
Industry
Automotive	85.7%	82.9%
Manufacturing	5.5	1.8
Services	4.9	1.9
Other	3.9	13.4
Total commercial criticized finance receivables and loans	100.0%	100.0%

Investment In Operating Leases, Net (Tables)	12 Months Ended
Dec. 31, 2012
Leases, Operating [Abstract]
Schedule of Property Subject to or Available for Operating Lease [Table Text Block]
Investments in operating leases were as follows.

December 31, ($ in millions)	2012	2011
Vehicles and other equipment	$16,009	$11,160
Accumulated depreciation	(2,459)	(1,885)
Investment in operating leases, net	$13,550	$9,275

Depreciation Expense On Operating Lease Assets [Table Text Block]
Depreciation expense on operating lease assets includes remarketing gains and losses recognized on the sale of operating lease assets. The following summarizes the components of depreciation expense on operating lease assets.

Year ended December 31, ($ in millions)	2012	2011	2010
Depreciation expense on operating lease assets (excluding remarketing gains)	$1,515	$1,158	$1,806
Remarketing gains	(116)	(217)	(555)
Depreciation expense on operating lease assets	$1,399	$941	$1,251

Schedule of Operating Leases of Lessor [Table Text Block]
The following table presents the future lease nonresidual rental payments due from customers for equipment on operating leases.

Year ended December 31, ($ in millions)
2013	$2,573
2014	1,705
2015	618
2016	27
2017 and after	—
Total	$4,923

Securitizations And Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2012
Securitizations And Variable Interest Entities [Abstract]
Schedule of Variable Interest Entities [Table Text Block]
Our involvement with consolidated and nonconsolidated VIEs in which we hold variable interests is presented below.

December 31, ($ in millions)	Consolidated involvement with VIEs (a)		Assets of nonconsolidated VIEs (a)		Maximum exposure to loss in nonconsolidated VIEs
2012
On-balance sheet variable interest entities
Consumer automobile	$28,566
Commercial automobile	23,139
Commercial other	728
Off-balance sheet variable interest entities
Consumer automobile	—		$1,495		$1,495	(b)
Consumer mortgage — other	—		—	(c)	12	(d)
Commercial other	(28)	(e)	—	(f)	85
Total	$52,405		$1,495		$1,592
2011
On-balance sheet variable interest entities
Consumer automobile	$26,504
Consumer mortgage — private-label	1,098
Commercial automobile	19,594
Other	956
Off-balance sheet variable interest entities
Consumer mortgage — Ginnie Mae	2,652	(g)	$44,127		$44,127	(b)
Consumer mortgage — CMHC	66	(g)	3,222		66	(h)
Consumer mortgage — private-label	141	(g)	4,408		4,408	(b)
Consumer mortgage — other	—		—	(c)	17	(d)
Commercial other	83	(e)	—	(f)	242
Total	$51,094		$51,757		$48,860

(a)	Asset values represent the current unpaid principal balance of outstanding consumer finance receivables and loans within the VIEs.

(b)
Maximum exposure to loss represents the current unpaid principal balance of outstanding loans based on our customary representation and warranty provisions. This measure is based on the unlikely event that all of the loans have underwriting defects or other defects that trigger a representation and warranty provision and the collateral supporting the loans are worthless. This required disclosure is not an indication of our expected loss.

(c)
Includes a VIE for which we have no management oversight and therefore we are not able to provide the total assets of the VIE. However, in March 2011 we sold excess servicing rights valued at $266 million to the VIE.

(d)
Our maximum exposure to loss in this VIE is a component of servicer advances made that are allocated to the trust. The maximum exposure to loss presented represents the unlikely event that every loan underlying the excess servicing rights sold defaults, and we, as servicer, are required to advance the entire excess service fee to the trust for the contractually established period. This required disclosure is not an indication of our expected loss.

(e)
Includes $0 million and $100 million classified as finance receivables and loans, net, and $0 million and $20 million classified as other assets, offset by $28 million and $37 million classified as accrued expenses and other liabilities at December 31, 2012, and December 31, 2011, respectively.

(f)	Includes VIEs for which we have no management oversight and therefore we are not able to provide the total assets of the VIEs.

(g)
Includes $0 billion and $2.4 billion classified as mortgage loans held-for-sale, $0 million and $92 million classified as trading securities or other assets, and $0 million and $386 million classified as mortgage servicing rights at December 31, 2012, and December 31, 2011, respectively. CMHC is the Canada Mortgage and Housing Corporation.

(h)
Due to combination of the credit loss insurance on the mortgages and the guarantee by CMHC on the issued securities, the maximum exposure to loss would be limited to the amount of the retained interests. Additionally, the maximum loss would occur only in the event that CMHC dismisses us as servicer of the loans due to servicer performance or insolvency.

Schedule of On-balance Sheet Variable Interest Entities [Table Text Block]
The consolidated VIEs included in the Consolidated Balance Sheet represent separate entities with which we are involved. The third-party investors in the obligations of consolidated VIEs have legal recourse only to the assets of the VIEs and do not have such recourse to us, except for the customary representation and warranty provisions or when we are the counterparty to certain derivative transactions involving the VIE. In addition, the cash flows from the assets are restricted only to pay such liabilities. Thus, our economic exposure to loss from outstanding third-party financing related to consolidated VIEs is significantly less than the carrying value of the consolidated VIE assets. All assets of consolidated VIEs, presented below based upon the legal transfer of the underlying assets in order to reflect legal ownership, are restricted for the benefit of the beneficial interest holders. Refer to Note 25 for discussion of the assets and liabilities for which the fair value option has been elected.

December 31, ($ in millions)	2012	2011
Assets
Loans held-for-sale, net	$—	$9
Finance receivables and loans, net
Consumer	13,671	21,622
Commercial	17,839	19,313
Allowance for loan losses	(144)	(210)
Total finance receivables and loans, net	31,366	40,725
Investment in operating leases, net	6,060	4,389
Other assets	2,868	3,029
Assets of operations held-for-sale	12,139	—
Total assets	$52,433	$48,152
Liabilities
Short-term borrowings	$400	$795
Long-term debt	26,461	33,143
Interest payable	1	14
Accrued expenses and other liabilities	16	405
Liabilities of operations held-for-sale	9,686	—
Total liabilities	$36,564	$34,357

Schedule of Pretax Gain (Loss) Recognized on Financial Assets Sold [Table Text Block]
The following summarizes all pretax gains and losses recognized on financial assets sold into nonconsolidated securitization and similar asset-backed financing entities.

Year ended December 31, ($ in millions)	2012	2011	2010
Consumer automobile	$6	$—	$—
Consumer mortgage — GSEs	629	131	346
Consumer mortgage — private-label	—	—	—
Total pretax gain	$635	$131	$346

Schedule Of Cash Flow Received And Paid To Nonconsolidated Securitization Entities [Table Text Block]
The following table summarizes cash flows received from and paid related to securitization entities, asset-backed financings, or other similar transfers of financial assets where the transfer is accounted for as a sale and we have a continuing involvement with the transferred assets (e.g., servicing) that were outstanding in 2012, 2011, and 2010. Additionally, this table contains information regarding cash flows received from and paid to nonconsolidated securitization entities that existed during each period.

Year ended December 31, ($ in millions)	Consumer automobile	Consumer mortgage GSEs	Consumer mortgage private-label
2012
Cash proceeds from transfers completed during the period	$1,979	$32,796	$5
Cash flows received on retained interests in securitization entities	—	—	71
Servicing fees	12	693	63
Purchases of previously transferred financial assets	—	(876)	(12)
Representations and warranties obligations	—	(108)	(7)
Other cash flows	—	(96)	255
2011
Cash proceeds from transfers completed during the period	$—	$59,815	$722
Cash flows received on retained interests in securitization entities	—	—	68
Servicing fees	—	999	201
Purchases of previously transferred financial assets	—	(2,537)	(222)
Representations and warranties obligations	—	(143)	(38)
Other cash flows	—	(13)	187
2010
Cash proceeds from transfers completed during the period	$—	$68,822	$1,090
Cash flows received on retained interests in securitization entities	—	—	81
Servicing fees	1	1,081	209
Purchases of previously transferred financial assets	—	(1,865)	(282)
Representations and warranties obligations	—	(389)	(18)
Other cash flows	(6)	(39)	(22)

Schedule of Quantitative Information and Net Credit Losses about Securitized and Other Financial Assets Managed Together [Table Text Block]
The following tables represent on-balance sheet loans held-for-sale and finance receivable and loans, off-balance sheet securitizations, and whole-loan sales where we have continuing involvement. The table presents quantitative information about delinquencies and net credit losses. Refer to Note 11 for further detail on total serviced assets.

	Total Amount		Amount 60 days or more past due		Net credit losses
December 31, ($ in millions)	2012	2011	2012	2011	2012	2011
On-balance sheet loans
Consumer automobile	$53,715	$63,884	$351	$341	$369	$321
Consumer mortgage (a)	12,311	18,940	241	3,242	8	150
Commercial automobile	32,822	37,302	24	162	(1)	13
Commercial mortgage	—	1,925	—	14	(1)	31
Commercial other	2,783	1,261	1	1	(31)	(5)
Total on-balance sheet loans	101,631	123,312	617	3,760	344	510
Off-balance sheet securitization entities
Consumer automobile	1,495	—	4	—	2	—
Consumer mortgage - GSEs (b)	119,384	262,984	1,892	9,456	n/m	n/m
Consumer mortgage-private-label	—	63,991	—	11,301	—	—
Total off-balance sheet securitization entities	120,879	326,975	1,896	20,757	2	—
Whole-loan transactions (c)	6,756	33,961	129	2,901	16	87
Total	$229,266	$484,248	$2,642	$27,418	$362	$597

(a)
Includes loans subject to conditional repurchase options of $0 billion and $2.3 billion guaranteed by the GSEs, and $0 million and $132 million sold to certain private-label mortgage securitization entities at December 31, 2012, and 2011, respectively.

(b)	Anticipated credit losses are not meaningful due to the GSE guarantees.

(c)	Whole-loan transactions are not part of a securitization transaction, but represent consumer automobile and consumer mortgage pools of loans sold to third-party investors.

Servicing Activities (Tables)	12 Months Ended
Dec. 31, 2012
Servicing Activities [Abstract]
Schedule of Servicing Assets at Fair Value [Table Text Block]
The following table summarizes activity related to MSRs, which are carried at fair value. As there are limited MSR market transactions that are directly observable, management estimates fair value using internally developed discounted cash flow models (an income approach) to estimate the fair value. These internal valuation models estimate net cash flows based on internal operating assumptions that we believe would be used by market participants in orderly transactions combined with market-based assumptions for loan prepayment rates, interest rates, and discount rates that we believe approximate yields required by investors in this asset.

Year ended December 31, ($ in millions)	2012 (a)	2011
Estimated fair value at January 1,	$2,519	$3,738
Additions recognized on sale of mortgage loans	240	622
Additions from purchases of servicing rights	—	31
Subtractions from sales of servicing assets	—	(266)
Changes in fair value
Due to changes in valuation inputs or assumptions used in the valuation model	(282)	(1,041)
Other changes in fair value	(395)	(565)
Deconsolidation of ResCap	(1,130)	—
Estimated fair value at December 31,	$952	$2,519

(a)	The remaining balance is at Ally Bank, due to the deconsolidation of ResCap. Ally Bank announced that it has begun to explore strategic alternatives for its agency MSR portfolio.

Schedule of Sensitivity Analysis of Fair Value, Transferor's Interests in Transferred Financial Assets [Table Text Block]
The key economic assumptions and sensitivity of the fair value of MSRs to immediate 10% and 20% adverse changes in those assumptions were as follows.

December 31, ($ in millions)	2012	2011
Weighted average life (in years)	4.6	4.7
Weighted average prepayment speed	13.5%	15.7%
Impact on fair value of 10% adverse change	$(77)	$(135)
Impact on fair value of 20% adverse change	(144)	(257)
Weighted average discount rate	7.7%	10.2%
Impact on fair value of 10% adverse change	$(10)	$(59)
Impact on fair value of 20% adverse change	(19)	(114)

Components Of Servicing Valuation And Hedge Activities [Table Text Block]
The components of servicing valuation and hedge activities, net, were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Change in estimated fair value of mortgage servicing rights	$(560)	$(793)	$(147)
Change in fair value of derivative financial instruments	556	359	(470)
Servicing asset valuation and hedge activities, net	$(4)	$(434)	$(617)

Components Of Mortgage Servicing Fees [Table Text Block]
The components of mortgage servicing fees were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Contractual servicing fees, net of guarantee fees and including subservicing	$281	$344	$277
Late fees	7	9	7
Ancillary fees	12	12	11
Total mortgage servicing fees	$300	$365	$295

Schedule Of Unpaid Principal Balance Of Serviced Mortgage Assets [Table Text Block]
The unpaid principal balance of our serviced mortgage assets were as follows.

December 31, ($ in millions)	2012 (a)	2011
On-balance sheet mortgage loans
Held-for-sale and investment	$10,938	$18,871
Operations held-for-sale	—	541
Off-balance sheet mortgage loans
Loans sold to third-party investors
Private-label	—	50,886
GSEs	119,384	262,868
Whole-loan	2	15,105
Purchased servicing rights	—	3,247
Operations held-for-sale	—	4,912
Total primary serviced mortgage loans	130,324	356,430
Subserviced mortgage loans	—	26,358
Subserviced operations held-for-sale	—	4
Total subserviced mortgage loans	—	26,362
Master-servicing-only mortgage loans	—	8,557
Total serviced mortgage loans	$130,324	$391,349

(a)	The remaining balances were serviced by Ally Bank, due to the deconsolidation of ResCap. Ally Bank announced that it has begun to explore strategic alternatives for its agency MSR portfolio.

Schedule Of Total Serviced Automobile Loans Outstanding [Table Text Block]
The total serviced automobile finance loans outstanding were as follows.

December 31, ($ in millions)	2012	2011
On-balance sheet automobile finance loans and leases
Consumer automobile	$53,715	$63,884
Commercial automobile	32,822	37,302
Operating leases	13,550	9,275
Operations held-for-sale	25,979	102
Other	41	—
Off-balance sheet automobile finance loans
Loans sold to third-party investors
Securitizations	1,474	—
Whole-loan	6,541	12,318
Total serviced automobile finance loans and leases	$134,122	$122,881

Premiums Receivable and Other Insurance Assets (Tables)	12 Months Ended
Dec. 31, 2012
Premiums Receivable and Other Insurance Assets [Abstract]
Premiums Receivable and Other Insurance Assets [Table Text Block]
Premiums receivable and other insurance assets consisted of the following.

December 31, ($ in millions)	2012	2011
Prepaid reinsurance premiums	$236	$218
Reinsurance recoverable on unpaid losses	234	321
Reinsurance recoverable on paid losses	40	54
Premiums receivable	108	288
Deferred policy acquisition costs	991	972
Total premiums receivable and other insurance assets	$1,609	$1,853

Other Assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Schedule of Other Assets [Table Text Block]
The components of other assets were as follows.

December 31, ($ in millions)	2012	2011
Property and equipment at cost	$693	$1,152
Accumulated depreciation	(411)	(787)
Net property and equipment	282	365
Restricted cash collections for securitization trusts (a)	2,983	1,596
Fair value of derivative contracts in receivable position	2,298	5,687
Collateral placed with counterparties	1,290	1,448
Deferred tax asset (b)	1,190	238
Restricted cash and cash equivalents	889	1,381
Other accounts receivable	525	1,110
Cash reserve deposits held-for-securitization trusts (c)	442	838
Unamortized debt issuance costs	425	612
Nonmarketable equity securities	303	419
Interests retained in financial asset sales	154	231
Accrued interest and rent receivable	147	232
Real estate and other investments	98	385
Servicer advances	92	2,142
Prepaid expenses and deposits	60	568
Goodwill	27	518
Other assets	703	971
Total other assets	$11,908	$18,741

(a)	Represents cash collection from customer payments on securitized receivables. These funds are distributed to investors as payments on the related secured debt.

(b)	The increase in the deferred tax asset represents the release of a material portion of our U.S. valuation allowance. Refer to Note 23 for more information.

(c)	Represents credit enhancement in the form of cash reserves for various securitization transactions.

Schedule of Goodwill [Table Text Block]
The changes in the carrying amounts of goodwill for the periods shown were as follows.

($ in millions)	Automotive Finance operations	Insurance operations	Total
Goodwill at January 1, 2010	$469	$57	$526
Transfer of assets of discontinued operations held-for-sale	(1)	(1)	(2)
Foreign-currency translation	—	1	1
Goodwill at December 31, 2010	$468	$57	$525
Transfer of assets of discontinued operations held-for-sale	—	(4)	(4)
Foreign-currency translation	—	(3)	(3)
Goodwill at December 31, 2011	$468	$50	$518
Transfer of assets of discontinued operations held-for-sale	(468)	(23)	(491)
Goodwill at December 31, 2012	$—	$27	$27

Deposit Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Deposits [Abstract]
Schedule of Deposit Liabilities [Table Text Block]
Deposit liabilities consisted of the following.

December 31, ($ in millions)	2012	2011
Domestic deposits
Noninterest-bearing deposits	$1,977	$2,029
Interest-bearing deposits
Savings and money market checking accounts	13,871	9,035
Certificates of deposit	31,084	28,540
Dealer deposits	983	1,769
Total domestic deposit liabilities	47,915	41,373
Foreign deposits
Interest-bearing deposits
Savings and money market checking accounts	—	1,408
Certificates of deposit	—	1,958
Dealer deposits	—	311
Total foreign deposit liabilities	—	3,677
Total deposit liabilities	$47,915	$45,050

Schedule Of Maturities For Total Time Deposits Text Block [Table Text Block]
The following table presents the scheduled maturity of total certificates of deposit.

Year ended December 31, ($ in millions)
2013	$15,688
2014	6,133
2015	4,336
2016	3,545
2017	1,382
Total certificates of deposit	$31,084

Short-Term Borrowings (Tables)	12 Months Ended
Dec. 31, 2012
Short-term Debt [Abstract]
Schedule of Short-term Debt [Table Text Block]
The following table presents the composition of our short-term borrowings portfolio.

	2012			2011
December 31, ($ in millions)	Unsecured	Secured (a)	Total	Unsecured	Secured (a)	Total
Demand notes	$3,094	$—	$3,094	$2,756	$—	$2,756
Bank loans and overdrafts	167	—	167	1,613	—	1,613
Federal Home Loan Bank	—	3,800	3,800	—	1,400	1,400
Other (b)	—	400	400	146	1,765	1,911
Total short-term borrowings	$3,261	$4,200	$7,461	$4,515	$3,165	$7,680
Weighted average interest rate (c)			1.0%			3.6%

(a)	Refer to Note 16 for further details on assets restricted as collateral for payment of the related debt.

(b)	Other primarily includes nonbank secured borrowings at our Commercial Finance Group at December 31, 2012 and Automotive Finance operations at December 31, 2011.

(c)	Based on the debt outstanding and the interest rate at December 31 of each year.

Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Schedule of Long-term Debt Instruments [Table Text Block]
The following tables present the composition of our long-term debt portfolio.

December 31, ($ in millions)	Amount	Interest rate	Weighted average interest rate (a)	Due date range
2012
Senior debt
Fixed rate (b)	$28,336
Variable rate	2,345
Total senior debt (c)	30,681	0.38 - 10.29%	6.69%	2013 - 2049
Subordinated debt
Fixed rate	251
Variable rate (d)	13,451
Total subordinated debt (e)	13,702	0.65 - 8.00%	0.92%	2013 - 2018
VIE secured debt
Fixed rate	19,077
Variable rate	7,384
Total VIE secured debt	26,461	0.25 - 8.30%	1.36%	2013 - 2017
Trust preferred securities
Fixed rate	2,623	8.13%	8.13%	2040
Fair value adjustment (f)	1,094
Total long-term debt (g)	$74,561
2011
Senior debt
Fixed rate (b)	$39,657
Variable rate	3,393
Total senior debt (c)	43,050	0.00 - 16.68%	6.15%	2012 - 2049
Subordinated debt
Fixed rate	4,675
Variable rate (d)	8,246
Total subordinated debt (e)	12,921	0.76 - 17.05%	4.62%	2012 - 2031
VIE secured debt
Fixed rate	16,538
Variable rate	16,605
Total VIE secured debt	33,143	0.32 - 8.30%	1.96%	2012 - 2040
Trust preferred securities
Fixed rate	2,622	8.13%	8.13%	2040
Fair value adjustment (f)	1,149
Total long-term debt (g)	$92,885

(a)	Based on the debt outstanding and the interest rate at December 31 of each year.

(b)	Includes $0.0 billion at December 31, 2012 and $7.4 billion at December 31, 2011, guaranteed by the Federal Deposit Insurance Corporation (FDIC) under the Temporary Liquidity Guarantee Program.

(c)	Includes secured long-term debt of $0.0 billion at December 31, 2012 and $4.0 billion at December 31, 2011.

(d)	Includes $13.5 billion and $8.2 billion of debt outstanding from the Automotive secured revolving credit facilities at December 31, 2012 and 2011, respectively.

(e)	Includes secured long-term debt of $13.5 billion and $12.7 billion at December 31, 2012 and 2011, respectively.

(f)	Amount represents the hedge accounting adjustment of fixed-rate debt.

(g)	Includes fair value option-elected secured long-term debt of $0 million and $830 million at December 31, 2012 and 2011, respectively. Refer to Note 25 for additional information.

Long-term Debt Portfolio [Table Text Block]

	2012			2011
December 31, ($ in millions)	Unsecured	Secured	Total	Unsecured	Secured	Total
Long-term debt
Due within one year	$1,070	$11,503	$12,573	$11,664	$14,521	$26,185
Due after one year	31,486	29,408	60,894	30,272	35,279	65,551
Fair value adjustment	1,094	—	1,094	1,149	—	1,149
Total long-term debt	$33,650	$40,911	$74,561	$43,085	$49,800	$92,885

Scheduled Remaining Maturity of Long-term Debt [Table Text Block]
The following table presents the scheduled remaining maturity of long-term debt, assuming no early redemptions will occur. The actual payment of secured debt may vary based on the payment activity of the related pledged assets.

Year ended December 31, ($ in millions)	2013	2014	2015	2016	2017	2018 and thereafter	Fair value adjustment	Total
Unsecured
Long-term debt	$1,331	$5,603	$5,115	$1,971	$3,671	$16,705	$1,094	$35,490
Original issue discount	(261)	(188)	(56)	(63)	(75)	(1,197)	—	(1,840)
Total unsecured	1,070	5,415	5,059	1,908	3,596	15,508	1,094	33,650
Secured
Long-term debt	11,503	13,596	8,567	3,123	3,032	1,090	—	40,911
Total long-term debt	$12,573	$19,011	$13,626	$5,031	$6,628	$16,598	$1,094	$74,561

Pledged assets for the payment of the related secured borrowings and repurchase agreements [Table Text Block]
The following summarizes assets restricted as collateral for the payment of the related debt obligation primarily arising from securitization transactions accounted for as secured borrowings and repurchase agreements.

	2012		2011
December 31, ($ in millions)	Total	Ally Bank (a)	Total	Ally Bank (a)
Trading assets	$—	$—	$27	$—
Investment securities	1,911	1,911	780	780
Loans held-for-sale	—	—	805	—
Mortgage assets held-for-investment and lending receivables	9,866	9,866	12,197	11,188
Consumer automobile finance receivables	29,557	14,833	33,888	17,320
Commercial automobile finance receivables	19,606	19,606	20,355	14,881
Investment in operating leases, net	6,058	1,691	4,555	431
Mortgage servicing rights	—	—	1,920	1,286
Other assets	999	272	3,973	1,816
Total assets restricted as collateral (b)	$67,997	$48,179	$78,500	$47,702
Secured debt (c)	$45,111	$29,162	$52,965	$25,533

(a)	Ally Bank is a component of the total column.

(b)
Ally Bank has an advance agreement with the Federal Home Loan Bank of Pittsburgh (FHLB) and had assets pledged to secure borrowings that were restricted as collateral to the FHLB totaling $12.6 billion and $10.9 billion at December 31, 2012, and 2011, respectively. These assets were composed primarily of consumer and commercial mortgage finance receivables and loans, net. Ally Bank has access to the Federal Reserve Bank Discount Window. Ally Bank had assets pledged and restricted as collateral to the Federal Reserve Bank totaling $1.9 billion and $4.3 billion at December 31, 2012, and 2011, respectively. These assets were composed of consumer mortgage finance receivables and loans, net; consumer automobile finance receivables and loans, net; and investment securities. Availability under these programs is only for the operations of Ally Bank and cannot be used to fund the operations or liabilities of Ally or its subsidiaries.

(c)	Includes $4.2 billion and $3.2 billion of short-term borrowings at December 31, 2012, and 2011, respectively.

Schedule Of Committed Funding Facilities [Table Text Block]

	Outstanding		Unused capacity (a)		Total capacity
December 31, ($ in billions)	2012	2011	2012	2011	2012	2011
Bank funding
Secured - U.S.	$3.8	$5.8	$4.7	$3.7	$8.5	$9.5
Nonbank funding
Unsecured
Automotive Finance — U.S.	—	—	—	0.5	—	0.5
Automotive Finance — International	0.1	0.3	—	—	0.1	0.3
Secured
Automotive Finance — U.S. (b) (c)	12.9	4.2	5.4	10.2	18.3	14.4
Automotive Finance — International (b)	9.6	10.1	2.4	3.0	12.0	13.1
Mortgage operations	—	0.7	—	0.5	—	1.2
Total nonbank funding	22.6	15.3	7.8	14.2	30.4	29.5
Shared capacity (d)
U.S.	1.0	1.5	3.0	2.5	4.0	4.0
International	0.1	0.1	—	—	0.1	0.1
Total committed facilities	$27.5	$22.7	$15.5	$20.4	$43.0	$43.1

(a)
Funding from committed secured facilities is available on request in the event excess collateral resides in certain facilities or is available to the extent incremental collateral is available and contributed to the facilities.

(b)
Total unused capacity includes $2.2 billion as of December 31, 2012, and $4.9 billion as of December 31, 2011, from certain committed funding arrangements that are generally reliant upon the origination of future automotive receivables and that are available in 2013.

(c)	Includes the secured facilities of our Commercial Finance Group.

(d)	Funding is generally available for assets originated by Ally Bank or the parent company, Ally Financial Inc.

Schedule Of Uncommitted Funding Facilities [Table Text Block]

	Outstanding		Unused capacity		Total capacity
December 31, ($ in billions)	2012	2011	2012	2011	2012	2011
Bank funding
Secured — U.S.
Federal Reserve funding programs	$—	$—	$1.8	$3.2	$1.8	$3.2
FHLB advances	4.8	5.4	0.4	—	5.2	5.4
Total bank funding	4.8	5.4	2.2	3.2	7.0	8.6
Nonbank funding
Unsecured
Automotive Finance — International	2.1	1.9	0.4	0.5	2.5	2.4
Secured
Automotive Finance — International	0.1	0.1	0.1	0.1	0.2	0.2
Mortgage operations	—	—	—	0.1	—	0.1
Total nonbank funding	2.2	2.0	0.5	0.7	2.7	2.7
Total uncommitted facilities	$7.0	$7.4	$2.7	$3.9	$9.7	$11.3

Accrued Expenses and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Accounts Payable and Accrued Liabilities [Abstract]
Schedule of Accrued Liabilities [Table Text Block]
The components of accrued expenses and other liabilities were as follows.

December 31, ($ in millions)	2012	2011
Fair value of derivative contracts in payable position	$2,468	$5,367
Collateral received from counterparties	941	1,410
Accrual related to ResCap Bankruptcy and deconsolidation (a)	750	—
Accounts payable	565	1,178
Employee compensation and benefits	494	649
Reserves for insurance losses and loss adjustment expenses	341	580
Reserve for mortgage representation and warranty obligation	105	825
Deferred revenue	97	86
Non-income tax payable	15	296
Deferred income tax liability	6	111
GM payable, net	1	228
Current income tax payable	1	200
Loan repurchases liabilities	—	2,387
Other liabilities	801	1,347
Total accrued expenses and other liabilities	$6,585	$14,664

(a)	Refer to Note 1 for more information regarding the Debtors' bankruptcy, deconsolidation, and this accrual.

Equity (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Schedule of Stockholders Equity [Table Text Block]
Our common stock has a par value of $0.01 and there are 2,021,384 shares authorized for issuance. Our common stock is not registered with the Securities and Exchange Commission, and there is no established trading market for the shares. Treasury holds 73.78% of Ally common stock. The following table presents changes in the number of shares issued and outstanding.

(in shares)	2012	2011	2010
Common stock
January 1,	1,330,970	1,330,970	799,120
New issuances
Conversion of Series F-2 Preferred Stock (a)	—	—	531,850
December 31,	1,330,970	1,330,970	1,330,970

(a)	On December 30, 2010, 110,000,000 shares of Series F-2 Preferred Stock owned by Treasury were converted into 531,850 shares of Ally common stock.

Schedule of Stock by Class [Table Text Block]
The following table summarizes information about our Series F-2, Series A, and Series G preferred stock.

December 31,	2012	2011
Mandatorily convertible preferred stock held by U.S. Department of Treasury
Series F-2 preferred stock (a)
Carrying value ($ in millions)	$5,685	$5,685
Par value (per share)	0.01	0.01
Liquidation preference (per share)	50	50
Number of shares authorized	228,750,000	228,750,000
Number of shares issued and outstanding	118,750,000	118,750,000
Dividend/coupon	9%	9%
Redemption/call feature	Perpetual (b)	Perpetual (b)
Preferred stock
Series A preferred stock
Carrying value ($ in millions)	$1,021	$1,021
Par value (per share)	0.01	0.01
Liquidation preference (per share)	25	25
Number of shares authorized	160,870,560	160,870,560
Number of shares issued and outstanding	40,870,560	40,870,560
Dividend/coupon
Prior to May 15, 2016	8.5%	8.5%
On and after May 15, 2016	three month LIBOR + 6.243%	three month LIBOR + 6.243%
Redemption/call feature	Perpetual (c)	Perpetual (c)
Series G preferred stock (d)
Carrying value ($ in millions)	$234	$234
Par value (per share)	0.01	0.01
Liquidation preference (per share)	1,000	1,000
Number of shares authorized	2,576,601	2,576,601
Number of shares issued and outstanding	2,576,601	2,576,601
Dividend/coupon	7%	7%
Redemption/call feature	Perpetual (e)	Perpetual (e)

(a)	Mandatorily convertible to common equity on December 30, 2016.

(b)	Convertible prior to mandatory conversion date with consent of Treasury.

(c)	Nonredeemable prior to May 15, 2016.

(d)
Pursuant to a registration rights agreement, we are required to maintain an effective shelf registration statement. In the event we fail to meet this obligation, we may be required to pay additional interest to the holders of the Series G Preferred Stock.

(e)	Redeemable beginning at December 31, 2011.

Accumulated Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Income (Loss) [Abstract]
Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]
The following table presents changes, net of tax, in each component of accumulated other comprehensive income (loss).

($ in millions)	Unrealized gains (losses) on investment securities (a)	Translation adjustments and net investment hedges	Cash flow hedges	Defined benefit pension plans	Accumulated other comprehensive income (loss)
Balance at January 1, 2010	$151	$433	$(27)	$(97)	$460
2010 net change	(177)	(17)	33	(40)	(201)
Balance at December 31, 2010	(26)	416	6	(137)	259
2011 net change	(88)	(64)	—	(20)	(172)
Balance at December 31, 2011	(114)	352	6	(157)	87
2012 net change	190	16	(4)	22	224
Balance at December 31, 2012	$76	$368	$2	$(135)	$311

(a)	Represents the after-tax difference between the fair value and amortized cost of our available-for-sale securities portfolio.

Before and After Tax Changes of Components of Accumulated Other Comprehensive Income [Table Text Block]
The following table presents the before- and after-tax changes in each component of accumulated other comprehensive income (loss).

December 31, ($ in millions)	Before Tax	Tax Effect	After Tax
2012
Unrealized gains (losses) on investment securities
Net unrealized gains arising during the period	$377	$(46)	$331
Less: Net realized gains reclassified to net income (a)	174	(33)	141
Net change	203	(13)	190
Translation adjustments and net investment hedges
Translation adjustments	182	2	184
Hedges	(270)	102	(168)
Net change	(88)	104	16
Cash flow hedges
Net unrealized losses arising during the period	(7)	3	(4)
Defined benefit pension plans
Net losses, prior service costs, and transition obligation arising during the period	(55)	19	(36)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	(95)	37	(58)
Net change	40	(18)	22
Other comprehensive income	$148	$76	$224
2011
Unrealized gains (losses) on investment securities
Net unrealized gains arising during the period	$213	$(17)	$196
Less: Net realized gains reclassified to net income (b)	296	(12)	284
Net change	(83)	(5)	(88)
Translation adjustments and net investment hedges
Translation adjustments	(238)	1	(237)
Hedges	173	—	173
Net change	(65)	1	(64)
Defined benefit pension plans
Net losses, prior service costs, and transition obligation arising during the period	(25)	(2)	(27)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	(12)	5	(7)
Net change	(13)	(7)	(20)
Other comprehensive loss	$(161)	$(11)	$(172)
2010
Unrealized gains on investment securities
Net unrealized gains arising during the period	$317	$3	$320
Less: Net realized gains reclassified to net income	506	(9)	497
Net change	(189)	12	(177)
Translation adjustments and net investment hedges
Translation adjustments	178	(13)	165
Hedges	(182)	—	(182)
Net change	(4)	(13)	(17)
Cash flow hedges
Net unrealized gains arising during the period	35	(2)	33
Defined benefit pension plans
Net losses, prior service costs, and transition obligation arising during the period	(45)	(14)	(59)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	(14)	(5)	(19)
Net change	(31)	(9)	(40)
Other comprehensive loss	$(189)	$(12)	$(201)

(a)	Includes gains of $28 million at December 31, 2012, classified as income (loss) from discontinued operations, net of tax, in our Consolidated Statement of Income.

(b)	Includes gains of $2 million at December 31, 2011, classified as income (loss) from discontinued operations, net of tax, in our Consolidated Statement of Income.

Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
The following table presents the calculation of basic and diluted earnings per common share.

Year ended December 31, ($ in millions except per share data)	2012	2011	2010
Net income (loss) from continuing operations	$1,370	$(219)	$(334)
Preferred stock dividends — U.S. Department of Treasury	(535)	(534)	(963)
Preferred stock dividends	(267)	(260)	(282)
Impact of preferred stock conversion or amendment (a)	—	32	(616)
Net income (loss) from continuing operations attributable to common shareholders (b)	568	(981)	(2,195)
(Loss) income from discontinued operations, net of tax	(174)	62	1,363
Net income (loss) attributable to common shareholders	$394	$(919)	$(832)
Basic weighted-average common shares outstanding	1,330,970	1,330,970	800,597
Diluted weighted-average common shares outstanding (b)	1,330,970	1,330,970	800,597
Basic earnings per common share
Net income (loss) from continuing operations	$427	$(738)	$(2,742)
(Loss) income from discontinued operations, net of tax	(131)	47	1,703
Net income (loss)	$296	$(691)	$(1,039)
Diluted earnings per common share (b)
Net income (loss) from continuing operations	$427	$(738)	$(2,742)
(Loss) income from discontinued operations, net of tax	(131)	47	1,703
Net income (loss)	$296	$(691)	$(1,039)

(a)	Refer to Note 18 for further detail.

(b)
Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2011 and 2010, respectively, net income (loss) from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

Regulatory Capital (Tables)	12 Months Ended
Dec. 31, 2012
Regulatory Capital Requirements [Abstract]
Schedule of Compliance with Regulatory Capital Requirements under Banking Regulations [Table Text Block]
The following table summarizes our capital ratios.

	2012		2011		Required minimum		Well-capitalized minimum
December 31, ($ in millions)	Amount	Ratio	Amount	Ratio
Risk-based capital
Tier 1 (to risk-weighted assets)
Ally Financial Inc.	$20,232	13.13%	$21,067	13.65%	4.00%		6.00%
Ally Bank	14,136	16.26	12,953	17.42	4.00		6.00
Total (to risk-weighted assets)
Ally Financial Inc.	$21,669	14.07%	$22,664	14.69%	8.00%		10.00%
Ally Bank	14,827	17.06	13,675	18.40	8.00		10.00
Tier 1 leverage (to adjusted quarterly average assets) (a)
Ally Financial Inc.	$20,232	11.16%	$21,067	11.45%	3.00–4.00%		(b)
Ally Bank	14,136	15.30	12,953	15.50	15.00	(c)	5.00%
Tier 1 common (to risk-weighted assets)
Ally Financial Inc.	$10,749	6.98%	$11,585	7.51%	n/a		n/a
Ally Bank	n/a	n/a	n/a	n/a	n/a		n/a
n/a = not applicable

(a)	Federal regulatory reporting guidelines require the calculation of adjusted quarterly average assets using a daily average methodology.

(b)	There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(c)	Ally Bank, in accordance with the CLMA, is required to maintain a Tier 1 leverage ratio of at least 15%.

Derivative Instruments And Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Offsetting Assets and Liabilities [Table Text Block]
The composition of offsetting derivative instruments, financial assets, and financial liabilities was as follows.

				Gross Amounts Not Offset in the Condensed Consolidated Balance Sheet
December 31, 2012 ($ in millions)	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Condensed Consolidated Balance Sheet	Net Amounts of Assets/(Liabilities) Presented in the Condensed Consolidated Balance Sheet	Financial Instruments	Collateral (a)	Net Amount
Assets
Derivative assets in net asset positions	$1,395	$—	$1,395	$(503)	$(841)	$51
Derivative assets in net liability positions	788	—	788	(788)	—	—
Derivative assets with no offsetting arrangements	115	—	115	—	—	115
Total assets	$2,298	$—	$2,298	$(1,291)	$(841)	$166
Liabilities
Derivative liabilities in net liability positions	$(1,929)	$—	$(1,929)	$788	$1,092	$(49)
Derivative liabilities in net asset positions	(503)	—	(503)	503	—	—
Derivative liabilities with no offsetting arrangements	(36)	—	(36)	—	—	(36)
Total liabilities	$(2,468)	$—	$(2,468)	$1,291	$1,092	$(85)

(a)	Financial collateral received/pledged shown as a balance based on the sum of all net asset and liability positions between Ally and each individual derivative counterparty.

				Gross Amounts Not Offset in the Condensed Consolidated Balance Sheet
December 31, 2011 ($ in millions)	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Condensed Consolidated Balance Sheet	Net Amounts of Assets/(Liabilities) Presented in the Condensed Consolidated Balance Sheet	Financial Instruments	Collateral (a)	Net Amount
Assets
Derivative assets in net asset positions	$2,492	$—	$2,492	$(1,748)	$(618)	$126
Derivative assets in net liability positions	1,337	—	1,337	(1,337)	—	—
Derivative assets with no offsetting arrangements	1,872	—	1,872	—	—	1,872
Total assets	$5,701	$—	$5,701	$(3,085)	$(618)	$1,998
Liabilities
Derivative liabilities in net liability positions	$(2,616)	$—	$(2,616)	$1,337	$1,215	$(64)
Derivative liabilities in net asset positions	(1,748)	—	(1,748)	1,748	—	—
Derivative liabilities with no offsetting arrangements	(1,015)	—	(1,015)	—	—	(1,015)
Total liabilities	$(5,379)	$—	$(5,379)	$3,085	$1,215	$(1,079)

(a)	Financial collateral received/pledged shown as a balance based on the sum of all net asset and liability positions between Ally and each individual derivative counterparty.

Fair Value Amounts Of Derivative Instruments Reported On Our Condensed Consolidated Balance Sheet [Table Text Block]
he following table summarizes the fair value amounts of derivative instruments reported on our Consolidated Balance Sheet. The fair value amounts are presented on a gross basis, are segregated by derivatives that are designated and qualifying as hedging instruments or those that are not, and are further segregated by type of contract within those two categories. At December 31, 2012, $2.3 billion of the derivative contracts in a receivable position were classified as other assets on the Consolidated Balance Sheet. At December 31, 2011, $5.7 billion and $14 million of the derivative contracts in a receivable position were classified as other assets and trading assets, respectively, on the Consolidated Balance Sheet. At December 31, 2012, $2.5 billion of derivative contracts in a liability position were classified as accrued expenses and other liabilities on the Consolidated Balance Sheet. At December 31, 2011, $5.4 billion of derivative contracts in a liability position and $12 million of trading derivatives were both classified as accrued expenses and other liabilities on the Consolidated Balance Sheet.

	2012			2011
	Derivative contracts in a		Notional amount	Derivative contracts in a		Notional amount
December 31, ($ in millions)	receivable position (a)	payable position (b)		receivable position (a)	payable position (b)
Derivatives qualifying for hedge accounting
Interest rate risk
Fair value accounting hedges	$411	$—	$7,248	$289	$4	$8,398
Cash flow accounting hedges	—	10	2,580	4	—	3,000
Total interest rate risk	411	10	9,828	293	4	11,398
Foreign exchange risk
Net investment accounting hedges	35	53	8,693	123	54	8,208
Total derivatives qualifying for hedge accounting	446	63	18,521	416	58	19,606
Economic hedges and trading derivatives
Interest rate risk
MSRs	1,616	2,299	146,405	4,812	5,012	523,037
Mortgage loan commitments and mortgage loans held-for-sale	49	23	9,617	95	107	24,950
Debt	28	29	17,716	81	54	25,934
Other	154	27	41,514	160	101	42,142
Total interest rate risk	1,847	2,378	215,252	5,148	5,274	616,063
Foreign exchange risk	5	27	2,464	137	47	7,569
Total economic hedges and trading derivatives	1,852	2,405	217,716	5,285	5,321	623,632
Total derivatives	$2,298	$2,468	$236,237	$5,701	$5,379	$643,238

(a)	Includes accrued interest of $175 million and $459 million at December 31, 2012 and 2011, respectively.

(b)	Includes accrued interest of $144 million and $458 million at December 31, 2012 and 2011, respectively.

Gains and Losses on Derivative Instruments Reported in Statement of Comprehensive Income [Table Text Block]
The following table summarizes the location and amounts of gains and losses on derivative instruments reported in our Consolidated Statement of Income and Other Comprehensive Income.

Year ended December 31, ($ in millions)	2012	2011	2010
Derivatives qualifying for hedge accounting
Gain recognized in earnings on derivatives (a)
Interest rate contracts
Interest on long-term debt	$164	$895	$159
Foreign exchange contracts
Other income, net of losses	—	35	—
Loss recognized in earnings on hedged items (b)
Interest rate contracts
Interest on long-term debt	(193)	(851)	(122)
Foreign exchange contracts
Other income, net of losses	—	(35)	—
Total derivatives qualifying for hedge accounting	(29)	44	37
Economic and trading derivatives
(Loss) gain recognized in earnings on derivatives
Interest rate contracts
Servicing asset valuation and hedge activities, net	556	359	(470)
(Loss) gain on mortgage and automotive loans, net	(5)	(242)	69
Other income, net of losses	(18)	(57)	(102)
Total interest rate contracts	533	60	(503)
Foreign exchange contracts (c)
Interest on long-term debt	(39)	61	(125)
Other income, net of losses	(48)	17	120
Total foreign exchange contracts	(87)	78	(5)
Gain (loss) recognized in earnings on derivatives	$417	$182	$(471)

(a)
Amounts exclude gains related to interest for qualifying accounting hedges of debt, which are primarily offset by the fixed coupon payment on the long-term debt. The gains were $119 million, $248 million, and $312 million for the years ended December 31, 2012, 2011, and 2010, respectively.

(b)
Amounts exclude gains related to amortization of deferred basis adjustments on the hedged items. The gains were $226 million, $216 million, and $148 million for the years ended December 31, 2012, 2011, and 2010, respectively.

(c)
Amounts exclude gains and losses related to the revaluation of the related foreign-denominated debt or receivable. Gains of $87 million, and losses of $103 million and $17 million, were recognized for the years ended December 31, 2012, 2011, and 2010, respectively

Derivative Instruments Used In Cash Flow and Net Investment Hedge Accounting Relationships [Table Text Block]
The following table summarizes derivative instruments used in cash flow and net investment hedge accounting relationships.

Year ended December 31, ($ in millions)	2012	2011	2010
Cash flow hedges
Interest rate contracts
Gain reclassified from accumulated other comprehensive income to interest on long-term debt	$1	$—	$—
(Loss) gain recorded directly to interest on long-term debt	(7)	5	—
Total interest on long-term debt	$(6)	$5	$—
(Loss) gain recognized in other comprehensive income	$(7)	$(1)	$4
Net investment hedges
Foreign exchange contracts
(Loss) gain reclassified from accumulated other comprehensive income to other income, net of losses	$(1)	$(8)	$12
Loss recorded directly to other income, net of losses (a)	—	(3)	(18)
Total other income, net of losses	$(1)	$(11)	$(6)
(Loss) gain recognized in other comprehensive income (b)	$(270)	$173	$(183)

(a)	The amounts represent the forward points excluded from the assessment of hedge effectiveness.

(b)
The amounts represent the effective portion of net investment hedges. There are offsetting amounts recognized in accumulated other comprehensive income related to the revaluation of the related net investment in foreign operations. There were gains of $285 million, losses of $237 million, and gains of $187 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Summarizes income (loss) from continuing operations before income tax expense [Table Text Block]
The following table summarizes income (loss) from continuing operations before income tax expense.

Year ended December 31, ($ in millions)	2012	2011	2010
U.S. income (loss)	$544	$(157)	$(186)
Non-U.S. income (loss)	(30)	(20)	(51)
Income (loss) from continuing operations before income tax expense	$514	$(177)	$(237)

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The significant components of income tax expense from continuing operations were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Current income tax (benefit) expense
U.S. federal	$—	$10	$11
Foreign	(24)	29	39
State and local	10	8	60
Total current (benefit) expense	(14)	47	110
Deferred income tax (benefit) expense
U.S. federal	(663)	—	(6)
Foreign	25	(5)	—
State and local	(204)	—	(7)
Total deferred benefit	(842)	(5)	(13)
Total income tax (benefit) expense from continuing operations	$(856)	$42	$97

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
A reconciliation of the (benefit) provision for income taxes with the amounts at the statutory U.S. federal income tax rate is shown in the following table.

Year ended December 31, ($ in millions)	2012	2011	2010
Statutory U.S. federal tax (benefit) expense	$180	$(62)	$(83)
Change in tax resulting from
Effect of valuation allowance change	(1,022)	49	175
State and local income taxes, net of federal income tax benefit	(34)	22	(16)
Tax Credits	(45)	—	—
Changes in unrecognized tax benefits	(6)	(7)	(15)
Foreign tax differential	9	30	(21)
Non-deductible expenses	12	9	4
Other, net	50	1	53
Tax (benefit) expense	$(856)	$42	$97

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The significant components of deferred tax assets and liabilities are reflected in the following table.

December 31, ($ in millions)	2012	2011
Deferred tax assets
Tax credit carryforwards	$1,631	$161
Tax loss carryforwards	1,025	1,976
Mark-to-market on consumer finance receivables and loans	880	695
Equity investment in ResCap	486	—
Provision for loan losses	306	775
Hedging transactions	267	280
State and local taxes	263	186
ResCap settlement accrual	262	—
Sales of finance receivables and loans	206	182
Unearned insurance premiums	142	158
Contingency reserves	19	169
Other	247	568
Gross deferred tax assets	5,734	5,150
Valuation allowance	(1,653)	(2,274)
Net deferred tax assets	4,081	2,876
Deferred tax liabilities
Lease transactions	1,756	2,052
Basis difference in subsidiaries	454	—
Deferred acquisition costs	333	328
Debt transactions	226	32
Unrealized gains on securities	16	180
Other	112	157
Gross deferred tax liabilities	2,897	2,749
Net deferred tax assets	$1,184	$127

Schedule of Unrecognized Tax Benefits Roll Forward [Table Text Block]
The following table provides a reconciliation of the beginning and ending amount of unrecognized tax benefits.

($ in millions)	2012	2011	2010
Balance at January 1,	$198	$214	$172
Additions based on tax positions related to the current year	14	11	69
Additions for tax positions of prior years	2	20	3
Reductions for tax positions of prior years	(4)	(3)	(23)
Settlements	(17)	(35)	(9)
Expiration of statute of limitations	(4)	—	(2)
Foreign-currency translation adjustments	(5)	(9)	4
Deconsolidation of ResCap and discontinued operations	(82)	—	—
Balance at December 31,	$102	$198	$214

Employee Benefits and Compensation Plans (Tables)	12 Months Ended
Dec. 31, 2012
Compensation Related Costs [Abstract]
Schedule of Accumulated Benefit Obligations in Excess of Fair Value of Plan Assets [Table Text Block]
The following summarizes information related to our pension plans.

Year ended December 31, ($ in millions)	2012	2011
Projected benefit obligation	$355	$528
Fair value of plan assets	214	398
Underfunded status	$(141)	$(130)

Fair Value (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements - Recurring Basis [Table Text Block]
The following tables display the assets and liabilities measured at fair value on a recurring basis including financial instruments elected for the fair value option. We often economically hedge the fair value change of our assets or liabilities with derivatives and other financial instruments. The tables below display the hedges separately from the hedged items; therefore, they do not directly display the impact of our risk management activities.

	Recurring fair value measurements
December 31, 2012 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Investment securities
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$697	$1,517	$—	$2,214
Foreign government	3	300	—	303
Mortgage-backed residential	—	6,906	—	6,906
Asset-backed	—	2,340	—	2,340
Corporate debt securities	—	1,263	—	1,263
Total debt securities	700	12,326	—	13,026
Equity securities (a)	1,152	—	—	1,152
Total available-for-sale securities	1,852	12,326	—	14,178
Mortgage loans held-for-sale, net (b)	—	2,490	—	2,490
Mortgage servicing rights	—	—	952	952
Other assets
Interests retained in financial asset sales	—	—	154	154
Derivative contracts in a receivable position
Interest rate	40	2,170	48	2,258
Foreign currency	—	40	—	40
Total derivative contracts in a receivable position	40	2,210	48	2,298
Collateral placed with counterparties (c)	103	99	—	202
Total assets	$1,995	$17,125	$1,154	$20,274
Liabilities
Accrued expenses and other liabilities
Derivative contracts in a payable position
Interest rate	$(13)	$(2,374)	$(1)	$(2,388)
Foreign currency	—	(78)	(2)	(80)
Total derivative contracts in a payable position	(13)	(2,452)	(3)	(2,468)
Total liabilities	$(13)	$(2,452)	$(3)	$(2,468)

(a)	Our investment in any one industry did not exceed 21%.

(b)	Carried at fair value due to fair value option elections.

(c)	Represents collateral in the form of investment securities. Cash collateral was excluded.

	Recurring fair value measurements
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$—	$575	$33	$608
Total trading assets	—	575	33	608
Investment securities
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	903	643	—	1,546
States and political subdivisions	—	1	—	1
Foreign government	427	357	—	784
Mortgage-backed residential	—	7,312	—	7,312
Asset-backed	—	2,553	62	2,615
Corporate debt securities	—	1,491	—	1,491
Other debt securities	—	327	—	327
Total debt securities	1,330	12,684	62	14,076
Equity securities (a)	1,059	—	—	1,059
Total available-for-sale securities	2,389	12,684	62	15,135
Mortgage loans held-for-sale, net (b)	—	3,889	30	3,919
Consumer mortgage finance receivables and loans, net (b)	—	—	835	835
Mortgage servicing rights	—	—	2,519	2,519
Other assets
Interests retained in financial asset sales	—	—	231	231
Derivative contracts in a receivable position (c)
Interest rate	79	5,274	88	5,441
Foreign currency	—	242	18	260
Total derivative contracts in a receivable position	79	5,516	106	5,701
Collateral placed with counterparties (d)	328	—	—	328
Total assets	$2,796	$22,664	$3,816	$29,276
Liabilities
Long-term debt
On-balance sheet securitization debt (b)	$—	$—	$(830)	$(830)
Accrued expenses and other liabilities
Derivative contracts in a payable position (c)
Interest rate	(32)	(5,229)	(17)	(5,278)
Foreign currency	—	(99)	(2)	(101)
Total derivative contracts in a payable position	(32)	(5,328)	(19)	(5,379)
Loan repurchase liabilities (b)	—	—	(29)	(29)
Trading liabilities (excluding derivatives)	(61)	—	—	(61)
Total liabilities	$(93)	$(5,328)	$(878)	$(6,299)

(a)	Our investment in any one industry did not exceed 18%.

(b)	Carried at fair value due to fair value option elections.

(c)	Includes derivatives classified as trading.

(d)	Represents collateral in the form of investment securities. Cash collateral was excluded.

Fair Value Measurements - Recurring Fair Value Inputs [Table Text Block]
The following table presents quantitative information regarding the significant unobservable inputs used in significant Level 3 assets and liabilities measured at fair value on a recurring basis.

December 31, 2012 ($ in millions)	Level 3 recurring measurements	Valuation technique	Unobservable input	Range
Assets
Mortgage servicing rights	$952	(a)	(a)	(a)
Other assets
Interests retained in financial asset sales	154	Discounted cash flow	Discount rate	5.4-6.1%
			Commercial paper rate	0-0.1%

(a)	Refer to Note 11 for information related to MSR valuation assumptions and sensitivities.

Fair Value Measurements - Reconciliation of Level 3 Assets and Liabilities [Table Text Block]
The following tables present the reconciliation for all Level 3 assets and liabilities measured at fair value on a recurring basis. We often economically hedge the fair value change of our assets or liabilities with derivatives and other financial instruments. The Level 3 items presented below may be hedged by derivatives and other financial instruments that are classified as Level 1 or Level 2. Thus, the following tables do not fully reflect the impact of our risk management activities.

	Level 3 recurring fair value measurements
		Net realized/unrealized gains (losses)									Fair value at Dec. 31, 2012	Net unrealized gains (losses) included in earnings still held at Dec. 31, 2012
($ in millions)	Fair value at Jan. 1, 2012	included in earnings		included in OCI	Purchases	Sales		Issuances	Settlements	Transfers out due to deconsolidation or discontinued operations (a)
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$33	$2	(b)	$—	$—	$—		$—	$(4)	$(31)	$—	$4	(b)
Investment securities
Available-for-sale debt securities
Asset-backed	62	19		(12)	—	(69)		—	—	—	—	—
Mortgage loans held-for-sale, net (c)	30	—		—	12	—		—	(11)	(31)	—	—
Consumer mortgage finance receivables and loans, net (c)	835	121	(c)	—	—	(245)	(d)	—	(124)	(587)	—	51	(c)
Mortgage servicing rights	2,519	(677)	(e)	—	—	—		240	—	(1,130)	952	(677)	(e)
Other assets
Interests retained in financial asset sales	231	46	(f)	—	—	—		—	(123)	—	154	—
Derivative contracts, net (g)
Interest rate	71	(78)	(h)	—	—	—		—	53	1	47	1	(h)
Foreign currency	16	(32)	(h)	—	—	—		—	—	14	(2)	(50)	(h)
Total derivative contracts in a receivable position, net	87	(110)		—	—	—		—	53	15	45	(49)
Total assets	$3,797	$(599)		$(12)	$12	$(314)		$240	$(209)	$(1,764)	$1,151	$(671)
Liabilities
Long-term debt
On-balance sheet securitization debt (c)	$(830)	$(115)	(c)	$—	$—	$—		$—	$389	$556	$—	$(62)	(c)
Accrued expenses and other liabilities
Loan repurchase liabilities (c)	(29)	—		—	(11)	—		—	10	30	—	—
Total liabilities	$(859)	$(115)		$—	$(11)	$—		$—	$399	$586	$—	$(62)

(a)
Represents the amounts transferred out of Level 3 due to the deconsolidation of ResCap or discontinued operations. Refer to Note 1 for additional information related to ResCap. Refer to Note 2 for additional information related to discontinued operations.

(b)	The fair value adjustment and the related interest were reported as income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(c)
Carried at fair value due to fair value option elections. Refer to the next section of this note titled Fair Value Option for Financial Assets and Liabilities for the location of the gains and losses in the Consolidated Statement of Income.

(d)	Represents the sale of consumer mortgage finance receivable and loans sold as part of the sale of a business line during 2012.

(e)	Fair value adjustment was reported as servicing-asset valuation and hedge activities, net, and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(f)	Reported as other income, net of losses, and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(g)	Includes derivatives classified as trading.

(h)	Refer to Note 22 for information related to the location of the gains and losses on derivative instruments in the Consolidated Statement of Income.

	Level 3 recurring fair value measurements
	Fair value at Jan. 1, 2011	Net realized/unrealized gains (losses)			Purchases	Sales		Issuances	Settlements	Transfers out of level 3		Fair value at Dec. 31, 2011	Net unrealized gains (losses) included in earnings still held at Dec. 31, 2011
($ in millions)		included in earnings		included in OCI
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$44	$5	(a)	$—	$—	$—		$—	$(16)	$—		$33	$14	(a)
Asset-backed securities	94	—		—	—	(94)		—	—	—		—	—
Total trading assets	138	5		—	—	(94)		—	(16)	—		33	14
Investment securities
Available-for-sale debt securities
Mortgage-backed residential	1	—		—	—	(1)		—	—	—		—	—
Asset-backed	—	18	(b)	14	94	(64)		—	—	—		62	—
Total debt securities	1	18		14	94	(65)		—	—	—		62	—
Mortgage loans held-for-sale, net (c)	4	(1)	(c)	—	46	(1)		—	(18)	—		30	(2)	(c)
Consumer mortgage finance receivables and loans, net (c)	1,015	352	(c)	1	—	—		—	(533)	—		835	136	(c)
Mortgage servicing rights	3,738	(1,606)	(d)	—	31	(266)	(e)	622	—	—		2,519	(1,605)	(d)
Other assets
Interests retained in financial asset sales	568	180	(f)	—	—	—		3	(520)	—		231	(15)	(f)
Derivative contracts, net (g)
Interest rate	(13)	148	(h)	—	—	—		—	(41)	(23)	(i)	71	145	(h)
Foreign currency	—	16	(h)	—	—	—		—	—	—		16	16	(h)
Total derivative contracts in a (payable) receivable position, net	(13)	164		—	—	—		—	(41)	(23)		87	161
Total assets	$5,451	$(888)		$15	$171	$(426)		$625	$(1,128)	$(23)		$3,797	$(1,311)
Liabilities
Long-term debt
On-balance sheet securitization debt (c)	$(972)	$(371)	(c)	$1	$—	$—		$—	$512	$—		$(830)	$(184)	(c)
Accrued expenses and other liabilities
Loan repurchase liabilities (c)	—	2	(c)	—	(46)	—		—	15	—		(29)	2	(c)
Total liabilities	$(972)	$(369)		$1	$(46)	$—		$—	$527	$—		$(859)	$(182)

(a)	The fair value adjustment and the related interest were reported as income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(b)
The fair value adjustment was reported as other income, net of losses, and the related interest was reported as interest and dividends on available-for-sale investment securities in the Consolidated Statement of Income.

(c)
Carried at fair value due to fair value option elections. Refer to the next section of this note titled Fair Value Option for Financial Assets and Liabilities for the location of the gains and losses in the Consolidated Statement of Income.

(d)	Fair value adjustment was reported as servicing-asset valuation and hedge activities, net and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(e)
Represents excess mortgage servicing rights transferred to an agency-controlled trust in exchange for trading securities. These securities were then sold instantaneously to third-party investors for $266 million.

(f)	Reported as other income, net of losses, and income from discontinued operations, net of tax, in the Consolidated Statement of Income.

(g)	Includes derivatives classified as trading.

(h)	Refer to Note 22 for information related to the location of the gains and losses on derivative instruments in the Consolidated Statement of Income.

(i)
The in-house valuations of some derivative contracts classified as Level 3 was replaced with third-party-developed valuation models that are widely accepted in the market to value these over-the-counter derivative contracts. The specific terms of the contract and market observable inputs are entered into the model. We reclassified these over-the-counter derivative contracts as Level 2 because all significant inputs into these models were market observable.

Fair Value Measurements - Nonrecurring Basis [Table Text Block]

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance	Total loss included in earnings for the year ended
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans held-for-sale (a)	$—	$—	$479	$479	$(60)	n/m	(b)
Commercial finance receivables and loans, net (c)
Automotive	—	—	310	310	(30)	n/m	(b)
Mortgage	—	1	14	15	(10)	n/m	(b)
Other	—	—	20	20	(10)	n/m	(b)
Total commercial finance receivables and loans, net	—	1	344	345	(50)	n/m	(b)
Other assets
Property and equipment	—	13	—	13	n/m (d)	$(8)
Repossessed and foreclosed assets (e)	—	32	27	59	(15)	n/m	(b)
Total assets	$—	$46	$850	$896	$(125)	$(8)

n/m = not meaningful

(a)
Represents loans held-for-sale that are required to be measured at the lower-of-cost or fair value. The table above includes only loans with fair values below cost during 2011. The related valuation allowance represents the cumulative adjustment to fair value of those specific assets.

(b)
We consider the applicable valuation or loan loss allowance to be the most relevant indicator of the impact on earnings caused by the fair value measurement. Accordingly, the table above excludes total gains and losses included in earnings for these items. The carrying values are inclusive of the respective valuation or loan loss allowance.

(c)	Represents the portion of the portfolio specifically impaired during 2011. The related valuation allowance represents the cumulative adjustment to fair value of those specific receivables.

(d)	The total gain (loss) included in earnings is the most relevant indicator of the impact on earnings.

(e)	The allowance provided for repossessed and foreclosed assets represents any cumulative valuation adjustment recognized to adjust the assets to fair value.
The following tables display the assets and liabilities measured at fair value on a nonrecurring basis.

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance	Total loss included in earnings for the year ended
December 31, 2012 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Commercial finance receivables and loans, net (a)
Automotive	$—	$—	$108	$108	$(19)	n/m	(b)
Other	—	—	23	23	(7)	n/m	(b)
Total commercial finance receivables and loans, net	—	—	131	131	(26)	n/m	(b)
Other assets
Repossessed and foreclosed assets (c)	—	—	3	3	(2)	n/m	(b)
Total assets	$—	$—	$134	$134	$(28)	n/m
n/m = not meaningful

(a)	Represents the portion of the portfolio specifically impaired during 2012. The related valuation allowance represents the cumulative adjustment to fair value of those specific receivables.

(b)
We consider the applicable valuation or loan loss allowance to be the most relevant indicator of the impact on earnings caused by the fair value measurement. Accordingly, the table above excludes total gains and losses included in earnings for these items. The carrying values are inclusive of the respective valuation or loan loss allowance.

(c)	The allowance provided for repossessed and foreclosed assets represents any cumulative valuation adjustment recognized to adjust the assets to fair value.

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance	Total loss included in earnings for the year ended
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans held-for-sale (a)	$—	$—	$479	$479	$(60)	n/m	(b)
Commercial finance receivables and loans, net (c)
Automotive	—	—	310	310	(30)	n/m	(b)
Mortgage	—	1	14	15	(10)	n/m	(b)
Other	—	—	20	20	(10)	n/m	(b)
Total commercial finance receivables and loans, net	—	1	344	345	(50)	n/m	(b)
Other assets
Property and equipment	—	13	—	13	n/m (d)	$(8)
Repossessed and foreclosed assets (e)	—	32	27	59	(15)	n/m	(b)
Total assets	$—	$46	$850	$896	$(125)	$(8)

Fair Value Measurements - Nonrecurring Fair Value Inputs [Table Text Block]
The following table presents quantitative information regarding the significant unobservable inputs used in significant Level 3 assets measured at fair value on a nonrecurring basis.

December 31, 2012 ($ in millions)	Level 3 nonrecurring measurements	Valuation technique	Unobservable input	Range
Assets
Commercial finance receivables and loans, net
Automotive	$108	Fair value of collateral	Adjusted appraisal value	65.0-95.0%

Fair Value Option - Summary of Changes Included in the Condensed Consolidated Statement of Income [Table Text Block]
The following tables summarize the fair value option elections and information regarding the amounts recorded as earnings for each fair value option-elected item.

	Changes included in the
	Consolidated Statement of Income
Year ended December 31, ($ in millions)	Interest and fees on finance receivables and loans (a)	Interest on loans held-for-sale (a)	Interest on long-term debt (b)	Gain on mortgage loans, net	Other income, net of losses	Total included in earnings	Change in fair value due to credit risk (c)
2012
Assets
Mortgage loans held-for-sale, net	$—	$82	$—	$(32)	$—	$50	$—	(d)
2011
Assets
Mortgage loans held-for-sale, net	$—	$175	$—	$148	$—	$323	$—	(d)

(a)	Interest income is measured by multiplying the unpaid principal balance on the loans by the coupon rate and the number of days of interest due.

(b)	Interest expense is measured by multiplying bond principal by the coupon rate and the number of days of interest due to the investor.

(c)
Factors other than credit quality that impact fair value include changes in market interest rates and the illiquidity or marketability in the current marketplace. Lower levels of observable data points in illiquid markets generally result in wide bid/offer spreads.

(d)	The credit impact for loans held-for-sale is assumed to be zero because the loans are either suitable for sale or are covered by a government guarantee.

Fair Value Option Election [Table Text Block]
The following table provides the aggregate fair value and the aggregate unpaid principal balance for the fair value option-elected loans and long-term debt instruments.

	2012		2011
December 31, ($ in millions)	Unpaid principal balance	Fair value (a)	Unpaid principal balance	Fair value (a)
Assets
Mortgage loans held-for-sale, net
Total loans	$2,416	$2,490	$3,766	$3,919
Nonaccrual loans	47	25	54	27
Loans 90+ days past due (b)	36	19	53	27
Consumer mortgage finance receivables and loans, net
Total loans	—	—	2,436	835
Nonaccrual loans (c)	—	—	506	209
Loans 90+ days past due (b) (c)	—	—	362	163
Liabilities
Long-term debt
On-balance sheet securitization debt	$—	$—	$(2,559)	$(830)
Accrued expenses and other liabilities
Loan repurchase liabilities	—	—	(57)	(29)

(a)	Excludes accrued interest receivable.

(b)	Loans 90+ days past due are also presented within the nonaccrual loan balance and the total loan balance; however, excludes government-insured loans that are still accruing interest.

(c)
The fair value of consumer mortgage finance receivables and loans is calculated on a pooled basis; therefore, we allocated the fair value of nonaccrual loans and loans 90+ days past due to individual loans based on the unpaid principal balances. For further discussion regarding the pooled basis, refer to the previous section of this note titled Consumer mortgage finance receivables and loans, net.

Fair Value of Financial Intruments [Table Text Block]
The following table presents the carrying and estimated fair value of financial instruments, except for those recorded at fair value on a recurring basis presented in the previous section of this note titled Recurring Fair Value. When possible, we use quoted market prices to determine fair value. Where quoted market prices are not available, the fair value is internally derived based on appropriate valuation methodologies with respect to the amount and timing of future cash flows and estimated discount rates. However, considerable judgment is required in interpreting market data to develop estimates of fair value, so the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange. The effect of using different market assumptions or estimation methodologies could be material to the estimated fair values. Fair value information presented herein was based on information available at December 31, 2012 and 2011.

	2012					2011
		Estimated fair value
December 31, ($ in millions)	Carrying value	Level 1	Level 2	Level 3	Total	Carrying value	Estimated fair value
Financial assets
Loans held-for-sale, net (a)	$2,576	$—	$2,490	$86	$2,576	$8,557	$8,674
Finance receivables and loans, net (a)	97,885	—	—	98,907	98,907	113,252	113,576
Nonmarketable equity investments	303	—	272	34	306	419	423
Financial liabilities
Deposit liabilities	$47,915	$—	$—	$48,752	$48,752	$45,050	$45,696
Short-term borrowings	7,461	6	—	7,454	7,460	7,680	7,622
Long-term debt (a)(b)	74,882	—	36,018	42,533	78,551	93,525	92,142

(a)
Includes financial instruments carried at fair value due to fair value option elections. Refer to the previous section of this note titled Fair Value Option for Financial Assets and Liabilities for further information about the fair value elections.

(b)	The carrying value includes deferred interest for zero-coupon bonds of $321 million and $640 million at December 31, 2012, and 2011, respectively.

Segment And Geographic Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Segment Reporting Information, by Segment [Table Text Block]
Financial information for our reportable operating segments is summarized as follows.

Year ended December 31, ($ in millions)	Automotive Finance operations	Insurance operations	Mortgage operations (a)	Corporate and Other (b)	Consolidated (c)
2012
Net financing revenue (loss)	$2,827	$64	$149	$(1,149)	$1,891
Other revenue (loss)	322	1,150	1,159	(57)	2,574
Total net revenue (loss)	3,149	1,214	1,308	(1,206)	4,465
Provision for loan losses	253	—	86	(10)	329
Total noninterest expense	1,507	1,054	627	434	3,622
Income (loss) from continuing operations before income tax expense	$1,389	$160	$595	$(1,630)	$514
Total assets	$128,411	$8,439	$14,744	$30,753	$182,347
2011
Net financing revenue (loss)	$2,530	$62	$205	$(1,673)	$1,124
Other revenue	422	1,336	354	176	2,288
Total net revenue (loss)	2,952	1,398	559	(1,497)	3,412
Provision for loan losses	89	—	123	(51)	161
Total noninterest expense	1,530	1,082	344	472	3,428
Income (loss) from continuing operations before income tax expense	$1,333	$316	$92	$(1,918)	$(177)
Total assets	$112,591	$8,036	$33,906	$29,526	$184,059
2010
Net financing revenue (loss)	$2,697	$73	$308	$(2,005)	$1,073
Other revenue (loss)	724	1,728	257	(37)	2,672
Total net revenue (loss)	3,421	1,801	565	(2,042)	3,745
Provision for loan losses	260	—	148	(47)	361
Total noninterest expense	1,404	1,244	340	633	3,621
Income (loss) from continuing operations before income tax expense	$1,757	$557	$77	$(2,628)	$(237)
Total assets	$97,961	$8,789	$36,786	$28,472	$172,008

(a)	Represents the ResCap legal entity (prior to its deconsolidation from Ally as of May 14, 2012) and the mortgage activities of Ally Bank.

(b)	Total assets for the Commercial Finance Group were $1.5 billion, $1.2 billion, and $1.6 billion at December 31, 2012, 2011 and 2010, respectively.

(c)	Net financing revenue after the provision for loan losses totaled $1.6 billion, $1.0 billion, and $0.7 billion in 2012, 2011 and 2010, respectively.

Information Concerning Principal Geographic Areas [Table Text Block]
Information concerning principal geographic areas were as follows.

Year ended December 31, ($ in millions)	Revenue (a)	Income (loss) from continuing operations before income tax expense (b)	Net income (loss) (b)	Identifiable assets (c)	Long-lived assets (d)
2012
Canada	$233	$48	$295	$13,362	$1
Europe (e)	(28)	(14)	183	10,971	16
Latin America	2	(19)	219	8,050	33
Asia-Pacific	4	3	99	395	—
Total foreign	211	18	796	32,778	50
Total domestic (f)	4,254	496	400	149,542	13,831
Total	$4,465	$514	$1,196	$182,320	$13,881
2011
Canada	$174	$(13)	$436	$15,156	$282
Europe (e)	(42)	(3)	175	9,976	92
Latin America	4	(18)	104	7,647	30
Asia-Pacific	2	—	69	292	—
Total foreign	138	(34)	784	33,071	404
Total domestic (f)	3,274	(143)	(941)	150,470	9,236
Total	$3,412	$(177)	$(157)	$183,541	$9,640
2010
Canada	$157	$(40)	$402	$17,321	$1,522
Europe (e)	(67)	(85)	278	11,321	406
Latin America	12	(7)	164	6,917	35
Asia-Pacific	4	6	7	202	—
Total foreign	106	(126)	851	35,761	1,963
Total domestic (f)	3,639	(111)	178	135,722	7,541
Total	$3,745	$(237)	$1,029	$171,483	$9,504

(a)	Revenue consists of net financing revenue and total other revenue as presented in our Consolidated Statement of Income.

(b)	The domestic amounts include original discount amortization of $349 million, $925 million, and $1.2 billion for the year ended December 31, 2012, 2011, and 2010, respectively.

(c)	Identifiable assets consist of total assets excluding goodwill.

(d)	Long-lived assets consist of investment in operating leases, net, and net property and equipment.

(e)	Amounts include eliminations between our foreign operations.

(f)	Amounts include eliminations between our domestic and foreign operations.

Parent And Guarantor Consolidating Financial Statements (Tables)	12 Months Ended
Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Parent And Guarantor Consolidating Financial Statements, Condensed Consolidating Statement Of Income [Table Text Block]

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,071	$—	$3,128	$(10)	$4,189
Interest and fees on finance receivables and loans — intercompany	173	—	26	(199)	—
Interest on loans held-for-sale	5	—	175	—	180
Interest on trading assets	—	—	8	—	8
Interest and dividends on available-for-sale investment securities	4	—	346	—	350
Interest-bearing cash	5	—	10	—	15
Operating leases	713	—	1,216	—	1,929
Total financing revenue and other interest income	1,971	—	4,909	(209)	6,671
Interest expense
Interest on deposits	65	—	550	—	615
Interest on short-term borrowings	56	—	5	—	61
Interest on long-term debt	3,365	(1)	587	(21)	3,930
Interest on intercompany debt	(13)	2	196	(185)	—
Total interest expense	3,473	1	1,338	(206)	4,606
Depreciation expense on operating lease assets	250	—	691	—	941
Net financing (loss) revenue	(1,752)	(1)	2,880	(3)	1,124
Dividends from subsidiaries
Nonbank subsidiaries	1,383	—	—	(1,383)	—
Other revenue
Servicing fees	270	—	256	(1)	525
Servicing asset valuation and hedge activities, net	—	—	(434)	—	(434)
Total servicing income, net	270	—	(178)	(1)	91
Insurance premiums and service revenue earned	—	—	1,153	—	1,153
Gain on mortgage and automotive loans, net	22	—	207	—	229
Loss on extinguishment of debt	(64)	—	—	—	(64)
Other gain on investments, net	10	—	248	—	258
Other income, net of losses	(167)	37	1,415	(664)	621
Total other revenue	71	37	2,845	(665)	2,288
Total net (loss) revenue	(298)	36	5,725	(2,051)	3,412
Provision for loan losses	58	—	103	—	161
Noninterest expense
Compensation and benefits expense	685	37	308	(37)	993
Insurance losses and loss adjustment expenses	—	—	452	—	452
Other operating expenses	541	1	2,069	(628)	1,983
Total noninterest expense	1,226	38	2,829	(665)	3,428
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income (loss) of subsidiaries	(1,582)	(2)	2,793	(1,386)	(177)
Income tax (benefit) expense from continuing operations	(616)	(1)	659	—	42
Net (loss) income from continuing operations	(966)	(1)	2,134	(1,386)	(219)
Income (loss) from discontinued operations, net of tax	10	(8)	57	3	62
Undistributed income (loss) of subsidiaries
Bank subsidiary	1,254	1,254	—	(2,508)	—
Nonbank subsidiaries	(455)	477	—	(22)	—
Net (loss) income	$(157)	$1,722	$2,191	$(3,913)	$(157)

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$938	$—	$2,945	$(1)	$3,882
Interest and fees on finance receivables and loans — intercompany	367	—	4	(371)	—
Interest on loans held-for-sale	75	—	265	—	340
Interest on trading assets	—	—	1	—	1
Interest and dividends on available-for-sale investment securities	4	—	318	(2)	320
Interest and dividends on available-for-sale investment securities — intercompany	112	—	9	(121)	—
Interest-bearing cash	13	—	17	—	30
Operating leases	1,063	—	1,520	—	2,583
Total financing revenue and other interest income	2,572	—	5,079	(495)	7,156
Interest expense
Interest on deposits	52	—	528	—	580
Interest on short-term borrowings	43	—	2	—	45
Interest on long-term debt	3,691	(1)	537	(20)	4,207
Interest on intercompany debt	(21)	2	373	(354)	—
Total interest expense	3,765	1	1,440	(374)	4,832
Depreciation expense on operating lease assets	435	—	816	—	1,251
Net financing (loss) revenue	(1,628)	(1)	2,823	(121)	1,073
Dividends from subsidiaries
Nonbank subsidiaries	182	1	—	(183)	—
Other revenue
Servicing fees	434	—	89	(1)	522
Servicing asset valuation and hedge activities, net	—	—	(617)	—	(617)
Total servicing income, net	434	—	(528)	(1)	(95)
Insurance premiums and service revenue earned	—	—	1,342	—	1,342
Gain on mortgage and automotive loans, net	31	—	556	—	587
Loss on extinguishment of debt	(127)	—	(9)	12	(124)
Other gain on investments, net	6	—	501	(6)	501
Other income, net of losses	(151)	—	1,173	(561)	461
Total other revenue	193	—	3,035	(556)	2,672
Total net (loss) revenue	(1,253)	—	5,858	(860)	3,745
Provision for loan losses	(200)	—	561	—	361
Noninterest expense
Compensation and benefits expense	785	—	302	—	1,087
Insurance losses and loss adjustment expenses	—	—	511	—	511
Other operating expenses	744	—	1,875	(596)	2,023
Total noninterest expense	1,529	—	2,688	(596)	3,621
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income (loss) of subsidiaries	(2,582)	—	2,609	(264)	(237)
Income tax (benefit) expense from continuing operations	(574)	—	671	—	97
Net (loss) income from continuing operations	(2,008)	—	1,938	(264)	(334)
Income from discontinued operations, net of tax	150	3	1,214	(4)	1,363
Undistributed income (loss) of subsidiaries
Bank subsidiary	902	902	—	(1,804)	—
Nonbank subsidiaries	1,985	259	—	(2,244)	—
Net income	$1,029	$1,164	$3,152	$(4,316)	$1,029
Condensed Consolidating Statements of Income and Comprehensive Income

Year ended December 31, 2012 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$852	$—	$3,687	$—	$4,539
Interest and fees on finance receivables and loans — intercompany	104	—	22	(126)	—
Interest on loans held-for-sale	15	—	83	—	98
Interest on trading assets	—	—	10	—	10
Interest and dividends on available-for-sale investment securities	—	—	292	—	292
Interest-bearing cash	16	—	8	—	24
Interest-bearing cash — intercompany	—	—	16	(16)	—
Operating leases	232	—	2,147	—	2,379
Total financing revenue and other interest income	1,219	—	6,265	(142)	7,342
Interest expense
Interest on deposits	58	—	587	—	645
Interest on short-term borrowings	60	—	11	—	71
Interest on long-term debt	2,676	—	677	(17)	3,336
Interest on intercompany debt	(1)	1	120	(120)	—
Total interest expense	2,793	1	1,395	(137)	4,052
Depreciation expense on operating lease assets	113	—	1,286	—	1,399
Net financing (loss) revenue	(1,687)	(1)	3,584	(5)	1,891
Dividends from subsidiaries
Nonbank subsidiaries	1,074	448	—	(1,522)	—
Other revenue
Servicing fees	191	—	218	—	409
Servicing asset valuation and hedge activities, net	—	—	(4)	—	(4)
Total servicing income, net	191	—	214	—	405
Insurance premiums and service revenue earned	—	—	1,055	—	1,055
(Loss) gain on mortgage and automotive loans, net	(2)	—	381	—	379
Loss on extinguishment of debt	—	—	(148)	—	(148)
Other gain on investments, net	—	—	146	—	146
Other income, net of losses	173	474	1,280	(1,190)	737
Total other revenue	362	474	2,928	(1,190)	2,574
Total net (loss) revenue	(251)	921	6,512	(2,717)	4,465
Provision for loan losses	81	—	248	—	329
Noninterest expense
Compensation and benefits expense	728	473	381	(476)	1,106
Insurance losses and loss adjustment expenses	—	—	454	—	454
Other operating expenses	1,090	1	1,685	(714)	2,062
Total noninterest expense	1,818	474	2,520	(1,190)	3,622
(Loss) income from continuing operations before income tax benefit and undistributed income (loss) of subsidiaries	(2,150)	447	3,744	(1,527)	514
Income tax benefit from continuing operations	(172)	—	(684)	—	(856)
Net (loss) income from continuing operations	(1,978)	447	4,428	(1,527)	1,370
Income (loss) from discontinued operations, net of tax	49	(93)	(130)	—	(174)
Undistributed income (loss) of subsidiaries
Bank subsidiary	859	859	—	(1,718)	—
Nonbank subsidiaries	2,266	(105)	—	(2,161)	—
Net income	$1,196	$1,108	$4,298	$(5,406)	$1,196

Parent And Guarantor Consolidating Financial Statements, Condensed Consolidating Statement Of Comprehensive Income [Table Text Block]

Year ended December 31, 2012 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Net income	$1,196	$1,108	$4,298	$(5,406)	$1,196
Other comprehensive income, net of tax
Unrealized gains on investment securities
Net unrealized gains arising during the period	190	39	329	(227)	331
Less: Net realized gains reclassified to net income	—	—	141	—	141
Net change	190	39	188	(227)	190
Translation adjustments and net investment hedges
Translation adjustments	184	114	205	(319)	184
Hedges	(168)	—	—	—	(168)
Net change	16	114	205	(319)	16
Cash flow hedges
Net unrealized losses arising during the period	(4)	(4)	(4)	8	(4)
Defined benefit pension plans
Net gains (losses), prior service costs, and transition obligations arising during the period	22	—	(36)	(22)	(36)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	—	—	(58)	—	(58)
Net change	22	—	22	(22)	22
Other comprehensive income, net of tax	224	149	411	(560)	224
Comprehensive income	$1,420	$1,257	$4,709	$(5,966)	$1,420

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Net (loss) income	$(157)	$1,722	$2,191	$(3,913)	$(157)
Other comprehensive (loss) income, net of tax
Unrealized (losses) gains on investment securities
Net unrealized (losses) gains arising during the period	(82)	50	171	57	196
Less: Net realized gains reclassified to net income	6	—	278	—	284
Net change	(88)	50	(107)	57	(88)
Translation adjustments and net investment hedges
Translation adjustments	(237)	(114)	(219)	333	(237)
Hedges	173	—	—	—	173
Net change	(64)	(114)	(219)	333	(64)
Defined benefit pension plans
Net (losses) gains, prior service costs, and transition obligations arising during the period	(20)	1	(27)	19	(27)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	—	—	(7)	—	(7)
Net change	(20)	1	(20)	19	(20)
Other comprehensive loss, net of tax	(172)	(63)	(346)	409	(172)
Comprehensive (loss) income	$(329)	$1,659	$1,845	$(3,504)	$(329)

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Net income	$1,029	$1,164	$3,152	$(4,316)	$1,029
Other comprehensive (loss) income, net of tax
Unrealized (losses) gains on investment securities
Net unrealized (losses) gains arising during the period	(174)	(85)	649	(70)	320
Less: Net realized gains reclassified to net income	3	—	499	(5)	497
Net change	(177)	(85)	150	(65)	(177)
Translation adjustments and net investment hedges
Translation adjustments	165	442	630	(1,072)	165
Hedges	(182)	—	—	—	(182)
Net change	(17)	442	630	(1,072)	(17)
Cash flow hedges
Net unrealized gains arising during the period	33	—	—	—	33
Defined benefit pension plans
Net losses, prior service costs, and transition obligations arising during the period	(40)	—	(81)	62	(59)
Less: Net losses, prior service costs, and transition obligations reclassified to net income	—	—	(19)	—	(19)
Net change	(40)	—	(62)	62	(40)
Other comprehensive (loss) income, net of tax	(201)	357	718	(1,075)	(201)
Cumulative effect of change in accounting principle (a)	(4)	—	(4)	4	(4)
Comprehensive income	$824	$1,521	$3,866	$(5,387)	$824

(a)	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Parent And Guarantor Consolidating Financial Statements, Condensed Consolidating Balance Sheet [Table Text Block]

December 31, 2011 ($ in millions)	Parent (a)	Guarantors	Nonguarantors (a)	Consolidating adjustments	Ally consolidated
Assets
Cash and cash equivalents
Noninterest-bearing	$1,413	$—	$1,062	$—	$2,475
Interest-bearing	4,848	14	5,698	—	10,560
Interest-bearing — intercompany	—	—	516	(516)	—
Total cash and cash equivalents	6,261	14	7,276	(516)	13,035
Trading assets	—	—	622	—	622
Investment securities	—	—	15,135	—	15,135
Loans held-for-sale, net	425	—	8,132	—	8,557
Finance receivables and loans, net
Finance receivables and loans, net	15,151	476	99,128	—	114,755
Intercompany loans to
Bank subsidiary	4,920	—	—	(4,920)	—
Nonbank subsidiaries	5,397	356	550	(6,303)	—
Allowance for loan losses	(245)	(2)	(1,256)	—	(1,503)
Total finance receivables and loans, net	25,223	830	98,422	(11,223)	113,252
Investment in operating leases, net	928	—	8,347	—	9,275
Intercompany receivables from
Bank subsidiary	82	—	—	(82)	—
Nonbank subsidiaries	1,070	327	577	(1,974)	—
Investment in subsidiaries
Bank subsidiary	13,094	13,094	—	(26,188)	—
Nonbank subsidiaries	17,433	3,809	—	(21,242)	—
Mortgage servicing rights	—	—	2,519	—	2,519
Premiums receivable and other insurance assets	—	—	1,853	—	1,853
Other assets	2,664	2	16,713	(638)	18,741
Assets of operations held-for-sale	(174)	—	1,244	—	1,070
Total assets	$67,006	$18,076	$160,840	$(61,863)	$184,059
Liabilities
Deposit liabilities
Noninterest-bearing	$—	$—	$2,029	$—	$2,029
Interest-bearing	1,768	—	41,253	—	43,021
Total deposit liabilities	1,768	—	43,282	—	45,050
Short-term borrowings	2,756	136	4,788	—	7,680
Long-term debt	39,615	214	53,056	—	92,885
Intercompany debt to
Nonbank subsidiaries	574	492	10,673	(11,739)	—
Intercompany payables to
Bank subsidiary	39	—	—	(39)	—
Nonbank subsidiaries	1,266	1	750	(2,017)	—
Interest payable	1,167	3	417	—	1,587
Unearned insurance premiums and service revenue	—	—	2,576	—	2,576
Accrued expenses and other liabilities	541	323	14,438	(638)	14,664
Liabilities of operations held-for-sale	—	—	337	—	337
Total liabilities	47,726	1,169	130,317	(14,433)	164,779
Total equity	19,280	16,907	30,523	(47,430)	19,280
Total liabilities and equity	$67,006	$18,076	$160,840	$(61,863)	$184,059

(a)	Amounts presented are based upon the legal transfer of the underlying assets to VIEs in order to reflect legal ownership.
Condensed Consolidating Balance Sheet

December 31, 2012 ($ in millions)	Parent (a)	Guarantors	Nonguarantors (a)	Consolidating adjustments	Ally consolidated
Assets
Cash and cash equivalents
Noninterest-bearing	$729	$—	$344	$—	$1,073
Noninterest-bearing — intercompany	39	—	—	(39)	—
Interest-bearing	3,204	—	3,236	—	6,440
Interest-bearing — intercompany	—	—	452	(452)	—
Total cash and cash equivalents	3,972	—	4,032	(491)	7,513
Investment securities	—	—	14,178	—	14,178
Loans held-for-sale, net	—	—	2,576	—	2,576
Finance receivables and loans, net
Finance receivables and loans, net	12,486	—	86,569	—	99,055
Intercompany loans to
Bank subsidiary	1,600	—	—	(1,600)	—
Nonbank subsidiaries	3,514	—	672	(4,186)	—
Allowance for loan losses	(170)	—	(1,000)	—	(1,170)
Total finance receivables and loans, net	17,430	—	86,241	(5,786)	97,885
Investment in operating leases, net	2,003	—	11,547	—	13,550
Intercompany receivables from
Bank subsidiary	677	—	—	(677)	—
Nonbank subsidiaries	315	334	378	(1,027)	—
Investment in subsidiaries
Bank subsidiary	14,288	14,288	—	(28,576)	—
Nonbank subsidiaries	19,180	3,723	—	(22,903)	—
Mortgage servicing rights	—	—	952	—	952
Premiums receivable and other insurance assets	—	—	1,609	—	1,609
Other assets	2,514	—	9,968	(574)	11,908
Assets of operations held-for-sale	855	762	30,582	(23)	32,176
Total assets	$61,234	$19,107	$162,063	$(60,057)	$182,347
Liabilities
Deposit liabilities
Noninterest-bearing	$—	$—	$1,977	$—	$1,977
Noninterest-bearing — intercompany	—	—	39	(39)	—
Interest-bearing	983	—	44,955	—	45,938
Total deposit liabilities	983	—	46,971	(39)	47,915
Short-term borrowings	3,094	—	4,367	—	7,461
Long-term debt	32,342	—	42,219	—	74,561
Intercompany debt to
Nonbank subsidiaries	530	—	5,708	(6,238)	—
Intercompany payables to
Bank subsidiary	752	—	—	(752)	—
Nonbank subsidiaries	674	—	278	(952)	—
Interest payable	748	—	184	—	932
Unearned insurance premiums and service revenue	—	—	2,296	—	2,296
Accrued expenses and other liabilities	2,187	451	4,517	(570)	6,585
Liabilities of operations held-for-sale	26	725	21,948	—	22,699
Total liabilities	41,336	1,176	128,488	(8,551)	162,449
Total equity	19,898	17,931	33,575	(51,506)	19,898
Total liabilities and equity	$61,234	$19,107	$162,063	$(60,057)	$182,347

(a)	Amounts presented are based upon the legal transfer of the underlying assets to VIEs in order to reflect legal ownership

Parent And Guarantor Consolidating Financial Statements, Condensed Consolidating Statement of Cash Flows [Table Text Block]

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$2,695	$209	$3,973	$(1,384)	$5,493
Investing activities
Purchases of available-for-sale securities	—	—	(19,377)	—	(19,377)
Proceeds from sales of available-for-sale securities	1,494	—	12,738	—	14,232
Proceeds from maturities and repayments of available-for-sale securities	1	—	4,964	—	4,965
Net increase in finance receivables and loans	(2,933)	(51)	(14,014)	—	(16,998)
Proceeds from sales of finance receivables and loans	1,346	—	1,522	—	2,868
Net decrease (increase) in loans — intercompany	2,743	11	(88)	(2,666)	—
Net decrease (increase) in operating lease assets	2,890	—	(3,901)	—	(1,011)
Capital contributions to subsidiaries	(1,634)	(855)	—	2,489	—
Returns of contributed capital	1,255	—	—	(1,255)	—
Proceeds from sale of business units, net	—	—	50	—	50
Other, net	124	(1)	1,020	—	1,143
Net cash provided by (used in) investing activities	5,286	(896)	(17,086)	(1,432)	(14,128)
Financing activities
Net change in short-term borrowings — third party	237	47	230	—	514
Net increase in bank deposits	—	—	5,840	—	5,840
Proceeds from issuance of long-term debt — third party	3,201	200	41,353	—	44,754
Repayments of long-term debt — third party	(9,414)	(226)	(30,833)	—	(40,473)
Net change in debt — intercompany	71	30	(2,755)	2,654	—
Dividends paid — third party	(819)	—	—	—	(819)
Dividends paid and returns of contributed capital — intercompany	—	(207)	(2,431)	2,638	—
Capital contributions from parent	—	855	1,634	(2,489)	—
Other, net	308	—	(74)	—	234
Net cash (used in) provided by financing activities	(6,416)	699	12,964	2,803	10,050
Effect of exchange-rate changes on cash and cash equivalents	31	—	18	—	49
Net increase (decrease) in cash and cash equivalents	1,596	12	(131)	(13)	1,464
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	(99)	—	(99)
Cash and cash equivalents at beginning of year	4,665	2	7,506	(503)	11,670
Cash and cash equivalents at end of year	$6,261	$14	$7,276	$(516)	$13,035

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$4,552	$13	$7,230	$(188)	$11,607
Investing activities
Purchases of available-for-sale securities	(1,485)	—	(22,631)	—	(24,116)
Proceeds from sales of available-for-sale securities	41	—	17,872	(41)	17,872
Proceeds from maturities and repayments of available-for-sale securities	—	—	4,527	—	4,527
Net decrease in investment securities — intercompany	323	—	260	(583)	—
Net (increase) decrease in finance receivables and loans	(5,177)	96	(12,263)	—	(17,344)
Proceeds from sales of finance receivables and loans	6	—	3,132	—	3,138
Net decrease (increase) in loans — intercompany	7,736	(283)	(302)	(7,151)	—
Net (increase) decrease in operating lease assets	(2,770)	—	7,846	—	5,076
Capital contributions to subsidiaries	(2,036)	(1,737)	—	3,773	—
Returns of contributed capital	880	—	—	(880)	—
Proceeds from sale of business unit, net	59	—	102	—	161
Other, net	104	(1)	3,016	—	3,119
Net cash (used in) provided by investing activities	(2,319)	(1,925)	1,559	(4,882)	(7,567)
Financing activities
Net change in short-term borrowings — third party	735	50	(4,414)	—	(3,629)
Net increase in bank deposits	—	—	6,556	—	6,556
Proceeds from issuance of long-term debt — third party	5,824	90	33,047	41	39,002
Repayments of long-term debt — third party	(4,292)	(256)	(44,982)	—	(49,530)
Net change in debt — intercompany	243	300	(7,774)	7,231	—
Dividends paid — third party	(1,253)	—	—	—	(1,253)
Dividends paid and returns of contributed capital — intercompany	—	—	(1,068)	1,068	—
Capital contributions from parent	—	1,725	2,048	(3,773)	—
Other, net	418	—	451	—	869
Net cash provided by (used in) financing activities	1,675	1,909	(16,136)	4,567	(7,985)
Effect of exchange-rate changes on cash and cash equivalents	—	—	102	—	102
Net increase (decrease) in cash and cash equivalents	3,908	(3)	(7,245)	(503)	(3,843)
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	725	—	725
Cash and cash equivalents at beginning of year	757	5	14,026	—	14,788
Cash and cash equivalents at end of year	$4,665	$2	$7,506	$(503)	$11,670

Condensed Consolidating Statement of Cash Flows

Year ended December 31, 2012 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$102	$306	$5,862	$(1,221)	$5,049
Investing activities
Purchases of available-for-sale securities	—	—	(12,816)	—	(12,816)
Proceeds from sales of available-for-sale securities	—	—	7,662	—	7,662
Proceeds from maturities and repayments of available-for-sale securities	—	—	5,673	—	5,673
Net decrease (increase) in finance receivables and loans	3,027	2	(14,972)	—	(11,943)
Proceeds from sales of finance receivables and loans	352	—	1,980	—	2,332
Net decrease in loans — intercompany	3,879	105	129	(4,113)	—
Net increase in operating lease assets	(2,268)	—	(3,431)	—	(5,699)
Capital contributions to subsidiaries	(261)	—	—	261	—
Returns of contributed capital	2,079	—	—	(2,079)	—
Net cash effect from deconsolidation of ResCap	—	—	(539)	—	(539)
Proceeds from sale of business units, net	29	—	487	—	516
Other, net	(247)	(13)	(1,481)	—	(1,741)
Net cash provided by (used in) investing activities	6,590	94	(17,308)	(5,931)	(16,555)
Financing activities
Net change in short-term borrowings — third party	338	25	2,331	—	2,694
Net increase in bank deposits	—	—	7,619	(39)	7,580
Proceeds from issuance of long-term debt — third party	3,613	70	35,718	—	39,401
Repayments of long-term debt — third party	(11,238)	(73)	(28,598)	—	(39,909)
Net change in debt — intercompany	(44)	(149)	(3,984)	4,177	—
Dividends paid — third party	(802)	—	—	—	(802)
Dividends paid and returns of contributed capital — intercompany	—	(457)	(2,843)	3,300	—
Capital contributions from parent	—	169	92	(261)	—
Other, net	(785)	1	(143)	—	(927)
Net cash (used in) provided by financing activities	(8,918)	(414)	10,192	7,177	8,037
Effect of exchange-rate changes on cash and cash equivalents	(63)	—	5	—	(58)
Net decrease in cash and cash equivalents	(2,289)	(14)	(1,249)	25	(3,527)
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	(1,995)	—	(1,995)
Cash and cash equivalents at beginning of year	6,261	14	7,276	(516)	13,035
Cash and cash equivalents at end of year	$3,972	$—	$4,032	$(491)	$7,513

Guarantees and Commitments (Tables)	12 Months Ended
Dec. 31, 2012
Guarantees [Abstract]
Schedule of Guarantor Obligations [Table Text Block]
Guarantees are defined as contracts or indemnification agreements that contingently require us to make payments to third parties based on changes in the underlying agreements with the guaranteed parties. The following summarizes our outstanding guarantees, including those of our discontinued operations, made to third parties on our Consolidated Balance Sheet, for the periods shown.

	2012		2011
December 31, ($ in millions)	Maximum liability	Carrying value of liability	Maximum liability	Carrying value of liability
Default automotive repurchases	$1,897	$—	$1,600	$—
Standby letters of credit and other guarantees	274	44	333	88

Financing Commitments [Table Text Block]
The contractual commitments were as follows.

December 31, ($ in millions)	2012	2011
Commitments to
Sell mortgages or securities (a)	$6,282	$12,632
Originate/purchase mortgages or securities (a)	4,249	6,741
Provide capital to investees (b)	86	56
Provide retail automotive receivables to third-parties (c)	425	1,779
Warehouse and construction-lending commitments (d)	100	1,018
Home equity lines of credit (e)	411	2,234
Unused revolving credit line commitments (f)	668	1,304

(a)	Amounts primarily include commitments accounted for as derivatives.

(b)
We are committed to contribute capital to certain private equity funds. The fair value of these commitments is considered in the overall valuation of the underlying assets with which they are associated.

(c)
Certain of our discontinued international automotive financing businesses are committed to provide retail automotive receivables to third-party banks in exchange for secured debt. The transaction does not meet the definition of a sale.

(d)	The fair value of these commitments is considered in the overall valuation of the related assets.

(e)
We are committed to fund the remaining unused balances on home equity lines of credit for certain home equity loans sold into securitization structures (both on- and off-balance sheet structures) if certain deal-specific triggers are met. At December 31, 2012, the commitments to fund home equity lines of credit in off-balance sheet securitizations represented $0 million of the total unfunded commitments.

(f)	The unused portion of revolving lines of credit reset at prevailing market rates and, as such, approximate market value.

Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
Future minimum rental payments required under operating leases, primarily for real property, with noncancelable lease terms expiring after December 31, 2012, are as follows.

Year ended December 31, ($ in millions)
2013	$70
2014	62
2015	50
2016	29
2017	18
2018 and thereafter	23
Total minimum payment required	$252

Long-term Purchase Commitment [Table Text Block]
We have entered into multiple agreements for information technology, marketing and advertising, and voice and communication technology and maintenance. Many of the agreements are subject to variable price provisions, fixed or minimum price provisions, and termination or renewal provisions.

Year ended December 31, ($ in millions)
2013	$253
2014 and 2015	159
2016 and 2017	74
2018 and thereafter	25
Total future payment obligations	$511

Contingencies And Other Risks (Tables)	12 Months Ended
Dec. 31, 2012
Loss Contingency [Abstract]
Schedule Of Changes In Reserve And Warranty Obligations [Table Text Block]
The following table summarizes the changes in our reserve for representation and warranty obligations.

Year ended December 31, ($ in millions)	2012 (a)	2011
Balance at January 1,	$825	$830
Provision for mortgage representation and warranty expenses
Loan sales	16	19
Change in estimate — continuing operations	67	324
Total additions	83	343
Resolved claims (b)	(146)	(360)
Recoveries	8	12
Deconsolidation of ResCap	(665)	—
Balance at December 31,	$105	$825

(a)	The remaining balance is at Ally Bank as a result of the deconsolidation of ResCap. Refer to Note 1 for more information regarding the Debtors' Bankruptcy and the deconsolidation of ResCap.

(b)	Includes principal losses and accrued interest on repurchased loans, indemnification payments, and settlements with counterparties.

Quarterly Financial Statements (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Statements [Abstract]
Schedule of Quarterly Financial Information [Table Text Block]

2012 ($ in millions)	First quarter	Second quarter	Third quarter	Fourth quarter
Net financing revenue	$351	$457	$472	$611
Other revenue	605	714	775	480
Total net revenue	956	1,171	1,247	1,091
Provision for loan losses	98	33	105	93
Total noninterest expense	855	971	845	951
Income from continuing operations before income tax expense (benefit)	3	167	297	47
Income tax expense (benefit) from continuing operations	1	(16)	46	(887)
Net income from continuing operations	2	183	251	934
Income (loss) from discontinued operations, net of tax	308	(1,081)	133	466
Net income (loss)	$310	$(898)	$384	$1,400
Basic earnings per common share
Net (loss) income from continuing operations	$(149)	$(13)	$38	$551
Net income (loss)	82	(825)	137	901
Diluted earnings per common share
Net (loss) income from continuing operations	(149)	(13)	38	455
Net income (loss)	82	(825)	137	700
2011
Net financing revenue	$212	$340	$254	$318
Other revenue	536	611	550	591
Total net revenue	748	951	804	909
Provision for loan losses	79	57	55	(30)
Total noninterest expense	842	920	745	921
(Loss) income from continuing operations before income tax expense	(173)	(26)	4	18
Income tax expense from continuing operations	10	8	10	14
Net (loss) income from continuing operations	(183)	(34)	(6)	4
Income (loss) from discontinued operations, net of tax	329	147	(204)	(210)
Net income (loss)	$146	$113	$(210)	$(206)
Basic and diluted earnings per common share
Net loss from continuing operations	$(266)	$(170)	$(154)	$(147)
Net loss	(19)	(58)	(308)	(305)

Description Of Business, Basis Of Presentation, And Changes In Significant Accounting Policies ResCap Bankruptcy Information (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 14, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Cash Contribution to ResCap	$ 750,000,000
Total Charge Recorded Related to ResCap Bankruptcy	1,192,000,000	0	0
Impairment of Investment in ResCap	442,000,000
RMBS Investors Holding More Than 25% in One Class of Securitizations				25.00%
Securitizations Agreed to Settle				290
Allowed Claim in Debtors' Bankruptcy Cases				8,700,000,000
Securitizations Agreed to RMBS Settlements				336
Aggregate Original Principal Balance of Outstanding Securitizations				189,000,000,000
Total Number of Outstanding Residential Mortgage-Backed Securitizations				392
Original Principal Balance of Outstanding Securitizations				221,000,000,000
Finance Receivable Due from ResCap	$ 1,300,000,000

Description Of Business, Basis Of Presentation, And Changes In Significant Accounting Policies Correction of Immaterial Error (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended				12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Immaterial Error [Member]	Dec. 31, 2009 Immaterial Error [Member]
Stockholders' Equity, Including Portion Attributable to Noncontrolling Interest	$ 19,898				$ 19,280				$ 19,898	$ 19,280	$ 20,398	$ 20,741	$ 91
Net income (loss)	$ 1,400	$ 384	$ (898)	$ 310	$ (206)	$ (210)	$ 113	$ 146	$ 1,196	$ (157)	$ 1,029		$ 46	$ 45

Discontinued and Held-for-sale Operations (Selected Income Statement Information for Discontinued Operations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Interest in Joint Venture	40.00%
Mortgage Operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Total net (loss) revenue - Discontinued Operations	$ 439	$ 562	$ 2,071
Pretax income (loss) including direct costs to transact a sale	(1,282)	(811)	678
Tax (benefit) expense - Discontinued Operations	(443)	2	14
Insurance Operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Asset Impairment Charges	55
Total net (loss) revenue - Discontinued Operations	625	710	976
Pretax income (loss) including direct costs to transact a sale	86	145	31
Tax (benefit) expense - Discontinued Operations	53	39	19
Automotive finance operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Total net (loss) revenue - Discontinued Operations	1,503	1,690	1,646
Pretax income (loss) including direct costs to transact a sale	786	820	698
Tax (benefit) expense - Discontinued Operations	235	92	17
Commercial Finance Operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Total net (loss) revenue - Discontinued Operations	11	7	22
Pretax income (loss) including direct costs to transact a sale	83	44	3
Tax (benefit) expense - Discontinued Operations	$ 2	$ 3	$ (3)

Discontinued and Held-for-sale Operations (Select Balance Sheet Information for Held-for-sale Operations) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and Due from Banks	$ 1,073	$ 2,475
Interest-bearing Deposits in Banks and Other Financial Institutions	6,440	10,560
Total cash and cash equivalents	7,513	13,035	11,670	14,788
Available-for-sale Securities	14,178	15,135
Loans held-for-sale, net	2,576	8,557
Finance receivables and loans, net	99,055	114,755
Loans and Leases Receivable, Allowance	(1,170)	(1,503)
Total finance receivables and loans, net	97,885	113,252
Investment in operating leases, net	13,550	9,275
Premiums receivable and other insurance assets	1,609	1,853
Other Assets	11,908	18,741
Total assets	182,347	184,059	172,008
Interest-bearing deposit liabilities	45,938	43,021
Short-term borrowings	7,461	7,680
Long-term debt	74,561	92,885
Interest payable	932	1,587
Unearned insurance premiums and service revenue	2,296	2,576
Accrued expenses and other liabilities	6,585	14,664
Total liabilities	162,449	164,779
Mortgage Operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and Due from Banks		0
Interest-bearing Deposits in Banks and Other Financial Institutions		0
Total cash and cash equivalents		0
Available-for-sale Securities		0
Loans held-for-sale, net		260
Finance receivables and loans, net		285
Loans and Leases Receivable, Allowance		0
Total finance receivables and loans, net		285
Investment in operating leases, net		0
Premiums receivable and other insurance assets		0
Other Assets		140
Impairment on assets of held-for-sale operations		0
Total assets		685
Unearned insurance premiums and service revenue		0
Accrued expenses and other liabilities		80
Total liabilities		80
Insurance Operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and Due from Banks	8	4
Interest-bearing Deposits in Banks and Other Financial Institutions	119	54
Total cash and cash equivalents	127	58
Available-for-sale Securities	576	186
Loans held-for-sale, net		0
Finance receivables and loans, net	0	0
Loans and Leases Receivable, Allowance	0	0
Total finance receivables and loans, net	0	0
Investment in operating leases, net	0	0
Premiums receivable and other insurance assets	277	77
Other Assets	94	14
Impairment on assets of held-for-sale operations	(53)	0
Total assets	1,021	335
Interest-bearing deposit liabilities	0
Short-term borrowings	0
Long-term debt	0
Interest payable	0
Unearned insurance premiums and service revenue	506	130
Accrued expenses and other liabilities	297	99
Total liabilities	803	229
Automotive finance operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and Due from Banks	100	55
Interest-bearing Deposits in Banks and Other Financial Institutions	1,918	38
Total cash and cash equivalents	2,018	93
Available-for-sale Securities	424	0
Loans held-for-sale, net		0
Finance receivables and loans, net	25,835	11
Loans and Leases Receivable, Allowance	(208)	(1)
Total finance receivables and loans, net	25,627	10
Investment in operating leases, net	144	91
Premiums receivable and other insurance assets	0	0
Other Assets	2,942	30
Impairment on assets of held-for-sale operations	0	(174)
Total assets	31,155	50
Interest-bearing deposit liabilities	3,907
Short-term borrowings	2,800
Long-term debt	13,514
Interest payable	177
Unearned insurance premiums and service revenue	0	0
Accrued expenses and other liabilities	1,498	28
Total liabilities	21,896	28
Discontinued Operation Or Assets Disposal [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and Due from Banks	108	59
Interest-bearing Deposits in Banks and Other Financial Institutions	2,037	92
Total cash and cash equivalents	2,145	151
Available-for-sale Securities	1,000	186
Loans held-for-sale, net		260
Finance receivables and loans, net	25,835	296
Loans and Leases Receivable, Allowance	(208)	(1)
Total finance receivables and loans, net	25,627	295
Investment in operating leases, net	144	91
Premiums receivable and other insurance assets	277	77
Other Assets	3,036	184
Impairment on assets of held-for-sale operations	(53)	(174)
Total assets	32,176	1,070
Interest-bearing deposit liabilities	3,907
Short-term borrowings	2,800
Long-term debt	13,514
Interest payable	177
Unearned insurance premiums and service revenue	506	130
Accrued expenses and other liabilities	1,795	207
Total liabilities	$ 22,699	$ 337

Discontinued and Held-for-sale Operations (Held-for-sale Operations Recurring Fair Value) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Held-for-sale Operations Recurring Fair Value [Line Items]
Other Assets	$ 11,908	$ 18,741
Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	14,178	15,135
Derivative Assets	2,298	5,701
Total assets	20,274	29,276
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2,468)	(5,379)
Liabilities, Fair Value Disclosure	(2,468)	(6,299)
Discontinued Operation Or Assets Disposal [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Other Assets	3,036	184
Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Total assets	1,031	252
Liabilities, Fair Value Disclosure	54
Foreign Government Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	303	784
Foreign Government Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	597	186
Corporate Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	1,263	1,491
Corporate Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	76
Other Debt Obligations [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure		327
Other Debt Obligations [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	327
Interest Rate Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	2,258	5,441
Interest Rate Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	31
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	35
Foreign Exchange Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	40	260
Foreign Exchange Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	19
Retained Interest [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Other Assets		66
Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	1,852	2,389
Derivative Assets	40	79
Total assets	1,995	2,796
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(13)	(32)
Liabilities, Fair Value Disclosure	(13)	(93)
Fair Value, Inputs, Level 1 [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Total assets	555	171
Liabilities, Fair Value Disclosure	0
Fair Value, Inputs, Level 1 [Member] | Foreign Government Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	3	427
Fair Value, Inputs, Level 1 [Member] | Foreign Government Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	555	171
Fair Value, Inputs, Level 1 [Member] | Corporate Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	0
Fair Value, Inputs, Level 1 [Member] | Corporate Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0
Fair Value, Inputs, Level 1 [Member] | Other Debt Obligations [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure		0
Fair Value, Inputs, Level 1 [Member] | Other Debt Obligations [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0
Fair Value, Inputs, Level 1 [Member] | Interest Rate Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	40	79
Fair Value, Inputs, Level 1 [Member] | Interest Rate Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	0
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	0
Fair Value, Inputs, Level 1 [Member] | Foreign Exchange Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	0	0
Fair Value, Inputs, Level 1 [Member] | Foreign Exchange Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	0
Fair Value, Inputs, Level 1 [Member] | Retained Interest [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Other Assets		0
Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	12,326	12,684
Derivative Assets	2,210	5,516
Total assets	17,125	22,664
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2,452)	(5,328)
Liabilities, Fair Value Disclosure	(2,452)	(5,328)
Fair Value, Inputs, Level 2 [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Total assets	467	15
Liabilities, Fair Value Disclosure	25
Fair Value, Inputs, Level 2 [Member] | Foreign Government Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	300	357
Fair Value, Inputs, Level 2 [Member] | Foreign Government Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	42	15
Fair Value, Inputs, Level 2 [Member] | Corporate Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	1,263	1,491
Fair Value, Inputs, Level 2 [Member] | Corporate Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	76
Fair Value, Inputs, Level 2 [Member] | Other Debt Obligations [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure		327
Fair Value, Inputs, Level 2 [Member] | Other Debt Obligations [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	327
Fair Value, Inputs, Level 2 [Member] | Interest Rate Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	2,170	5,274
Fair Value, Inputs, Level 2 [Member] | Interest Rate Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	22
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	24
Fair Value, Inputs, Level 2 [Member] | Foreign Exchange Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	40	242
Fair Value, Inputs, Level 2 [Member] | Foreign Exchange Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	1
Fair Value, Inputs, Level 2 [Member] | Retained Interest [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Other Assets		0
Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	62
Derivative Assets	48	106
Total assets	1,154	3,816
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(3)	(19)
Liabilities, Fair Value Disclosure	(3)	(878)
Fair Value, Inputs, Level 3 [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Total assets	9	66
Liabilities, Fair Value Disclosure	29
Fair Value, Inputs, Level 3 [Member] | Foreign Government Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	0
Fair Value, Inputs, Level 3 [Member] | Foreign Government Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	0
Fair Value, Inputs, Level 3 [Member] | Corporate Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	0
Fair Value, Inputs, Level 3 [Member] | Corporate Debt Securities [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0
Fair Value, Inputs, Level 3 [Member] | Other Debt Obligations [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure		0
Fair Value, Inputs, Level 3 [Member] | Other Debt Obligations [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0
Fair Value, Inputs, Level 3 [Member] | Interest Rate Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	48	88
Fair Value, Inputs, Level 3 [Member] | Interest Rate Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	9
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	11
Fair Value, Inputs, Level 3 [Member] | Foreign Exchange Contract [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Assets	0	18
Fair Value, Inputs, Level 3 [Member] | Foreign Exchange Contract [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	18
Fair Value, Inputs, Level 3 [Member] | Retained Interest [Member] | Discontinued Operation Or Assets Disposal [Member] | Fair Value, Measurements, Recurring [Member]
Held-for-sale Operations Recurring Fair Value [Line Items]
Other Assets		$ 66

Insurance Premiums and Service Revenue Earned (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Premiums Written and Earned [Abstract]
Direct Premiums Written, Property and Casualty	$ 332	$ 342	$ 330
Direct Premiums Earned, Property and Casualty	335	309	308
Assumed Premiums Written, Property and Casualty	44	38	210
Assumed Premiums Earned, Property and Casualty	49	76	281
Gross Insurance Premiums Written	376	380	540
Gross Insurance Premiums Earned	384	385	589
Ceded Premiums Written, Property and Casualty	(141)	(129)	(229)
Ceded Premiums Earned, Property and Casualty	(109)	(126)	(228)
Premiums Written, Net, Property and Casualty	235	251	311
Premiums Earned, Net, Property and Casualty	275	259	361
Insurance Commissions and Fees Written	826	788	718
Insurance Commissions and Fees	780	894	981
Insurance Services Revenue Written	1,061	1,039	1,029
Insurance premiums and service revenue earned	$ 1,055	$ 1,153	$ 1,342

Other Income, Net Of Losses (Other Income, Net Of Losses) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Nonoperating Income (Expense) [Abstract]
Fees and Commissions, Mortgage Banking	$ 475	$ 236	$ 223
Fees and Commissions, Other	83	82	92
Remarketing Fees	63	96	126
Other Securitization Income Loss	45	199	16
Unrealized Gain (Loss) on Derivatives	(30)	(125)	(189)
Other Nonoperating Income	101	133	193
Other Income	$ 737	$ 621	$ 461

Other Operating Expenses (Details Of Other Operating Expenses) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Cost and Expense Disclosure, Operating [Abstract]
Insurance Commissions	$ 382	$ 431	$ 510
Communications and Information Technology	317	342	320
Lease and loan administration	325	201	181
Professional Fees	149	171	168
Marketing and Advertising Expense	145	150	136
Regulatory and licensing fees	118	124	113
Depreciation, Nonproduction	76	70	58
Mortgage Representation And Warranty, Net	171	0	0
Occupancy, Net	50	47	53
State And Local Non-Income Taxes Amount	14	46	38
Vehicle remarketing and repossession	52	84	123
Other Cost and Expense, Operating	263	317	323
Total other operating expenses	$ 2,062	$ 1,983	$ 2,023

Investment Securities (Schedule of Available-for-sale Securities Reconciliation) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	$ 13,997,000,000	$ 15,167,000,000
Available-for-sale Securities, Gross Unrealized Gains	262,000,000	197,000,000
Available-for-sale Securities, Gross Unrealized Losses	(81,000,000)	(229,000,000)
Available-for-sale Securities	14,178,000,000	15,135,000,000
Total agency backed bonds	4,983,000,000	6,114,000,000
Deposit Assets	15,000,000	16,000,000
Cash Equivalents, at Carrying Value	3,400,000,000	5,600,000,000
Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	12,804,000,000	13,979,000,000
Available-for-sale Securities, Gross Unrealized Gains	230,000,000	172,000,000
Available-for-sale Securities, Gross Unrealized Losses	(8,000,000)	(75,000,000)
Available-for-sale Securities	13,026,000,000	14,076,000,000
US Treasury and Government [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	2,212,000,000	1,535,000,000
Available-for-sale Securities, Gross Unrealized Gains	3,000,000	13,000,000
Available-for-sale Securities, Gross Unrealized Losses	(1,000,000)	(2,000,000)
Available-for-sale Securities	2,214,000,000	1,546,000,000
US States and Political Subdivisions Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	0	1,000,000
Available-for-sale Securities, Gross Unrealized Gains	0	0
Available-for-sale Securities, Gross Unrealized Losses	0	0
Available-for-sale Securities	0	1,000,000
Foreign Government Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	295,000,000	765,000,000
Available-for-sale Securities, Gross Unrealized Gains	8,000,000	20,000,000
Available-for-sale Securities, Gross Unrealized Losses	0	(1,000,000)
Available-for-sale Securities	303,000,000	784,000,000
Residential Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	6,779,000,000	7,266,000,000
Available-for-sale Securities, Gross Unrealized Gains	130,000,000	87,000,000
Available-for-sale Securities, Gross Unrealized Losses	(3,000,000)	(41,000,000)
Available-for-sale Securities	6,906,000,000	7,312,000,000
Asset-backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	2,309,000,000	2,600,000,000
Available-for-sale Securities, Gross Unrealized Gains	32,000,000	28,000,000
Available-for-sale Securities, Gross Unrealized Losses	(1,000,000)	(13,000,000)
Available-for-sale Securities	2,340,000,000	2,615,000,000
Corporate Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	1,209,000,000	1,486,000,000
Available-for-sale Securities, Gross Unrealized Gains	57,000,000	23,000,000
Available-for-sale Securities, Gross Unrealized Losses	(3,000,000)	(18,000,000)
Available-for-sale Securities	1,263,000,000	1,491,000,000
Other Debt Obligations [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	0	326,000,000
Available-for-sale Securities, Gross Unrealized Gains	0	1,000,000
Available-for-sale Securities, Gross Unrealized Losses	0	0
Available-for-sale Securities	0	327,000,000
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Amortized Cost Basis	1,193,000,000	1,188,000,000
Available-for-sale Securities, Gross Unrealized Gains	32,000,000	25,000,000
Available-for-sale Securities, Gross Unrealized Losses	(73,000,000)	(154,000,000)
Available-for-sale Securities	$ 1,152,000,000	$ 1,059,000,000

Investment Securities (Investments Classified by Contractual Maturity Date) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	$ 14,178	$ 15,135
Available-for-sale Securities, Amortized Cost Basis	13,997	15,167
Amortized cost of available-for-sale debt securities, Due in one year or less, Amount	431	644
Amortized cost of available-for-sale debt securities, Due after one year through five years, Amount	2,880	4,026
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	2,369	1,678
Amortized cost of available-for-sale debt securities, Due after ten years, Amount	7,124	7,631
Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	13,026	14,076
Available-for-sale debt securities, Due in one year or less, Amount	432	646
Available-for-sale debt securities, Due after one year through five years, Amount	2,921	4,050
Available-for-sale debt securities, Due after five years through ten years, Amount	2,417	1,694
Available-for-sale debt securities, Due after ten years, Amount	7,256	7,686
Available-for-sale Securities, Amortized Cost Basis	12,804	13,979
Available-for-sale debt securities, Yield	2.40%	2.60%
Available-for-sale debt securities, Due in one year or less, Yield	0.10%	1.70%
Available-for-sale debt securities, Due after one year through five years, Yield	2.00%	2.40%
Available-for-sale debt securities, Due after five years through ten years, Yield	2.60%	3.50%
Available-for-sale debt securities, Due after ten years, Yield	2.60%	2.60%
US Treasury and Government [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	2,214	1,546
Available-for-sale debt securities, Due in one year or less, Amount	422	231
Available-for-sale debt securities, Due after one year through five years, Amount	682	1,202
Available-for-sale debt securities, Due after five years through ten years, Amount	1,110	113
Available-for-sale debt securities, Due after ten years, Amount	0	0
Available-for-sale Securities, Amortized Cost Basis	2,212	1,535
Available-for-sale debt securities, Yield	0.90%	0.90%
Available-for-sale debt securities, Due in one year or less, Yield	0.00%	0.00%
Available-for-sale debt securities, Due after one year through five years, Yield	0.70%	0.90%
Available-for-sale debt securities, Due after five years through ten years, Yield	1.40%	2.20%
Available-for-sale debt securities, Due after ten years, Yield	0.00%	0.00%
US States and Political Subdivisions Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	0	1
Available-for-sale debt securities, Due in one year or less, Amount		0
Available-for-sale debt securities, Due after one year through five years, Amount		0
Available-for-sale debt securities, Due after five years through ten years, Amount		0
Available-for-sale debt securities, Due after ten years, Amount		1
Available-for-sale Securities, Amortized Cost Basis	0	1
Available-for-sale debt securities, Yield		5.40%
Available-for-sale debt securities, Due in one year or less, Yield		0.00%
Available-for-sale debt securities, Due after one year through five years, Yield		0.00%
Available-for-sale debt securities, Due after five years through ten years, Yield		0.00%
Available-for-sale debt securities, Due after ten years, Yield		5.40%
Foreign Government Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	303	784
Available-for-sale debt securities, Due in one year or less, Amount	1	77
Available-for-sale debt securities, Due after one year through five years, Amount	136	506
Available-for-sale debt securities, Due after five years through ten years, Amount	166	201
Available-for-sale debt securities, Due after ten years, Amount	0	0
Available-for-sale Securities, Amortized Cost Basis	295	765
Available-for-sale debt securities, Yield	2.50%	4.40%
Available-for-sale debt securities, Due in one year or less, Yield	2.20%	7.70%
Available-for-sale debt securities, Due after one year through five years, Yield	1.80%	4.30%
Available-for-sale debt securities, Due after five years through ten years, Yield	3.00%	3.30%
Available-for-sale debt securities, Due after ten years, Yield	0.00%	0.00%
Residential Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	6,906	7,312
Available-for-sale debt securities, Due in one year or less, Amount	0	3
Available-for-sale debt securities, Due after one year through five years, Amount	0	2
Available-for-sale debt securities, Due after five years through ten years, Amount	35	189
Available-for-sale debt securities, Due after ten years, Amount	6,871	7,118
Available-for-sale Securities, Amortized Cost Basis	6,779	7,266
Available-for-sale debt securities, Yield	2.70%	2.50%
Available-for-sale debt securities, Due in one year or less, Yield	0.00%	4.80%
Available-for-sale debt securities, Due after one year through five years, Yield	0.00%	6.30%
Available-for-sale debt securities, Due after five years through ten years, Yield	4.30%	2.60%
Available-for-sale debt securities, Due after ten years, Yield	2.70%	2.50%
Asset-backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	2,340	2,615
Available-for-sale debt securities, Due in one year or less, Amount	0	0
Available-for-sale debt securities, Due after one year through five years, Amount	1,543	1,599
Available-for-sale debt securities, Due after five years through ten years, Amount	510	574
Available-for-sale debt securities, Due after ten years, Amount	287	442
Available-for-sale Securities, Amortized Cost Basis	2,309	2,600
Available-for-sale debt securities, Yield	2.10%	2.10%
Available-for-sale debt securities, Due in one year or less, Yield	0.00%	0.00%
Available-for-sale debt securities, Due after one year through five years, Yield	2.00%	1.90%
Available-for-sale debt securities, Due after five years through ten years, Yield	1.70%	1.90%
Available-for-sale debt securities, Due after ten years, Yield	3.30%	3.20%
Corporate Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	1,263	1,491
Available-for-sale debt securities, Due in one year or less, Amount	9	19
Available-for-sale debt securities, Due after one year through five years, Amount	560	741
Available-for-sale debt securities, Due after five years through ten years, Amount	596	606
Available-for-sale debt securities, Due after ten years, Amount	98	125
Available-for-sale Securities, Amortized Cost Basis	1,209	1,486
Available-for-sale debt securities, Yield	5.10%	4.90%
Available-for-sale debt securities, Due in one year or less, Yield	3.20%	4.90%
Available-for-sale debt securities, Due after one year through five years, Yield	4.00%	4.40%
Available-for-sale debt securities, Due after five years through ten years, Yield	6.00%	5.60%
Available-for-sale debt securities, Due after ten years, Yield	5.80%	4.70%
Other Debt Obligations [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities	0	327
Available-for-sale debt securities, Due in one year or less, Amount		316
Available-for-sale debt securities, Due after one year through five years, Amount		0
Available-for-sale debt securities, Due after five years through ten years, Amount		11
Available-for-sale debt securities, Due after ten years, Amount		0
Available-for-sale Securities, Amortized Cost Basis	$ 0	$ 326
Available-for-sale debt securities, Yield		1.40%
Available-for-sale debt securities, Due in one year or less, Yield		1.30%
Available-for-sale debt securities, Due after one year through five years, Yield		0.00%
Available-for-sale debt securities, Due after five years through ten years, Yield		4.60%
Available-for-sale debt securities, Due after ten years, Yield		0.00%

Investment Securities (Schedule Of Realized Gain (Loss)) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Available-for-sale Securities [Abstract]
Available-for-sale Securities, Gross Realized Gains	$ 241	$ 297	$ 536
Available-for-sale Securities, Gross Realized Losses	(34)	(28)	(34)
Other than Temporary Impairment Losses, Investments, Portion Recognized in Earnings, Net, Available-for-sale Securities	(61)	(11)	(1)
Other gain (loss) on investments, net	$ 146	$ 258	$ 501

Investment Securities (Investment Income) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Available-for-sale Securities [Abstract]
Taxable interest	$ 262	$ 325	$ 293
Taxable dividends	30	25	17
Interest and dividends exempt from U.S. federal income tax	0	0	10
Interest and dividends on available-for-sale investment securities	$ 292	$ 350	$ 320

Investment Securities (Schedule of Unrealized Loss on Investments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	$ 1,391	$ 4,886
Available-for-sale Securities, Unrealized Loss Less than 12 months	(45)	(219)
Available-for-sale Securities, Fair value 12 months or longer	257	94
Available-for-sale Securities, Unrealized Loss 12 months or longer	(36)	(10)
Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	1,011	4,116
Available-for-sale Securities, Unrealized Loss Less than 12 months	(6)	(71)
Available-for-sale Securities, Fair value 12 months or longer	39	76
Available-for-sale Securities, Unrealized Loss 12 months or longer	(2)	(4)
US Treasury and Government [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	244	179
Available-for-sale Securities, Unrealized Loss Less than 12 months	(1)	(2)
Available-for-sale Securities, Fair value 12 months or longer	0	0
Available-for-sale Securities, Unrealized Loss 12 months or longer	0	0
Foreign Government Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	11	197
Available-for-sale Securities, Unrealized Loss Less than 12 months	0	(1)
Available-for-sale Securities, Fair value 12 months or longer	0	0
Available-for-sale Securities, Unrealized Loss 12 months or longer	0	0
Residential Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	493	2,302
Available-for-sale Securities, Unrealized Loss Less than 12 months	(2)	(39)
Available-for-sale Securities, Fair value 12 months or longer	23	45
Available-for-sale Securities, Unrealized Loss 12 months or longer	(1)	(2)
Asset-backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	143	994
Available-for-sale Securities, Unrealized Loss Less than 12 months	(1)	(13)
Available-for-sale Securities, Fair value 12 months or longer	1	1
Available-for-sale Securities, Unrealized Loss 12 months or longer	0	0
Corporate Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	120	444
Available-for-sale Securities, Unrealized Loss Less than 12 months	(2)	(16)
Available-for-sale Securities, Fair value 12 months or longer	15	30
Available-for-sale Securities, Unrealized Loss 12 months or longer	(1)	(2)
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Securities, Fair value Less than 12 months	380	770
Available-for-sale Securities, Unrealized Loss Less than 12 months	(39)	(148)
Available-for-sale Securities, Fair value 12 months or longer	218	18
Available-for-sale Securities, Unrealized Loss 12 months or longer	$ (34)	$ (6)

Loans Held-For-Sale, Net (Schedule Of Loans Held-For-Sale) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Loans Receivable Held-for-sale [Line Items]
Loans Held-for-sale, consumer automobile	$ 0	$ 425
Mortgage loans held-for-sale	2,490	8,112
Loans Held-for-sale, Commercial and Industrial	86	20
Total loans held-for-sale	2,576	8,557
First Mortgage [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgage loans held-for-sale	2,490	7,372
Home Equity [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgage loans held-for-sale	0	740
Domestic [Member]
Loans Receivable Held-for-sale [Line Items]
Loans Held-for-sale, consumer automobile	0	425
Mortgage loans held-for-sale	2,490	8,100
Loans Held-for-sale, Commercial and Industrial	86	20
Total loans held-for-sale	2,576	8,545
Domestic [Member] | First Mortgage [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgage loans held-for-sale	2,490	7,360
Domestic [Member] | Home Equity [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgage loans held-for-sale	0	740
Foreign [Member]
Loans Receivable Held-for-sale [Line Items]
Loans Held-for-sale, consumer automobile	0	0
Mortgage loans held-for-sale	0	12
Loans Held-for-sale, Commercial and Industrial	0	0
Total loans held-for-sale	0	12
Foreign [Member] | First Mortgage [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgage loans held-for-sale	0	12
Foreign [Member] | Home Equity [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgage loans held-for-sale	0	0
Fair Value Option Election, Fair Value [Member]
Loans Receivable Held-for-sale [Line Items]
Mortgages Held-for-sale, Fair Value Disclosure	2,490	3,919
Loans Held For Sale Member
Loans Receivable Held-for-sale [Line Items]
Unamortized Loan Commitment and Origination Fees and Unamortized Discounts or Premiums	$ 26	$ 221

Loans Held-For-Sale, Net (Schedule Of Higher Risk Mortgage Loans Held-For-Sale) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Loans Receivable Held-for-sale, Net [Abstract]
High original loan-to-value (greater than 100%) mortgage loans	$ 378	$ 423
Held For Sales Mortgage Finance Receivables Payment Option Adjustable Rate Mortgage Loans	0	12
Held For Sales Mortgage Finance Receivables Interest Only Mortgage Loans	10	298
Held For Sales Mortgage Finance Receivables Below Market Rate Mortgages	0	169
Higher-risk mortgage loans held-for-sale	$ 388	$ 902

Finance Receivables And Loans, Net (Schedule of Accounts, Notes, Loans and Financing Receivables) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	$ 99,055	$ 113,920
Loans at fair value	0	835
Finance receivables and loans, net	99,055	114,755
Consumer Loans Auto Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	53,715	63,459
Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	9,821	9,993
First Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	7,173	6,891
Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2,648	3,102
Commercial Loan [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	35,519	40,468
Commercial And Industrial Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	30,270	34,817
Commercial And Industrial Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	1,911
Commercial And Industrial Other [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2,697	1,241
Commercial Real Estate Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2,552	2,485
Commercial Real Estate Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	14
Domestic [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans at fair value	0	603
Finance receivables and loans, net	99,035	89,096
Domestic [Member] | Consumer Loans Auto Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	53,713	46,576
Domestic [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	9,821	9,969
Domestic [Member] | First Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	7,173	6,867
Domestic [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2,648	3,102
Domestic [Member] | Commercial Loan [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	35,501	31,948
Domestic [Member] | Commercial And Industrial Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	30,270	26,552
Domestic [Member] | Commercial And Industrial Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	1,887
Domestic [Member] | Commercial And Industrial Other [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2,679	1,178
Domestic [Member] | Commercial Real Estate Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2,552	2,331
Domestic [Member] | Commercial Real Estate Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	0
Foreign [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans at fair value	0	232
Finance receivables and loans, net	20	25,659
Foreign [Member] | Consumer Loans Auto Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	2	16,883
Foreign [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	24
Foreign [Member] | First Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	24
Foreign [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	0
Foreign [Member] | Commercial Loan [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	18	8,520
Foreign [Member] | Commercial And Industrial Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	8,265
Foreign [Member] | Commercial And Industrial Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	24
Foreign [Member] | Commercial And Industrial Other [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	18	63
Foreign [Member] | Commercial Real Estate Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	154
Foreign [Member] | Commercial Real Estate Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans, net	0	14
loans held-for-investment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Unamortized Loan Commitment and Origination Fees and Unamortized Discounts or Premiums	$ 895	$ 2,900

Finance Receivables And Loans, Net (Allowance For Credit Losses On Financing Receivables) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Allowance for Credit Losses [Line Items]
Provision for Loan, Lease, and Other Losses	$ (329)	$ (161)
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for loan losses, Beginning balance	1,503	1,873
Charge-offs	(776)	(880)
Recoveries	302	327
Allowance for Loan and Lease Losses, Provision for Loss, Net	(474)	(553)
Provision for Other Losses	(188)	22
Allowance for loan losses, Ending Balance	1,170	1,503
Financing Receivable, Allowance for Credit Loss, Additional Information [Abstract]
Allowance for loan losses, Individually evaluated for impairment	228	240
Allowance for loan losses, Collectively evaluated for impairment	939	1,253
Allowance for loan losses, Loans acquired with deteriorated credit quality	3	10
Finance receivables and loans, net	99,055	113,920
Financing Receivable, Individually Evaluated for Impairment	2,671	1,139
Financing receivable, Collectively evaluated for impairment	96,354	112,693
Financing receivable, Loans acquired with deteriorated credit quality	30	88
Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Provision for Loan, Lease, and Other Losses	(257)	(102)
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for loan losses, Beginning balance	766	970
Charge-offs	(616)	(580)
Recoveries	247	259
Allowance for Loan and Lease Losses, Provision for Loss, Net	(369)	(321)
Provision for Other Losses	(79)	15
Allowance for loan losses, Ending Balance	575	766
Financing Receivable, Allowance for Credit Loss, Additional Information [Abstract]
Allowance for loan losses, Individually evaluated for impairment	16	7
Allowance for loan losses, Collectively evaluated for impairment	556	749
Allowance for loan losses, Loans acquired with deteriorated credit quality	3	10
Finance receivables and loans, net	53,715	63,459
Financing Receivable, Individually Evaluated for Impairment	260	69
Financing receivable, Collectively evaluated for impairment	53,425	63,302
Financing receivable, Loans acquired with deteriorated credit quality	30	88
Residential Mortgage [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Provision for Loan, Lease, and Other Losses	(86)	(126)
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for loan losses, Beginning balance	516	580
Charge-offs	(149)	(210)
Recoveries	11	17
Allowance for Loan and Lease Losses, Provision for Loss, Net	(138)	(193)
Provision for Other Losses	(12)	3
Allowance for loan losses, Ending Balance	452	516
Financing Receivable, Allowance for Credit Loss, Additional Information [Abstract]
Allowance for loan losses, Individually evaluated for impairment	186	172
Allowance for loan losses, Collectively evaluated for impairment	266	344
Allowance for loan losses, Loans acquired with deteriorated credit quality	0	0
Finance receivables and loans, net	9,821	9,993
Financing Receivable, Individually Evaluated for Impairment	873	606
Financing receivable, Collectively evaluated for impairment	8,948	9,387
Financing receivable, Loans acquired with deteriorated credit quality	0	0
Commercial Loan [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Provision for Loan, Lease, and Other Losses	14	67
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for loan losses, Beginning balance	221	323
Charge-offs	(11)	(90)
Recoveries	44	51
Allowance for Loan and Lease Losses, Provision for Loss, Net	33	(39)
Provision for Other Losses	(97)	4
Allowance for loan losses, Ending Balance	143	221
Financing Receivable, Allowance for Credit Loss, Additional Information [Abstract]
Allowance for loan losses, Individually evaluated for impairment	26	61
Allowance for loan losses, Collectively evaluated for impairment	117	160
Allowance for loan losses, Loans acquired with deteriorated credit quality	0	0
Finance receivables and loans, net	35,519	40,468
Financing Receivable, Individually Evaluated for Impairment	1,538	464
Financing receivable, Collectively evaluated for impairment	33,981	40,004
Financing receivable, Loans acquired with deteriorated credit quality	0	0
Domestic [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(595)	(667)
Recoveries	193	227
Domestic [Member] | Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(438)	(435)
Recoveries	171	186
Domestic [Member] | Residential Mortgage [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(149)	(205)
Recoveries	11	16
Domestic [Member] | Commercial Loan [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(8)	(27)
Recoveries	11	25
Foreign [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(181)	(213)
Recoveries	109	100
Foreign [Member] | Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(178)	(145)
Recoveries	76	73
Foreign [Member] | Residential Mortgage [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	0	(5)
Recoveries	0	1
Foreign [Member] | Commercial Loan [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charge-offs	(3)	(63)
Recoveries	33	26
Segment, Discontinued Operations [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Provision for Loan, Lease, and Other Losses	$ (65)	$ (58)

Finance Receivables And Loans, Net (Schedule Of Sales Of Financing Receivables And Loans) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Sales	$ 2,096	$ 3,420
Consumer Loans Auto Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Sales	1,960	3,279
Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Sales	40	107
Commercial Loan [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Sales	$ 96	$ 34

Finance Receivables And Loans, Net (Past Due Financing Receivables And Loans) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	$ 1,001	$ 916
60 - 89 days past due	256	212
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	337	532
Total past due	1,594	1,660
Current	97,461	112,260
Finance receivables and loans, net	99,055	113,920
Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	920	802
60 - 89 days past due	213	162
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	138	179
Total past due	1,271	1,143
Current	52,444	62,316
Finance receivables and loans, net	53,715	63,459
Residential Mortgage [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	81	112
60 - 89 days past due	43	46
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	174	180
Total past due	298	338
Current	9,523	9,655
Finance receivables and loans, net	9,821	9,993
First Mortgage [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	66	91
60 - 89 days past due	37	35
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	156	162
Total past due	259	288
Current	6,914	6,603
Finance receivables and loans, net	7,173	6,891
Home Equity [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	15	21
60 - 89 days past due	6	11
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	18	18
Total past due	39	50
Current	2,609	3,052
Finance receivables and loans, net	2,648	3,102
Commercial Loan [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	0	2
60 - 89 days past due	0	4
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	25	173
Total past due	25	179
Current	35,494	40,289
Finance receivables and loans, net	35,519	40,468
Commercial And Industrial Automobile [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	0	0
60 - 89 days past due	0	1
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	16	126
Total past due	16	127
Current	30,254	34,690
Finance receivables and loans, net	30,270	34,817
Commercial And Industrial Mortgage [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	0	0
60 - 89 days past due	0	0
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	0	0
Total past due	0	0
Current	0	1,911
Finance receivables and loans, net	0	1,911
Commercial And Industrial Other [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	0	0
60 - 89 days past due	0	0
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	1	1
Total past due	1	1
Current	2,696	1,240
Finance receivables and loans, net	2,697	1,241
Commercial Real Estate Automobile [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	0	2
60 - 89 days past due	0	1
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	8	34
Total past due	8	37
Current	2,544	2,448
Finance receivables and loans, net	2,552	2,485
Commercial Real Estate Mortgage [Member]
Financing Receivable, Recorded Investment, Past Due [Line Items]
30 - 59 days past due	0	0
60 - 89 days past due	0	2
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	0	12
Total past due	0	14
Current	0	0
Finance receivables and loans, net	$ 0	$ 14

Finance Receivables And Loans, Net (Schedule of Financing Receivables, Non Accrual Status) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	$ 858	$ 906
Consumer Loans Auto Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	260	228
Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	382	339
First Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	342	281
Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	40	58
Commercial Loan [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	216	339
Commercial And Industrial Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	146	223
Commercial And Industrial Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	0	0
Commercial And Industrial Other [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	33	37
Commercial Real Estate Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	37	67
Commercial Real Estate Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Finance receivables and loans on nonaccrual status	$ 0	$ 12

Finance Receivables And Loans, Net (Financing Receivable Credit Quality Indicators) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	$ 99,055	$ 113,920
Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	53,715	63,459
Consumer Loans Auto Financing Receivable [Member] | Performing Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	53,455	63,231
Consumer Loans Auto Financing Receivable [Member] | Nonperforming Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	260	228
Residential Mortgage [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	9,821	9,993
Residential Mortgage [Member] | Performing Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	9,439	9,654
Residential Mortgage [Member] | Nonperforming Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	382	339
First Mortgage [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	7,173	6,891
First Mortgage [Member] | Performing Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	6,831	6,610
First Mortgage [Member] | Nonperforming Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	342	281
Home Equity [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	2,648	3,102
Home Equity [Member] | Performing Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	2,608	3,044
Home Equity [Member] | Nonperforming Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	$ 40	$ 58

Finance Receivables And Loans, Net (Schedule Of Pass And Criticized Credit Quality Indicators Of Finance Receivables) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	$ 99,055	$ 113,920
Commercial Loan [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	35,519	40,468
Commercial Loan [Member] | Pass [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	33,835	37,412
Commercial Loan [Member] | Criticized Member
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	1,684	3,056
Commercial And Industrial Automobile [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	30,270	34,817
Commercial And Industrial Automobile [Member] | Pass [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	28,978	32,464
Commercial And Industrial Automobile [Member] | Criticized Member
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	1,292	2,353
Commercial And Industrial Mortgage [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	0	1,911
Commercial And Industrial Mortgage [Member] | Pass [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	0	1,760
Commercial And Industrial Mortgage [Member] | Criticized Member
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	0	151
Commercial And Industrial Other [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	2,697	1,241
Commercial And Industrial Other [Member] | Pass [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	2,417	883
Commercial And Industrial Other [Member] | Criticized Member
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	280	358
Commercial Real Estate Automobile [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	2,552	2,485
Commercial Real Estate Automobile [Member] | Pass [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	2,440	2,305
Commercial Real Estate Automobile [Member] | Criticized Member
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	112	180
Commercial Real Estate Mortgage [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	0	14
Commercial Real Estate Mortgage [Member] | Pass [Member]
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	0	0
Commercial Real Estate Mortgage [Member] | Criticized Member
Financing Receivable, Recorded Investment [Line Items]
Finance receivables and loans, net	$ 0	$ 14

Finance Receivables And Loans, Net (Impaired Financing Receivables) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	$ 1,434	$ 1,021
Carrying value before allowance	1,349	1,014
Impaired Financing Receivable, Related Allowance	228	229
Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	260	69
Carrying value before allowance	260	69
Impaired Financing Receivable, Related Allowance	16	7
Residential Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	958	613
Carrying value before allowance	873	606
Impaired Financing Receivable, Related Allowance	186	172
First Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	811	516
Carrying value before allowance	725	508
Impaired Financing Receivable, Related Allowance	137	126
Home Equity [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	147	97
Carrying value before allowance	148	98
Impaired Financing Receivable, Related Allowance	49	46
Commercial Loan [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	216	339
Carrying value before allowance	216	339
Impaired Financing Receivable, Related Allowance	26	50
Commercial And Industrial Automobile [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	146	222
Carrying value before allowance	146	222
Impaired Financing Receivable, Related Allowance	7	22
Commercial And Industrial Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	0	0
Carrying value before allowance	0	0
Impaired Financing Receivable, Related Allowance	0	0
Commercial And Industrial Other [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	33	37
Carrying value before allowance	33	37
Impaired Financing Receivable, Related Allowance	7	5
Commercial Real Estate Automobile [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	37	68
Carrying value before allowance	37	68
Impaired Financing Receivable, Related Allowance	12	18
Commercial Real Estate Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Impaired Financing Receivable, Unpaid Principal Balance	0	12
Carrying value before allowance	0	12
Impaired Financing Receivable, Related Allowance	0	5
Impaired With No Allowance Member
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	286	205
Impaired With No Allowance Member | Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	90	0
Impaired With No Allowance Member | Residential Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	124	83
Impaired With No Allowance Member | First Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	123	83
Impaired With No Allowance Member | Home Equity [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	1	0
Impaired With No Allowance Member | Commercial Loan [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	72	122
Impaired With No Allowance Member | Commercial And Industrial Automobile [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	54	64
Impaired With No Allowance Member | Commercial And Industrial Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	0	0
Impaired With No Allowance Member | Commercial And Industrial Other [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	9	25
Impaired With No Allowance Member | Commercial Real Estate Automobile [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	9	32
Impaired With No Allowance Member | Commercial Real Estate Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	0	1
Impaired With Allowance Member
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	1,063	809
Impaired With Allowance Member | Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	170	69
Impaired With Allowance Member | Residential Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	749	523
Impaired With Allowance Member | First Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	602	425
Impaired With Allowance Member | Home Equity [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	147	98
Impaired With Allowance Member | Commercial Loan [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	144	217
Impaired With Allowance Member | Commercial And Industrial Automobile [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	92	158
Impaired With Allowance Member | Commercial And Industrial Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	0	0
Impaired With Allowance Member | Commercial And Industrial Other [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	24	12
Impaired With Allowance Member | Commercial Real Estate Automobile [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	28	36
Impaired With Allowance Member | Commercial Real Estate Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Carrying value before allowance	$ 0	$ 11

Finance Receivables And Loans, Net (Average Balance And Interest Income Of Impaired Finance Receivables) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Financing Receivable, Impaired [Line Items]
Average balance	$ 1,109	$ 1,160	$ 1,934
Impaired Financing Receivable, Interest Income, Accrual Method	55	58	49
Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Impaired [Line Items]
Average balance	131	35	0
Impaired Financing Receivable, Interest Income, Accrual Method	12	2	0
Residential Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Average balance	693	553	484
Impaired Financing Receivable, Interest Income, Accrual Method	28	22	19
First Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Average balance	598	463	405
Impaired Financing Receivable, Interest Income, Accrual Method	24	18	15
Home Equity [Member]
Financing Receivable, Impaired [Line Items]
Average balance	95	90	79
Impaired Financing Receivable, Interest Income, Accrual Method	4	4	4
Commercial Loan [Member]
Financing Receivable, Impaired [Line Items]
Average balance	285	572	1,450
Impaired Financing Receivable, Interest Income, Accrual Method	15	34	30
Commercial And Industrial Automobile [Member]
Financing Receivable, Impaired [Line Items]
Average balance	178	303	335
Impaired Financing Receivable, Interest Income, Accrual Method	8	19	13
Commercial And Industrial Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Average balance	5	19	53
Impaired Financing Receivable, Interest Income, Accrual Method	0	6	2
Commercial And Industrial Other [Member]
Financing Receivable, Impaired [Line Items]
Average balance	32	84	650
Impaired Financing Receivable, Interest Income, Accrual Method	6	1	6
Commercial Real Estate Automobile [Member]
Financing Receivable, Impaired [Line Items]
Average balance	64	126	275
Impaired Financing Receivable, Interest Income, Accrual Method	1	7	3
Commercial Real Estate Mortgage [Member]
Financing Receivable, Impaired [Line Items]
Average balance	6	40	137
Impaired Financing Receivable, Interest Income, Accrual Method	$ 0	$ 1	$ 6

Finance Receivables And Loans, Net Finance Receivables and Loans, Net (Troubled Debt Restructurings) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Recorded Investment	$ 1,200,000,000
Total TDR movement during the period	441,000,000
Loans and Leases Receivable, Impaired, Commitment to Lend	25,000,000	45,000,000
Financing Receivable, TDRs, Number of Contracts	39,271	7,686
Financing Receivable, TDRs, Pre-Modification Recorded Investment	872,000,000	339,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	673,000,000	321,000,000
Consumer Loans Auto Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	36,285	6,411
Financing Receivable, TDRs, Pre-Modification Recorded Investment	407,000,000	85,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	295,000,000	85,000,000
Residential Mortgage [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	2,969	1,263
Financing Receivable, TDRs, Pre-Modification Recorded Investment	436,000,000	184,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	350,000,000	179,000,000
First Mortgage [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	1,664	375
Financing Receivable, TDRs, Pre-Modification Recorded Investment	412,000,000	133,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	327,000,000	132,000,000
Home Equity [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	1,305	888
Financing Receivable, TDRs, Pre-Modification Recorded Investment	24,000,000	51,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	23,000,000	47,000,000
Commercial Loan [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	17	12
Financing Receivable, TDRs, Pre-Modification Recorded Investment	29,000,000	70,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	28,000,000	57,000,000
Commercial And Industrial Automobile [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	9	2
Financing Receivable, TDRs, Pre-Modification Recorded Investment	15,000,000	5,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	15,000,000	5,000,000
Commercial And Industrial Mortgage [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	0	1
Financing Receivable, TDRs, Pre-Modification Recorded Investment	0	38,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	0	28,000,000
Commercial And Industrial Other [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	0	2
Financing Receivable, TDRs, Pre-Modification Recorded Investment	0	11,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	0	10,000,000
Commercial Real Estate Automobile [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	8	5
Financing Receivable, TDRs, Pre-Modification Recorded Investment	14,000,000	12,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	13,000,000	11,000,000
Commercial Real Estate Mortgage [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, TDRs, Number of Contracts	0	2
Financing Receivable, TDRs, Pre-Modification Recorded Investment	0	4,000,000
Financing Receivable, TDRs, Post-Modification Recorded Investment	$ 0	$ 3,000,000

Finance Receivables And Loans, Net Finance Receivables And Loans, Net (Redefaults) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	2,450	460
Financing Receivable, Redefaults, Carrying Value Before Allowance	$ 51	$ 11
Redefault Charge-off	15	3
Consumer Loans Auto Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	2,290	420
Financing Receivable, Redefaults, Carrying Value Before Allowance	26	4
Redefault Charge-off	12	2
Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	153	39
Financing Receivable, Redefaults, Carrying Value Before Allowance	19	4
Redefault Charge-off	3	1
First Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	112	11
Financing Receivable, Redefaults, Carrying Value Before Allowance	16	2
Redefault Charge-off	1	0
Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	41	28
Financing Receivable, Redefaults, Carrying Value Before Allowance	3	2
Redefault Charge-off	2	1
Commercial Loan [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	7	1
Financing Receivable, Redefaults, Carrying Value Before Allowance	6	3
Redefault Charge-off	0	0
Commercial And Industrial Automobile [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	4	1
Financing Receivable, Redefaults, Carrying Value Before Allowance	3	3
Redefault Charge-off	0	0
Commercial Real Estate [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Number of loans redefaulted within 12 months of being modified	3	0
Financing Receivable, Redefaults, Carrying Value Before Allowance	3	0
Redefault Charge-off	$ 0	$ 0

Finance Receivables And Loans, Net (Consumer Concentration Risk by State and Foreign Geographic Region) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Concentration Risk [Line Items]
Finance receivables and loans, net	$ 99,055	$ 113,920
Texas and California [Member]
Concentration Risk [Line Items]
Consumer Concentration Risk	21.00%
Consumer Loans Auto Financing Receivable [Member]
Concentration Risk [Line Items]
Consumer Concentration Risk	100.00%	100.00%
Consumer Loans Auto Financing Receivable [Member] | TEXAS
Concentration Risk [Line Items]
Consumer Concentration Risk	12.90%	9.50%
Consumer Loans Auto Financing Receivable [Member] | CALIFORNIA
Concentration Risk [Line Items]
Consumer Concentration Risk	5.60%	4.60%
Consumer Loans Auto Financing Receivable [Member] | FLORIDA
Concentration Risk [Line Items]
Consumer Concentration Risk	6.70%	4.80%
Consumer Loans Auto Financing Receivable [Member] | MICHIGAN
Concentration Risk [Line Items]
Consumer Concentration Risk	5.00%	4.00%
Consumer Loans Auto Financing Receivable [Member] | PENNSYLVANIA
Concentration Risk [Line Items]
Consumer Concentration Risk	5.20%	3.60%
Consumer Loans Auto Financing Receivable [Member] | ILLINOIS
Concentration Risk [Line Items]
Consumer Concentration Risk	4.30%	3.10%
Consumer Loans Auto Financing Receivable [Member] | NEW YORK
Concentration Risk [Line Items]
Consumer Concentration Risk	4.60%	3.50%
Consumer Loans Auto Financing Receivable [Member] | OHIO
Concentration Risk [Line Items]
Consumer Concentration Risk	4.00%	2.90%
Consumer Loans Auto Financing Receivable [Member] | GEORGIA
Concentration Risk [Line Items]
Consumer Concentration Risk	3.70%	2.50%
Consumer Loans Auto Financing Receivable [Member] | NORTH CAROLINA
Concentration Risk [Line Items]
Consumer Concentration Risk	3.30%	2.20%
Consumer Loans Auto Financing Receivable [Member] | Other United States [Member]
Concentration Risk [Line Items]
Consumer Concentration Risk	44.70%	32.90%
Consumer Loans Auto Financing Receivable [Member] | Foreign [Member]
Concentration Risk [Line Items]
Finance receivables and loans, net	$ 2
Consumer Concentration Risk	0.00%	26.40%
Residential Mortgage [Member]
Concentration Risk [Line Items]
Consumer Concentration Risk	100.00%	100.00%
Residential Mortgage [Member] | TEXAS
Concentration Risk [Line Items]
Consumer Concentration Risk	5.80%	5.50%
Residential Mortgage [Member] | CALIFORNIA
Concentration Risk [Line Items]
Consumer Concentration Risk	29.20%	25.70%
Residential Mortgage [Member] | FLORIDA
Concentration Risk [Line Items]
Consumer Concentration Risk	3.60%	4.00%
Residential Mortgage [Member] | MICHIGAN
Concentration Risk [Line Items]
Consumer Concentration Risk	4.10%	4.80%
Residential Mortgage [Member] | PENNSYLVANIA
Concentration Risk [Line Items]
Consumer Concentration Risk	1.60%	1.60%
Residential Mortgage [Member] | ILLINOIS
Concentration Risk [Line Items]
Consumer Concentration Risk	4.80%	5.00%
Residential Mortgage [Member] | NEW YORK
Concentration Risk [Line Items]
Consumer Concentration Risk	2.00%	2.30%
Residential Mortgage [Member] | OHIO
Concentration Risk [Line Items]
Consumer Concentration Risk	0.80%	1.00%
Residential Mortgage [Member] | GEORGIA
Concentration Risk [Line Items]
Consumer Concentration Risk	1.90%	1.80%
Residential Mortgage [Member] | NORTH CAROLINA
Concentration Risk [Line Items]
Consumer Concentration Risk	2.00%	2.10%
Residential Mortgage [Member] | Other United States [Member]
Concentration Risk [Line Items]
Consumer Concentration Risk	44.20%	45.90%
Residential Mortgage [Member] | Foreign [Member]
Concentration Risk [Line Items]
Consumer Concentration Risk	0.00%	0.30%

Finance Receivables And Loans, Net (Summary Of Higher-Risk Mortgage Financing Receivables and Loans) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Concentration Risk [Line Items]
Interest-only mortgage loans	$ 2,063	$ 2,947
Below Market Rate Mortgages	192	248
Total higher-risk mortgage finance receivables and loans	2,255	3,195
CALIFORNIA
Concentration Risk [Line Items]
Interest-only mortgage loans	500	748
Below Market Rate Mortgages	60	78
Total higher-risk mortgage finance receivables and loans	560	826
VIRGINIA
Concentration Risk [Line Items]
Interest-only mortgage loans	216	274
Below Market Rate Mortgages	9	10
Total higher-risk mortgage finance receivables and loans	225	284
MARYLAND
Concentration Risk [Line Items]
Interest-only mortgage loans	166	217
Below Market Rate Mortgages	5	6
Total higher-risk mortgage finance receivables and loans	171	223
ILLINOIS
Concentration Risk [Line Items]
Interest-only mortgage loans	107	153
Below Market Rate Mortgages	6	8
Total higher-risk mortgage finance receivables and loans	113	161
MICHIGAN
Concentration Risk [Line Items]
Interest-only mortgage loans	106	199
Below Market Rate Mortgages	5	9
Total higher-risk mortgage finance receivables and loans	111	208
Other United States [Member]
Concentration Risk [Line Items]
Interest-only mortgage loans	968	1,356
Below Market Rate Mortgages	107	137
Total higher-risk mortgage finance receivables and loans	$ 1,075	$ 1,493

Finance Receivables and Loans, Net (Commercial Concentration Risk) (Details)	Dec. 31, 2012	Dec. 31, 2011
Concentration Risk [Line Items]
Commercial Concentration Risk	100.00%	100.00%
TEXAS
Concentration Risk [Line Items]
Commercial Concentration Risk	13.00%	12.40%
MICHIGAN
Concentration Risk [Line Items]
Commercial Concentration Risk	12.60%	14.10%
FLORIDA
Concentration Risk [Line Items]
Commercial Concentration Risk	11.70%	12.40%
CALIFORNIA
Concentration Risk [Line Items]
Commercial Concentration Risk	9.30%	9.30%
NEW YORK
Concentration Risk [Line Items]
Commercial Concentration Risk	4.90%	3.50%
VIRGINIA
Concentration Risk [Line Items]
Commercial Concentration Risk	3.90%	4.10%
NORTH CAROLINA
Concentration Risk [Line Items]
Commercial Concentration Risk	3.90%	2.10%
PENNSYLVANIA
Concentration Risk [Line Items]
Commercial Concentration Risk	3.30%	2.90%
GEORGIA
Concentration Risk [Line Items]
Commercial Concentration Risk	3.00%	2.50%
TENNESSEE
Concentration Risk [Line Items]
Commercial Concentration Risk	2.30%	1.80%
Other United States [Member]
Concentration Risk [Line Items]
Commercial Concentration Risk	32.10%	28.30%
Foreign other [Member]
Concentration Risk [Line Items]
Commercial Concentration Risk	0.00%	6.60%
Automotive Dealers [Member]
Concentration Risk [Line Items]
Commercial Concentration Risk	100.00%	99.40%
Other Property [Member]
Concentration Risk [Line Items]
Commercial Concentration Risk	0.00%	0.60%

Finance Receivables And Loans, Net Finance Receivables and Loans, Net (Commercial Criticized Exposure) (Details)	Dec. 31, 2012	Dec. 31, 2011
Concentration Risk [Line Items]
Commercial Criticized Finance Receivables and Loans	100.00%	100.00%
Automotive Dealers [Member]
Concentration Risk [Line Items]
Commercial Criticized Finance Receivables and Loans	85.70%	82.90%
2000 to 3999 Manufacturing [Member]
Concentration Risk [Line Items]
Commercial Criticized Finance Receivables and Loans	5.50%	1.80%
7000 to 9999 Service Industries [Member]
Concentration Risk [Line Items]
Commercial Criticized Finance Receivables and Loans	4.90%	1.90%
Other industries [Member]
Concentration Risk [Line Items]
Commercial Criticized Finance Receivables and Loans	3.90%	13.40%

Investment In Operating Leases, Net (Investments In Operating Leases) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Leases, Operating [Abstract]
Property Subject to or Available for Operating Lease, Gross	$ 16,009	$ 11,160
Property Subject to or Available for Operating Lease, Accumulated Depreciation	(2,459)	(1,885)
Property Subject to or Available for Operating Lease, Net	$ 13,550	$ 9,275

Investment In Operating Leases, Net (Schedule Of Depreciation Expense On Operating Lease Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Leases, Operating [Abstract]
Depreciation Expense On Operating Lease Assets	$ 1,515	$ 1,158	$ 1,806
Gross Remarketing Gains (Losses)	(116)	(217)	(555)
Depreciation expense on operating lease assets	$ 1,399	$ 941	$ 1,251

Investment in Operating Leases, Net (Schedule of Operating Leases of Lessor) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Leases, Operating [Abstract]
Operating Leases, Future Minimum Payments Receivable, Current	$ 2,573
Operating Leases, Future Minimum Payments Receivable, in Two Years	1,705
Operating Leases, Future Minimum Payments Receivable, in Three Years	618
Operating Leases, Future Minimum Payments Receivable, in Four Years	27
Operating Leases, Future Minimum Payments Receivable, Thereafter	0
Operating Leases, Future Minimum Payments Receivable	$ 4,923

Securitizations And Variable Interest Entities (Schedule Of Variable Interest Entities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Consumer Loans Auto Financing Receivable [Member]	Dec. 31, 2011 Consumer Loans Auto Financing Receivable [Member]	Dec. 31, 2012 Commercial Automobile [Member]	Dec. 31, 2011 Commercial Automobile [Member]	Dec. 31, 2012 Commercial Other [Member]	Dec. 31, 2011 Commercial Other [Member]	Dec. 31, 2012 Consumer Mortgage Other Member	Dec. 31, 2011 Consumer Mortgage Other Member	Mar. 31, 2011 Consumer Mortgage Other Member	Dec. 31, 2011 Government National Mortgage Association (GNMA) [Member]	Dec. 31, 2011 Canada Mortgage and Housing Corporation [Member]	Dec. 31, 2011 Private Placement [Member]	Dec. 31, 2011 Other [Member]	Dec. 31, 2012 Off-Balance Sheet Loans [Member] Residential Mortgage [Member]	Dec. 31, 2011 Off-Balance Sheet Loans [Member] Residential Mortgage [Member]
Variable Interest Entity [Line Items]
Variable Interest Entity, Consolidated, Carrying Amount, Assets				$ 28,566	$ 26,504	$ 23,139	$ 19,594	$ 728							$ 1,098	$ 956
Variable Interest Entity, Nonconsolidated, Carrying Amount, Assets				0				(28)	83	0	0		2,652	66	141
Assets of nonconsolidated variable interest entities	1,495	51,757		1,495				0	0	0	0		44,127	3,222	4,408
Maximum exposure to loss in nonconsolidated VIEs	1,592	48,860		1,495				85	242	12	17		44,127	66	4,408
Total consoldiated involvement with VIEs	52,405	51,094
Excess Servicing Rights Sold to Variable Interest Entity												266
Total finance receivables and loans, net	97,885	113,252						0	100
Other Assets	11,908	18,741						0	20								0	92
Accrued expenses and other liabilities								28	37
Mortgage loans held-for-sale	2,490	8,112															0	2,400
Mortgage servicing rights	$ 952	$ 2,519	$ 3,738														$ 0	$ 386

Securitizations and Variable Interest Entities (Schedule of On-balance Sheet Variable Interest Entities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
On-balance Sheet Variable Interest Entities [Line Items]
Loans held-for-sale, net	$ 2,576	$ 8,557
Finance receivables and loans, net	99,055	113,920
Loans and Leases Receivable, Allowance	(1,170)	(1,503)
Total finance receivables and loans, net	97,885	113,252
Investment in operating leases, net	13,550	9,275
Other Assets	11,908	18,741
Assets of operations held-for-sale	32,176	1,070
Assets	182,347	184,059	172,008
Short-term borrowings	7,461	7,680
Long-term debt	74,561	92,885
Interest payable	932	1,587
Accrued expenses and other liabilities	6,585	14,664
Liabilities of operations held-for-sale	22,699	337
Liabilities	162,449	164,779
Variable Interest Entity, Primary Beneficiary [Member]
On-balance Sheet Variable Interest Entities [Line Items]
Loans held-for-sale, net	0	9
Loans and Leases Receivable, Allowance	(144)	(210)
Total finance receivables and loans, net	31,366	40,725
Investment in operating leases, net	6,060	4,389
Other Assets	2,868	3,029
Assets of operations held-for-sale	12,139	0
Assets	52,433	48,152
Short-term borrowings	400	795
Long-term debt	26,461	33,143
Interest payable	1	14
Accrued expenses and other liabilities	16	405
Liabilities of operations held-for-sale	9,686	0
Liabilities	36,564	34,357
Variable Interest Entity, Primary Beneficiary [Member] | Consumer Portfolio Segment [Member]
On-balance Sheet Variable Interest Entities [Line Items]
Finance receivables and loans, net	13,671	21,622
Variable Interest Entity, Primary Beneficiary [Member] | Commercial Portfolio Segment [Member]
On-balance Sheet Variable Interest Entities [Line Items]
Finance receivables and loans, net	$ 17,839	$ 19,313

Securitizations And Variable Interest Entities (Schedule Of Pretax Gain (Loss) Recognized On Financial Assets Sold) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale, Gain (Loss) on Sale	$ 635	$ 131	$ 346
Consumer Loans Auto Financing Receivable [Member]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale, Gain (Loss) on Sale	6	0	0
US Government-sponsored Enterprises [Member]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale, Gain (Loss) on Sale	629	131	346
Private Placement [Member]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale, Gain (Loss) on Sale	$ 0	$ 0	$ 0

Securitizations And Variable Interest Entities (Schedule Of Cash Flow Received and Paid To Nonconsolidated Securitization Entities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consumer Loans Auto Financing Receivable [Member]
Cash Flow Received and Paid to Nonconsolidated Securitization Entities [Line Items]
Cash Flows Between Transferor and Transferee, Proceeds from New Transfers	$ 1,979	$ 0	$ 0
Cash flows received on retained interests in securitization entities	0	0	0
Cash Flows Between Transferor and Transferee, Servicing Fees	12	0	1
Purchases of previously transferred financial assets	0	0
Representations and warranties obligations	0	0
Cash Flows Between Transferor and Transferee, Receipts on Transferor's Interest in Transferred Financial Assets, Other	0	0	(6)
US Government-sponsored Enterprises [Member]
Cash Flow Received and Paid to Nonconsolidated Securitization Entities [Line Items]
Cash Flows Between Transferor and Transferee, Proceeds from New Transfers	32,796	59,815	68,822
Cash flows received on retained interests in securitization entities	0	0	0
Cash Flows Between Transferor and Transferee, Servicing Fees	693	999	1,081
Purchases of previously transferred financial assets	(876)	(2,537)	(1,865)
Representations and warranties obligations	(108)	(143)	(389)
Cash Flows Between Transferor and Transferee, Receipts on Transferor's Interest in Transferred Financial Assets, Other	(96)	(13)	(39)
Private Placement [Member]
Cash Flow Received and Paid to Nonconsolidated Securitization Entities [Line Items]
Cash Flows Between Transferor and Transferee, Proceeds from New Transfers	5	722	1,090
Cash flows received on retained interests in securitization entities	71	68	81
Cash Flows Between Transferor and Transferee, Servicing Fees	63	201	209
Purchases of previously transferred financial assets	(12)	(222)	(282)
Representations and warranties obligations	(7)	(38)	(18)
Cash Flows Between Transferor and Transferee, Receipts on Transferor's Interest in Transferred Financial Assets, Other	$ 255	$ 187	$ (22)

Securitizations And Variable Interest Entities (Schedule Of Quantitative Information and Net Credit Losses about Securitized and Other Financial Assets Managed Together) (Details) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	$ 229,266	$ 484,248
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	2,642	27,418
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	362	597
US Government-sponsored Enterprises [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Consumer Mortgage Loans Subject to Conditional Repurchase Options	0	2,300
Private Placement [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Consumer Mortgage Loans Subject to Conditional Repurchase Options	0	132
On-Balance Sheet Loans [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	101,631	123,312
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	617	3,760
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	344	510
On-Balance Sheet Loans [Member] | Consumer Loans Auto Financing Receivable [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	53,715	63,884
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	351	341
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	369	321
On-Balance Sheet Loans [Member] | Residential Mortgage [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	12,311	18,940
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	241	3,242
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	8	150
On-Balance Sheet Loans [Member] | Commercial Automobile [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	32,822	37,302
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	24	162
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	(1)	13
On-Balance Sheet Loans [Member] | Commercial Finance Receivables And Loans, Mortgage [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	0	1,925
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	0	14
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	(1)	31
On-Balance Sheet Loans [Member] | Commercial Other [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	2,783	1,261
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	1	1
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	(31)	(5)
Off-Balance Sheet Loans [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	120,879	326,975
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	1,896	20,757
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	2	0
Off-Balance Sheet Loans [Member] | Consumer Loans Auto Financing Receivable [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	1,495	0
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	4	0
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	2	0
Off-Balance Sheet Loans [Member] | US Government-sponsored Enterprises [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	119,384	262,984
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	1,892	9,456
Off-Balance Sheet Loans [Member] | Private Placement [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	0	63,991
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	0	11,301
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	0	0
Whole-Loan Transactions [Member]
Quantitative Information about Securitized and Other Financial Assets Managed Together [Line Items]
Principal Amount Outstanding on Loans Managed and Securitized or Asset-backed Financing Arrangement	6,756	33,961
Delinquent Amount at End of Period on Loans Managed and Securitized or Asset-backed Financing Arrangement	129	2,901
Net Credit Losses During Period on Loans Managed or Securitized or Asset-backed Financing Arrangement	$ 16	$ 87

Servicing Activities (Schedule Of Servicing Assets at Fair Value) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Servicing Activities [Abstract]
Estimated fair value, Beginning Balance	$ 2,519	$ 3,738
Additions recognized on sale of mortgage loans	240	622
Additions from purchases of servicing rights	0	31
Subtractions from disposition of servicing assets	0	(266)
Servicing Asset at Fair Value, Changes in Fair Value Resulting from Changes in Valuation Inputs or Changes in Assumptions	(282)	(1,041)
Servicing Asset at Fair Value, Other Changes in Fair Value	(395)	(565)
Deconsolidation of subsidiary	(1,130)	0
Estimated fair value, Ending Balance	$ 952	$ 2,519

Servicing Activities (Schedule Of Sensitivity Analysis of Fair Value) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Servicing Activities [Abstract]
Weighted average life (in years)	4 years 7 months	4 years 8 months
Weighted average prepayment speed	13.50%	15.70%
Impact on fair value of 10% adverse change	$ (77)	$ (135)
Impact on fair value of 20% adverse change	(144)	(257)
Weighted average discount rate	7.70%	10.20%
Impact on fair value of 10% adverse change, discount rate	(10)	(59)
Impact on fair value of 20% adverse change, discount rate	$ (19)	$ (114)

Servicing Activities (Components Of Servicing Valuation And Hedge Activities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of Servicing Valuation and Hedge Activities [Line Items]
Net realized/unrealized gains (losses) included in earnings, Assets	$ (599)	$ (888)
Servicing asset valuation and hedge activities, net	(4)	(434)	(617)
Not Designated as Hedging Instrument [Member] | Interest Rate Contract [Member]
Components of Servicing Valuation and Hedge Activities [Line Items]
Servicing asset valuation and hedge activities, net	556	359	(470)
Mortgage Servicing Rights [Member]
Components of Servicing Valuation and Hedge Activities [Line Items]
Net realized/unrealized gains (losses) included in earnings, Assets	$ (560)	$ (793)	$ (147)

Servicing Activities (Components Of Mortgage Servicing Fees) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Servicing Activities [Abstract]
Contractual servicing fees, net of guarantee fees and including subservicing	$ 281	$ 344	$ 277
Late fees	7	9	7
Ancillary fees	12	12	11
Total mortgage servicing fees	$ 300	$ 365	$ 295

Servicing Activities (Narrative - Mortgage Servicing Advances) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Servicing Activities [Abstract]
Mortgage Servicing Advances Included In Other Assets	$ 82,000,000	$ 1,900,000,000
Allowance for uncollected primary servicing advances	1,000,000	43,000,000
Fiduciary responsibility for mortgage escrow and custodial funds	0	4,400,000,000
Outstanding servicer advances related to subserviced loans		125,000,000
Reserve for uncollected subservicer advances		1,000,000
Master servicer number of loans		467,722
Master servicer unpaid principal balance		61,400,000,000
Outstanding master-servicing advances		$ 158,000,000

Servicing Activities (Schedule Of Unpaid Principal Balance Of Serviced Mortgage Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Serviced Mortgage Assets [Line Items]
Serviced Loans Balance - Subserviced Mortgage Loans	$ 0	$ 26,358
Serviced Loans Balance - Subserviced Operations Held-for-sale	0	4
Serviced Loans Balance - Total Subserviced Mortgage Loans	0	26,362
Serviced Loans Balance - Master-servicing-only Mortgage Loans	0	8,557
Serviced Loans Balance - Total Serviced Mortgage Loans	130,324	391,349
Residential Mortgage [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	130,324	356,430
On-Balance Sheet Loans [Member] | Residential Mortgage [Member] | Held for Sale and Investment [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	10,938	18,871
On-Balance Sheet Loans [Member] | Residential Mortgage [Member] | Operations Held-For-Sale [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	0	541
Off-Balance Sheet Loans [Member] | Residential Mortgage [Member] | Operations Held-For-Sale [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	0	4,912
Off-Balance Sheet Loans [Member] | Residential Mortgage [Member] | Private Placement [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	0	50,886
Off-Balance Sheet Loans [Member] | Residential Mortgage [Member] | US Government-sponsored Enterprises [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	119,384	262,868
Off-Balance Sheet Loans [Member] | Residential Mortgage [Member] | Whole-Loan Transactions [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	2	15,105
Off-Balance Sheet Loans [Member] | Residential Mortgage [Member] | Purchased Servicing Rights [Member]
Serviced Mortgage Assets [Line Items]
Total Primary Serviced Assets	$ 0	$ 3,247

Servicing Activities (Narrative - Automobile Servicing Activities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Servicing Activities [Abstract]
Automobile Servicing Fees	$ 109	$ 160	$ 227

Servicing Activities (Schedule Of Total Serviced Automobile Loans Outstanding) (Details) (Automobile Member, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	$ 134,122	$ 122,881
On-Balance Sheet Loans [Member] | Consumer Loans Auto Financing Receivable [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	53,715	63,884
On-Balance Sheet Loans [Member] | Commercial Automobile [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	32,822	37,302
On-Balance Sheet Loans [Member] | Operating Leases [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	13,550	9,275
On-Balance Sheet Loans [Member] | Operations Held-For-Sale [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	25,979	102
On-Balance Sheet Loans [Member] | Other Assets [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	41	0
Off-Balance Sheet Loans [Member] | Securitizations [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	1,474	0
Off-Balance Sheet Loans [Member] | Whole-Loan Transactions [Member]
Automobile Serviced Assets [Line Items]
Total Primary Serviced Assets	$ 6,541	$ 12,318

Premiums Receivable and Other Insurance Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Premiums Receivable and Other Insurance Assets [Abstract]
Prepaid Reinsurance Premiums	$ 236	$ 218
Reinsurance Receivables, Incurred but Not Reported Claims	234	321
Reinsurance Recoverables	40	54
Premiums Receivable, at Carrying Value	108	288
Deferred Policy Acquisition Costs	991	972
Premiums receivable and other insurance assets	$ 1,609	$ 1,853

Other Assets (Schedule Of Other Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Assets [Abstract]
Property, Plant and Equipment, Gross	$ 693	$ 1,152
Accumulated Depreciation, Depletion and Amortization, Property, Plant, and Equipment	(411)	(787)
Property, Plant and Equipment, Net	282	365
Restricted cash collections for securitization trusts	2,983	1,596
Nontrading Derivative Assets	2,298	5,687
Cash and securities collateral placed with counterparties	1,290	1,448
Deferred Tax Assets, State Taxes	1,190	238
Restricted cash and cash equivalents	889	1,381
Other accounts receivable	525	1,110
Cash reserve deposits held for securitization trusts	442	838
Unamortized Debt Issuance Expense	425	612
Nonmarketable equity securities	303	419
Retained Interest, Fair Value Disclosure	154	231
Accrued Investment Income Receivable	147	232
Real Estate Investments, Other	98	385
Servicer advances	92	2,142
Prepaid Expense and Other Assets	60	568
Goodwill	27	518	525	526
Other Assets, Miscellaneous	703	971
Other Assets	$ 11,908	$ 18,741

Other Assets (Schedule of Goodwill) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill [Line Items]
Beginning Balance Goodwill	$ 518	$ 525	$ 526
Transfer of assets of discontinued operations held for sale	(491)	(4)	(2)
Goodwill, Translation Adjustments		(3)	1
Ending Balance Goodwill	27	518	525
Automotive finance operations [Member]
Goodwill [Line Items]
Beginning Balance Goodwill	468	468	469
Transfer of assets of discontinued operations held for sale	(468)	0	(1)
Goodwill, Translation Adjustments		0	0
Ending Balance Goodwill	0	468	468
Insurance Operations [Member]
Goodwill [Line Items]
Beginning Balance Goodwill	50	57	57
Transfer of assets of discontinued operations held for sale	(23)	(4)	(1)
Goodwill, Translation Adjustments		(3)	1
Ending Balance Goodwill	$ 27	$ 50	$ 57

Deposit Liabilities (Schedule Of Deposit Liabilities) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deposits [Abstract]
Noninterest-bearing deposits, Domestic deposits	$ 1,977,000,000	$ 2,029,000,000
Interest-bearing Deposit Liabilities, Domestic, by Component [Abstract]
Domestic Interest-bearing deposits, Savings and money market checking accounts	13,871,000,000	9,035,000,000
Domestic Interest-bearing deposits, Certificates of deposit	31,084,000,000	28,540,000,000
Domestic Interest-bearing deposits, Dealer deposits	983,000,000	1,769,000,000
Total domestic deposit liabilities	47,915,000,000	41,373,000,000
Interest-bearing Deposit Liabilities, Foreign, by Component [Abstract]
Foreign Interest-bearing deposits, Savings and money market checking accounts	0	1,408,000,000
Foreign Interest-bearing deposits, Certificates of deposit	0	1,958,000,000
Foreign Interest-bearing deposits, Dealer deposits	0	311,000,000
Total Foreign deposit liabilities	0	3,677,000,000
Total deposit liabilities	47,915,000,000	45,050,000,000
Time Deposits, $100,000 or More, Domestic	$ 12,000,000,000	$ 10,000,000,000

Deposit Liabilities (Schedule of Maturities For Total Time Deposits) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Schedule of Maturities For Total Time Deposits [Line Items]
Time Deposits	$ 31,084
One year or less [Member]
Schedule of Maturities For Total Time Deposits [Line Items]
Time Deposits	15,688
Two years or less [Member]
Schedule of Maturities For Total Time Deposits [Line Items]
Time Deposits	6,133
Three years or less [Member]
Schedule of Maturities For Total Time Deposits [Line Items]
Time Deposits	4,336
Four years or less [Member]
Schedule of Maturities For Total Time Deposits [Line Items]
Time Deposits	3,545
Five years or less [Member]
Schedule of Maturities For Total Time Deposits [Line Items]
Time Deposits	$ 1,382

Short-Term Borrowings (Schedule of Short-term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short-term Debt [Line Items]
Demand Notes	$ 3,094	$ 2,756
Short-term Bank Loans and Notes Payable	167	1,613
Federal Home Loan Bank, Advances, Short-term	3,800	1,400
Other Short-term Borrowings	400	1,911
Short-term borrowings	7,461	7,680
Short-term Debt, Weighted Average Interest Rate	1.00%	3.60%
Unsecured Debt [Member]
Short-term Debt [Line Items]
Demand Notes	3,094	2,756
Short-term Bank Loans and Notes Payable	167	1,613
Federal Home Loan Bank, Advances, Short-term	0	0
Other Short-term Borrowings	0	146
Short-term borrowings	3,261	4,515
Secured Debt [Member]
Short-term Debt [Line Items]
Demand Notes	0	0
Short-term Bank Loans and Notes Payable	0	0
Federal Home Loan Bank, Advances, Short-term	3,800	1,400
Other Short-term Borrowings	400	1,765
Short-term borrowings	$ 4,200	$ 3,165

Long-Term Debt Long-Term Debt (Composition of Long-term Debt portfolio) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Senior Notes	$ 30,681	$ 43,050
Subordinated Debt	13,702	12,921
Variable Interest Entity Secured Debt	26,461	33,143
Derivative, Amount of Hedged Item	1,094	1,149
Long-term debt	74,561	92,885
Long-term debt guaranteed by the Federal Deposit Insurance Corporation	0	7,400
Long-term Debt, Fair Value	0	830
Fixed Income Interest Rate [Member]
Debt Instrument [Line Items]
Senior Notes	28,336	39,657
Subordinated Debt	251	4,675
Variable Interest Entity Secured Debt	19,077	16,538
Trust preferred securities	2,623	2,622
Variable Income Interest Rate [Member]
Debt Instrument [Line Items]
Senior Notes	2,345	3,393
Subordinated Debt	13,451	8,246
Variable Interest Entity Secured Debt	7,384	16,605
Senior Notes [Member]
Debt Instrument [Line Items]
Long-term Debt, Weighted Average Interest Rate	6.69%	6.15%
Subordinated Debt [Member]
Debt Instrument [Line Items]
Long-term Debt, Weighted Average Interest Rate	0.92%	4.62%
VIE secured debt [Domain]
Debt Instrument [Line Items]
Long-term Debt, Weighted Average Interest Rate	1.36%	1.96%
Trust Preferred Securities Subject to Mandatory Redemption [Member]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	8.13%	8.13%
Long-term Debt, Weighted Average Interest Rate	8.13%	8.13%
Secured Debt [Member]
Debt Instrument [Line Items]
Senior Notes	0	4,000
Subordinated Debt	13,500	12,700
Derivative, Amount of Hedged Item	0	0
Long-term debt	40,911	49,800
Revolving secured funding facilities [Member]
Debt Instrument [Line Items]
Subordinated Debt	$ 13,500	$ 8,200
Minimum [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	0.38%	0.00%
Minimum [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	0.65%	0.76%
Minimum [Member] | VIE secured debt [Domain]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	0.25%	0.32%
Maximum [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	10.29%	16.68%
Maximum [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	8.00%	17.05%
Maximum [Member] | VIE secured debt [Domain]
Debt Instrument [Line Items]
Long-Term Debt Interest Rate	8.30%	8.30%

Long-Term Debt (Long-Term Debt Portfolio) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Due within one year	$ 12,573	$ 26,185
Due after one year	60,894	65,551
Derivative, Amount of Hedged Item	1,094	1,149
Long-term debt	74,561	92,885
Unsecured Debt [Member]
Debt Instrument [Line Items]
Due within one year	1,070	11,664
Due after one year	31,486	30,272
Derivative, Amount of Hedged Item	1,094	1,149
Long-term debt	33,650	43,085
Secured Debt [Member]
Debt Instrument [Line Items]
Due within one year	11,503	14,521
Due after one year	29,408	35,279
Derivative, Amount of Hedged Item	0	0
Long-term debt	$ 40,911	$ 49,800

Long-Term Debt (Scheduled Remaining Maturity Of Long-Term Debt) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
2013	$ 12,573,000,000
2014	19,011,000,000
2015	13,626,000,000
2016	5,031,000,000
2017	6,628,000,000
2018 and thereafter	16,598,000,000
Derivative, Amount of Hedged Item	1,094,000,000	1,149,000,000
Long-term debt	74,561,000,000	92,885,000,000
Derivative Instrument Converting Fixed-rate Debt into Variable-rate Obligations	10,200,000,000
Derivative Instrument Converting Variable-rate Debt into Fixed-rate Obligations	14,500,000,000
Secured Debt [Member]
Debt Instrument [Line Items]
Derivative, Amount of Hedged Item	0	0
Long-term debt	40,911,000,000	49,800,000,000
Unsecured Debt [Member]
Debt Instrument [Line Items]
2013	1,070,000,000
2014	5,415,000,000
2015	5,059,000,000
2016	1,908,000,000
2017	3,596,000,000
2018 and thereafter	15,508,000,000
Derivative, Amount of Hedged Item	1,094,000,000	1,149,000,000
Long-term debt	33,650,000,000	43,085,000,000
Long-term Debt [Member] | Secured Debt [Member]
Debt Instrument [Line Items]
2013	11,503,000,000
2014	13,596,000,000
2015	8,567,000,000
2016	3,123,000,000
2017	3,032,000,000
2018 and thereafter	1,090,000,000
Derivative, Amount of Hedged Item	0
Long-term debt	40,911,000,000
Long-term Debt [Member] | Unsecured Debt [Member]
Debt Instrument [Line Items]
2013	1,331,000,000
2014	5,603,000,000
2015	5,115,000,000
2016	1,971,000,000
2017	3,671,000,000
2018 and thereafter	16,705,000,000
Derivative, Amount of Hedged Item	1,094,000,000
Long-term debt	35,490,000,000
Original Issue Discount [Member] | Unsecured Debt [Member]
Debt Instrument [Line Items]
2013	(261,000,000)
2014	(188,000,000)
2015	(56,000,000)
2016	(63,000,000)
2017	(75,000,000)
2018 and thereafter	(1,197,000,000)
Derivative, Amount of Hedged Item	0
Long-term debt	$ (1,840,000,000)

Long-Term Debt (Pledged Assets Related to Secured Borrowings And Repurchase Agreement) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pledged Assets related to secured borrowings [Line Items]
Trading Securities Pledged as Collateral	$ 0	$ 27
Pledged Financial Instruments, Not Separately Reported, Other Debt Securities Available-for-sale or Held-for-investment	1,911	780
Pledged Financial Instruments, Not Separately Reported, Loans Receivable Pledged as Collateral	0	805
Pledged Assets, Mortgage assets held for investment	9,866	12,197
Pledged Assets, Investment in operating leases	6,058	4,555
Pledged Assets, Mortgage servicing rights	0	1,920
Pledged Assets, Not Separately Reported, Other	999	3,973
Pledged Assets, Other, Not Separately Reported on Statement of Financial Position	67,997	78,500
Secured Debt	45,111	52,965
Short-term borrowings	7,461	7,680
Ally Bank [Member]
Pledged Assets related to secured borrowings [Line Items]
Trading Securities Pledged as Collateral	0	0
Pledged Financial Instruments, Not Separately Reported, Other Debt Securities Available-for-sale or Held-for-investment	1,911	780
Pledged Financial Instruments, Not Separately Reported, Loans Receivable Pledged as Collateral	0	0
Pledged Assets, Mortgage assets held for investment	9,866	11,188
Pledged Assets, Investment in operating leases	1,691	431
Pledged Assets, Mortgage servicing rights	0	1,286
Pledged Assets, Not Separately Reported, Other	272	1,816
Pledged Assets, Other, Not Separately Reported on Statement of Financial Position	48,179	47,702
Secured Debt	29,162	25,533
Pledged assets for Federal Home Loan Bank [Member] | Ally Bank [Member]
Pledged Assets related to secured borrowings [Line Items]
Pledged Assets, Other, Not Separately Reported on Statement of Financial Position	12,600	10,900
Pledged assets for Federal Reserve Bank [Member] | Ally Bank [Member]
Pledged Assets related to secured borrowings [Line Items]
Pledged Assets, Other, Not Separately Reported on Statement of Financial Position	1,900	4,300
Secured Debt [Member]
Pledged Assets related to secured borrowings [Line Items]
Short-term borrowings	4,200	3,165
Consumer Loans Auto Financing Receivable [Member]
Pledged Assets related to secured borrowings [Line Items]
Pledged Assets, Not Separately Reported, Finance Receivables	29,557	33,888
Consumer Loans Auto Financing Receivable [Member] | Ally Bank [Member]
Pledged Assets related to secured borrowings [Line Items]
Pledged Assets, Not Separately Reported, Finance Receivables	14,833	17,320
Commercial Automobile [Member]
Pledged Assets related to secured borrowings [Line Items]
Pledged Assets, Not Separately Reported, Finance Receivables	19,606	20,355
Commercial Automobile [Member] | Ally Bank [Member]
Pledged Assets related to secured borrowings [Line Items]
Pledged Assets, Not Separately Reported, Finance Receivables	$ 19,606	$ 14,881

Long-Term Debt (Narrative - Trust Preferred Securities) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Mar. 07, 2011	Mar. 01, 2011	Dec. 30, 2009
Trust Preferred Securities Subject to Mandatory Redemption [Member]
Debt Instrument [Line Items]
Preferred securities				2,540,000
Aggregate liquidation preference				$ 2,500
Fixed rate / Floating rate	8.13%		8.13%
Percentage of Preferred Securities Sold		100.00%
Liquidation preference (per share)	$ 25
London interbank offer rate	three-month London interbank offer rate plus 5.785%
Warrant [Member]
Debt Instrument [Line Items]
Preferred securities				127,000
Aggregate liquidation preference				$ 127
Class of Warrant or Right, Exercise Price of Warrants or Rights				0.01

Long-Term Debt (Committed Funding Facilities) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Committed Funding Facilities [Member]
Debt Instrument [Line Items]
Outstanding	$ 27,500,000,000	$ 22,700,000,000
Unused capacity	15,500,000,000	20,400,000,000
Total capacity	43,000,000,000	43,100,000,000
Committed Funding Facilities [Member] | Bank Funding Member | Secured Debt [Member]
Debt Instrument [Line Items]
Outstanding	3,800,000,000	5,800,000,000
Unused capacity	4,700,000,000	3,700,000,000
Total capacity	8,500,000,000	9,500,000,000
Line of Credit Facility, Current Borrowing Capacity	4,100,000,000
Committed Funding Facilities [Member] | Nonbank Funding [Member]
Debt Instrument [Line Items]
Outstanding	22,600,000,000	15,300,000,000
Unused capacity	7,800,000,000	14,200,000,000
Total capacity	30,400,000,000	29,500,000,000
Committed Funding Facilities [Member] | Nonbank Funding [Member] | Secured Debt [Member] | North American Automotive Finance Operations [Member]
Debt Instrument [Line Items]
Outstanding	12,900,000,000	4,200,000,000
Unused capacity	5,400,000,000	10,200,000,000
Total capacity	18,300,000,000	14,400,000,000
Committed Funding Facilities [Member] | Nonbank Funding [Member] | Secured Debt [Member] | International Businesses [Member]
Debt Instrument [Line Items]
Outstanding	9,600,000,000	10,100,000,000
Unused capacity	2,400,000,000	3,000,000,000
Total capacity	12,000,000,000	13,100,000,000
Committed Funding Facilities [Member] | Nonbank Funding [Member] | Secured Debt [Member] | Mortgage Operations [Member]
Debt Instrument [Line Items]
Outstanding	0	700,000,000
Unused capacity	0	500,000,000
Total capacity	0	1,200,000,000
Committed Funding Facilities [Member] | Nonbank Funding [Member] | Unsecured Debt [Member] | North American Automotive Finance Operations [Member]
Debt Instrument [Line Items]
Outstanding	0	0
Unused capacity	0	500,000,000
Total capacity	0	500,000,000
Committed Funding Facilities [Member] | Nonbank Funding [Member] | Unsecured Debt [Member] | International Businesses [Member]
Debt Instrument [Line Items]
Outstanding	100,000,000	300,000,000
Unused capacity	0	0
Total capacity	100,000,000	300,000,000
Committed Funding Facilities [Member] | Shared Capacity [Member] | North American Automotive Finance Operations [Member]
Debt Instrument [Line Items]
Outstanding	1,000,000,000	1,500,000,000
Unused capacity	3,000,000,000	2,500,000,000
Total capacity	4,000,000,000	4,000,000,000
Committed Funding Facilities [Member] | Shared Capacity [Member] | International Businesses [Member]
Debt Instrument [Line Items]
Outstanding	100,000,000	100,000,000
Unused capacity	0	0
Total capacity	100,000,000	100,000,000
Committed Funding Facilities [Member] | Revolving secured funding facilities [Member]
Debt Instrument [Line Items]
Total capacity	34,300,000,000
Committed Funding Facilities [Member] | Revolving secured funding facilities 1 year or greater [Member]
Debt Instrument [Line Items]
Total capacity	13,900,000,000
Committed funding reliant upon origination of future automotive receivables [Member]
Debt Instrument [Line Items]
Unused capacity	$ 2,200,000,000	$ 4,900,000,000

Long-Term Debt (Uncommitted Funding Facilities) (Details) (Uncommitted Funding Facilities [Member], USD $)	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Outstanding	$ 7,000,000,000	$ 7,400,000,000
Unused capacity	2,700,000,000	3,900,000,000
Total capacity	9,700,000,000	11,300,000,000
Bank Funding Member | Secured Debt [Member]
Debt Instrument [Line Items]
Outstanding	4,800,000,000	5,400,000,000
Unused capacity	2,200,000,000	3,200,000,000
Total capacity	7,000,000,000	8,600,000,000
Bank Funding Member | Federal Reserve Bank Advances [Member] | Secured Debt [Member] | North American Automotive Finance Operations [Member]
Debt Instrument [Line Items]
Outstanding	0	0
Unused capacity	1,800,000,000	3,200,000,000
Total capacity	1,800,000,000	3,200,000,000
Bank Funding Member | Federal Home Loan Bank Advances [Member] | Secured Debt [Member] | North American Automotive Finance Operations [Member]
Debt Instrument [Line Items]
Outstanding	4,800,000,000	5,400,000,000
Unused capacity	400,000,000	0
Total capacity	5,200,000,000	5,400,000,000
Nonbank Funding [Member]
Debt Instrument [Line Items]
Outstanding	2,200,000,000	2,000,000,000
Unused capacity	500,000,000	700,000,000
Total capacity	2,700,000,000	2,700,000,000
Nonbank Funding [Member] | Secured Debt [Member] | International Businesses [Member]
Debt Instrument [Line Items]
Outstanding	100,000,000	100,000,000
Unused capacity	100,000,000	100,000,000
Total capacity	200,000,000	200,000,000
Nonbank Funding [Member] | Secured Debt [Member] | Mortgage Operations [Member]
Debt Instrument [Line Items]
Outstanding	0	0
Unused capacity	0	100,000,000
Total capacity	0	100,000,000
Nonbank Funding [Member] | Unsecured Debt [Member] | International Businesses [Member]
Debt Instrument [Line Items]
Outstanding	2,100,000,000	1,900,000,000
Unused capacity	400,000,000	500,000,000
Total capacity	$ 2,500,000,000	$ 2,400,000,000

Accrued Expenses and Other Liabilities (Schedule of Accrued Expenses and Other Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts Payable and Accrued Liabilities [Abstract]
Nontrading Derivative Liabilities	$ 2,468	$ 5,367
Cash collateral received from counterparties	941	1,410
ResCap settlement accrual	750	0
Accounts Payable	565	1,178
Accrued Employee Benefits	494	649
Reserves for insurance losses and loss adjustment expenses	341	580
Representation And Warranty Obligations Reserve Balance	105	825	830
Deferred Revenue	97	86
Taxes Payable	15	296
Deferred Tax Liabilities, Foreign	6	111
Accounts Payable, Related Parties	1	228
Accrued Income Taxes, Current	1	200
Loan repurchase liabilities	0	2,387
Other Accrued Liabilities	801	1,347
Accrued expenses and other liabilities	$ 6,585	$ 14,664

Equity (Schedule of Stockholders Equity) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity [Abstract]
Common Stock, Par or Stated Value Per Share	$ 0.01
Common Stock, Shares Authorized	2,021,384
US Treasury ownership of common stock	73.78%
Schedule of Stockholders Equity [Line Items]
Common Stock, Shares, Outstanding, beginning of period	1,330,970	1,330,970	799,120
Stock Issued During Period, Shares, Conversion of Convertible Securities	0	0	531,850
Common Stock, Shares, Outstanding, end of period	1,330,970	1,330,970	1,330,970
Series F-2 Preferred Stock [Member]
Schedule of Stockholders Equity [Line Items]
Conversion of Stock, Shares Converted			110,000,000

Equity (Narrative - Preferred Stock) (Details) (USD $)	12 Months Ended									12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Series F-2 Preferred Stock [Member]	Dec. 31, 2011 Series F-2 Preferred Stock [Member]	Dec. 31, 2010 Series F-2 Preferred Stock [Member]	Dec. 31, 2012 Series A Preferred Stock [Member]	Dec. 31, 2011 Series A Preferred Stock [Member]	Mar. 25, 2011 Series A Preferred Stock [Member]	Dec. 31, 2012 Series G Preferred Stock [Member]	Dec. 31, 2011 Series G Preferred Stock [Member]	Dec. 31, 2011 Retained earnings (accumulated deficit) [Member]
Class of Stock [Line Items]
Preferred Stock, Shares Authorized				228,750,000	228,750,000		160,870,560	160,870,560		2,576,601	2,576,601
Aggregate Liquidation Preference, Authorized Shares				$ 11,400,000,000
Conversion of Stock, Shares Converted						110,000,000
Stock Issued During Period, Shares, Conversion of Convertible Securities	0	0	531,850
Preferred Stock Conversions, Inducements			586,000,000
Fair value of additional shares to new MCP holders	30,000,000
Preferred Stock, Shares Issued and Outstanding				118,750,000	118,750,000		40,870,560	40,870,560		2,576,601	2,576,601
Aggregate Liquidation Preference, Issued and Outstanding				5,900,000,000
Preferred Stock, Dividend Rate, Percentage				9.00%	9.00%		8.50%	8.50%		7.00%	7.00%
Preferred stock dividend rate at August 15, 2016							6.24%
Conversion rate of MCP to common stock after December 30, 2016	0.00432
Liquidation preference (per share)				$ 50	$ 50		$ 25	$ 25	$ 1,000	$ 1,000	$ 1,000
Percentage of Amended Series A Perferred Stock sold by subsidary of GM		100.00%
Series A preferred stock amendment		$ 0										$ 32,000,000	[1]

[1]	Refer to Note 18 to the Consolidated Financial Statements for further detail.

Equity (Schedule Of Preferred Stock) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Mar. 25, 2011
Schedule of Capitalization, Equity [Line Items]
Mandatorily convertible preferred stock held by U.S. Department of Treasury	$ 5,685	$ 5,685
Preferred stock	1,255	1,255
Series F-2 Preferred Stock [Member]
Schedule of Capitalization, Equity [Line Items]
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685
Preferred stock par value (per share)	$ 0.01	$ 0.01
Liquidation preference (per share)	$ 50	$ 50
Preferred Stock, Shares Authorized	228,750,000	228,750,000
Preferred Stock, Shares Issued and Outstanding	118,750,000	118,750,000
Preferred Stock, Dividend Rate, Percentage	9.00%	9.00%
Redemption/call feature	Perpetual (b)	Perpetual (b)
Series A Preferred Stock [Member]
Schedule of Capitalization, Equity [Line Items]
Preferred stock	1,021	1,021
Preferred stock par value (per share)	$ 0.01	$ 0.01
Liquidation preference (per share)	$ 25	$ 25	$ 1,000
Preferred Stock, Shares Authorized	160,870,560	160,870,560
Preferred Stock, Shares Issued and Outstanding	40,870,560	40,870,560
Preferred Stock, Dividend Rate, Percentage	8.50%	8.50%
Preferred Stock, Dividend Payment Rate, Variable	three month LIBOR + 6.243%	three month LIBOR + 6.243%
Redemption/call feature	Perpetual (c)	Perpetual (c)
Series G Preferred Stock [Member]
Schedule of Capitalization, Equity [Line Items]
Preferred stock	$ 234	$ 234
Preferred stock par value (per share)	$ 0.01	$ 0.01
Liquidation preference (per share)	$ 1,000	$ 1,000
Preferred Stock, Shares Authorized	2,576,601	2,576,601
Preferred Stock, Shares Issued and Outstanding	2,576,601	2,576,601
Preferred Stock, Dividend Rate, Percentage	7.00%	7.00%
Redemption/call feature	Perpetual (e)	Perpetual (e)

Accumulated Other Comprehensive Income (Loss) Rollforward (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Beginning Balance Accumulated Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax	$ (114)	$ (26)	$ 151
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent	190	(88)	(177)
Ending Balance Accumulated Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax	76	(114)	(26)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Beginning Balance Accumulated Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Net of Tax	352	416	433
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent	16	(64)	(17)
Ending Balance Accumulated Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Net of Tax	368	352	416
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Beginning Balance Accumulated Other Comprehensive Income (Loss), Cumulative Changes in Net Gain (Loss) from Cash Flow Hedges, Effect Net of Tax	6	6	(27)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax, Portion Attributable to Parent	(4)	0	33
Ending Balance Accumulated Other Comprehensive Income (Loss), Cumulative Changes in Net Gain (Loss) from Cash Flow Hedges, Effect Net of Tax	2	6	6
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Beginning Balance Accumulated Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net of Tax	(157)	(137)	(97)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent	22	(20)	(40)
Ending Balance Accumulated Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net of Tax	(135)	(157)	(137)
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Beginning Balance Accumulated Other Comprehensive Income (Loss), Net of Tax	87	259	460
Other comprehensive income (loss), net of tax	224	(172)	(201)
Ending Balance Accumulated Other Comprehensive Income (Loss), Net of Tax	$ 311	$ 87	$ 259

Accumulated Other Comprehensive Income (Loss) Before and After Tax (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, before Tax	$ 377	$ 213	$ 317
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, before Tax	174	296	506
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, Portion Attributable to Parent	203	(83)	(189)
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Tax	(46)	(17)	3
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Tax	(33)	(12)	(9)
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax, Portion Attributable to Parent	(13)	(5)	12
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax	331	196	320
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax	141	284	497
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent	190	(88)	(177)
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Discontinued Operations, Net of Tax	28	2
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, before Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, before Tax	182	(238)	178
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period, Before Tax	(270)	173	(182)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, before Tax, Portion Attributable to Parent	(88)	(65)	(4)
Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Tax	2	1	(13)
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period, Tax	102	0	0
Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Tax, Portion Attributable to Parent	104	1	(13)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax	184	(237)	165
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax	(168)	173	(182)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent	16	(64)	(17)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, before Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, before Tax	(7)		35
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Tax Effect [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Tax	3		(2)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax	(4)	0	33
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax, [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, before Tax	(55)	(25)	(45)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, before Tax	(95)	(12)	(14)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax, Portion Attributable to Parent	40	(13)	(31)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized (Gain) Loss Arising During Period, Tax	19	(2)	(14)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Tax	37	5	(5)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Tax, Portion Attributable to Parent	(18)	(7)	(9)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax	(36)	(27)	(59)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax	(58)	(7)	(19)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent	22	(20)	(40)
Other Comprehensive Income (Loss), before Tax, Portion Attributable to Parent	148	(161)	(189)
Other Comprehensive Income (Loss), Tax, Portion Attributable to Parent	76	(11)	(12)
Other comprehensive income (loss), net of tax	$ 224	$ (172)	$ (201)

Earnings Per Common Share (Schedule Of Basic And Diluted Earnings Per Common Share) (Details) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Earnings Per Share [Abstract]
Net income (loss) from continuing operations	$ 934	$ 251	$ 183	$ 2	$ 4	$ (6)	$ (34)	$ (183)	$ 1,370		$ (219)		$ (334)
Preferred stock dividends - U.S. Department of Treasury									(535)		(534)		(963)
Preferred stock dividends									(267)		(260)		(282)
Impact of preferred stock amendment									0	[1]	32	[1]	(616)	[1]
Net income (loss) from continuing operations attributable to common shareholders									568		(981)		(2,195)
Income (loss) from discontinued operations, net of tax	466	133	(1,081)	308	(210)	(204)	147	329	(174)		62		1,363
Net income (loss) attributable to common shareholders									$ 394		$ (919)		$ (832)
Basic weighted-average common shares outstanding									1,330,970		1,330,970		800,597
Diluted weighted-average common shares outstanding									1,330,970	[2]	1,330,970	[2]	800,597	[2]
Earnings Per Share, Basic [Abstract]
Net income (loss) from continuing operations, Per Basic Share	$ 551	$ 38	$ (13)	$ (149)					$ 427		$ (738)		$ (2,742)
Income (Loss) from Discontinued Operations, Net of Tax, Per Basic Share									$ (131)		$ 47		$ 1,703
Net (loss) income, Basic	$ 901	$ 137	$ (825)	$ 82					$ 296		$ (691)		$ (1,039)
Earnings Per Share, Diluted [Abstract]
Net income (loss) from continuing operations, Per Diluted Share	$ 455	$ 38	$ (13)	$ (149)					$ 427	[2]	$ (738)	[2]	$ (2,742)	[2]
Income (loss) from discontinued operations, net of tax, Diluted									$ (131)	[2]	$ 47	[2]	$ 1,703	[2]
Net (loss) income, Diluted	$ 700	$ 137	$ (825)	$ 82					$ 296	[2]	$ (691)	[2]	$ (1,039)	[2]
Potential common shares excluded from diluted earnings per share calculation									574,000		574,000		987,000

[1]	Refer to Note 18 to the Consolidated Financial Statements for further detail.
[2]	Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2011 and 2010, respectively, net income (loss) from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

Regulatory Capital (Schedule Of Regulatory Capital Amount And Ratios) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Parent Company [Member]	Dec. 31, 2011 Parent Company [Member]	Dec. 31, 2012 Parent Company [Member] Minimum [Member]	Dec. 31, 2012 Parent Company [Member] Maximum [Member]	Dec. 31, 2012 Ally Bank [Member]	Dec. 31, 2011 Ally Bank [Member]
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
assets greater than $50 billion	$ 50,000,000,000
Tier 1 common ratio above 5 percent	5.00%
Tier 1 (to risk-weighted assets), Amount		20,232,000,000	21,067,000,000			14,136,000,000	12,953,000,000
Tier 1 (to risk-weighted assets), Ratio		13.13%	13.65%			16.26%	17.42%
Tier 1 (to risk-weighted assets), Required minimum		4.00%				4.00%
Tier 1 (to risk-weighted assets), Well-capitalized minimum		6.00%				6.00%
Total (to risk-weighted assets), Amount		21,669,000,000	22,664,000,000			14,827,000,000	13,675,000,000
Total (to risk-weighted assets), Ratio		14.07%	14.69%			17.06%	18.40%
Total (to risk-weighted assets), Required minimum		8.00%				8.00%
Total (to risk-weighted assets), Well-capitalized minimum		10.00%				10.00%
Tier 1 leverage (to adjusted average assets), Amount		20,232,000,000	21,067,000,000			14,136,000,000	12,953,000,000
Tier 1 leverage (to adjusted average assets), Ratio		11.16%	11.45%			15.30%	15.50%
Tier One Leverage Capital Required for Capital Adequacy to Average Assets				3.00%	4.00%
Tier 1 Leverage To Average Assets For Ally Bank						15.00%
Tier 1 leverage (to adjusted average assets), Well-capitalized minimum						5.00%
Tier 1 common (to risk-weighted assets), Amount		$ 10,749,000,000	$ 11,585,000,000
Tier 1 common (to risk-weighted assets), Ratio		6.98%	7.51%

Regulatory Capital Regulatory Matters (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Regulatory Matters [Line Items]
Assets	$ 182,347	$ 184,059	$ 172,008
Insurance Operations [Member]
Regulatory Matters [Line Items]
Assets	8,439	8,036	8,789
Maximum dividend to be paid without statutory approval	118
International Businesses [Member]
Regulatory Matters [Line Items]
Assets	15,300	13,600
Ally Bank [Member]
Regulatory Matters [Line Items]
Assets	94,800	85,300
FRB required reserve balance	$ 214	$ 205

Derivative Instruments And Hedging Activities (Narrative) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Cash and securities collateral placed with counterparties	$ 1,290	$ 1,448
Cash collateral received from counterparties	941	1,410
noncash collateral received	0.3	43
Nontrading Derivative Assets	2,298	5,687
Trading Derivative Assets		14
Nontrading Derivative Liabilities	2,468	5,367
Trading Derivative Liabilities		$ 12

Derivative Instruments And Hedging Activities Derivative Instruments And Hedging Activities (Offsetting Assets and Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivative [Line Items]
Derivative Asset, Fair Value, Gross Asset	$ 2,298	$ 5,701
Derivative Asset, Fair Value, Amount Offset Against Collateral	0	0
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	(1,291)	(3,085)
Derivative, Collateral, Right to Reclaim Cash	(841)	(618)
Derivative Liability, Fair Value, Gross Liability	(2,468)	(5,379)
Derivative Liability, Fair Value, Amount Offset Against Collateral	0	0
Derivative Liability, Fair Value, Amount Not Offset Against Collateral	(1,291)	(3,085)
Derivative, Collateral, Obligation to Return Cash	(1,092)	(1,215)
Net Asset [Member]
Derivative [Line Items]
Derivative Asset, Fair Value, Gross Asset	1,395	2,492
Derivative Asset, Fair Value, Amount Offset Against Collateral	0	0
Derivative, Fair Value, Amount Offset Against Collateral, Net	1,395	2,492
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	(503)	(1,748)
Derivative, Collateral, Right to Reclaim Cash	(841)	(618)
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	51	126
Derivative assets in net liability positions [Member] [Member]
Derivative [Line Items]
Derivative Asset, Fair Value, Gross Asset	788	1,337
Derivative Asset, Fair Value, Amount Offset Against Collateral	0	0
Derivative, Fair Value, Amount Offset Against Collateral, Net	788	1,337
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	(788)	(1,337)
Derivative, Collateral, Right to Reclaim Cash	0	0
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	0	0
Derivative assets with no offsetting arrangements [Member]
Derivative [Line Items]
Derivative Asset, Fair Value, Gross Asset	115	1,872
Derivative Asset, Fair Value, Amount Offset Against Collateral	0	0
Derivative, Fair Value, Amount Offset Against Collateral, Net	115	1,872
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	0	0
Derivative, Collateral, Right to Reclaim Cash	0	0
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	115	1,872
Assets [Member]
Derivative [Line Items]
Derivative, Fair Value, Amount Offset Against Collateral, Net	2,298	5,701
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	166	1,998
Net liability [Member]
Derivative [Line Items]
Derivative, Fair Value, Amount Offset Against Collateral, Net	(1,929)	(2,616)
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	(49)	(64)
Derivative Liability, Fair Value, Gross Liability	(1,929)	(2,616)
Derivative Liability, Fair Value, Amount Offset Against Collateral	0	0
Derivative Liability, Fair Value, Amount Not Offset Against Collateral	(788)	(1,337)
Derivative, Collateral, Obligation to Return Cash	(1,092)	(1,215)
Derivative liabilities in net asset positions [Member] [Member]
Derivative [Line Items]
Derivative, Fair Value, Amount Offset Against Collateral, Net	(503)	(1,748)
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	0	0
Derivative Liability, Fair Value, Gross Liability	(503)	(1,748)
Derivative Liability, Fair Value, Amount Offset Against Collateral	0	0
Derivative Liability, Fair Value, Amount Not Offset Against Collateral	(503)	(1,748)
Derivative, Collateral, Obligation to Return Cash	0	0
Derivative liabilities with no offsetting arrangements [Member]
Derivative [Line Items]
Derivative, Fair Value, Amount Offset Against Collateral, Net	(36)	(1,015)
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	(36)	(1,015)
Derivative Liability, Fair Value, Gross Liability	(36)	(1,015)
Derivative Liability, Fair Value, Amount Offset Against Collateral	0	0
Derivative Liability, Fair Value, Amount Not Offset Against Collateral	0	0
Derivative, Collateral, Obligation to Return Cash	0	0
Liabilities, Total [Member]
Derivative [Line Items]
Derivative, Fair Value, Amount Offset Against Collateral, Net	(2,468)	(5,379)
Derivative, Fair Value, Gross Amount Not Offset Against Collateral, Net	$ (85)	$ (1,079)

Derivative Instruments And Hedging Activities (Fair Value Amounts Of Derivative Instruments Reported On Our Condensed Consolidated Balance Sheet) (Details) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	$ 2,298	$ 5,701
Derivative Liability, Fair Value, Gross Liability	2,468	5,379
Notional amount	236,237	643,238
Accrued Interest [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	175	459
Derivative Liability, Fair Value, Gross Liability	144	458
Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	446	416
Derivative Liability, Fair Value, Gross Liability	63	58
Notional amount	18,521	19,606
Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	1,852	5,285
Derivative Liability, Fair Value, Gross Liability	2,405	5,321
Notional amount	217,716	623,632
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	411	293
Derivative Liability, Fair Value, Gross Liability	10	4
Notional amount	9,828	11,398
Interest Rate Contract [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	1,847	5,148
Derivative Liability, Fair Value, Gross Liability	2,378	5,274
Notional amount	215,252	616,063
Mortgage Servicing Rights And Retained Interests [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	1,616	4,812
Derivative Liability, Fair Value, Gross Liability	2,299	5,012
Notional amount	146,405	523,037
Mortgage Loan Commitments And Mortgage Loans Held-For-Sale [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	49	95
Derivative Liability, Fair Value, Gross Liability	23	107
Notional amount	9,617	24,950
Debt Contract [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	28	81
Derivative Liability, Fair Value, Gross Liability	29	54
Notional amount	17,716	25,934
Other [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	154	160
Derivative Liability, Fair Value, Gross Liability	27	101
Notional amount	41,514	42,142
Foreign Exchange Contract [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	5	137
Derivative Liability, Fair Value, Gross Liability	27	47
Notional amount	2,464	7,569
Fair Value Hedging [Member] | Interest Rate Contract [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	411	289
Derivative Liability, Fair Value, Gross Liability	0	4
Notional amount	7,248	8,398
Cash Flow Hedging [Member] | Interest Rate Contract [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	0	4
Derivative Liability, Fair Value, Gross Liability	10	0
Notional amount	2,580	3,000
Net Investment Hedging [Member] | Foreign Exchange Contract [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Gross Asset	35	123
Derivative Liability, Fair Value, Gross Liability	53	54
Notional amount	$ 8,693	$ 8,208

Derivative Instruments And Hedging Activities (Statement Of Gains and Losses on Derivative Instruments Reported in Statement of Comprehensive Income) (Details) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Interest on long-term debt	$ (3,336)	$ (3,930)	$ (4,207)
Servicing asset valuation and hedge activities, net	(4)	(434)	(617)
Gain (loss) on mortgage and automotive loans, net	379	229	587
Other income, net of losses	737	621	461
Gain (Loss) on Interest Rate Derivative Instruments Not Designated as Hedging Instruments	533	60	(503)
Gain (Loss) on Foreign Currency Derivative Instruments Not Designated as Hedging Instruments	(87)	78	(5)
Gain (Loss) on Derivative Instruments, Net, Pretax	417	182	(471)
Interest Gain For Qualifying Accounting Hedges Of Debt	119	248	312
Gains on amortization of deferred basis adjustments on the hedged items	226	216	148
Gain (Loss) from Revaulation of Foreign-Denominated Debt or Receivable	87	(103)	(17)
Designated as Hedging Instrument [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Instruments, Gain (Loss) Recognized in Income, Ineffective Portion and Amount Excluded from Effectiveness Testing, Net	(29)	44	37
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member] | Gain (Loss) Recognized in Earnings on Derivatives [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Interest on long-term debt	164	895	159
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member] | Gain (Loss) Recognized in Earnings on Hedged Item [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Interest on long-term debt	(193)	(851)	(122)
Interest Rate Contract [Member] | Not Designated as Hedging Instrument [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Servicing asset valuation and hedge activities, net	556	359	(470)
Gain (loss) on mortgage and automotive loans, net	(5)	(242)	69
Other income, net of losses	(18)	(57)	(102)
Foreign Exchange Contract [Member] | Designated as Hedging Instrument [Member] | Gain (Loss) Recognized in Earnings on Derivatives [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Other income, net of losses	0	35	0
Foreign Exchange Contract [Member] | Designated as Hedging Instrument [Member] | Gain (Loss) Recognized in Earnings on Hedged Item [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Other income, net of losses	0	(35)	0
Foreign Exchange Contract [Member] | Not Designated as Hedging Instrument [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Interest on long-term debt	(39)	61	(125)
Other income, net of losses	$ (48)	$ 17	$ 120

Derivative Instruments And Hedging Activities (Derivative Instruments Used In Net Investment Hedge Accounting Relationships) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Cumulative Translation Adjustment, Net of Tax, Period Increase (Decrease)	$ 285	$ (237)	$ 187
Interest Rate Contract [Member] | Cash Flow Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net	1	0	0
Derivative Instruments, Gain (Loss) Recognized in Income, Ineffective Portion and Amount Excluded from Effectiveness Testing, Net	(7)	5	0
Cash flow hedges, total interest on long-term debt	(6)	5	0
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	(7)	(1)	4
Foreign Exchange Contract [Member] | Net Investment Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net	(1)	(8)	12
Derivative Instruments, Gain (Loss) Recognized in Income, Net	0	(3)	(18)
Net Investment Hedges - Total Other Income, Net of Losses	(1)	(11)	(6)
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	$ (270)	$ 173	$ (183)

Income Taxes (Summarizes income (loss) from continuing operations before income tax expense) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summarizes income (loss) from continuing operations before income tax expense [Line Items]
Income (loss) from continuing operations before income tax expense	$ 47	$ 297	$ 167	$ 3	$ 18	$ 4	$ (26)	$ (173)	$ 514	$ (177)	$ (237)
Domestic Tax Authority [Member]
Summarizes income (loss) from continuing operations before income tax expense [Line Items]
Income (loss) from continuing operations before income tax expense									544	(157)	(186)
Foreign Tax Authority [Member]
Summarizes income (loss) from continuing operations before income tax expense [Line Items]
Income (loss) from continuing operations before income tax expense									$ (30)	$ (20)	$ (51)

Income Taxes (Schedule of Significant Components of Income Tax Expense) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Current Federal Tax Expense (Benefit)									$ 0	$ 10	$ 11
Current Foreign Tax Expense (Benefit)									(24)	29	39
Current State and Local Tax Expense (Benefit)									10	8	60
Current Income Tax Expense (Benefit)									(14)	47	110
Deferred Federal Income Tax Expense (Benefit)									(663)	0	(6)
Deferred Foreign Income Tax Expense (Benefit)									25	(5)	0
Deferred State and Local Income Tax Expense (Benefit)									(204)	0	(7)
Deferred Income Tax Expense (Benefit)									(842)	(5)	(13)
Income tax expense (benefit) from continuing operations	$ (887)	$ 46	$ (16)	$ 1	$ 14	$ 10	$ 8	$ 10	$ (856)	$ 42	$ 97

Income Taxes (Schedule of Effective Income Tax Rate Reconciliation) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income Tax Reconciliation, Income Tax Expense (Benefit), at Federal Statutory Income Tax Rate									$ 180	$ (62)	$ (83)
Income Tax Reconciliation, Change in Deferred Tax Assets Valuation Allowance									(1,022)	49	175
Income Tax Reconciliation, State and Local Income Taxes									(34)	22	(16)
Income Tax Reconciliation, Foreign Capital Loss									(45)	0	0
Income Tax Reconciliation, Changes in Unrecognized Tax Benefits									(6)	(7)	(15)
Income Tax Reconciliation, Foreign Income Tax Rate Differential									9	30	(21)
Income Tax Reconciliation, Equity in Earnings (Losses) of Unconsolidated Subsidiary									12	9	4
Income Tax Reconciliation, Other Adjustments									50	1	53
Income tax expense (benefit) from continuing operations	$ (887)	$ 46	$ (16)	$ 1	$ 14	$ 10	$ 8	$ 10	$ (856)	$ 42	$ 97

Income Taxes (Narrative - Carryforwards and Valuation Adjustment) (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Loss Carryforwards [Line Items]
Income tax expense (benefit) from continuing operations	$ (887,000,000)	$ 46,000,000	$ (16,000,000)	$ 1,000,000	$ 14,000,000	$ 10,000,000	$ 8,000,000	$ 10,000,000	$ (856,000,000)	$ 42,000,000	$ 97,000,000
Deferred Tax Assets, Valuation Allowance	1,653,000,000				2,274,000,000				1,653,000,000	2,274,000,000
Deferred Tax Assets, Tax Credit Carryforwards, Foreign	1,600,000,000								1,600,000,000
Domestic Tax Authority [Member]
Operating Loss Carryforwards [Line Items]
Deferred Tax Assets, Valuation Allowance	1,600,000,000								1,600,000,000
Operating Loss Carryforwards	668,000,000								668,000,000
Deferred Tax Assets, Capital Loss Carryforwards	2,200,000,000								2,200,000,000
State and Local Jurisdiction [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	1,700,000,000								1,700,000,000
Deferred Tax Assets, Capital Loss Carryforwards	$ 3,100,000,000								$ 3,100,000,000

Income Taxes (Schedule of Deferred Tax Assets and Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Deferred Tax Assets, Tax Credit Carryforwards	$ 1,631	$ 161
Deferred Tax Assets, Tax Loss Carryforward	1,025	1,976
Deferred Tax Asset, Mark-to-market on consumer finance receivables and loans	880	695
Deferred Tax Assets, Equity Investment	486	0
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals, Provision for Loan Losses	306	775
Deferred Tax Assets, Hedging Transactions	267	280
Deferred Tax Assets, State and local taxes	263	186
Deferred Tax Assets, ResCap Accrual	262	0
Deferred Tax Assets, Sales of finance receivables and loans	206	182
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals, Unearned Premiums Reserve	142	158
Deferred Tax Assets, Tax Deferred Expense, Reserves and Accruals, Contingencies	19	169
Deferred Tax Assets, Other	247	568
Deferred Tax Assets, Gross	5,734	5,150
Deferred Tax Assets, Valuation Allowance	(1,653)	(2,274)
Deferred Tax Assets, Net of Valuation Allowance	4,081	2,876
Deferred Tax Liabilities, Leasing Arrangements	1,756	2,052
Deferred Tax Liabilities, Basis Difference in Subsidiaries	454	0
Deferred tax liabilities, deferred expense, deferred acqusition cost	333	328
Deferred Tax Liabilities, Financing Arrangements	226	32
Deferred Tax Liabilities, Other Comprehensive Income	16	180
Deferred Tax Liabilities, Other	112	157
Deferred Tax Liabilities, Gross	2,897	2,749
Deferred Tax Assets, Net	$ 1,184	$ 127

Income Tax (Schedule of Unrecognized Tax Benefits Roll Forward) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Unrecognized Tax Benefits Beginning Balance	$ 198	$ 214	$ 172
Unrecognized Tax Benefits, Increases Resulting from Current Period Tax Positions	14	11	69
Unrecognized Tax Benefits, Increases Resulting from Prior Period Tax Positions	2	20	3
Unrecognized Tax Benefits, Decreases Resulting from Prior Period Tax Positions	(4)	(3)	(23)
Unrecognized Tax Benefits, Decreases Resulting from Settlements with Taxing Authorities	(17)	(35)	(9)
Unrecognized Tax Benefits, Reductions Resulting from Lapse of Applicable Statute of Limitations	(4)	0	(2)
Unrecognized tax benefits, foreign-currency translation adjustments	(5)	(9)	4
Unrecognized Tax Benefits, Deconsolidation of ResCap or Discontinued Operations	(82)	0	0
Unrecognized Tax Benefits Ending Balance	$ 102	$ 198	$ 214

Income Tax (Narrative - Unrecognized Tax Benefits) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	$ 84	$ 179	$ 199
Unrecognized Tax Benefits, Income Tax Penalties and Interest Expense	1	1	1
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	7	178	201
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Amount of Unrecorded Benefit	$ 22

Employee Benefit and Compensation Plans (Defined Contribution Plan) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Compensation Related Costs [Abstract]
Defined Contribution Plan, Cost Recognized	$ 49	$ 49	$ 45

Employee Benefits and Compensation Plans (Defined Benefit Pension Plans) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Compensation Related Costs [Abstract]
Defined Benefit Plan, Accumulated Benefit Obligation	$ 355	$ 528
Defined Benefit Plan, Fair Value of Plan Assets	214	398
Defined Benefit Plan, Funded Status of Plan	(141)	(130)
Defined Benefit Pension Plan Settlement Loss	$ 23

Employee Benefits and Compensation Plans (Share-based compensation) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock Issued During Period, Value, Share-based Compensation, Net of Forfeitures	$ 9,000
Pecent of TARP obligation that must be paid to receive 25% IRSU compensation	25.00%
Long-Term Equity Compensation Incentive Plan (LTIP) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Price	$ 8,500
Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation expense change due to annual valuation analysis	5,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	17,057	26,707
Share-based Compensation	78,000,000	50,000,000	58,000,000
Deferred Stock Unit [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation expense change due to annual valuation analysis	7,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	13,190	13,743
Share-based Compensation	57,000,000	19,000,000	68,000,000
Incentive Restricted Stock Unit [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation expense change due to annual valuation analysis	2,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	6,475	7,975
Share-based Compensation	$ 23,000,000	$ 12,000,000	$ 9,000,000
Shares Awarded 2008 [Member] | Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	7,420	8,421
Shares Awarded 2009 [Member] | Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	5,956	9,281
Shares Awarded 2010 [Member] | Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	2,648	5,199
Shares Awarded 2011 [Member] | Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	844	3,806
Shares Awarded 2012 [Member] | Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized	189
Minimum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
TARP Repayment	25.00%
Maximum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
TARP Repayment	50.00%

Fair Value (Fair Value Measurment - Recurring Basis) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgage servicing rights	$ 952	$ 2,519	$ 3,738
Retained Interest, Fair Value Disclosure	154	231
Long-term Debt, Fair Value	0	830
Available-for-sale, Equity Investment in Any One Industry Did Not Exceed Percentage	21.00%	18.00%
Fair Value, Measurements, Recurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		608
Total available-for-sale securities	14,178	15,135
Mortgage loans held-for-sale, net	2,490	3,919
Consumer mortgage finance receivables and loans, net		835
Mortgage servicing rights	952	2,519
Retained Interest, Fair Value Disclosure	154	231
Derivative Assets	2,298	5,701
Securities Held as Collateral, at Fair Value	202	328
Total assets	20,274	29,276
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2,468)	(5,379)
Trading Liabilities, Fair Value Disclosure		(61)
Liabilities, Fair Value Disclosure	(2,468)	(6,299)
Fair Value, Measurements, Recurring [Member] | On-Balance Sheet Securitization Debt [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Long-term Debt, Fair Value		(830)
Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2,388)	(5,278)
Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(80)	(101)
Fair Value, Measurements, Recurring [Member] | Loan repurchase liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Accrued expenses and other liabilities		(29)
Fair Value, Measurements, Recurring [Member] | Residential Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		608
Fair Value, Measurements, Recurring [Member] | Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	13,026	14,076
Fair Value, Measurements, Recurring [Member] | US Treasury and Government [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	2,214	1,546
Fair Value, Measurements, Recurring [Member] | US States and Political Subdivisions Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		1
Fair Value, Measurements, Recurring [Member] | Foreign Government Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	303	784
Fair Value, Measurements, Recurring [Member] | Collateralized Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	6,906	7,312
Fair Value, Measurements, Recurring [Member] | Asset-backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	2,340	2,615
Fair Value, Measurements, Recurring [Member] | Corporate Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	1,263	1,491
Fair Value, Measurements, Recurring [Member] | Other Debt Obligations [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		327
Fair Value, Measurements, Recurring [Member] | Equity Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	1,152	1,059
Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	2,258	5,441
Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	40	260
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		0
Total available-for-sale securities	1,852	2,389
Mortgage loans held-for-sale, net	0	0
Consumer mortgage finance receivables and loans, net		0
Mortgage servicing rights	0	0
Retained Interest, Fair Value Disclosure	0	0
Derivative Assets	40	79
Securities Held as Collateral, at Fair Value	103	328
Total assets	1,995	2,796
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(13)	(32)
Trading Liabilities, Fair Value Disclosure		(61)
Liabilities, Fair Value Disclosure	(13)	(93)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | On-Balance Sheet Securitization Debt [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Long-term Debt, Fair Value		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(13)	(32)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Loan repurchase liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Accrued expenses and other liabilities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Residential Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	700	1,330
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | US Treasury and Government [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	697	903
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | US States and Political Subdivisions Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Foreign Government Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	3	427
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Collateralized Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Asset-backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Corporate Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Other Debt Obligations [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Equity Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	1,152	1,059
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	40	79
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 1 [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		575
Total available-for-sale securities	12,326	12,684
Mortgage loans held-for-sale, net	2,490	3,889
Consumer mortgage finance receivables and loans, net		0
Mortgage servicing rights	0	0
Retained Interest, Fair Value Disclosure	0	0
Derivative Assets	2,210	5,516
Securities Held as Collateral, at Fair Value	99	0
Total assets	17,125	22,664
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2,452)	(5,328)
Trading Liabilities, Fair Value Disclosure		0
Liabilities, Fair Value Disclosure	(2,452)	(5,328)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | On-Balance Sheet Securitization Debt [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Long-term Debt, Fair Value		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2,374)	(5,229)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(78)	(99)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Loan repurchase liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Accrued expenses and other liabilities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Residential Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		575
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	12,326	12,684
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | US Treasury and Government [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	1,517	643
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | US States and Political Subdivisions Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		1
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Foreign Government Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	300	357
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Collateralized Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	6,906	7,312
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Asset-backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	2,340	2,553
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Corporate Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	1,263	1,491
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Other Debt Obligations [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		327
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Equity Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	2,170	5,274
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 2 [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	40	242
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		33
Total available-for-sale securities	0	62
Mortgage loans held-for-sale, net	0	30
Consumer mortgage finance receivables and loans, net		835
Mortgage servicing rights	952	2,519
Retained Interest, Fair Value Disclosure	154	231
Derivative Assets	48	106
Securities Held as Collateral, at Fair Value	0	0
Total assets	1,154	3,816
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(3)	(19)
Trading Liabilities, Fair Value Disclosure		0
Liabilities, Fair Value Disclosure	(3)	(878)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | On-Balance Sheet Securitization Debt [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Long-term Debt, Fair Value		(830)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(1)	(17)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Financial Instruments, Liabilities, Fair Value Disclosure	(2)	(2)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Loan repurchase liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Accrued expenses and other liabilities		(29)
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Residential Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities		33
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	62
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | US Treasury and Government [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | US States and Political Subdivisions Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Foreign Government Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Collateralized Mortgage Backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Asset-backed Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	62
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Corporate Debt Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Other Debt Obligations [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities		0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Equity Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total available-for-sale securities	0	0
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Interest Rate Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	48	88
Fair Value, Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative Assets	$ 0	$ 18

Fair Value (Fair Value Measurements - Recurring Fair Value Inputs) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Fair Value, Measurements, Recurring [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member]	Dec. 31, 2012 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2012 Retained Interest [Member] Discounted cash flow [Member] Minimum [Member]	Dec. 31, 2012 Retained Interest [Member] Discounted cash flow [Member] Maximum [Member]
Fair value inputs, Quantitative Information [Line Items]
Mortgage servicing rights	$ 952	$ 2,519	$ 3,738	$ 952	$ 2,519	$ 952	$ 2,519
Fair Value Inputs, Discount Rate								5.40%	6.10%
Retained Interest, Fair Value Disclosure	$ 154	$ 231		$ 154	$ 231	$ 154	$ 231
Fair Value Inputs, Commercial Paper Rate								0.00%	0.10%

Fair Value (Fair Value Measurement - Reconciliation of Level 3 Assets And Liabilities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	$ 3,797	$ 5,451
Net realized/unrealized gains (losses) included in earnings, Assets	(599)	(888)
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	(12)	15
Purchases, Assets	12	171
Sales, Assets	(314)	(426)
Issuances, Assets	240	625
Settlements, Assets	(209)	(1,128)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	(1,764)	(23)
Fair Value, Assets, Ending balance	1,151	3,797
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	(671)	(1,311)
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Liabilities, Beginning balance	(859)	(972)
Net realized/unrealized gains (losses) included in earnings, Liabilities	(115)	(369)
Net realized/unrealized gains (losses) included in other comprehensive income, Liabilities	0	1
Purchases, Liabilities	(11)	(46)
Sales, Liabilities	0	0
Issuances, Liabilities	0	0
Settlements, Liabilities	399	527
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Liabilities	586	0
Fair Value, Liabilities, Ending balance	0	(859)
Net unrealized gains (losses) included in earnings still held, Liability	(62)	(182)
On-Balance Sheet Securitization Debt [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets		0
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Liabilities, Beginning balance	(830)	(972)
Net realized/unrealized gains (losses) included in earnings, Liabilities	(115)	(371)
Net realized/unrealized gains (losses) included in other comprehensive income, Liabilities	0	1
Purchases, Liabilities	0	0
Sales, Liabilities	0	0
Issuances, Liabilities	0	0
Settlements, Liabilities	389	512
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Liabilities	556
Fair Value, Liabilities, Ending balance	0	(830)
Net unrealized gains (losses) included in earnings still held, Liability	(62)	(184)
Loan repurchase liabilities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets		0
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Liabilities, Beginning balance	(29)	0
Net realized/unrealized gains (losses) included in earnings, Liabilities	0	2
Net realized/unrealized gains (losses) included in other comprehensive income, Liabilities	0	0
Purchases, Liabilities	(11)	(46)
Sales, Liabilities	0	0
Issuances, Liabilities	0	0
Settlements, Liabilities	10	15
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Liabilities	30
Fair Value, Liabilities, Ending balance	0	(29)
Net unrealized gains (losses) included in earnings still held, Liability	0	2
Trading Assets (excluding derivatives) [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance		138
Net realized/unrealized gains (losses) included in earnings, Assets		5
Net realized/unrealized gains (losses) included in other comprehensive income, Assets		0
Purchases, Assets		0
Sales, Assets		(94)
Issuances, Assets		0
Settlements, Assets		(16)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets		0
Fair Value, Assets, Ending balance		33
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets		14
Residential Mortgage Backed Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	33	44
Net realized/unrealized gains (losses) included in earnings, Assets	2	5
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	0	0
Sales, Assets	0	0
Issuances, Assets	0	0
Settlements, Assets	(4)	(16)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	(31)	0
Fair Value, Assets, Ending balance	0	33
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	4	14
Trading Assets - Asset Backed Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance		94
Net realized/unrealized gains (losses) included in earnings, Assets		0
Net realized/unrealized gains (losses) included in other comprehensive income, Assets		0
Purchases, Assets		0
Sales, Assets		(94)
Issuances, Assets		0
Settlements, Assets		0
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets		0
Fair Value, Assets, Ending balance		0
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets		0
Debt Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance		1
Net realized/unrealized gains (losses) included in earnings, Assets		18
Net realized/unrealized gains (losses) included in other comprehensive income, Assets		14
Purchases, Assets		94
Sales, Assets		(65)
Issuances, Assets		0
Settlements, Assets		0
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets		0
Fair Value, Assets, Ending balance		62
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets		0
Collateralized Mortgage Backed Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance		1
Net realized/unrealized gains (losses) included in earnings, Assets		0
Net realized/unrealized gains (losses) included in other comprehensive income, Assets		0
Purchases, Assets		0
Sales, Assets		(1)
Issuances, Assets		0
Settlements, Assets		0
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets		0
Fair Value, Assets, Ending balance		0
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets		0
Asset-backed Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	62	0
Net realized/unrealized gains (losses) included in earnings, Assets	19	18
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	(12)	14
Purchases, Assets	0	94
Sales, Assets	(69)	(64)
Issuances, Assets	0	0
Settlements, Assets	0	0
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	0	0
Fair Value, Assets, Ending balance	0	62
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	0	0
Mortgage Loans Held-For-Sale [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	30	4
Net realized/unrealized gains (losses) included in earnings, Assets	0	(1)
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	12	46
Sales, Assets	0	(1)
Issuances, Assets	0	0
Settlements, Assets	(11)	(18)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	(31)	0
Fair Value, Assets, Ending balance	0	30
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	0	(2)
Consumer Mortgage Finance Receivables And Loans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	835	1,015
Net realized/unrealized gains (losses) included in earnings, Assets	121	352
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	1
Purchases, Assets	0	0
Sales, Assets	(245)	0
Issuances, Assets	0	0
Settlements, Assets	(124)	(533)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	(587)	0
Fair Value, Assets, Ending balance	0	835
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	51	136
Mortgage Servicing Rights [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	2,519	3,738
Net realized/unrealized gains (losses) included in earnings, Assets	(560)	(793)	(147)
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	0	31
Sales, Assets	0	(266)
Issuances, Assets	240	622
Settlements, Assets	0	0
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	(1,130)	0
Fair Value, Assets, Ending balance	952	2,519	3,738
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	(677)	(1,605)
Retained Interest [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	231	568
Net realized/unrealized gains (losses) included in earnings, Assets	46	180
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	0	0
Sales, Assets	0	0
Issuances, Assets	0	3
Settlements, Assets	(123)	(520)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	0	0
Fair Value, Assets, Ending balance	154	231
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	0	(15)
Derivative Financial Instruments, Assets [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	87	(13)
Net realized/unrealized gains (losses) included in earnings, Assets	(110)	164
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	0	0
Sales, Assets	0	0
Issuances, Assets	0	0
Settlements, Assets	53	(41)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	15	(23)
Fair Value, Assets, Ending balance	45	87
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	(49)	161
Interest Rate Contract [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	71	(13)
Net realized/unrealized gains (losses) included in earnings, Assets	(78)	148
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	0	0
Sales, Assets	0	0
Issuances, Assets	0	0
Settlements, Assets	53	(41)
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	1	(23)
Fair Value, Assets, Ending balance	47	71
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	1	145
Foreign Exchange Contract [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair Value, Assets, Beginning balance	16	0
Net realized/unrealized gains (losses) included in earnings, Assets	(32)	16
Net realized/unrealized gains (losses) included in other comprehensive income, Assets	0	0
Purchases, Assets	0	0
Sales, Assets	0	0
Issuances, Assets	0	0
Settlements, Assets	0	0
Transfers out of Level 3 Due to Deconsolidation or Discontinued Operations, Assets	14	0
Fair Value, Assets, Ending balance	(2)	16
Net Unrealized Gains (Losses) Included In Earnings Related to Instruments Still Held, Assets	(50)	16
Fair Value, Inputs, Level 3 [Member] | Mortgage Servicing Rights [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Net realized/unrealized gains (losses) included in earnings, Assets	$ (677)	$ (1,606)

Fair Value (Fair Value Measurement - Nonrecurring Basis) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 Property And Equipment [Member]	Dec. 31, 2011 Assets, Total [Member]	Dec. 31, 2011 Fair Value, Inputs, Level 1 [Member] Property And Equipment [Member]	Dec. 31, 2011 Fair Value, Inputs, Level 2 [Member] Property And Equipment [Member]	Dec. 31, 2011 Fair Value, Inputs, Level 3 [Member] Property And Equipment [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Mortgage Loans Held-For-Sale [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Commercial Finance Receivables And Loans, Mortgage [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Commercial Loan [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Commercial Loan [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Property And Equipment [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Assets, Total [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Assets, Total [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Commercial Finance Receivables And Loans, Mortgage [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 1 [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Commercial Finance Receivables And Loans, Mortgage [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 2 [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Commercial Finance Receivables And Loans, Automotive [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Commercial Finance Receivables And Loans, Mortgage [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Commercial Finance Receivables And Loans, Other [Member]	Dec. 31, 2012 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Repossessed And Foreclosed Assets [Member]	Dec. 31, 2011 Fair Value, Measurements, Nonrecurring [Member] Fair Value, Inputs, Level 3 [Member] Repossessed And Foreclosed Assets [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgages Held-for-sale, Fair Value Disclosure							$ 479															$ 0									$ 0									$ 479
Commercial Finance Receivables and Loans, Net, Fair Value						131	345		108	310	15	23	20								0	0	0	0	0	0	0			0	1	0	0	1	0	0			131	344	108	310	14	23	20
Other Assets, Fair Value Disclosure	13		0	13	0												3	59										0	0								0	32								3	27
Total Income (Loss) Included In Earnings		(8)														(8)
Total assets						134	896														0	0								0	46								134	850
Lower of cost or fair value or valuation reserve allowance								$ (60)	$ (19)	$ (30)	$ (10)	$ (7)	$ (10)	$ (26)	$ (50)		$ (2)	$ (15)	$ (28)	$ (125)

Fair Value (Fair Value Measurements - Nonrecurring Fair Value Inputs) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Fair Value, Measurements, Nonrecurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair value inputs, Quantitative Information [Line Items]
Commercial automobile finance receivables	108
Commercial Finance Receivables And Loans, Automotive [Member] | Fair Value of Collateral [Member] | Minimum [Member]
Fair value inputs, Quantitative Information [Line Items]
Fair Value Inputs, Adjusted Appraisal Value	65.00%
Commercial Finance Receivables And Loans, Automotive [Member] | Fair Value of Collateral [Member] | Maximum [Member]
Fair value inputs, Quantitative Information [Line Items]
Fair Value Inputs, Adjusted Appraisal Value	95.00%

Fair Value (Fair Value Option - Summary Of Changes Included In The Condensed Consolidated Statement Of Income) (Details) (Mortgage Loans Held-For-Sale [Member], USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Changes in Fair Value, Gain (Loss)	$ 50	$ 323
Fair Value, Option, Credit Risk, Gains (Losses) on Assets	0	0
Interest and fees on finance receivables and loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Changes in Fair Value, Gain (Loss)	0	0
Interest on loans held-for-sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Changes in Fair Value, Gain (Loss)	82	175
Interest on long-term debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Changes in Fair Value, Gain (Loss)	0	0
Gain on mortgage loans, net [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Changes in Fair Value, Gain (Loss)	(32)	148
Other Income [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Changes in Fair Value, Gain (Loss)	$ 0	$ 0

Fair Value (Fair Value Option Election) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Option, Quantitative Disclosures [Line Items]
Long-term Debt, Fair Value	$ 0	$ (830)
Fair Value Option Election, Unpaid Principal Balance [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Mortgages Held-for-sale, Fair Value Disclosure	2,416	3,766
Consumer mortgage finance receivables and loans, net	0	2,436
Fair Value Option Election, Unpaid Principal Balance [Member] | Mortgage Loans Held For Sale, Net [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Loans Held as Assets, Aggregate Amount in Nonaccrual Status	47	54
Fair Value, Option, Loans Held as Assets, 90 Days or More Past Due	36	53
Fair Value Option Election, Unpaid Principal Balance [Member] | Consumer Mortgage Finance Receivables And Loans, Net [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Loans Held as Assets, Aggregate Amount in Nonaccrual Status	0	506
Fair Value, Option, Loans Held as Assets, 90 Days or More Past Due	0	362
Fair Value Option Election, Unpaid Principal Balance [Member] | On-Balance Sheet Securitization Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Long-term Debt, Fair Value	0	(2,559)
Fair Value Option Election, Unpaid Principal Balance [Member] | Loan repurchase liabilities [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Other Liabilities, Fair Value Disclosure	0	(57)
Fair Value Option Election, Fair Value [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Mortgages Held-for-sale, Fair Value Disclosure	2,490	3,919
Consumer mortgage finance receivables and loans, net	0	835
Fair Value Option Election, Fair Value [Member] | Mortgage Loans Held For Sale, Net [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Loans Held as Assets, Aggregate Amount in Nonaccrual Status	25	27
Fair Value, Option, Loans Held as Assets, 90 Days or More Past Due	19	27
Fair Value Option Election, Fair Value [Member] | Consumer Mortgage Finance Receivables And Loans, Net [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Loans Held as Assets, Aggregate Amount in Nonaccrual Status	0	209
Fair Value, Option, Loans Held as Assets, 90 Days or More Past Due	0	163
Fair Value Option Election, Fair Value [Member] | On-Balance Sheet Securitization Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Long-term Debt, Fair Value	0	(830)
Fair Value Option Election, Fair Value [Member] | Loan repurchase liabilities [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Other Liabilities, Fair Value Disclosure	$ 0	$ (29)

Fair Value (Fair Value of Financial Instruments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans held-for-sale, net	$ 2,576	$ 8,557
Total finance receivables and loans, net	97,885	113,252
Nonmarketable equity securities	303	419
Deposit liabilities	47,915	45,050
Short-term borrowings	7,461	7,680
Long-term debt	74,561	92,885
Deferred interest for zero coupon bonds	321	640
Carrying (Reported) Amount, Fair Value Disclosure [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans held-for-sale, net	2,576	8,557
Total finance receivables and loans, net	97,885	113,252
Nonmarketable equity securities	303	419
Deposit liabilities	47,915	45,050
Short-term borrowings	7,461	7,680
Long-term debt	74,882	93,525
Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans held-for-sale, net	2,576	8,674
Total finance receivables and loans, net	98,907	113,576
Nonmarketable equity securities	306	423
Deposit liabilities	48,752	45,696
Short-term borrowings	7,460	7,622
Long-term debt	78,551	92,142
Fair Value, Inputs, Level 1 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans held-for-sale, net	0
Total finance receivables and loans, net	0
Nonmarketable equity securities	0
Deposit liabilities	0
Short-term borrowings	6
Long-term debt	0
Fair Value, Inputs, Level 2 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans held-for-sale, net	2,490
Total finance receivables and loans, net	0
Nonmarketable equity securities	272
Deposit liabilities	0
Short-term borrowings	0
Long-term debt	36,018
Fair Value, Inputs, Level 3 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans held-for-sale, net	86
Total finance receivables and loans, net	98,907
Nonmarketable equity securities	34
Deposit liabilities	48,752
Short-term borrowings	7,454
Long-term debt	$ 42,533

Segment And Geographic Information (Financial Information Operating Segments) (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Net financing revenue (loss)	$ 611,000,000	$ 472,000,000	$ 457,000,000	$ 351,000,000	$ 318,000,000	$ 254,000,000	$ 340,000,000	$ 212,000,000	$ 1,891,000,000	$ 1,124,000,000	$ 1,073,000,000
Other revenue	480,000,000	775,000,000	714,000,000	605,000,000	591,000,000	550,000,000	611,000,000	536,000,000	2,574,000,000	2,288,000,000	2,672,000,000
Total net revenue (loss)	1,091,000,000	1,247,000,000	1,171,000,000	956,000,000	909,000,000	804,000,000	951,000,000	748,000,000	4,465,000,000	3,412,000,000	3,745,000,000
Provision for loan losses	93,000,000	105,000,000	33,000,000	98,000,000	(30,000,000)	55,000,000	57,000,000	79,000,000	329,000,000	161,000,000	361,000,000
Total noninterest expense	951,000,000	845,000,000	971,000,000	855,000,000	921,000,000	745,000,000	920,000,000	842,000,000	3,622,000,000	3,428,000,000	3,621,000,000
Income (loss) from continuing operations before income tax expense	47,000,000	297,000,000	167,000,000	3,000,000	18,000,000	4,000,000	(26,000,000)	(173,000,000)	514,000,000	(177,000,000)	(237,000,000)
Assets	182,347,000,000				184,059,000,000				182,347,000,000	184,059,000,000	172,008,000,000
Net Interest Income (Loss) after Provision for Loan Losses									1,600,000,000	1,000,000,000	700,000,000
Automotive finance operations [Member]
Segment Reporting Information [Line Items]
Net financing revenue (loss)									2,827,000,000	2,530,000,000	2,697,000,000
Other revenue									322,000,000	422,000,000	724,000,000
Total net revenue (loss)									3,149,000,000	2,952,000,000	3,421,000,000
Provision for loan losses									253,000,000	89,000,000	260,000,000
Total noninterest expense									1,507,000,000	1,530,000,000	1,404,000,000
Income (loss) from continuing operations before income tax expense									1,389,000,000	1,333,000,000	1,757,000,000
Assets	128,411,000,000				112,591,000,000				128,411,000,000	112,591,000,000	97,961,000,000
Insurance Operations [Member]
Segment Reporting Information [Line Items]
Net financing revenue (loss)									64,000,000	62,000,000	73,000,000
Other revenue									1,150,000,000	1,336,000,000	1,728,000,000
Total net revenue (loss)									1,214,000,000	1,398,000,000	1,801,000,000
Provision for loan losses									0	0	0
Total noninterest expense									1,054,000,000	1,082,000,000	1,244,000,000
Income (loss) from continuing operations before income tax expense									160,000,000	316,000,000	557,000,000
Assets	8,439,000,000				8,036,000,000				8,439,000,000	8,036,000,000	8,789,000,000
Mortgage Operations [Member]
Segment Reporting Information [Line Items]
Net financing revenue (loss)									149,000,000	205,000,000	308,000,000
Other revenue									1,159,000,000	354,000,000	257,000,000
Total net revenue (loss)									1,308,000,000	559,000,000	565,000,000
Provision for loan losses									86,000,000	123,000,000	148,000,000
Total noninterest expense									627,000,000	344,000,000	340,000,000
Income (loss) from continuing operations before income tax expense									595,000,000	92,000,000	77,000,000
Assets	14,744,000,000				33,906,000,000				14,744,000,000	33,906,000,000	36,786,000,000
Corporate And Other [Member]
Segment Reporting Information [Line Items]
Net financing revenue (loss)									(1,149,000,000)	(1,673,000,000)	(2,005,000,000)
Other revenue									(57,000,000)	176,000,000	(37,000,000)
Total net revenue (loss)									(1,206,000,000)	(1,497,000,000)	(2,042,000,000)
Provision for loan losses									(10,000,000)	(51,000,000)	(47,000,000)
Total noninterest expense									434,000,000	472,000,000	633,000,000
Income (loss) from continuing operations before income tax expense									(1,630,000,000)	(1,918,000,000)	(2,628,000,000)
Assets	30,753,000,000				29,526,000,000				30,753,000,000	29,526,000,000	28,472,000,000
Commercial Finance Operations [Member]
Segment Reporting Information [Line Items]
Assets	$ 1,500,000,000				$ 1,200,000,000				$ 1,500,000,000	$ 1,200,000,000	$ 1,600,000,000

Segment And Geographic Information (Information Concerning Principal Geographic Areas) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)	$ 1,091	$ 1,247	$ 1,171	$ 956	$ 909	$ 804	$ 951	$ 748	$ 4,465	$ 3,412	$ 3,745
Income (loss) from continuing operations before income tax expense	47	297	167	3	18	4	(26)	(173)	514	(177)	(237)
Net income (loss)	1,400	384	(898)	310	(206)	(210)	113	146	1,196	(157)	1,029
Identifiable Assets	182,320				183,541				182,320	183,541	171,483
Long-Lived Assets	13,881				9,640				13,881	9,640	9,504
Foreign [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)									211	138	106
Income (loss) from continuing operations before income tax expense									18	(34)	(126)
Net income (loss)									796	784	851
Identifiable Assets	32,778				33,071				32,778	33,071	35,761
Long-Lived Assets	50				404				50	404	1,963
Canada [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)									233	174	157
Income (loss) from continuing operations before income tax expense									48	(13)	(40)
Net income (loss)									295	436	402
Identifiable Assets	13,362				15,156				13,362	15,156	17,321
Long-Lived Assets	1				282				1	282	1,522
Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)									(28)	(42)	(67)
Income (loss) from continuing operations before income tax expense									(14)	(3)	(85)
Net income (loss)									183	175	278
Identifiable Assets	10,971				9,976				10,971	9,976	11,321
Long-Lived Assets	16				92				16	92	406
Latin America [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)									2	4	12
Income (loss) from continuing operations before income tax expense									(19)	(18)	(7)
Net income (loss)									219	104	164
Identifiable Assets	8,050				7,647				8,050	7,647	6,917
Long-Lived Assets	33				30				33	30	35
Asia-Pacific [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)									4	2	4
Income (loss) from continuing operations before income tax expense									3	0	6
Net income (loss)									99	69	7
Identifiable Assets	395				292				395	292	202
Long-Lived Assets	0				0				0	0	0
Domestic [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Total net revenue (loss)									4,254	3,274	3,639
Income (loss) from continuing operations before income tax expense									496	(143)	(111)
Net income (loss)									400	(941)	178
Identifiable Assets	149,542				150,470				149,542	150,470	135,722
Long-Lived Assets	13,831				9,236				13,831	9,236	7,541
Amortization of Debt Discount (Premium)									$ 349	$ 925	$ 1,200

Parent And Guarantor Consolidating Financial Statements (Schedule of Consolidating Statement of Income) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									$ 4,539	$ 4,189	$ 3,882
Interest on loans held-for-sale									98	180	340
Interest on trading assets									10	8	1
Interest and dividends on available-for-sale investment securities									292	350	320
Interest-bearing cash									24	15	30
Operating leases									2,379	1,929	2,583
Total financing revenue and other interest income									7,342	6,671	7,156
Interest on deposits									645	615	580
Interest on short-term borrowings									71	61	45
Interest on long-term debt									3,336	3,930	4,207
Total interest expense									4,052	4,606	4,832
Depreciation expense on operating lease assets									1,399	941	1,251
Net financing revenue (loss)	611	472	457	351	318	254	340	212	1,891	1,124	1,073
Nonbank subsidiaries									0	0	0
Servicing fees									409	525	522
Servicing asset valuation and hedge activities, net									(4)	(434)	(617)
Total servicing income, net									405	91	(95)
Insurance premiums and service revenue earned									1,055	1,153	1,342
Gain (loss) on mortgage and automotive loans, net									379	229	587
Gain (loss) on extinguishment of debt									(148)	(64)	(124)
Other gain (loss) on investments, net									146	258	501
Other income, net of losses									737	621	461
Total other revenue	480	775	714	605	591	550	611	536	2,574	2,288	2,672
Total net revenue (loss)	1,091	1,247	1,171	956	909	804	951	748	4,465	3,412	3,745
Provision for loan losses	93	105	33	98	(30)	55	57	79	329	161	361
Compensation and benefits expense									1,106	993	1,087
Insurance losses and loss adjustment expenses									454	452	511
Other operating expenses									2,062	1,983	2,023
Total noninterest expense	951	845	971	855	921	745	920	842	3,622	3,428	3,621
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income of subsidiaries	47	297	167	3	18	4	(26)	(173)	514	(177)	(237)
Income tax expense (benefit) from continuing operations	(887)	46	(16)	1	14	10	8	10	(856)	42	97
Net income (loss) from continuing operations	934	251	183	2	4	(6)	(34)	(183)	1,370	(219)	(334)
Income (loss) from discontinued operations, net of tax	466	133	(1,081)	308	(210)	(204)	147	329	(174)	62	1,363
Undistributed income of bank subsidiaries									0	0	0
Undistributed income of nonbank subsidiaries									0	0	0
Net income (loss)	1,400	384	(898)	310	(206)	(210)	113	146	1,196	(157)	1,029
Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									0	0	0
Interest and dividends on available-for-sale investment securities											0
Interest-bearing cash									0
Interest Expense, Debt									0	0	0
Parent [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									852	1,071	938
Interest on loans held-for-sale									15	5	75
Interest on trading assets									0	0	0
Interest and dividends on available-for-sale investment securities									0	4	4
Interest-bearing cash									16	5	13
Operating leases									232	713	1,063
Total financing revenue and other interest income									1,219	1,971	2,572
Interest on deposits									58	65	52
Interest on short-term borrowings									60	56	43
Interest on long-term debt									2,676	3,365	3,691
Total interest expense									2,793	3,473	3,765
Depreciation expense on operating lease assets									113	250	435
Net financing revenue (loss)									(1,687)	(1,752)	(1,628)
Nonbank subsidiaries									1,074	1,383	182
Servicing fees									191	270	434
Servicing asset valuation and hedge activities, net									0	0	0
Total servicing income, net									191	270	434
Insurance premiums and service revenue earned									0	0	0
Gain (loss) on mortgage and automotive loans, net									(2)	22	31
Gain (loss) on extinguishment of debt									0	(64)	(127)
Other gain (loss) on investments, net									0	10	6
Other income, net of losses									173	(167)	(151)
Total other revenue									362	71	193
Total net revenue (loss)									(251)	(298)	(1,253)
Provision for loan losses									81	58	(200)
Compensation and benefits expense									728	685	785
Insurance losses and loss adjustment expenses									0	0	0
Other operating expenses									1,090	541	744
Total noninterest expense									1,818	1,226	1,529
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income of subsidiaries									(2,150)	(1,582)	(2,582)
Income tax expense (benefit) from continuing operations									(172)	(616)	(574)
Net income (loss) from continuing operations									(1,978)	(966)	(2,008)
Income (loss) from discontinued operations, net of tax									49	10	150
Undistributed income of bank subsidiaries									859	1,254	902
Undistributed income of nonbank subsidiaries									2,266	(455)	1,985
Net income (loss)									1,196	(157)	1,029
Parent [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									104	173	367
Interest and dividends on available-for-sale investment securities											112
Interest-bearing cash									0
Interest Expense, Debt									(1)	(13)	(21)
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									0	0	0
Interest on loans held-for-sale									0	0	0
Interest on trading assets									0	0	0
Interest and dividends on available-for-sale investment securities									0	0	0
Interest-bearing cash									0	0	0
Operating leases									0	0	0
Total financing revenue and other interest income									0	0	0
Interest on deposits									0	0	0
Interest on short-term borrowings									0	0	0
Interest on long-term debt									0	(1)	(1)
Total interest expense									1	1	1
Depreciation expense on operating lease assets									0	0	0
Net financing revenue (loss)									(1)	(1)	(1)
Nonbank subsidiaries									448	0	1
Servicing fees									0	0	0
Servicing asset valuation and hedge activities, net									0	0	0
Total servicing income, net									0	0	0
Insurance premiums and service revenue earned									0	0	0
Gain (loss) on mortgage and automotive loans, net									0	0	0
Gain (loss) on extinguishment of debt									0	0	0
Other gain (loss) on investments, net									0	0	0
Other income, net of losses									474	37	0
Total other revenue									474	37	0
Total net revenue (loss)									921	36	0
Provision for loan losses									0	0	0
Compensation and benefits expense									473	37	0
Insurance losses and loss adjustment expenses									0	0	0
Other operating expenses									1	1	0
Total noninterest expense									474	38	0
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income of subsidiaries									447	(2)	0
Income tax expense (benefit) from continuing operations									0	(1)	0
Net income (loss) from continuing operations									447	(1)	0
Income (loss) from discontinued operations, net of tax									(93)	(8)	3
Undistributed income of bank subsidiaries									859	1,254	902
Undistributed income of nonbank subsidiaries									(105)	477	259
Net income (loss)									1,108	1,722	1,164
Guarantor Subsidiaries [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									0	0	0
Interest and dividends on available-for-sale investment securities											0
Interest-bearing cash									0
Interest Expense, Debt									1	2	2
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									3,687	3,128	2,945
Interest on loans held-for-sale									83	175	265
Interest on trading assets									10	8	1
Interest and dividends on available-for-sale investment securities									292	346	318
Interest-bearing cash									8	10	17
Operating leases									2,147	1,216	1,520
Total financing revenue and other interest income									6,265	4,909	5,079
Interest on deposits									587	550	528
Interest on short-term borrowings									11	5	2
Interest on long-term debt									677	587	537
Total interest expense									1,395	1,338	1,440
Depreciation expense on operating lease assets									1,286	691	816
Net financing revenue (loss)									3,584	2,880	2,823
Nonbank subsidiaries									0	0	0
Servicing fees									218	256	89
Servicing asset valuation and hedge activities, net									(4)	(434)	(617)
Total servicing income, net									214	(178)	(528)
Insurance premiums and service revenue earned									1,055	1,153	1,342
Gain (loss) on mortgage and automotive loans, net									381	207	556
Gain (loss) on extinguishment of debt									(148)	0	(9)
Other gain (loss) on investments, net									146	248	501
Other income, net of losses									1,280	1,415	1,173
Total other revenue									2,928	2,845	3,035
Total net revenue (loss)									6,512	5,725	5,858
Provision for loan losses									248	103	561
Compensation and benefits expense									381	308	302
Insurance losses and loss adjustment expenses									454	452	511
Other operating expenses									1,685	2,069	1,875
Total noninterest expense									2,520	2,829	2,688
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income of subsidiaries									3,744	2,793	2,609
Income tax expense (benefit) from continuing operations									(684)	659	671
Net income (loss) from continuing operations									4,428	2,134	1,938
Income (loss) from discontinued operations, net of tax									(130)	57	1,214
Undistributed income of bank subsidiaries									0	0	0
Undistributed income of nonbank subsidiaries									0	0	0
Net income (loss)									4,298	2,191	3,152
Non-Guarantor Subsidiaries [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									22	26	4
Interest and dividends on available-for-sale investment securities											9
Interest-bearing cash									16
Interest Expense, Debt									120	196	373
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									0	(10)	(1)
Interest on loans held-for-sale									0	0	0
Interest on trading assets									0	0	0
Interest and dividends on available-for-sale investment securities									0	0	(2)
Interest-bearing cash									0	0	0
Operating leases									0	0	0
Total financing revenue and other interest income									(142)	(209)	(495)
Interest on deposits									0	0	0
Interest on short-term borrowings									0	0	0
Interest on long-term debt									(17)	(21)	(20)
Total interest expense									(137)	(206)	(374)
Depreciation expense on operating lease assets									0	0	0
Net financing revenue (loss)									(5)	(3)	(121)
Nonbank subsidiaries									(1,522)	(1,383)	(183)
Servicing fees									0	(1)	(1)
Servicing asset valuation and hedge activities, net									0	0	0
Total servicing income, net									0	(1)	(1)
Insurance premiums and service revenue earned									0	0	0
Gain (loss) on mortgage and automotive loans, net									0	0	0
Gain (loss) on extinguishment of debt									0	0	12
Other gain (loss) on investments, net									0	0	(6)
Other income, net of losses									(1,190)	(664)	(561)
Total other revenue									(1,190)	(665)	(556)
Total net revenue (loss)									(2,717)	(2,051)	(860)
Provision for loan losses									0	0	0
Compensation and benefits expense									(476)	(37)	0
Insurance losses and loss adjustment expenses									0	0	0
Other operating expenses									(714)	(628)	(596)
Total noninterest expense									(1,190)	(665)	(596)
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income of subsidiaries									(1,527)	(1,386)	(264)
Income tax expense (benefit) from continuing operations									0	0	0
Net income (loss) from continuing operations									(1,527)	(1,386)	(264)
Income (loss) from discontinued operations, net of tax									0	3	(4)
Undistributed income of bank subsidiaries									(1,718)	(2,508)	(1,804)
Undistributed income of nonbank subsidiaries									(2,161)	(22)	(2,244)
Net income (loss)									(5,406)	(3,913)	(4,316)
Consolidation, Eliminations [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Interest and fees on finance receivables and loans									(126)	(199)	(371)
Interest and dividends on available-for-sale investment securities											(121)
Interest-bearing cash									(16)
Interest Expense, Debt									$ (120)	$ (185)	$ (354)

Parent And Guarantor Consolidating Financial Statements (Schedule Of Condensed Consolidating Statement Of Comprehensive Income) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	$ 1,400	$ 384	$ (898)	$ 310	$ (206)	$ (210)	$ 113	$ 146	$ 1,196	$ (157)	$ 1,029
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax									331	196	320
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax									141	284	497
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent									190	(88)	(177)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax									184	(237)	165
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax									(168)	173	(182)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent									16	(64)	(17)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax									(4)	0	33
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax									(36)	(27)	(59)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax									(58)	(7)	(19)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent									22	(20)	(40)
Other comprehensive income (loss), net of tax									224	(172)	(201)
Other Comprehensive Income Cumulative Effect of Change in Accounting Principle									0	0	(4)	[1]
Comprehensive income (loss)									1,420	(329)	824
Parent [Member]
Condensed Financial Statements, Captions [Line Items]
Net income (loss)									1,196	(157)	1,029
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax									190	(82)	(174)
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax									0	6	3
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent									190	(88)	(177)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax									184	(237)	165
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax									(168)	173	(182)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent									16	(64)	(17)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax									(4)		33
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax									22	(20)	(40)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax									0	0	0
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent									22	(20)	(40)
Other comprehensive income (loss), net of tax									224	(172)	(201)
Other Comprehensive Income Cumulative Effect of Change in Accounting Principle											(4)
Comprehensive income (loss)									1,420	(329)	824
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net income (loss)									1,108	1,722	1,164
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax									39	50	(85)
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax									0	0	0
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent									39	50	(85)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax									114	(114)	442
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax									0	0	0
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent									114	(114)	442
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax									(4)		0
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax									0	1	0
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax									0	0	0
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent									0	1	0
Other comprehensive income (loss), net of tax									149	(63)	357
Other Comprehensive Income Cumulative Effect of Change in Accounting Principle											0
Comprehensive income (loss)									1,257	1,659	1,521
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net income (loss)									4,298	2,191	3,152
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax									329	171	649
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax									141	278	499
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent									188	(107)	150
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax									205	(219)	630
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax									0	0	0
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent									205	(219)	630
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax									(4)		0
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax									(36)	(27)	(81)
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax									(58)	(7)	(19)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent									22	(20)	(62)
Other comprehensive income (loss), net of tax									411	(346)	718
Other Comprehensive Income Cumulative Effect of Change in Accounting Principle											(4)
Comprehensive income (loss)									4,709	1,845	3,866
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Net income (loss)									(5,406)	(3,913)	(4,316)
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Net of Tax									(227)	57	(70)
Other Comprehensive Income (Loss), Reclassification Adjustment for Sale of Securities Included in Net Income, Net of Tax									0	0	(5)
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent									(227)	57	(65)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax									(319)	333	(1,072)
Other Comprehensive Income Unrealized Gain Loss On Net Investment Hedges Arising During the Period Net of Tax									0	0	0
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Parent									(319)	333	(1,072)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax									8		0
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax									(22)	19	62
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax									0	0	0
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent									(22)	19	62
Other comprehensive income (loss), net of tax									(560)	409	(1,075)
Other Comprehensive Income Cumulative Effect of Change in Accounting Principle											4
Comprehensive income (loss)									$ (5,966)	$ (3,504)	$ (5,387)

[1]	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Parent And Guarantor Consolidating Financial Statements (Schedule Of Condensed Consolidating Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	$ 1,073	$ 2,475
Interest-bearing Deposits in Banks and Other Financial Institutions	6,440	10,560
Total cash and cash equivalents	7,513	13,035	11,670	14,788
Trading assets	0	622
Investment securities	14,178	15,135
Loans held-for-sale, net	2,576	8,557
Finance receivables and loans, net	99,055	114,755
Loans to bank subsidiary	0	0
Loans to nonbank subsidiary	0	0
Allowance for loan losses	(1,170)	(1,503)
Total finance receivables and loans, net	97,885	113,252
Investment in operating leases, net	13,550	9,275
Receivables from bank subsidiary	0	0
Receivables from nonbank subsidiary	0	0
Investment in bank subsidiaries	0	0
Investment in nonbank subsidiaries	0	0
Mortgage servicing rights	952	2,519	3,738
Premiums receivable and other insurance assets	1,609	1,853
Other Assets	11,908	18,741
Assets of operations held-for-sale	32,176	1,070
Total assets	182,347	184,059	172,008
Noninterest-bearing deposit liabilities	1,977	2,029
Interest-bearing deposit liabilities	45,938	43,021
Total deposit liabilities	47,915	45,050
Short-term borrowings	7,461	7,680
Long-term debt	74,561	92,885
Debt Payable To Nonbank Subsidiaries	0	0
Payables to Bank Subsidiaries	0	0
Payables to Nonbank Subsidiaries	0	0
Interest payable	932	1,587
Unearned insurance premiums and service revenue	2,296	2,576
Accrued expenses and other liabilities	6,585	14,664
Liabilities of operations held-for-sale	22,699	337
Total liabilities	162,449	164,779
Total equity	19,898	19,280
Total liabilities and equity	182,347	184,059
Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	0
Interest-bearing Deposits in Banks and Other Financial Institutions	0	0
Noninterest-bearing deposit liabilities	0
Parent [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	729	1,413
Interest-bearing Deposits in Banks and Other Financial Institutions	3,204	4,848
Total cash and cash equivalents	3,972	6,261	4,665	757
Trading assets		0
Investment securities	0	0
Loans held-for-sale, net	0	425
Finance receivables and loans, net	12,486	15,151
Loans to bank subsidiary	1,600	4,920
Loans to nonbank subsidiary	3,514	5,397
Allowance for loan losses	(170)	(245)
Total finance receivables and loans, net	17,430	25,223
Investment in operating leases, net	2,003	928
Receivables from bank subsidiary	677	82
Receivables from nonbank subsidiary	315	1,070
Investment in bank subsidiaries	14,288	13,094
Investment in nonbank subsidiaries	19,180	17,433
Mortgage servicing rights	0	0
Premiums receivable and other insurance assets	0	0
Other Assets	2,514	2,664
Assets of operations held-for-sale	855	(174)
Total assets	61,234	67,006
Noninterest-bearing deposit liabilities	0	0
Interest-bearing deposit liabilities	983	1,768
Total deposit liabilities	983	1,768
Short-term borrowings	3,094	2,756
Long-term debt	32,342	39,615
Debt Payable To Nonbank Subsidiaries	530	574
Payables to Bank Subsidiaries	752	39
Payables to Nonbank Subsidiaries	674	1,266
Interest payable	748	1,167
Unearned insurance premiums and service revenue	0	0
Accrued expenses and other liabilities	2,187	541
Liabilities of operations held-for-sale	26	0
Total liabilities	41,336	47,726
Total equity	19,898	19,280
Total liabilities and equity	61,234	67,006
Parent [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	39
Interest-bearing Deposits in Banks and Other Financial Institutions	0	0
Noninterest-bearing deposit liabilities	0
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	0	0
Interest-bearing Deposits in Banks and Other Financial Institutions	0	14
Total cash and cash equivalents	0	14	2	5
Trading assets		0
Investment securities	0	0
Loans held-for-sale, net	0	0
Finance receivables and loans, net	0	476
Loans to bank subsidiary	0	0
Loans to nonbank subsidiary	0	356
Allowance for loan losses	0	(2)
Total finance receivables and loans, net	0	830
Investment in operating leases, net	0	0
Receivables from bank subsidiary	0	0
Receivables from nonbank subsidiary	334	327
Investment in bank subsidiaries	14,288	13,094
Investment in nonbank subsidiaries	3,723	3,809
Mortgage servicing rights	0	0
Premiums receivable and other insurance assets	0	0
Other Assets	0	2
Assets of operations held-for-sale	762	0
Total assets	19,107	18,076
Noninterest-bearing deposit liabilities	0	0
Interest-bearing deposit liabilities	0	0
Total deposit liabilities	0	0
Short-term borrowings	0	136
Long-term debt	0	214
Debt Payable To Nonbank Subsidiaries	0	492
Payables to Bank Subsidiaries	0	0
Payables to Nonbank Subsidiaries	0	1
Interest payable	0	3
Unearned insurance premiums and service revenue	0	0
Accrued expenses and other liabilities	451	323
Liabilities of operations held-for-sale	725	0
Total liabilities	1,176	1,169
Total equity	17,931	16,907
Total liabilities and equity	19,107	18,076
Guarantor Subsidiaries [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	0
Interest-bearing Deposits in Banks and Other Financial Institutions	0	0
Noninterest-bearing deposit liabilities	0
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	344	1,062
Interest-bearing Deposits in Banks and Other Financial Institutions	3,236	5,698
Total cash and cash equivalents	4,032	7,276	7,506	14,026
Trading assets		622
Investment securities	14,178	15,135
Loans held-for-sale, net	2,576	8,132
Finance receivables and loans, net	86,569	99,128
Loans to bank subsidiary	0	0
Loans to nonbank subsidiary	672	550
Allowance for loan losses	(1,000)	(1,256)
Total finance receivables and loans, net	86,241	98,422
Investment in operating leases, net	11,547	8,347
Receivables from bank subsidiary	0	0
Receivables from nonbank subsidiary	378	577
Investment in bank subsidiaries	0	0
Investment in nonbank subsidiaries	0	0
Mortgage servicing rights	952	2,519
Premiums receivable and other insurance assets	1,609	1,853
Other Assets	9,968	16,713
Assets of operations held-for-sale	30,582	1,244
Total assets	162,063	160,840
Noninterest-bearing deposit liabilities	1,977	2,029
Interest-bearing deposit liabilities	44,955	41,253
Total deposit liabilities	46,971	43,282
Short-term borrowings	4,367	4,788
Long-term debt	42,219	53,056
Debt Payable To Nonbank Subsidiaries	5,708	10,673
Payables to Bank Subsidiaries	0	0
Payables to Nonbank Subsidiaries	278	750
Interest payable	184	417
Unearned insurance premiums and service revenue	2,296	2,576
Accrued expenses and other liabilities	4,517	14,438
Liabilities of operations held-for-sale	21,948	337
Total liabilities	128,488	130,317
Total equity	33,575	30,523
Total liabilities and equity	162,063	160,840
Non-Guarantor Subsidiaries [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	0
Interest-bearing Deposits in Banks and Other Financial Institutions	452	516
Noninterest-bearing deposit liabilities	39
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	0	0
Interest-bearing Deposits in Banks and Other Financial Institutions	0	0
Total cash and cash equivalents	(491)	(516)	(503)	0
Trading assets		0
Investment securities	0	0
Loans held-for-sale, net	0	0
Finance receivables and loans, net	0	0
Loans to bank subsidiary	(1,600)	(4,920)
Loans to nonbank subsidiary	(4,186)	(6,303)
Allowance for loan losses	0	0
Total finance receivables and loans, net	(5,786)	(11,223)
Investment in operating leases, net	0	0
Receivables from bank subsidiary	(677)	(82)
Receivables from nonbank subsidiary	(1,027)	(1,974)
Investment in bank subsidiaries	(28,576)	(26,188)
Investment in nonbank subsidiaries	(22,903)	(21,242)
Mortgage servicing rights	0	0
Premiums receivable and other insurance assets	0	0
Other Assets	(574)	(638)
Assets of operations held-for-sale	(23)	0
Total assets	(60,057)	(61,863)
Noninterest-bearing deposit liabilities	0	0
Interest-bearing deposit liabilities	0	0
Total deposit liabilities	(39)	0
Short-term borrowings	0	0
Long-term debt	0	0
Debt Payable To Nonbank Subsidiaries	(6,238)	(11,739)
Payables to Bank Subsidiaries	(752)	(39)
Payables to Nonbank Subsidiaries	(952)	(2,017)
Interest payable	0	0
Unearned insurance premiums and service revenue	0	0
Accrued expenses and other liabilities	(570)	(638)
Liabilities of operations held-for-sale	0	0
Total liabilities	(8,551)	(14,433)
Total equity	(51,506)	(47,430)
Total liabilities and equity	(60,057)	(61,863)
Consolidation, Eliminations [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and Due from Banks	(39)
Interest-bearing Deposits in Banks and Other Financial Institutions	(452)	(516)
Noninterest-bearing deposit liabilities	$ (39)

Parent And Guarantor Consolidating Financial Statements (Schedule Of Condensed Consolidating Statement of Cash Flow) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	$ 5,049		$ 5,493		$ 11,607
Purchases of available-for-sale securities	(12,816)		(19,377)		(24,116)
Proceeds from sales of available-for-sale securities	7,662		14,232		17,872
Proceeds from maturities of available-for-sale securities	5,673		4,965		4,527
Net (increase) decrease in finance receivables and loans	(11,943)		(16,998)		(17,344)
Proceeds from sales of finance receivables and loans	2,332		2,868		3,138
Net (increase) decrease in operating lease assets	(5,699)		(1,011)		5,076
Capital contributions to subsidiaries	0		0		0
Returns of contributed capital	0		0		0
Net decrease in cash and cash equivalents from deconsolidation of ResCap	(539)		0		0
Proceeds from sale of business units, net	516	[1]	50	[1]	161	[1]
Other, net	(1,741)		1,143		3,119
Net cash (used in) provided by investing activities	(16,555)		(14,128)		(7,567)
Net change in short-term borrowings	2,694		514		(3,629)
Net increase in bank deposits	7,580		5,840		6,556
Proceeds from issuance of long-term debt	39,401		44,754		39,002
Repayments of long-term debt	(39,909)		(40,473)		(49,530)
Dividends paid	(802)		(819)		(1,253)
Capital contributions from parent	0		0		0
Other, net	(927)		234		869
Net cash provided by (used in) financing activities	8,037		10,050		(7,985)
Effect of exchange-rate changes on cash and cash equivalents	(58)		49		102
Net Cash Provided by (Used in) Continuing Operations	(3,527)		1,464		(3,843)
Adjustment for change in cash and cash equivalent of operations held for sale	(1,995)		(99)		725
Cash and cash equivalents at beginning of period	13,035		11,670		14,788
Cash and cash equivalents at end of period	7,513		13,035		11,670
Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Net decrease in investment securities --- intercompany					0
Net (increase) decrease in finance receivables and loans	0		0		0
Net Change in Debt, Intercompany	0		0		0
Dividends paid and returns of contributed capital	0		0		0
Parent [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	102		2,695		4,552
Purchases of available-for-sale securities	0		0		(1,485)
Proceeds from sales of available-for-sale securities	0		1,494		41
Proceeds from maturities of available-for-sale securities	0		1		0
Net (increase) decrease in finance receivables and loans	3,027		(2,933)		(5,177)
Proceeds from sales of finance receivables and loans	352		1,346		6
Net (increase) decrease in operating lease assets	(2,268)		2,890		(2,770)
Capital contributions to subsidiaries	(261)		(1,634)		(2,036)
Returns of contributed capital	2,079		1,255		880
Net decrease in cash and cash equivalents from deconsolidation of ResCap	0
Proceeds from sale of business units, net	29		0		59
Other, net	(247)		124		104
Net cash (used in) provided by investing activities	6,590		5,286		(2,319)
Net change in short-term borrowings	338		237		735
Net increase in bank deposits	0		0		0
Proceeds from issuance of long-term debt	3,613		3,201		5,824
Repayments of long-term debt	(11,238)		(9,414)		(4,292)
Dividends paid	(802)		(819)		(1,253)
Capital contributions from parent	0		0		0
Other, net	(785)		308		418
Net cash provided by (used in) financing activities	(8,918)		(6,416)		1,675
Effect of exchange-rate changes on cash and cash equivalents	(63)		31		0
Net Cash Provided by (Used in) Continuing Operations	(2,289)		1,596		3,908
Adjustment for change in cash and cash equivalent of operations held for sale	0		0		0
Cash and cash equivalents at beginning of period	6,261		4,665		757
Cash and cash equivalents at end of period	3,972		6,261		4,665
Parent [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Net decrease in investment securities --- intercompany					323
Net (increase) decrease in finance receivables and loans	3,879		2,743		7,736
Net Change in Debt, Intercompany	(44)		71		243
Dividends paid and returns of contributed capital	0		0		0
Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	306		209		13
Purchases of available-for-sale securities	0		0		0
Proceeds from sales of available-for-sale securities	0		0		0
Proceeds from maturities of available-for-sale securities	0		0		0
Net (increase) decrease in finance receivables and loans	2		(51)		96
Proceeds from sales of finance receivables and loans	0		0		0
Net (increase) decrease in operating lease assets	0		0		0
Capital contributions to subsidiaries	0		(855)		(1,737)
Returns of contributed capital	0		0		0
Net decrease in cash and cash equivalents from deconsolidation of ResCap	0
Proceeds from sale of business units, net	0		0		0
Other, net	(13)		(1)		(1)
Net cash (used in) provided by investing activities	94		(896)		(1,925)
Net change in short-term borrowings	25		47		50
Net increase in bank deposits	0		0		0
Proceeds from issuance of long-term debt	70		200		90
Repayments of long-term debt	(73)		(226)		(256)
Dividends paid	0		0		0
Capital contributions from parent	169		855		1,725
Other, net	1		0		0
Net cash provided by (used in) financing activities	(414)		699		1,909
Effect of exchange-rate changes on cash and cash equivalents	0		0		0
Net Cash Provided by (Used in) Continuing Operations	(14)		12		(3)
Adjustment for change in cash and cash equivalent of operations held for sale	0		0		0
Cash and cash equivalents at beginning of period	14		2		5
Cash and cash equivalents at end of period	0		14		2
Guarantor Subsidiaries [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Net decrease in investment securities --- intercompany					0
Net (increase) decrease in finance receivables and loans	105		11		(283)
Net Change in Debt, Intercompany	(149)		30		300
Dividends paid and returns of contributed capital	(457)		(207)		0
Non-Guarantor Subsidiaries [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	5,862		3,973		7,230
Purchases of available-for-sale securities	(12,816)		(19,377)		(22,631)
Proceeds from sales of available-for-sale securities	7,662		12,738		17,872
Proceeds from maturities of available-for-sale securities	5,673		4,964		4,527
Net (increase) decrease in finance receivables and loans	(14,972)		(14,014)		(12,263)
Proceeds from sales of finance receivables and loans	1,980		1,522		3,132
Net (increase) decrease in operating lease assets	(3,431)		(3,901)		7,846
Capital contributions to subsidiaries	0		0		0
Returns of contributed capital	0		0		0
Net decrease in cash and cash equivalents from deconsolidation of ResCap	(539)
Proceeds from sale of business units, net	487		50		102
Other, net	(1,481)		1,020		3,016
Net cash (used in) provided by investing activities	(17,308)		(17,086)		1,559
Net change in short-term borrowings	2,331		230		(4,414)
Net increase in bank deposits	7,619		5,840		6,556
Proceeds from issuance of long-term debt	35,718		41,353		33,047
Repayments of long-term debt	(28,598)		(30,833)		(44,982)
Dividends paid	0		0		0
Capital contributions from parent	92		1,634		2,048
Other, net	(143)		(74)		451
Net cash provided by (used in) financing activities	10,192		12,964		(16,136)
Effect of exchange-rate changes on cash and cash equivalents	5		18		102
Net Cash Provided by (Used in) Continuing Operations	(1,249)		(131)		(7,245)
Adjustment for change in cash and cash equivalent of operations held for sale	(1,995)		(99)		725
Cash and cash equivalents at beginning of period	7,276		7,506		14,026
Cash and cash equivalents at end of period	4,032		7,276		7,506
Non-Guarantor Subsidiaries [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Net decrease in investment securities --- intercompany					260
Net (increase) decrease in finance receivables and loans	129		(88)		(302)
Net Change in Debt, Intercompany	(3,984)		(2,755)		(7,774)
Dividends paid and returns of contributed capital	(2,843)		(2,431)		(1,068)
Consolidation, Eliminations [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	(1,221)		(1,384)		(188)
Purchases of available-for-sale securities	0		0		0
Proceeds from sales of available-for-sale securities	0		0		(41)
Proceeds from maturities of available-for-sale securities	0		0		0
Net (increase) decrease in finance receivables and loans	0		0		0
Proceeds from sales of finance receivables and loans	0		0		0
Net (increase) decrease in operating lease assets	0		0		0
Capital contributions to subsidiaries	261		2,489		3,773
Returns of contributed capital	(2,079)		(1,255)		(880)
Net decrease in cash and cash equivalents from deconsolidation of ResCap	0
Proceeds from sale of business units, net	0		0		0
Other, net	0		0		0
Net cash (used in) provided by investing activities	(5,931)		(1,432)		(4,882)
Net change in short-term borrowings	0		0		0
Net increase in bank deposits	(39)		0		0
Proceeds from issuance of long-term debt	0		0		41
Repayments of long-term debt	0		0		0
Dividends paid	0		0		0
Capital contributions from parent	(261)		(2,489)		(3,773)
Other, net	0		0		0
Net cash provided by (used in) financing activities	7,177		2,803		4,567
Effect of exchange-rate changes on cash and cash equivalents	0		0		0
Net Cash Provided by (Used in) Continuing Operations	25		(13)		(503)
Adjustment for change in cash and cash equivalent of operations held for sale	0		0		0
Cash and cash equivalents at beginning of period	(516)		(503)		0
Cash and cash equivalents at end of period	(491)		(516)		(503)
Consolidation, Eliminations [Member] | Intercompany [Member]
Condensed Financial Statements, Captions [Line Items]
Net decrease in investment securities --- intercompany					(583)
Net (increase) decrease in finance receivables and loans	(4,113)		(2,666)		(7,151)
Net Change in Debt, Intercompany	4,177		2,654		7,231
Dividends paid and returns of contributed capital	$ 3,300		$ 2,638		$ 1,068

[1]	The amounts are net of cash and cash equivalents of $147 million at December 31, 2012, $88 million at December 31, 2011, and $1.2 billion at December 31, 2010 of business units at the time of disposition.

Guarantees and Commitments (Guarantees to third parties) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Guarantor Obligations [Line Items]
Default automotive repurchases	$ 0	$ 0
Standby letters of credit and other guarantees	44	88
Maximum [Member]
Guarantor Obligations [Line Items]
Default automotive repurchases	1,897	1,600
Standby letters of credit and other guarantees	$ 274	$ 333

Guarantees and Commitments (Contractual financing commitments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Guarantees [Abstract]
Commitment to sell mortgages or securities	$ 6,282	$ 12,632
Commitment to purchase or originate mortgages or securities	4,249	6,741
Commitment to provide capital to investees	86	56
Commitment to provide retail automotive receivables to third parties	425	1,779
Warehouse and construction lending commitments	100	1,018
Commitment to fund remaining unused balances on home equity lines of credit	411	2,234
Unused revolving credit line commitments	668	1,304
Commitments to fund home equity lines of credit in off-balance sheet securitizations	$ 0

Guarantees and Commitments (Schedule of Lease Commitments) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Guarantees [Abstract]
Operating Leases, Future Minimum Payments Due, Next Twelve Months	$ 70
Operating Leases, Future Minimum Payments, Due in Two Years	62
Operating Leases, Future Minimum Payments, Due in Three Years	50
Operating Leases, Future Minimum Payments, Due in Four Years	29
Operating Leases, Future Minimum Payments, Due in Five Years	18
Operating Leases, Future Minimum Payments, Due Thereafter	23
Operating Leases, Future Minimum Payments Due	252
Operating Leases, Rent Expense	$ 63	$ 79	$ 84

Guarantees and Commitments (Other Purchase Commitments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Guarantees [Abstract]
Other Commitment, Due in Next Twelve Months	$ 253
Other Commitment, Due in Second and Third Year	159
Other Commitment, Due in Fourth and Fifth Year	74
Other Commitment, Due after Fifth Year	25
Other Commitment	$ 511

Contingencies and Other Risks (Narrative - Mortgage-Related Matters) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Loss Contingency [Abstract]
Total Charge Recorded Related to ResCap Bankruptcy	$ 1,192	$ 0	$ 0
Impairment of Investment in ResCap	442
Cash Contribution to ResCap	$ 750

Contingencies And Other Risks (Schedule Of Changes In Reserve And Warranty Obligations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Loss Contingency [Abstract]
Representation And Warranty Obligations Reserve Beginning Balance	$ 825	$ 830
Provision for mortgage representation and warranty expenses, Loans sales	16	19
Provision for mortgage representation and warranty expenses, Change in estimate continuing operations	67	324
Provision for mortgage representation and warranty expenses	83	343
Resolved Claims On Unpaid Principal Balance	(146)	(360)
Representation And Warranty Obligations Recoveries	8	12
Deconsolidation of Representation & Warranty Reserve	(665)	0
Representation And Warranty Obligations Reserve Ending Balance	$ 105	$ 825

Quarterly Financial Statements (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Quarterly Financial Statements [Abstract]
Net financing revenue (loss)	$ 611	$ 472	$ 457	$ 351	$ 318	$ 254	$ 340	$ 212	$ 1,891		$ 1,124		$ 1,073
Other revenue	480	775	714	605	591	550	611	536	2,574		2,288		2,672
Total net revenue (loss)	1,091	1,247	1,171	956	909	804	951	748	4,465		3,412		3,745
Provision for loan losses	93	105	33	98	(30)	55	57	79	329		161		361
Total noninterest expense	951	845	971	855	921	745	920	842	3,622		3,428		3,621
Income (loss) from continuing operations before income tax expense	47	297	167	3	18	4	(26)	(173)	514		(177)		(237)
Income tax expense (benefit) from continuing operations	(887)	46	(16)	1	14	10	8	10	(856)		42		97
Net income (loss) from continuing operations	934	251	183	2	4	(6)	(34)	(183)	1,370		(219)		(334)
Income (loss) from discontinued operations, net of tax	466	133	(1,081)	308	(210)	(204)	147	329	(174)		62		1,363
Net income (loss)	$ 1,400	$ 384	$ (898)	$ 310	$ (206)	$ (210)	$ 113	$ 146	$ 1,196		$ (157)		$ 1,029
Net income (loss) from continuing operations, Per Basic Share	$ 551	$ 38	$ (13)	$ (149)					$ 427		$ (738)		$ (2,742)
Net (loss) income, Basic	$ 901	$ 137	$ (825)	$ 82					$ 296		$ (691)		$ (1,039)
Net income (loss) from continuing operations, Per Diluted Share	$ 455	$ 38	$ (13)	$ (149)					$ 427	[1]	$ (738)	[1]	$ (2,742)	[1]
Net (loss) income, Diluted	$ 700	$ 137	$ (825)	$ 82					$ 296	[1]	$ (691)	[1]	$ (1,039)	[1]
Net income (loss) from continuing operations, Per Basic and Diluted Share					$ (147)	$ (154)	$ (170)	$ (266)
Net income (loss), Basic and Diluted					$ (305)	$ (308)	$ (58)	$ (19)

[1]	Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2011 and 2010, respectively, net income (loss) from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

Subsequent Events (Details) (USD $)	12 Months Ended						3 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2012 Series F-2 Preferred Stock [Member]	Dec. 31, 2012 Series G Preferred Stock [Member]	Dec. 31, 2012 Series A Preferred Stock [Member]	Dec. 31, 2012 Automotive finance operations [Member]
Subsequent Event [Line Items]
Cash dividend per share							$ 1.125	$ 17.5	$ 0.53
Preferred stock dividend amount outstanding							$ 134,000,000	$ 45,000,000	$ 22,000,000
Total Proceeds Received from Divestiture of Businesses										4,100,000,000
Noncash or Part Noncash Divestiture, Amount of Consideration Received										400,000,000
Proceeds from sale of business units, net	$ 516,000,000	[1]	$ 50,000,000	[1]	$ 161,000,000	[1]				$ 3,700,000,000

[1]	The amounts are net of cash and cash equivalents of $147 million at December 31, 2012, $88 million at December 31, 2011, and $1.2 billion at December 31, 2010 of business units at the time of disposition.